UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05583

Franklin Templeton Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA	94403-1906
(Address of principal executive offices)	(Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (650) 312-2000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

Item 1.	Reports to Stockholders.

DECEMBER 31, 2007

FRANKLIN TEMPLETON
VARIABLE INSURANCE PRODUCTS TRUST

ANNUAL REPORT

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ANNUAL REPORT

*Not part of the annual report

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

MASTER CLASS – 1

IMPORTANT NOTES TO PERFORMANCE INFORMATION

Performance data is historical and cannot predict or guarantee future results. Principal value and investment return will fluctuate with market conditions, and you may have a gain or loss when you withdraw your money. Inception dates of the funds may have preceded the effective dates of the subaccounts, contracts, or their availability in all states.

When reviewing the index comparisons, please keep in mind that indexes have a number of inherent performance differentials over the funds. First, unlike the funds, which must hold a minimum amount of cash to maintain liquidity, indexes do not have a cash component. Second, the funds are actively managed and, thus, are subject to management fees to cover salaries of securities analysts or portfolio managers in addition to other expenses. Indexes are unmanaged and do not include any commissions or other expenses typically associated with investing in securities. Third, indexes often contain a different mix of securities than the fund to which they are compared. Additionally, please remember that indexes are simply a measure of performance and cannot be invested in directly.

i

FRANKLIN GLOBAL COMMUNICATIONS SECURITIES FUND

We are pleased to bring you Franklin Global Communications Securities Fund’s annual report for the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+24.58%	+23.77%	+3.62%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Bloomberg World Communications Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Due to data availability, performance for the Bloomberg World Communications Index is shown starting 8/31/03 using the Fund’s value on that date. Please see Index Descriptions following the Fund Summaries.

Franklin Global Communications Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goals and Main Investments: Franklin Global Communications Securities Fund seeks capital appreciation and current income. The Fund normally invests at least 80% of its net assets in investments of communications companies anywhere in the world and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its broad benchmark, the S&P 500, which returned +5.49% for the period under review.1 The Fund also outperformed its narrow benchmark, the Bloomberg World Communications Index, which returned +17.20%.1

Economic and Market Overview

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 0.6% in the first quarter of 2007 but advanced in the second quarter at an annualized 3.8% rate. Federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures supported growth. GDP grew an annualized 4.9% in the third quarter of 2007 despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 as credit conditions worsened, consumer spending slowed, and GDP growth decelerated to an estimated 0.6% annualized rate.

The unemployment rate increased from 4.4% at the beginning of the period to 5.0% in December 2007.2 Although consumer confidence in July neared a six-year high, it declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. By investing predominantly in communications companies, the Fund carries much greater risk of adverse developments affecting the communications sector, and among those companies, than a fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize companies have historically been more volatile in price than larger company securities, especially over the short term. The Fund’s prospectus also includes a description of the main investment risks.

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Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.71% at the beginning of the period to 4.04% on December 31, 2007.

Following sell-offs in late February and mid-March, stock markets rebounded amid generally strong first quarter corporate earnings reports. However, volatility picked up substantially in the latter half of the year due to investor concerns about slowing economic growth. The major stock indexes recovered from a late-summer sell-off and a November correction, and the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +8.88%.3 The broader S&P 500 returned +5.49%, and the technology-heavy NASDAQ Composite Index returned +11.53%.3 The energy, materials and utilities sectors performed particularly well.

Investment Strategy

We are research-driven, fundamental investors. As bottom-up investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise within the communications industry and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular marketing niche, proven technology, sound financial profits and records, or strong management are all factors we believe may contribute to growth in earnings or share price.

Manager’s Discussion

During the year under review, the global communications sector performed well. The Fund benefited particularly from several of its investments in the wireless communications sector. Wireless access in less developed countries with low service penetration rates, or the number of wireless users, grew more rapidly than many industry analysts expected and yet, many of these markets continued to hold the potential for strong future growth. Relative global economic stability,

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

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combined with the rollout of pre-paid wireless plans, also fueled industry expansion. Within wireless communications, China’s leading wireless services provider, China Mobile, was among the Fund’s top contributors to performance as the company posted strong earnings growth due to robust subscriber growth rates during the reporting period. The Fund also benefited from its investments in Canada’s leading wireless voice and data communications provider Rogers Communications and Latin America-based America Movil.

Several of the Fund’s electronic technology sector holdings were also significant contributors to performance.4 Shares of computer processing hardware manufacturer Apple rose to record highs during the review period due to strong sales of its digital music players and services, Macintosh personal computers and related computer hardware devices. Another key contributor was Finland’s Nokia, the world’s largest mobile phone maker. The company increased its market share largely due to strong sales in the Asia-Pacific region and in Europe. In addition, through a series of recent acquisitions, the company expanded its scope beyond cell phones to include several Internet-related services. Within the consumer durables sector, Japanese gamemaker Nintendo was a standout performer.5

In contrast, not all of the Fund’s holdings performed well, including a few individual wireless telecommunications holdings. For example, new Fund holding MetroPCS Communications suffered from increased competition and slower-than-expected subscription growth rates. The Fund’s investment in Leap International Wireless also declined in value. Other major detractors included Rackable Systems (sold during the reporting period), a leading provider of servers and storage systems for large-scale data centers, and digital content provider Limelight Networks, which was bought and sold during the reporting period.

Thank you for your participation in Franklin Global Communications Securities Fund. We look forward to serving your future investment needs.

4. The electronic technology sector comprises aerospace and defense, computer communications, computer processing hardware and telecommunications equipment in the SOI.

5. The consumer durables sector comprises electronics and appliances and recreational products in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Global Communications Securities Fund

12/31/07

Company Sector/Industry, Country	% of Total Net Assets

America Movil SAB de CV, L, ADR	4.9%
Wireless Communications, Mexico

Rogers Communications Inc., B	4.8%
Wireless Communications, Canada

Apple Inc.	4.6%
Computer Processing Hardware, U.S.

NII Holdings Inc.	4.2%
Wireless Communications, U.S.

Nintendo Co. Ltd.	4.0%
Recreational Products, Japan

Google Inc., A	3.8%
Internet Software & Services, U.S.

MetroPCS Communications Inc.	3.5%
Wireless Communications, U.S.

American Tower Corp., A	3.4%
Specialty Telecommunications, U.S.

China Mobile (Hong Kong) Ltd., ADR	3.4%
Wireless Communications, China

SBA Communications Corp.	3.3%
Wireless Communications, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Communications Securities Fund – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,065.50	$3.07
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$3.01

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.59%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Communications Securities Fund

	Year Ended December 31,
Class 1	2007		2006	2005		2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.06		$8.09	$7.17		$6.32		$4.53

Income from investment operations[a]:
Net investment income (loss)[b]	0.04		(0.01)	0.04		0.05		0.06
Net realized and unrealized gains (losses)	2.42		2.01	1.08		0.87		1.78

Total from investment operations	2.46		2.00	1.12		0.92		1.84

Less distributions from net investment income	—		(0.03)	(0.20)		(0.07)		(0.05)

Net asset value, end of year	$12.52		$10.06	$8.09		$7.17		$6.32

Total return[c]	24.58%		24.69%	16.12%		14.66%		40.46%
Ratios to average net assets
Expenses	0.61%	[d]	0.67% [d]	0.65%	[d]	0.64%	[d]	0.64%
Net investment income (loss)	0.30%		(0.13)%	0.63%		0.85%		1.08%

Supplemental data
Net assets, end of year (000’s)	$152,519		$145,425	$138,015		$142,898		$149,480
Portfolio turnover rate	93.43%		134.21%	170.40%		178.52%		96.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Communications Securities Fund

	Year Ended December 31,
Class 2	2007		2006	2005		2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$9.94		$8.00	$7.10		$6.28		$4.51

Income from investment operations[a]:
Net investment income (loss)[b]	(0.01)		(0.03)	0.03		0.04		0.05
Net realized and unrealized gains (losses)	2.41		1.99	1.06		0.84		1.77

Total from investment operations	2.40		1.96	1.09		0.88		1.82

Less distributions from net investment income	—		(0.02)	(0.19)		(0.06)		(0.05)

Net asset value, end of year	$12.34		$9.94	$8.00		$7.10		$6.28

Total return[c]	24.25%		24.56%	15.79%		14.18%		40.44%
Ratios to average net assets
Expenses	0.86%	[d]	0.92% [d]	0.90%	[d]	0.89%	[d]	0.89%
Net investment income (loss)	0.05%		(0.38)%	0.38%		0.60%		0.83%

Supplemental data
Net assets, end of year (000’s)	$143,078		$78,975	$38,613		$23,704		$10,719
Portfolio turnover rate	93.43%		134.21%	170.40%		178.52%		96.60%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Global Communications Securities Fund	Country	Shares	Value
Long Term Investments 96.7%
Common Stocks 96.4%
Advertising/Marketing Services 1.9%
[a]Focus Media Holding Ltd., ADR	China	96,700	$5,493,527

Aerospace & Defense 3.1%
[a]FLIR Systems Inc.	United States	183,100	5,731,030
[a]Orbital Sciences Corp.	United States	134,000	3,285,680

			9,016,710

Broadcasting 1.4%
Grupo Televisa SA, ADR	Mexico	140,900	3,349,193
[a]XM Satellite Radio Holdings Inc., A	United States	66,000	807,840

			4,157,033

Computer Communications 3.8%
[a]Cisco Systems Inc.	United States	166,700	4,512,569
[a]F5 Networks Inc.	United States	122,100	3,482,292
[a]Riverbed Technology Inc.	United States	116,900	3,125,906

			11,120,767

Computer Processing Hardware 4.6%
[a]Apple Inc.	United States	68,600	13,588,288

Data Processing Services 0.5%
[a]NeuStar Inc., A	United States	48,900	1,402,452

Diversified Telecommunication Services 9.2%
AT&T Inc.	United States	75,117	3,121,862
[a]Bharti Airtel Ltd.	India	188,245	4,751,150
Cable & Wireless PLC	United Kingdom	742,700	2,744,817
PT Telekomunikasi Indonesia, B	Indonesia	1,627,000	1,758,217
Reliance Communication Ltd.	India	79,000	1,496,599
Singapore Telecommunications Ltd.	Singapore	563,000	1,562,316
Telenor ASA	Norway	315,000	7,520,701
Telus Corp.	Canada	87,900	4,242,054

			27,197,716

Electronic Production Equipment 0.7%
[a]FormFactor Inc.	United States	66,400	2,197,840

Electronics/Appliances 0.6%
Sony Corp., ADR	Japan	30,800	1,672,440

Finance/Rental/Leasing 1.2%
[a,b]BM&F (Bolsa De Mercadorias E Futuros), 144A	Brazil	257,000	3,609,551

Internet Software/Services 8.9%
[a]Baidu.com Inc., ADR	China	11,000	4,294,290
[a]Equinix Inc.	United States	60,900	6,155,163
[a]Google Inc., A	United States	16,400	11,340,272
[a]Sohu.com Inc.	China	33,700	1,837,324
[a]VeriSign Inc.	United States	72,300	2,719,203

			26,346,252

Media Conglomerates 1.7%
News Corp., A	United States	140,600	2,880,894
The Walt Disney Co.	United States	69,940	2,257,663

			5,138,557

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Global Communications Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Movies/Entertainment 0.3%
[a]Outdoor Channel Holdings Inc.	United States	142,300	$981,870

Recreational Products 8.5%
[a]Activision Inc.	United States	284,700	8,455,590
Nintendo Co. Ltd.	Japan	19,700	11,818,410
[a]Scientific Games Corp., A	United States	95,400	3,172,050
[a]Ubisoft Entertainment SA	France	16,200	1,642,373

			25,088,423

Semiconductors 2.1%
Maxim Integrated Products Inc.	United States	171,000	4,528,080
[a]Microsemi Corp.	United States	79,300	1,755,702

			6,283,782

Specialty Telecommunications 6.9%
[a]American Tower Corp., A	United States	239,302	10,194,265
[a]Crown Castle International Corp.	United States	150,090	6,243,744
[a]Maxcom Telecomunicaciones SA, ADR	Mexico	64,900	824,879
[a]Time Warner Telecom Inc., A	United States	159,300	3,232,197

			20,495,085

Telecommunications Equipment 13.1%
[a]Comverse Technology Inc.	United States	193,200	3,332,700
Garmin Ltd.	Cayman Islands	44,700	4,335,900
Harris Corp.	United States	97,000	6,079,960
Nokia Corp., ADR	Finland	249,300	9,570,627
QUALCOMM Inc.	United States	163,300	6,425,855
[a]Research In Motion Ltd.	Canada	48,700	5,522,580
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	85,100	1,987,085
[a]ViaSat Inc.	United States	43,500	1,497,705

			38,752,412

Wireless Communications 27.9%
America Movil SAB de CV, L, ADR	Mexico	234,300	14,383,677
Cellcom Israel Ltd.	Israel	52,400	1,664,224
China Mobile (Hong Kong) Ltd., ADR	China	115,300	10,016,111
[c]Globe Telecom Inc.	Philippines	40,100	1,526,971
[a]Leap Wireless International Inc.	United States	132,800	6,193,792
[a]MetroPCS Communications Inc.	United States	539,400	10,491,330
[a]NII Holdings Inc.	United States	258,800	12,505,216
Rogers Communications Inc., B	Canada	315,800	14,297,199
[a]SBA Communications Corp.	United States	290,300	9,823,752
Taiwan Mobile Co. Ltd.	Taiwan	1,155,000	1,549,261

			82,451,533

Total Common Stocks (Cost $190,785,092)			284,994,238

Preferred Stock (Cost $720,899) 0.3%
Telecommunications Equipment 0.3%
[a,d,e]Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES	United States	309,399	1,067,426

Total Long Term Investments (Cost $191,505,991)			286,061,664

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Global Communications Securities Fund	Country	Principal Amount	Value
Short Term Investment (Cost $16,181,709) 5.5%
Repurchase Agreement 5.5%
[f]Joint Repurchase Agreement, 3.773%, 1/02/08 (Maturity Value $16,185,101)	United States	$16,181,709	$16,181,709
ABN AMRO Bank, NV, New York Branch (Maturity Value $1,592,614)
Banc of America Securities LLC (Maturity Value $1,592,614)
Barclays Capital Inc. (Maturity Value $733,509)
BNP Paribas Securities Corp. (Maturity Value $1,592,614)
Credit Suisse Securities (USA) LLC (Maturity Value $419,032)
Deutsche Bank Securities Inc. (Maturity Value $1,592,614)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,592,614)
Goldman, Sachs & Co. (Maturity Value $1,927,807)
Greenwich Capital Markets Inc. (Maturity Value $1,592,614)
Lehman Brothers Inc. (Maturity Value $1,956,455)
Merrill Lynch Government Securities Inc. (Maturity Value $1,592,614)

Collateralized by U.S. Government Agency Securities, 3.00% - 6.25%, 1/15/08 - 11/14/12; [g]U.S. Government Agency Discount Notes, 1/02/08 - 8/01/12; [g]U.S. Treasury Bill, 6/12/08 and U.S. Treasury Notes, 3.25% - 4.625%, 3/31/08 - 8/15/10

Total Investments (Cost $207,687,700) 102.2%			302,243,373
Other Assets, less Liabilities (2.2)%			(6,646,502)

Net Assets 100.0%			$295,596,871

Selected Portfolio Abbreviations

ADR - American Depository Receipt

PIPES - Private Investment in Public Equity Security

a Non-income producing for the twelve months ended December 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At December 31, 2007 the value of this security was $3,609,551, representing 1.22% of net assets.

c A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(d).

d Security has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2007, the value of this security was $1,067,426, representing 0.36% of net assets.

e See Note 8 regarding restricted securities.

f See Note 1(c) regarding joint repurchase agreement.

g The security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Global Communications Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$191,505,991
Cost - Repurchase agreements	16,181,709

Total cost of investments	$207,687,700

Value - Unaffiliated issuers	$286,061,664
Value - Repurchase agreements	16,181,709

Total value of investments	302,243,373
Receivables:
Capital shares sold	191,794
Dividends	151,990

Total assets	302,587,157

Liabilities:
Payables:
Investment securities purchased	6,370,541
Capital shares redeemed	196,826
Affiliates	190,036
Deferred tax	150,034
Accrued expenses and other liabilities	82,849

Total liabilities	6,990,286

Net assets, at value	$295,596,871

Net assets consist of:
Paid-in capital	$404,938,750
Undistributed net investment income	559,988
Net unrealized appreciation (depreciation)	94,397,867
Accumulated net realized gain (loss)	(204,299,734)

Net assets, at value	$295,596,871

Class 1:
Net assets, at value	$152,518,921

Shares outstanding	12,181,234

Net asset value and maximum offering price per share	$12.52

Class 2:
Net assets, at value	$143,077,950

Shares outstanding	11,591,610

Net asset value and maximum offering price per share	$12.34

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Global Communications Securities Fund
Investment income:
Dividends (net of foreign taxes of $100,872)	$2,083,873
Interest	321,868

Total investment income	2,405,741

Expenses:
Management fees (Note 3a)	1,432,109
Distribution fees - Class 2 (Note 3c)	279,101
Unaffiliated transfer agent fees	3,928
Custodian fees (Note 4)	64,458
Reports to shareholders	68,777
Registration and filing fees	1,014
Professional fees	34,141
Trustees’ fees and expenses	1,055
Other	10,655

Total expenses	1,895,238
Expense reductions (Note 4)	(209)

Net expenses	1,895,029

Net investment income	510,712

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	29,217,766
Foreign currency transactions	(295,084)

Net realized gain (loss)	28,922,682

Net change in unrealized appreciation (depreciation) on:
Investments	22,906,515
Translation of assets and liabilities denominated in foreign currencies	(8,877)
Change in deferred taxes on unrealized appreciation (depreciation)	541,133

Net change in unrealized appreciation (depreciation)	23,438,771

Net realized and unrealized gain (loss)	52,361,453

Net increase (decrease) in net assets resulting from operations	$52,872,165

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Communications Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$510,712	$(403,493)
Net realized gain (loss) from investments and foreign currency transactions	28,922,682	11,783,503
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	23,438,771	31,341,175

Net increase (decrease) in net assets resulting from operations	52,872,165	42,721,185

Distributions to shareholders from:
Net investment income:
Class 1	—	(482,164)
Class 2	—	(123,165)

Total distributions to shareholders	—	(605,329)

Capital share transactions: (Note 2)
Class 1	(25,800,362)	(23,214,974)
Class 2	44,124,623	28,871,476

Total capital share transactions	18,324,261	5,656,502

Net increase (decrease) in net assets	71,196,426	47,772,358
Net assets:
Beginning of year	224,400,445	176,628,087

End of year	$295,596,871	$224,400,445

Undistributed net investment income included in net assets:
End of year	$559,988	$—

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Global Communications Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 99.70% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2007. The joint repurchase agreement is valued at cost.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

f. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	30,242	$378,996	57,921	$547,073
Shares issued in reinvestment of distributions	—	—	58,729	482,164
Shares redeemed	(2,311,298)	(26,179,358)	(2,723,642)	(24,244,211)

Net increase (decrease)	(2,281,056)	$(25,800,362)	(2,606,992)	$(23,214,974)

Class 2 Shares:
Shares sold	7,011,538	$81,791,331	5,693,989	$50,888,577
Shares issued in reinvestment of distributions	—	—	15,150	123,165
Shares redeemed	(3,365,328)	(37,666,708)	(2,588,691)	(22,140,266)

Net increase (decrease)	3,646,210	$44,124,623	3,120,448	$28,871,476

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Effective January 1, 2008, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2009	$92,657,881
2010	108,979,162

$201,637,043

During the year ended December 31, 2007, the Fund utilized $29,837,543 of capital loss carryforwards.

For tax purposes, realized currency losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $183,744.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from ordinary income	$—	$605,329

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

5. INCOME TAXES (continued)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$210,166,647

Unrealized appreciation	$104,410,594
Unrealized depreciation	(12,333,868)

Net unrealized appreciation (depreciation)	$92,076,726

Distributable earnings - undistributed ordinary income	$617,080

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and foreign capital gain taxes.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions, passive foreign investment company shares and foreign capital gain taxes.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $255,896,459 and $242,000,152, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Shares	Issuer	Acquisition Date	Cost	Value
309,399	Dilithium Networks Inc., depository receipt, D, pfd., 144A, PIPES	7/13/06	$720,899	$1,067,426

	Total Restricted Securities (0.36% of Net Assets)

FGC-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Communications Securities Fund

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FGC-21

Franklin Templeton Variable Insurance Products Trust

Franklin Global Communications Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Communications Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FGC-22

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND

(FRANKLIN REAL ESTATE FUND BEFORE MAY 1, 2007)

This annual report for Franklin Global Real Estate Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	-20.65%	+14.43%	+8.38%

*The manager and administrator have contractually agreed in advance to waive or limit their respective fees so that the increase in investment management and fund administration fees provided by the Fund’s agreements effective in 2007 are phased in over a five-year period, with there being no increase in the rate of such fees for the first year ending 4/30/08. For each year thereafter through 4/30/12, the manager and administrator will receive one-fifth of the increase in the rate of fees. Beginning 5/1/12, the full new investment management and administration fees will then be in effect. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Standard & Poor’s 500 Index (S&P 500), the Dow Jones Wilshire Real Estate Securities Index and the S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Global Real Estate Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FGR-1

Fund Goal and Main Investments: Franklin Global Real Estate Securities Fund seeks high total return. The Fund normally invests at least 80% of its net assets in investments of companies located anywhere in the world that operate in the real estate sector.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars), which returned -14.27%. For comparison, the Fund underperformed the Dow Jones Wilshire Real Estate Securities Index and the S&P 500, which returned -6.20% and +6.92%.1 The S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars) replaced the Dow Jones Wilshire Real Estate Securities Index and the S&P 500 as the Fund’s benchmark effective May 1, 2007, to coincide with the Fund’s change to a global real estate fund.1

Economic and Market Overview

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. As a nondiversified global fund that invests predominantly in companies that operate in the real estate sector, the Fund carries much greater risk of adverse developments affecting that sector than a fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FGR-2

still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%.2

To alleviate the credit crunch and restore investor confidence, the world’s major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

Global Real Estate Market Overview

The year was marked by volatility for the global real estate market in general as concerns about fallout from the subprime mortgage and liquidity crisis, as well as slower global growth rates took a toll on investor confidence. As a result, all of the major real estate investment trust (REIT) markets corrected, with the steepest losses occurring in major developed countries where REITs have grown rapidly over the past five years. In local currency terms, as measured by the S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars), U.K. REITs declined 30.86% since their introduction in February 2007. French and U.S. REITs were also substantially lower, falling 20.41% and 16.70% for the year. REIT markets in Canada, Australia, Belgium and Netherlands were generally more resilient, but still ended the year with modest losses, returning -3.10%, -8.55%, -7.94% and -10.14% in local currency, respectively. Asian markets were mixed, with the Hong Kong and Singapore markets gaining 10.39% and 2.77%, while in Japan, REITs ended

2. Source: “For Deal Makers, Tale of Two Halves,” The Wall Street Journal, 1/2/08.

FGR-3

the year down 2.26%. Property buying activity contracted substantially, particularly in the second half of the year. Private equity funds, which had represented a significant portion of the property market buyers at the start of the year, were forced to trim their purchases due to deteriorating liquidity conditions and limited financial resources.

Investment Strategy

We are research-driven, fundamental investors. Our active investment strategy is centered on the belief that unsynchronized regional economic activity within the global economy provides consistent, attractive return opportunities in the global real estate markets. When selecting investments for the Fund’s portfolio, we use a bottom-up, value-oriented stock selection process that incorporates macro-level views in the evaluation process.

Manager’s Discussion

The portfolio’s investment guidelines were updated to include international REIT markets in the Fund’s investment strategy beginning in May 2007.

During the year under review, the Fund benefited from its overweighted allocations to U.S. health care REITs Ventas and Nationwide Health Properties, relative to the Fund’s benchmark, the S&P/Citigroup BMI Global REIT Index (hedged into U.S. dollars). Ventas, a leading health care REIT that invests in inpatient rehabilitation and long-term acute care hospitals throughout the U.S. and Canada, benefited from higher rents and resident fees. Nationwide Health Properties is one of the largest owners of skilled nursing homes for the elderly in the U.S. and has nearly 500 facilities in its portfolio. During the year, the company continued to benefit from its recent acquisitions, operating leverage and rent hikes. Other major contributors to relative performance included investments in urban commercial and residential developer Forest City Enterprises (sold during the reporting period) and Macquarie Airports, an Australian airport company with significant retail operations. Neither Forest City nor Macquarie Airports were index components.

We seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts. Although the Fund’s hedging policy did not allow the Fund to participate in the decline of the U.S. dollar in 2007, it reduced the overall volatility of the portfolio in accordance with our high income/low volatility strategy.

FGR-4

The Fund also had some detractors from performance during the 12 months under review, mostly in the homebuilding industry, which suffered in the weak U.S. housing market environment. In particular, Meritage Homes, M.D.C. Holdings and Lennar (not index components) weighed on the Fund’s relative performance. Meritage and Lennar suffered from exposure to the deteriorating California and Florida real estate markets. M.D.C. holdings, which builds residences nationwide in addition to offering mortgage loans, title services and insurance was also a disappointment as the company was forced to curtail construction and earnings fell due to a softer housing market than in recent years. We sold our investments in all three companies when the Fund’s investment guidelines were broadened to include international REITs.

During the year, we assumed a defensive posture by increasing our exposure to health care REITs, which generally benefit from long-term leases and relatively high yields. For example, we added to or initiated positions in HCP, Ventas and Nationwide Health Properties during the reporting period. We also increased our exposure to retail operators such as Kimco Realty with prime location shopping centers, low occupancy costs and high sales growth rates. Another new defensive portfolio holding was Plum Creek Timber, a forestry REIT. In addition, we continued to invest in U.S. office companies such as Vornado Realty Trust, which have what we believed were experienced management teams prepared to buy assets in a distressed environment.

Outside the U.S., we were underweighted in Europe due to the lack of proactive monetary policies and slowing fundamentals. We favored defensive retail property and office companies in prime commercial business district locations. We trimmed our exposure to Asia in the summer as we sold several positions in Malaysia that we believed were overvalued. We kept stocks with what we thought were prime properties in prime locations as our analysis indicated that the spread between prime and secondary properties was widening and that in the recent environment, only prime properties were holding value. In light of the uncertain environment, we remained overweighted in the defensive Australian and Canadian markets, regions that have benefited from high commodity prices as well as positive spreads between property yields and interest rates.

In the current uncertain economic environment, we focused on companies that we believe are defensive and in prime locations throughout the world. Although the low level of transactions does not clearly indicate the full extent of the market decline, we believe that widening spreads

FGR-5

between AAA- and BBB-rated commercial mortgage backed securities point to a growing gap between prime and secondary properties and that an economic downturn would add to this disparity. We seek to invest in retail property companies that offer low occupancy costs and good locations to retailers who would be reluctant to close stores. We also feel that REITs with strong balance sheets have the upper hand to buy distressed assets as opportunities arise. In the red-hot New York real estate market, some U.S. office REITs in our portfolio have already stepped up purchases in the absence of highly leveraged private real estate funds. Although the outlook remains uncertain, our analysis indicates REITs are gaining market share.

Thank you for your participation in Franklin Global Real Estate Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Global Real Estate Securities Fund

12/31/07

Company Sector/Industry, Country	% of Total Net Assets

Westfield Group	7.1%
Equity REIT – Retail, Australia

Simon Property Group Inc.	4.4%
Equity REIT – Retail, U.S.

ProLogis	3.6%
Equity REIT – Industrial, U.S.

Equity Residential	3.6%
Equity REIT – Apartments, U.S.

Vornado Realty Trust	3.1%
Equity REIT – Office, U.S.

Unibail-Rodamco	3.0%
Equity REIT – Retail, France

Ventas Inc.	2.7%
Equity REIT – Health Care, U.S.

Stockland	2.7%
Equity REIT – Diversified Property, Australia

Kimco Realty Corp.	2.6%
Equity REIT – Retail, U.S.

HCP Inc.	2.4%
Equity REIT – Health Care, U.S.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGR-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Global Real Estate Securities Fund Class 1

FGR-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$859.70	$2.62
Hypothetical (5% return before expenses)	$1,000	$1,022.38	$2.85

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, for the Fund’s Class 1 shares (0.56%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FGR-8

SUPPLEMENT DATED JANUARY 31, 2008

TO THE PROSPECTUSES DATED MAY 1, 2007

OF

FRANKLIN GLOBAL REAL ESTATE SECURITIES FUND (FUND)

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The “Management” section on page FGR-8 of the Fund’s Class 1 and Class 2 prospectuses is amended as follows:

1.	Paragraph 2 of the section, relating to a sub-advisory agreement between FT Institutional and Franklin Advisers, Inc., is deleted effective the close of business January 31, 2008. Starting February 1, 2008, there will no longer be a sub-advisor for the Fund.

2.	The portfolio management line-up is replaced with the following:

The Fund is managed by a team of dedicated professionals focused on investments in the global real estate securities market. The portfolio managers of the team are as follows:

Jack Foster

SENIOR VICE PRESIDENT OF FT INSTITUTIONAL

Mr. Foster has been a manager of the Fund since May 2007. He joined Franklin Templeton Investments in 1987.

Boris E. Pialloux CFA®1

PORTFOLIO MANAGER OF FT INSTITUTIONAL

Mr. Pialloux has been a manager of the Fund since October 2007. He joined Franklin Templeton Investments in 2006. Mr. Pialloux was an equity analyst with Deutsche Asset Management/Scudder, and has held business development and marketing positions with Mitchell Hutchins (UBS Paine Webber) Weiss, Peck & Greer (Robeco Group), and Societe Generale Asset Management for at least the prior four years.

David Levy

PORTFOLIO MANAGER OF FT INSTITUTIONAL

David Levy has been a manager of the Fund since December 2007. Prior to joining Franklin Templeton Investments in December 2007, Mr. Levy spent over 16 years at New York Life Investment Management where, since 1997, he was a portfolio manager for New York Life’s REIT portfolios.

The portfolio managers have equal authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of Fund shares.

1.	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement for future reference.

FGR-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$35.25	$32.55	$30.87	$23.91	$18.05

Income from investment operations[a]:
Net investment income[b]	0.80	0.67	0.70	0.75	0.74
Net realized and unrealized gains (losses)	(7.56)	5.40	3.38	6.78	5.67

Total from investment operations	(6.76)	6.07	4.08	7.53	6.41

Less distributions from:
Net investment income	(0.81)	(0.75)	(0.49)	(0.53)	(0.55)
Net realized gains	(2.26)	(2.62)	(1.91)	(0.04)	—

Total distributions	(3.07)	(3.37)	(2.40)	(0.57)	(0.55)

Net asset value, end of year	$25.42	$35.25	$32.55	$30.87	$23.91

Total return[c]	(20.65)%	20.87%	13.74%	32.19%	36.08%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.84%	0.50%	0.49%	0.50%	0.53%
Expenses net of waiver and payments by affiliates	0.52% [d]	0.50% [d]	0.49% [d]	0.50% [d]	0.53%
Net investment income	2.57%	2.04%	2.32%	3.00%	3.62%

Supplemental data
Net assets, end of year (000’s)	$83,250	$140,487	$145,425	$152,451	$134,468
Portfolio turnover rate	121.84%	31.39%	36.10%	39.42%	15.44%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGR-10

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Global Real Estate Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$34.67	$32.08	$30.49	$23.65	$17.88

Income from investment operations[a]:
Net investment income[b]	0.72	0.58	0.64	0.72	0.74
Net realized and unrealized gains (losses)	(7.43)	5.31	3.30	6.65	5.55

Total from investment operations	(6.71)	5.89	3.94	7.37	6.29

Less distributions from:
Net investment income	(0.73)	(0.68)	(0.44)	(0.49)	(0.52)
Net realized gains	(2.26)	(2.62)	(1.91)	(0.04)	—

Total distributions	(2.99)	(3.30)	(2.35)	(0.53)	(0.52)

Net asset value, end of year	$24.97	$34.67	$32.08	$30.49	$23.65

Total return[c]	(20.86)%	20.58%	13.47%	31.80%	35.75%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.09%	0.75%	0.74%	0.75%	0.78%
Expenses net of waiver and payments by affiliates	0.77% [d]	0.75% [d]	0.74% [d]	0.75% [d]	0.78%
Net investment income	2.32%	1.79%	2.07%	2.75%	3.37%

Supplemental data
Net assets, end of year (000’s)	$893,837	$1,491,571	$1,343,868	$1,005,647	$522,415
Portfolio turnover rate	121.84%	31.39%	36.10%	39.42%	15.44%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGR-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Long Term Investments 96.6%
Common Stocks 96.5%
Equity REIT - Apartments 7.7%
AvalonBay Communities Inc.	United States	184,500	$17,368,830
Camden Property Trust	United States	262,700	12,649,005
Equity Residential	United States	957,200	34,909,084
Nippon Accommodations Fund Inc.	Japan	523	2,734,242
Post Properties Inc.	United States	210,900	7,406,808

			75,067,969

Equity REIT - Diversified Property 16.1%
Allco Commercial Real Estate Investment Trust	Singapore	3,254,291	2,020,598
British Land Co. PLC	United Kingdom	941,000	17,678,203
Canadian REIT	Canada	369,800	10,787,926
Challenger Diversified Property Group	Australia	14,552,790	12,750,427
DB RREEF Trust	Australia	7,279,600	12,756,043
General Property Trust	Australia	2,836,600	10,040,560
Hammerson PLC	United Kingdom	486,900	9,867,949
Land Securities Group PLC	United Kingdom	777,600	23,268,489
Link REIT	Hong Kong	4,175,000	9,037,330
Mirvac Group	Australia	1,840,700	9,676,376
Mori Hills REIT Investment Corp.	Japan	580	4,004,842
Stockland	Australia	3,514,100	25,924,158
Valad Property Group	Australia	3,391,280	3,832,938
Wereldhave NV	Netherlands	51,400	5,604,791

			157,250,630

Equity REIT - Health Care 7.8%
HCP Inc.	United States	683,400	23,768,652
Nationwide Health Properties Inc.	United States	620,200	19,455,674
OMEGA Healthcare Investors Inc.	United States	423,100	6,790,755
Ventas Inc.	United States	587,600	26,588,900

			76,603,981

Equity REIT - Hotels 2.8%
Host Hotels & Resorts Inc.	United States	1,116,214	19,020,287
LaSalle Hotel Properties	United States	270,500	8,628,950

			27,649,237

Equity REIT - Industrial 7.1%
AMB Property Corp.	United States	215,000	12,375,400
Goodman Group	Australia	3,224,600	13,815,391
ING Industrial Fund	Australia	2,418,800	5,382,848
Mapletree Logistics Trust	Singapore	3,994,122	3,020,287
ProLogis	United States	551,247	34,938,035

			69,531,961

Equity REIT - Manufactured Homes 0.9%
Equity Lifestyle Properties Inc.	United States	105,800	4,831,886
Sun Communities Inc.	United States	183,100	3,857,917

			8,689,803

Equity REIT - Office 14.9%
Boston Properties Inc.	United States	211,700	19,436,177
CapitaCommercial Trust	Singapore	2,696,100	4,563,796
Champion REIT	Hong Kong	10,472,100	6,137,072

FGR-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Equity REIT - Office (continued)
Commonwealth Property Office Fund	Australia	7,974,245	$10,794,350
Cousins Properties Inc.	United States	191,300	4,227,730
Japan Prime Realty Investment Co.	Japan	930	3,752,858
Japan Real Estate Investment Co.	Japan	1,057	13,269,964
Kenedix Realty Investment Corp.	Japan	691	4,622,571
[a]Kenedix Realty Investment Corp., 144A	Japan	265	1,772,766
Macquarie Office Trust	Australia	2,879,009	3,531,421
MID REIT Inc.	Japan	1,051	4,929,140
Nippon Building Fund Inc.	Japan	1,014	14,275,927
Nippon Commercial Investment Corp.	Japan	1,143	5,114,621
Nomura Real Estate Office Fund Inc.	Japan	690	6,558,759
ORIX JREIT Inc.	Japan	660	4,350,087
SL Green Realty Corp.	United States	82,600	7,719,796
Vornado Realty Trust	United States	341,200	30,008,540

			145,065,575

Equity REIT - Other 1.7%
Plum Creek Timber Co. Inc.	United States	354,000	16,298,160

Equity REIT - Retail 29.7%
CapitaMall Trust	Singapore	2,724,100	6,538,823
CapitaRetail China Trust	China	1,967,000	2,933,886
CFS Retail Property Trust	Australia	4,689,135	9,613,622
Eurocommercial Properties NV	Netherlands	228,400	11,766,038
Federal Realty Investment Trust	United States	117,400	9,644,410
General Growth Properties Inc.	United States	221,400	9,117,252
Japan Retail Fund Investment Corp.	Japan	1,048	7,490,077
Kimco Realty Corp.	United States	659,500	24,005,800
Liberty International PLC	United Kingdom	666,900	14,350,801
Macquarie DDR Trust	Australia	599,590	404,505
Regency Centers Corp.	United States	297,400	19,179,326
RioCan REIT	Canada	971,100	21,322,669
Simon Property Group Inc.	United States	491,245	42,669,541
Taubman Centers Inc.	United States	267,100	13,138,649
Unibail-Rodamco	France	132,253	28,889,314
Westfield Group	Australia	3,772,800	69,416,311

			290,481,024

Equity REIT - Storage 1.5%
Public Storage	United States	197,200	14,476,452

Real Estate Investment & Development 6.3%
Australian Infrastructure Fund	Australia	4,167,700	11,319,744
Charter Hall Group	Australia	5,214,100	11,375,151
[b]Eurosic	France	138,600	7,075,261
Homburg Invest Inc.	Canada	1,093,900	4,843,432
Koninklijke Vopak NV	Netherlands	115,100	6,517,282
Macquarie Airports	Australia	4,142,900	14,700,697
Norwegian Property ASA	Norway	470,500	5,757,337

			61,588,904

Total Common Stocks (Cost $927,044,781)			942,703,696

FGR-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Global Real Estate Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Preferred Stock (Cost $1,166,844) 0.1%
Equity REIT - Retail 0.1%
Kimco Realty Corp., 7.75%, pfd., G	United States	46,100	$1,053,846

Total Long Term Investments (Cost $928,211,625)			943,757,542

		Principal Amount
Short Term Investment (Cost $20,309,783) 2.1%
Repurchase Agreement 2.1%
[c]Joint Repurchase Agreement, 3.773%, 1/02/08 (Maturity Value $20,314,040)	United States	$20,309,783	20,309,783
ABN AMRO Bank, NV, New York Branch (Maturity Value $1,998,902)
Banc of America Securities LLC (Maturity Value $1,998,902)
Barclays Capital Inc. (Maturity Value $920,632)
BNP Paribas Securities Corp. (Maturity Value $1,998,902)
Credit Suisse Securities (USA) LLC (Maturity Value $525,930)
Deutsche Bank Securities Inc. (Maturity Value $1,998,902)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,998,902)
Goldman, Sachs & Co. (Maturity Value $2,419,605)
Greenwich Capital Markets Inc. (Maturity Value $1,998,902)
Lehman Brothers Inc. (Maturity Value $2,455,559)
Merrill Lynch Government Securities Inc. (Maturity Value $1,998,902)

Collateralized by U.S. Government Agency Securities, 3.00% - 6.25%, 1/15/08 - 11/14/12; [d]U.S. Government Agency Discount Notes, 1/02/08 - 8/01/12; [d]U.S. Treasury Bill, 6/12/08 and U.S. Treasury Notes, 3.25% - 4.625%, 3/31/08 - 8/15/10

Total Investments (Cost $948,521,408) 98.7%			964,067,325
Net Unrealized Gain on Forward Exchange Contracts 0.7%			7,387,348
Other Assets, less Liabilities 0.6%			5,632,219

Net Assets 100.0%			$977,086,892

Selected Portfolio Abbreviations

REIT - Real Estate Investment Trust

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At December 31, 2007, the value of this security was $1,772,766, representing 0.18% of net assets.

b Non-income producing for the twelve months ended December 31, 2007.

c See Note 1(c) regarding joint repurchase agreement.

d The security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGR-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Global Real Estate Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$928,211,625
Cost - Repurchase agreements	20,309,783

Total cost of investments	$948,521,408

Value - Unaffiliated issuers	$943,757,542
Value - Repurchase agreements	20,309,783

Total value of investments	964,067,325
Foreign currency, at value (cost $169,458)	211,867
Receivables:
Investment securities sold	4,330,109
Capital shares sold	23,823
Dividends	8,124,599
Unrealized gain on forward exchange contracts (Note 7)	11,224,348

Total assets	987,982,071

Liabilities:
Payables:
Investment securities purchased	5,371,278
Capital shares redeemed	454,579
Affiliates	799,803
Funds advanced by custodian	16,647
Unrealized loss on forward exchange contracts (Note 7)	3,837,000
Accrued expenses and other liabilities	415,872

Total liabilities	10,895,179

Net assets, at value	$977,086,892

Net assets consist of:
Paid-in capital	$795,588,185
Distributions in excess of net investment income	(2,396,222)
Net unrealized appreciation (depreciation)	23,040,287
Accumulated net realized gain (loss)	160,854,642

Net assets, at value	$977,086,892

Class 1:
Net assets, at value	$83,250,342

Shares outstanding	3,274,809

Net asset value and maximum offering price per share	$25.42

Class 2:
Net assets, at value	$893,836,550

Shares outstanding	35,797,305

Net asset value and maximum offering price per share	$24.97

The accompanying notes are an integral part of these financial statements.

FGR-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Global Real Estate Securities Fund
Investment income:
Dividends (net of foreign taxes of $2,657,169)	$37,209,295
Interest	5,271,478

Total investment income	42,480,773

Expenses:
Management fees (Note 3a)	8,606,147
Administrative fees (Note 3b)	2,095,502
Distribution fees - Class 2 (Note 3c)	3,144,499
Unaffiliated transfer agent fees	187,432
Custodian fees (Note 4)	148,716
Reports to shareholders	291,389
Professional fees	88,985
Trustees’ fees and expenses	5,592
Other	30,922

Total expenses	14,599,184
Expense reductions (Note 4)	(7,990)
Expenses waived/paid by affiliates (Note 3e)	(4,272,782)

Net expenses	10,318,412

Net investment income	32,162,361

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated Issuers	166,399,409
Non-controlled affiliated issuers (Note 9)	4,195,860
Foreign currency transactions	(41,946,082)

Net realized gain (loss)	128,649,187

Net change in unrealized appreciation (depreciation) on:
Investments	(461,308,311)
Translation of assets and liabilities denominated in foreign currencies	123,997

Net change in unrealized appreciation (depreciation)	(461,184,314)

Net realized and unrealized gain (loss)	(332,535,127)

Net increase (decrease) in net assets resulting from operations	$(300,372,766)

The accompanying notes are an integral part of these financial statements.

FGR-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Global Real Estate Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$32,162,361	$27,867,792
Net realized gain (loss) from investments and foreign currency transactions	128,649,187	103,464,225
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(461,184,314)	151,830,642

Net increase (decrease) in net assets resulting from operations	(300,372,766)	283,162,659

Distributions to shareholders from:
Net investment income:
Class 1	(2,857,012)	(2,972,697)
Class 2	(29,449,245)	(28,165,696)
Net realized gains:
Class 1	(7,916,992)	(10,457,689)
Class 2	(91,299,137)	(109,387,703)

Total distributions to shareholders	(131,522,386)	(150,983,785)

Capital share transactions: (Note 2)
Class 1	(22,282,799)	(17,534,147)
Class 2	(200,793,537)	28,119,966

Total capital share transactions	(223,076,336)	10,585,819

Net increase (decrease) in net assets	(654,971,488)	142,764,693
Net assets:
Beginning of year	1,632,058,380	1,489,293,687

End of year	$977,086,892	$1,632,058,380

Undistributed net investment income (distributions in excess of net investment income) included in net assets:
End of year	$(2,396,222)	$36,716,081

The accompanying notes are an integral part of these financial statements.

FGR-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Global Real Estate Securities Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 61.87% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective May 1, 2007, the Franklin Real Estate Fund was renamed the Franklin Global Real Estate Securities Fund.

The following summarizes the Fund's significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

FGR-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2007. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with

FGR-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the Trust from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	9,797	$284,754	18,170	$618,107
Shares issued in reinvestment of distributions	352,092	10,774,004	463,277	13,430,386
Shares redeemed	(1,072,312)	(33,341,557)	(963,820)	(31,582,640)

Net increase (decrease)	(710,423)	$(22,282,799)	(482,373)	$(17,534,147)

Class 2 Shares:
Shares sold	1,033,159	$30,946,099	2,437,974	$80,664,672
Shares issued in reinvestment of distributions	4,012,907	120,748,382	4,816,295	137,553,399
Shares redeemed	(12,264,638)	(352,488,018)	(6,132,130)	(190,098,105)

Net increase (decrease)	(7,218,572)	$(200,793,537)	1,122,139	$28,119,966

FGR-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective May 1, 2007 the Fund pays an investment management fee to FT Institutional based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $500 million
0.700%	Over $500 million, up to and including $1 billion
0.650%	Over $1 billion, up to and including $1.5 billion
0.600%	Over $1.5 billion, up to and including $6.5 billion
0.580%	Over $6.5 billion, up to and including $11.5 billion
0.560%	Over $11.5 billion, up to and including $16.5 billion
0.540%	Over $16.5 billion, up to and including $19 billion
0.530%	Over $19 billion, up to and including $21.5 billion
0.520%	In excess of $21.5 billion

Prior to May 1, 2007 the Fund paid an investment management fee rate to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Under a subadvisory agreement, Advisers, an affiliate of FT Institutional, provides subadvisory services to the Fund and receives from FT Institutional fees based on the average daily net assets of the Fund.

b. Administrative Fees

Effective May 1, 2007, the Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

Prior to May 1, 2007, under an agreement with Advisers, FT Services provided administrative services to the Fund. The fee was paid by Advisers based on average daily net assets, and was not an additional expense of the Fund.

FGR-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund's Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and FT Institutional have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through April 30, 2012. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund’s fiscal year end.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized capital losses of $17,764,600.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$37,911,390	$52,932,620
Long term capital gain	93,610,996	98,051,165

	$131,522,386	$150,983,785

FGR-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

5. INCOME TAXES (continued)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$963,627,936

Unrealized appreciation	$94,415,663
Unrealized depreciation	(93,976,274)

Net unrealized appreciation (depreciation)	$439,389

Undistributed ordinary income	$11,785,970
Undistributed long term capital gains	186,908,296

Distributable earnings	$198,694,266

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $1,572,477,558 and $1,852,779,608, respectively.

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]	Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Buy
5,976,436	Australian Dollar	5,123,001	1/15/08	$108,783	$—
7,989,012	Australian Dollar	7,125,000	1/15/08	—	(131,405)
8,262,614	Australian Dollar	7,127,000	1/15/08	106,107	—
8,925,534	Australian Dollar	7,767,000	1/15/08	46,429	—
17,133,151	Australian Dollar	14,729,370	1/15/08	269,022	—
2,912,072	British Pound	5,862,000	1/15/08	—	(78,425)
3,115,960	British Pound	6,312,000	1/15/08	—	(123,489)
4,896,511	Euro	7,258,000	1/15/08	—	(110,258)
586,654,868	Japanese Yen	5,192,325	1/15/08	77,461	—
664,410,060	Japanese Yen	6,081,000	1/15/08	—	(112,757)
7,552,518	Singapore Dollar	5,231,000	1/15/08	14,624	—
11,137,380	Singapore Dollar	7,643,000	1/15/08	92,500	—
13,706,266	Singapore Dollar	9,424,000	1/15/08	95,727	—
4,338,884	Australian Dollar	3,723,630	2/14/08	67,897	—
5,786,616	Australian Dollar	5,063,000	2/14/08	—	(6,374)
2,820,151	British Pound	5,770,000	2/14/08	—	(173,534)
173,203,684	Japanese Yen	1,537,675	2/14/08	23,277	—
1,156,679,840	Japanese Yen	10,288,000	2/14/08	136,270	—
11,423,964	Singapore Dollar	7,946,000	2/14/08	4,701	—
26,163,532	Australian Dollar	22,357,000	3/17/08	455,643	—

FGR-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]	Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Sell
14,472,647	Australian Dollar	13,042,749	1/15/08	373,368	—
24,377,200	Australian Dollar	21,927,779	1/15/08	587,934	—
26,058,685	Australian Dollar	23,474,185	1/15/08	662,364	—
28,973,134	Australian Dollar	26,114,065	1/15/08	750,931	—
2,602,333	British Pound	5,264,000	1/15/08	95,587	—
3,365,052	British Pound	6,818,000	1/15/08	134,774
3,566,704	British Pound	7,240,552	1/15/08	156,832	—
7,056,454	British Pound	14,316,486	1/15/08	301,883	—
7,342,858	British Pound	14,899,760	1/15/08	316,338	—
14,683,824	Canadian Dollar	15,090,514	1/15/08	311,371	—
16,996,115	Euro	24,208,757	1/15/08	—	(601,533)
388,286,021	Japanese Yen	3,345,246	1/15/08	—	(142,639)
1,251,064,928	Japanese Yen	10,748,535	1/15/08	—	(489,495)
1,600,940,727	Japanese Yen	13,756,741	1/15/08	—	(624,143)
10,608,486	Norwegian Krone	1,971,830	1/15/08	20,600	—
12,969,017	Singapore Dollar	8,924,454	1/15/08	—	(83,215)
14,056,162	Singapore Dollar	9,680,886	1/15/08	—	(81,863)
16,644,520	Singapore Dollar	11,463,957	1/15/08	—	(96,543)
14,475,239	Canadian Dollar	14,864,694	1/22/08	294,126	—
19,579,368	Australian Dollar	17,799,604	2/14/08	690,202	—
21,032,104	Australian Dollar	19,661,442	2/14/08	1,282,570	—
22,628,815	Australian Dollar	20,555,563	2/14/08	781,407	—
26,018,605	Australian Dollar	23,646,749	2/14/08	910,431	—
8,683,600	British Pound	18,100,964	2/14/08	868,737	—
7,472,879	Euro	10,972,577	2/14/08	59,923	—
801,307,905	Japanese Yen	7,233,000	2/14/08	11,425	—
938,117,160	Japanese Yen	8,537,807	2/14/08	83,275	—
1,314,796,784	Japanese Yen	11,965,969	2/14/08	116,712	—
2,266,803,071	Japanese Yen	20,651,231	2/14/08	222,270	—
13,789,502	Norwegian Krone	2,591,281	2/14/08	57,014	—
17,063,182	Norwegian Krone	3,207,317	2/14/08	71,406	—
7,669,710	Singapore Dollar	5,356,691	2/14/08	18,827	—
17,043,295	Singapore Dollar	11,902,989	2/14/08	41,420	—
6,684,228	Canadian Dollar	6,810,911	2/21/08	80,769	—
5,531,753	Australian Dollar	4,812,625	3/17/08	—	(10,650)
10,620,318	Australian Dollar	9,250,297	3/17/08	—	(9,826)
15,650,076	Australian Dollar	13,646,866	3/17/08	1,171	—
18,953,656	Australian Dollar	16,513,752	3/17/08	—	(12,418)
37,998,141	Australian Dollar	32,705,000	3/17/08	—	(426,536)
73,475,993	Australian Dollar	63,975,547	3/17/08	—	(90,022)
7,397,163	British Pound	15,029,556	3/17/08	362,589	—
9,170,897	Euro	13,388,592	3/17/08	—	(4,656)
12,369,963	Euro	18,108,389	3/17/08	43,200	—
133,237,459	Hong Kong Dollar	17,147,678	3/17/08	12,526	—
234,227,162	Japanese Yen	2,086,377	3/17/08	—	(31,743)
776,795,711	Japanese Yen	6,917,148	3/17/08	—	(107,431)
1,501,052,280	Japanese Yen	13,286,000	3/17/08	—	(288,045)
1,859,934	Singapore Dollar	1,297,749	3/17/08	1,018	—
2,493,006	Singapore Dollar	1,741,011	3/17/08	2,907	—

Unrealized gain (loss) on forward exchange contracts				11,224,348	$(3,837,000)

Net unrealized gain (loss) on forward exchange contracts				$7,387,348

[a]In	U.S. dollars unless otherwise indicated.

FGR-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Global Real Estate Securities Fund

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2007, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year		Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
MortgageIT Holdings Inc.	1,480,500	—	1,480,500	—		[a]	$—	$4,195,860

Total Affiliated Securities (0.00% of Net Assets)

[a]As	of December 31, 2007, no longer an affiliate.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FGR-25

Franklin Templeton Variable Insurance Products Trust

Franklin Global Real Estate Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Global Real Estate Securities Fund (formerly Franklin Real Estate Fund) (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FGR-26

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Global Real Estate Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $187,256,146 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 3.48% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

FGR-27

FRANKLIN GROWTH AND INCOME SECURITIES FUND

This annual report for Franklin Growth and Income Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	-3.46%	+10.38%	+5.77%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500), the Russell 1000® Value Index and the Lipper VIP Equity Income Funds Classification Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Growth and Income Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FGI-1

Fund Goals and Main Investments: Franklin Growth and Income Securities Fund seeks capital appreciation with current income as a secondary goal. The Fund normally invests predominantly in a broadly diversified portfolio of equity securities that the Fund’s manager considers to be financially strong but undervalued by the market.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P 500 and its peers as measured by the Lipper VIP Equity Income Fund Classification Average, which returned +5.49% and +2.69%.1 The Fund also underperformed its additional benchmark, the Russell 1000® Value Index, which returned -0.17% for the same period.1 Please note that the Fund invests primarily in stocks with above average dividend yields. As a result, its holdings and returns may differ from those of the S&P 500 and the Russell benchmark, which include nondividend-paying stocks and do not focus on dividend yield.

Economic and Market Overview

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 0.6% in the first quarter of 2007 but advanced in the second quarter at an annualized 3.8% rate. Federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures supported growth. GDP grew an annualized 4.9% in the third quarter of 2007 despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 as credit conditions worsened, consumer spending slowed, and GDP growth decelerated to an estimated 0.6% annualized rate.

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Common stocks with higher dividend yields can be sensitive to interest rate movements. By having significant investments in a particular sector from time to time, such as the financial services sector, the Fund may be at greater risk of adverse developments in a sector than a fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FGI-2

The unemployment rate increased from 4.4% at the beginning of the period to 5.0% in December 2007.2 Although consumer confidence in July neared a six-year high, it declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.2

Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.71% at the beginning of the period to 4.04% on December 31, 2007.

Following sell-offs in late February and mid-March, stock markets rebounded amid generally strong first quarter corporate earnings reports. However, volatility picked up substantially in the latter half of the year due to investor concerns about slowing economic growth. The major stock indexes recovered from a late-summer sell-off and a November correction, and the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +8.88%.3 The broader S&P 500 returned +5.49%, and the technology-heavy NASDAQ Composite Index returned +11.53%.3 The energy, materials and utilities sectors performed particularly well.

Investment Strategy

We are research-driven, fundamental investors, pursuing a disciplined investment strategy. As bottom-up investors focusing primarily on individual securities, we seek companies that offer current dividend yields and present, in our opinion, the best trade-off between valuation, potential earnings growth and business risk. Special emphasis is placed upon dividend yield as we believe that high relative dividend yield can be a good indicator of value.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FGI-3

Manager’s Discussion

During the year under review, electronic technology companies Nokia and Intel were among the Fund’s major contributors to absolute performance. Nokia, the world’s largest mobile phone maker, increased its market share largely due to strong sales in the Asia-Pacific region and in Europe. In addition, through a series of recent acquisitions, the company expanded its scope beyond cell phones to include several Internet-related services. Shares of leading semiconductor company Intel rose as the company reported record microprocessor, chipset and flash unit sales in the third quarter of 2007. Other significant contributors to performance included major telecommunications company AT&T and Mexico-based wireless services provider America Movil.

Concern for strong demand and tight supplies led to rising oil and energy prices during the year under review. Integrated oil companies Chevron, Exxon Mobil and ConocoPhilips were among the Fund’s energy minerals sector holdings that contributed to performance despite industrywide weak refining margins. Likewise, the Fund also benefited from its holdings in electric utilities companies TXU and Public Service Enterprise Group. We sold our position in Public Service Enterprise Group by period-end, and we no longer held TXU due to a cash merger during the reporting period.

Not all of the Fund’s holdings performed well during the reporting period. Several of the Fund’s finance sector holdings sustained severe losses due to investor fears about the credit crunch stemming from the unraveling U.S. subprime mortgage crisis. Among the Fund’s major detractors were online discount broker E*TRADE Financial, savings bank Washington Mutual, large financial conglomerate Citigroup and leading debt insurer MBIA. Somewhat related to these fears, shares of homebuilder D.R. Horton declined sharply and hurt Fund performance. Within the retail trade sector, home improvement chain Home Depot also detracted from the Fund’s results.

Thank you for your participation in Franklin Growth and Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Growth and Income

Securities Fund

12/31/07

Company Sector/Industry	% of Total Net Assets

AT&T Inc.	3.5%
Communications

Chevron Corp.	2.7%
Energy Minerals

ConocoPhillips	2.5%
Energy Minerals

Intel Corp.	2.4%
Electronic Technology

Exxon Mobil Corp.	2.3%
Energy Minerals

Bank of America Corp.	2.3%
Finance

General Electric Co.	2.3%
Producer Manufacturing

Roche Holding AG (Switzerland)	2.2%
Health Technology

Honeywell International Inc.	2.2%
Producer Manufacturing

America Movil SAB de CV, L, ADR (Mexico)	2.2%
Communications

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FGI-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Growth and Income Securities Fund Class 1

FGI-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$900.80	$2.40
Hypothetical (5% return before expenses)	$1,000	$1,022.68	$2.55

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.50%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FGI-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.83	$15.60	$15.60	$14.44	$11.82

Income from investment operations[a]:
Net investment income[b]	0.41	0.42	0.42	0.40	0.36
Net realized and unrealized gains (losses)	(0.82)	2.05	0.15	1.14	2.66

Total from investment operations	(0.41)	2.47	0.57	1.54	3.02

Less distributions from:
Net investment income	(0.42)	(0.43)	(0.43)	(0.38)	(0.40)
Net realized gains	(0.93)	(0.81)	(0.14)	—	—

Total distributions	(1.35)	(1.24)	(0.57)	(0.38)	(0.40)

Net asset value, end of year	$15.07	$16.83	$15.60	$15.60	$14.44

Total return[c]	(3.46)%	17.05%	3.71%	10.91%	26.06%
Ratios to average net assets
Expenses	0.52% [d]	0.54% [d]	0.51% [d]	0.52% [d]	0.53%
Net investment income	2.47%	2.63%	2.74%	2.77%	2.92%

Supplemental data
Net assets, end of year (000’s)	$306,691	$388,751	$405,245	$471,596	$505,393
Portfolio turnover rate	36.66%	23.05%	43.89%	40.15%	43.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Growth and Income Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.62	$15.42	$15.43	$14.31	$11.74

Income from investment operations[a]:
Net investment income[b]	0.37	0.37	0.38	0.37	0.33
Net realized and unrealized gains (losses)	(0.82)	2.03	0.15	1.12	2.63

Total from investment operations	(0.45)	2.40	0.53	1.49	2.96

Less distributions from:
Net investment income	(0.38)	(0.39)	(0.40)	(0.37)	(0.39)
Net realized gains	(0.93)	(0.81)	(0.14)	—	—

Total distributions	(1.31)	(1.20)	(0.54)	(0.37)	(0.39)

Net asset value, end of year	$14.86	$16.62	$15.42	$15.43	$14.31

Total return[c]	(3.71)%	16.76%	3.51%	10.61%	25.70%
Ratios to average net assets
Expenses	0.77% [d]	0.79% [d]	0.76% [d]	0.77% [d]	0.78%
Net investment income	2.22%	2.38%	2.49%	2.52%	2.67%

Supplemental data
Net assets, end of year (000’s)	$312,692	$348,724	$313,286	$263,146	$136,824
Portfolio turnover rate	36.66%	23.05%	43.89%	40.15%	43.18%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FGI-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments 94.5%
Common Stocks 89.2%
Commercial Services 1.6%
R. R. Donnelley & Sons Co.	United States	267,800	$10,106,772

Communications 5.6%
America Movil SAB de CV, L, ADR	Mexico	218,100	13,389,159
AT&T Inc.	United States	518,897	21,565,359

			34,954,518

Consumer Durables 1.2%
KB Home	United States	350,900	7,579,440

Consumer Non-Durables 6.7%
Anheuser-Busch Cos. Inc.	United States	204,500	10,703,530
The Coca-Cola Co.	United States	208,400	12,789,508
Diageo PLC, ADR	United Kingdom	75,200	6,454,416
Unilever NV, N.Y. shs.	Netherlands	308,800	11,258,848

			41,206,302

Consumer Services 1.8%
Carnival Corp.	United States	247,900	11,029,071

Electronic Technology 9.7%
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	227,900	10,389,961
Intel Corp.	United States	550,000	14,663,000
Microchip Technology Inc.	United States	371,200	11,663,104
Nokia Corp., ADR	Finland	315,300	12,104,367
Raytheon Co.	United States	189,000	11,472,300

			60,292,732

Energy Minerals 10.2%
Chesapeake Energy Corp.	United States	280,087	10,979,411
Chevron Corp.	United States	176,116	16,436,906
ConocoPhillips	United States	176,500	15,584,950
Exxon Mobil Corp.	United States	154,644	14,488,596
Sunoco Inc.	United States	78,000	5,650,320

			63,140,183

Finance 15.8%
AFLAC Inc.	United States	133,000	8,329,790
American International Group Inc.	United States	72,200	4,209,260
Bank of America Corp.	United States	349,812	14,433,243
Capital One Financial Corp.	United States	108,164	5,111,831
CapitalSource Inc.	United States	517,700	9,106,343
Citigroup Inc.	United States	337,000	9,921,280
Fortress Investment Group LP, A	United States	4,900	76,342
JPMorgan Chase & Co.	United States	164,670	7,187,845
Marsh & McLennan Cos. Inc.	United States	290,600	7,692,182
Merrill Lynch & Co. Inc.	United States	201,100	10,795,048
U.S. Bancorp	United States	328,500	10,426,590
Wachovia Corp.	United States	226,800	8,625,204
Washington Mutual Inc.	United States	161,400	2,196,654

			98,111,612

Health Technology 5.0%
Pfizer Inc.	United States	552,000	12,546,960
Roche Holding AG	Switzerland	79,200	13,670,597
Schering-Plough Corp.	United States	190,368	5,071,403

			31,288,960

FGI-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Growth and Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Industrial Services 1.1%
Waste Management Inc.	United States	201,900	$6,596,073

Non-Energy Minerals 1.8%
Alcoa Inc.	United States	302,600	11,060,030

Process Industries 1.5%
The Dow Chemical Co.	United States	239,600	9,445,032

Producer Manufacturing 11.8%
3M Co.	United States	134,600	11,349,472
Autoliv Inc.	Sweden	98,000	5,165,580
Caterpillar Inc.	United States	166,900	12,110,264
General Electric Co.	United States	376,900	13,971,683
Honeywell International Inc.	United States	218,200	13,434,574
Masco Corp.	United States	414,300	8,953,023
Pitney Bowes Inc.	United States	211,300	8,037,852

			73,022,448

Real Estate Investment Trust 1.4%
iStar Financial Inc.	United States	337,600	8,794,480

Retail Trade 5.6%
Best Buy Co. Inc.	United States	239,500	12,609,675
The Home Depot Inc.	United States	343,000	9,240,420
Nordstrom Inc.	United States	342,900	12,594,717

			34,444,812

Technology Services 3.6%
Microsoft Corp.	United States	342,400	12,189,440
Paychex Inc.	United States	280,500	10,159,710

			22,349,150

Transportation 3.1%
J.B. Hunt Transport Services Inc.	United States	366,100	10,086,055
United Parcel Service Inc., B	United States	127,400	9,009,728

			19,095,783

Utilities 1.7%
Dominion Resources Inc.	United States	216,700	10,282,415

Total Common Stocks (Cost $456,269,467)			552,799,813

Preferred Stock (Cost $8,133,100) 1.3%
Finance 1.3%
[a]FNMA, 8.25%, pfd.	United States	325,000	8,352,500

Convertible Preferred Stocks 4.0%
Consumer Services 1.8%
[a,b]The Goldman Sachs Group Inc. into Comcast Corp., 5.00%, cvt. pfd., 144A	United States	600,000	10,978,200

Finance 1.2%
E*TRADE Financial Corp., 6.125%, cvt. pfd.	United States	378,300	2,144,961
[a]Washington Mutual Inc, 7.75%, cvt. pfd., R	United States	6,100	5,398,500

			7,543,461

Health Technology 1.0%
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	25,000	6,036,296

Total Convertible Preferred Stocks (Cost $33,331,899)			24,557,957

Total Long Term Investments (Cost $497,734,466)			585,710,270

FGI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Growth and Income Securities Fund	Country	Principal Amount	Value
Short Term Investment (Cost $25,303,009) 4.1%
Repurchase Agreement 4.1%
[c]Joint Repurchase Agreement, 3.773%, 1/02/08 (Maturity Value $25,308,312)	United States	$25,303,009	$25,303,009

ABN AMRO Bank NV, New York Branch (Maturity Value $2,490,338)
Banc of America Securities LLC (Maturity Value $2,490,338)
Barclays Capital Inc. (Maturity Value $1,146,973)
BNP Paribas Securities Corp. (Maturity Value $2,490,338)
Credit Suisse Securities (USA) LLC (Maturity Value $655,232)
Deutsche Bank Securities Inc. (Maturity Value $2,490,338)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,490,338)
Goldman, Sachs & Co. (Maturity Value $3,014,473)
Greenwich Capital Markets Inc. (Maturity Value $2,490,338)
Lehman Brothers Inc. (Maturity Value $3,059,268)
Merrill Lynch Government Securities Inc. (Maturity Value $2,490,338)

Collateralized by U.S. Government Agency Securities, 3.00% - 6.25%, 1/15/08 - 11/14/12; [d]U.S. Government Agency Discount Notes, 1/02/08 - 8/01/12; [d]U.S. Treasury Bill, 6/12/08; and U.S. Treasury Notes, 3.25% - 4.625%, 3/31/08 - 8/15/10

Total Investments (Cost $523,037,475) 98.6%			611,013,279
Other Assets, less Liabilities 1.4%			8,369,724

Net Assets 100.0%			$619,383,003

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FNMA - Federal National Mortgage Association

aNon-income producing for the twelve months ended December 31, 2007.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At December 31, 2007 the value of this security was $10,978,200, representing 1.77% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Growth and Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$497,734,466
Cost - Repurchase agreements	25,303,009

Total cost of investments	$523,037,475

Value - Unaffiliated issuers	$585,710,270
Value - Repurchase agreements	25,303,009

Total value of investments	611,013,279
Receivables:
Investment securities sold	8,184,813
Capital shares sold	1,291,855
Dividends	637,841

Total assets	621,127,788

Liabilities:
Payables:
Investment securities purchased	758,100
Capital shares redeemed	424,945
Affiliates	394,767
Reports to shareholders	121,280
Accrued expenses and other liabilities	45,693

Total liabilities	1,744,785

Net assets, at value	$619,383,003

Net assets consist of:
Paid-in capital	$477,693,803
Undistributed net investment income	16,941,787
Net unrealized appreciation (depreciation)	87,975,804
Accumulated net realized gain (loss)	36,771,609

Net assets, at value	$619,383,003

Class 1:
Net assets, at value	$306,691,394

Shares outstanding	20,355,002

Net asset value and maximum offering price per share	$15.07

Class 2:
Net assets, at value	$312,691,609

Shares outstanding	21,046,029

Net asset value and maximum offering price per share	$14.86

The accompanying notes are an integral part of these financial statements.

FGI-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Growth and Income Securities Fund
Investment income:
Dividends	$20,820,558
Interest	618,408
Income from securities loaned	150,843

Total investment income	21,589,809

Expenses:
Management fees (Note 3a)	3,506,676
Distribution fees - Class 2 (Note 3c)	899,508
Unaffiliated transfer agent fees	12,418
Custodian fees (Note 4)	16,349
Reports to shareholders	141,912
Professional fees	39,545
Trustees’ fees and expenses	3,211
Other	22,103

Total expenses	4,641,722
Expense reductions (Note 4)	(6)

Net expenses	4,641,716

Net investment income	16,948,093

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	37,900,420
Foreign currency transactions	53,532

Net realized gain (loss)	37,953,952

Net change in unrealized appreciation (depreciation) on investments	(76,998,728)

Net realized and unrealized gain (loss)	(39,044,776)

Net increase (decrease) in net assets resulting from operations	$(22,096,683)

The accompanying notes are an integral part of these financial statements.

FGI-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Growth and Income Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$16,948,093	$17,870,136
Net realized gain (loss) from investments and foreign currency transactions	37,953,952	40,268,258
Net change in unrealized appreciation (depreciation) on investments	(76,998,728)	52,679,425

Net increase (decrease) in net assets resulting from operations	(22,096,683)	110,817,819

Distributions to shareholders from:
Net investment income:
Class 1	(8,774,492)	(10,156,911)
Class 2	(8,436,065)	(7,558,734)
Net realized gains:
Class 1	(19,524,195)	(19,198,119)
Class 2	(20,561,240)	(15,678,017)

Total distributions to shareholders	(57,295,992)	(52,591,781)

Capital share transactions: (Note 2)
Class 1	(44,846,830)	(48,044,550)
Class 2	6,147,390	8,762,172

Total capital share transactions	(38,699,440)	(39,282,378)

Net increase (decrease) in net assets	(118,092,115)	18,943,660
Net assets:
Beginning of year	737,475,118	718,531,458

End of year	$619,383,003	$737,475,118

Undistributed net investment income included in net assets:
End of year	$16,941,787	$17,843,156

The accompanying notes are an integral part of these financial statements.

FGI-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Growth and Income Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 76.20% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

FGI-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2007. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Securities Lending

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the fund in the case of default of any securities borrower. At December 31, 2007, the Fund had no securities on loan.

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

FGI-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FGI-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	27,512	$465,422	114,159	$1,817,005
Shares issued in reinvestment of distributions	1,649,108	28,298,687	2,003,756	29,355,030
Shares redeemed	(4,423,307)	(73,610,939)	(4,989,570)	(79,216,585)

Net increase (decrease)	(2,746,687)	$(44,846,830)	(2,871,655)	$(48,044,550)

Class 2 Shares:
Shares sold	3,345,833	$57,300,105	2,218,990	$34,370,276
Shares issued in reinvestment of distributions	1,710,755	28,997,305	1,603,640	23,236,751
Shares redeemed	(4,996,720)	(80,150,020)	(3,151,790)	(48,844,855)

Net increase (decrease)	59,868	$6,147,390	670,840	$8,762,172

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

FGI-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Effective January 1, 2008, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized capital losses of $3,153,720.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$22,500,691	$19,793,901
Long term capital gain	34,795,301	32,797,880

	$57,295,992	$52,591,781

FGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$524,393,702

Unrealized appreciation	$137,140,923
Unrealized depreciation	(50,521,346)

Net unrealized appreciation (depreciation)	$86,619,577

Undistributed ordinary income	$19,525,340
Undistributed long term capital gains	38,793,210

Distributable earnings	$58,318,550

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales, foreign currency transactions and bond discounts.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $258,496,123 and $359,105,067 respectively.

7. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

FGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Growth and Income Securities Fund

8. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FGI-21

Franklin Templeton Variable Insurance Products Trust

Franklin Growth and Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Growth and Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FGI-22

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Growth and Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $38,795,522 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 71.50% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

FGI-23

FRANKLIN HIGH INCOME SECURITIES FUND

We are pleased to bring you Franklin High Income Securities Fund’s annual report for the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+3.02%	+11.10%	+3.43%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Credit Suisse (CS) High Yield Index and the Lipper VIP High Current Yield Funds Classification Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin High Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Franklin High Income Securities Fund seeks a high level of current income with capital appreciation as a secondary goal. The Fund normally invests primarily to predominantly in high yield, lower quality debt securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the CS High Yield Index, which returned +2.65% for the period under review.1 The Fund outperformed its peers, as measured by the +2.55% return of the Lipper VIP High Current Yield Funds Classification Average.2

Economic and Market Overview

The U.S. economy grew at a moderate but uneven pace for the year ended December 31, 2007. After starting 2007 with first quarter gross domestic product (GDP) growth of 0.6% annualized, the economy accelerated to a strong second quarter growth rate of 3.8% annualized, fueled by a surge in exports. In the third quarter, GDP growth advanced at a 4.9% annualized rate, the fastest pace in four years. For most of the reporting period, consumer spending and personal income supported economic expansion, but signs of a slowing economy became evident as a number of indicators reflected a housing market correction, financial market strains and softening business and consumer spending, as well as upward inflation pressures from increasing food, energy and commodity prices and a weaker dollar. In the fourth quarter, GDP growth slowed to an estimated 0.6% annualized rate.

Oil prices exhibited continued volatility, reaching a historical high in November. Core inflation, which excludes food and energy costs, rose modestly for the year, signaling that inflation risk remains. For December 2007, core inflation had a 12-month increase of 2.4%.3 The Federal Reserve Board’s (Fed’s) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 2.2%.4

1. Source: Standard & Poor’s Micropal.

2. Source: Lipper Inc.

One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

4. Source: Bureau of Economic Analysis.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund invests primarily to predominantly in high yield, lower-rated (junk) bonds, which generally have greater price swings and higher risk of default and loss of principal than investment grade bonds. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

As investor uncertainty continued in the latter half of 2007, the Fed remained committed to act in an effort to restore normalcy to U.S. financial markets. The Fed cut the discount rate (the Fed’s interest rate charged to member banks) four times, bringing the rate to 4.75%. It also lowered the federal funds target rate three times. Minutes released from its December meeting, in which the Fed lowered the federal funds target rate to 4.25%, cited an uncertain outlook for economic growth and inflation and the need for the committee to be “exceptionally alert to economic and financial developments.”

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 3.05% at the end of December, down from 4.82% a year earlier. The 10-year U.S. Treasury note ended December yielding 4.04%, compared with 4.71% at the beginning of the period.

Regarding the high yield bond market, 2007 began relatively strong. Yield spreads at the beginning of the year were well below the 10-year average, but with corporate fundamentals generally strong, demand for the high yield asset class remained intact. However, beginning in early summer, the subprime mortgage loan market began to collapse, and although the high yield market had little direct exposure to the subprime market, it could not withstand the effects of the resulting equity market volatility and broader risk aversion in the financial markets. Moreover, a pending supply of lower-quality high yield bonds, which were slated to finance many large, leveraged-buyout transactions, weighed on the secondary market as demand for such transactions waned. Also, greater concerns surrounding the slowdown in U.S. economic growth increased concerns over the credit outlook for more cyclical high yield issuers. Consequently, spread premiums over U.S. Treasury securities widened by more than 300 basis points (100 basis points equal one percentage point) from their end-of-May lows as measured by the CS High Yield Index. Overall, the spread increased from 271 basis points at the end of May to 589 basis points by period-end, which erased some of the market’s earlier gains.

Investment Strategy

We are research-driven, fundamental investors who rely on a team of analysts to provide in-depth industry expertise and use qualitative and quantitative analyses to evaluate companies. As bottom-up investors, we focus primarily on individual securities. We also consider sectors when choosing investments. In selecting securities for the Fund’s investment portfolio, we do not rely principally on ratings assigned by rating agencies, but perform our own independent analysis to evaluate an issuer’s creditworthiness. We consider a variety of factors, including an issuer’s experience and managerial strength, its sensitivity to economic conditions and its current financial condition.

Manager’s Discussion

During the fiscal year under review, we generally maintained a slightly conservative positioning, from a risk perspective, relative to our peers and the benchmark CS High Yield Index based on our assessment of the market’s valuations. With a significant supply of pending leveraged buyout and other scheduled merger and acquisition-related financial transactions, as well as growing concerns about the domestic economic outlook, valuations fell considerably later in the year. In this environment, the Fund’s somewhat defensive positioning benefited performance relative to the Fund’s peer group.5

Certain industry allocations and specific holdings also helped relative performance. Although our investment process is mainly driven by bottom-up, company-specific analysis, we also use our fundamental research process to assess certain industries and their relative valuations. For example, the Fund was overweighted versus its peers in the chemicals industry during the year.6 Strong operating results and some merger and acquisition activity in the sector led it to outperform the overall market and aid relative performance. In particular, the bonds of Fund holding Lyondell Chemical rose above par value based on tender offers or expectations for future premium redemptions. The Lyondell position was tendered during the period. Additionally, the Fund was underweighted in the retail and housing industries during the fiscal year.7 Because these two industries significantly underperformed the overall market, the Fund’s positioning benefited relative returns.

Although the Fund’s overall positioning helped drive outperformance relative to its peers, certain holdings and industry weightings negatively impacted results. For example, the Fund’s allocation versus its peers in

5. For comparison, the Fund’s peer group comprises some of the mutual funds found within the Lipper High Current Yield Funds Classification Average. Please see Index Descriptions following the Fund Summaries.

6. The Fund’s chemicals holdings are in the materials sector in the SOI.

7. The Fund’s housing holdings are in the consumer durables and apparel, and real estate sectors in the SOI.

Top 10 Sectors/Industries

Franklin High Income Securities Fund

12/31/07

% of Total Net Assets
Media	11.4%
Energy	9.9%
Materials	9.7%
Utilities	8.5%
Telecommunication Services	8.1%
Consumer Services	7.7%
Capital Goods	7.4%
Health Care Equipment & Services	6.4%
Automobiles & Components	4.6%
Commercial Services & Supplies	4.2%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

the gaming and pay television industries hindered relative performance.8 The Fund held an overweighted position in the gaming industry based on our positive view of underlying asset values. However, increased competition for existing casino operators, combined with slowing demand in some regions, led to fundamental concerns and contributed to the industry’s underperformance during the year. Regarding the pay television industry, the Fund maintained an underweighted position, which hurt results. Although we viewed the pay television industry’s relative valuations as somewhat fully valued, it outperformed the overall market.

Thank you for your participation in Franklin High Income Securities Fund. We look forward to serving your future investment needs.

8. The Fund’s gaming holdings are in the consumer services sector and pay television holdings are in the media sector in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin High Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,003.00	$3.13
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.62%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin High Income Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.96	$6.82	$6.99	$6.81		$5.67

Income from investment operations[a]:
Net investment income[b]	0.51	0.49	0.48	0.49		0.51
Net realized and unrealized gains (losses)	(0.30)	0.12	(0.23)	0.15		1.21

Total from investment operations	0.21	0.61	0.25	0.64		1.72

Less distributions from net investment income	(0.45)	(0.47)	(0.42)	(0.46)		(0.58)

Net asset value, end of year	$6.72	$6.96	$6.82	$6.99		$6.81

Total return[c]	3.02%	9.48%	3.72%	10.04%		31.50%
Ratios to average net assets
Expenses before expense reduction	0.61%	0.64%	0.60%	0.62%		0.62%
Expenses net of expense reduction	0.61% [d]	0.63%	0.60% [d]	0.62%	[d]	0.62%
Net investment income	7.38%	7.14%	6.96%	7.17%		8.19%

Supplemental data
Net assets, end of year (000’s)	$61,286	$77,641	$87,814	$109,569		$136,218
Portfolio turnover rate	40.65%	37.99%	47.60%	59.87%		52.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin High Income Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$6.85	$6.71	$6.90	$6.73		$5.62

Income from investment operations[a]:
Net investment income[b]	0.48	0.46	0.45	0.46		0.48
Net realized and unrealized gains (losses)	(0.29)	0.13	(0.23)	0.16		1.21

Total from investment operations	0.19	0.59	0.22	0.62		1.69

Less distributions from net investment income	(0.44)	(0.45)	(0.41)	(0.45)		(0.58)

Net asset value, end of year	$6.60	$6.85	$6.71	$6.90		$6.73

Total return[c]	2.72%	9.36%	3.31%	9.87%		31.18%
Ratios to average net assets
Expenses before expense reduction	0.86%	0.89%	0.85%	0.87%		0.87%
Expenses net of expense reduction	0.86% [d]	0.88%	0.85% [d]	0.87%	[d]	0.87%
Net investment income	7.13%	6.89%	6.71%	6.92%		7.94%

Supplemental data
Net assets, end of year (000’s)	$155,777	$166,318	$139,413	$122,579		$58,681
Portfolio turnover rate	40.65%	37.99%	47.60%	59.87%		52.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Long Term Investments 96.7%
Corporate Bonds 96.7%
Automobiles & Components 4.6%
[b]Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15	United States	$2,300,000	$2,104,500
Ford Motor Credit Co. LLC,
7.80%, 6/01/12	United States	3,000,000	2,632,332
senior note, 9.875%, 8/10/11	United States	2,200,000	2,082,346
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	1,000,000	800,000
[b]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	2,500,000	2,256,250

			9,875,428

Capital Goods 7.4%
DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18	United States	2,200,000	2,238,500
Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15	United States	2,400,000	2,304,000
L-3 Communications Corp., senior sub. note, 5.875%, 1/15/15	United States	2,500,000	2,425,000
RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14	United States	2,500,000	2,487,500
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	2,300,000	2,340,250
TransDigm Inc., senior sub. note, 7.75%, 7/15/14	United States	2,400,000	2,448,000
United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13	United States	2,000,000	1,740,000

			15,983,250

Commercial Services & Supplies 4.2%
Allied Waste North America Inc., senior secured note, 6.875%, 6/01/17	United States	2,100,000	2,058,000
ARAMARK Corp., senior note, 8.50%, 2/01/15	United States	2,300,000	2,340,250
[c,d]Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05	United States	1,912,374	—
JohnsonDiversey Holdings Inc., senior disc. note, 10.67%, 5/15/13	United States	2,500,000	2,537,500
RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14	United States	2,500,000	2,250,000

			9,185,750

Consumer Durables & Apparel 3.2%
Beazer Homes USA Inc., senior note, 8.125%, 6/15/16	United States	1,100,000	825,000
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	2,400,000	2,076,000
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	1,500,000	1,515,000
KB Home, senior note,
6.25%, 6/15/15	United States	1,700,000	1,487,500
7.25%, 6/15/18	United States	1,200,000	1,092,000

			6,995,500

Consumer Services 7.7%
Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14	United States	1,200,000	1,149,000
[b]Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15	United States	1,700,000	1,483,250
[b]Greektown Holdings, senior note, 144A, 10.75%, 12/01/13	United States	2,000,000	1,955,000
MGM MIRAGE, senior note,
6.625%, 7/15/15	United States	2,500,000	2,356,250
6.875%, 4/01/16	United States	1,000,000	947,500
7.50%, 6/01/16	United States	500,000	497,500
[b]Outback Steakhouse Inc., senior note, 144A, 10.00%, 6/15/15	United States	1,900,000	1,396,500
Pinnacle Entertainment Inc., senior sub. note,
8.25%, 3/15/12	United States	200,000	203,000
8.75%, 10/01/13	United States	2,100,000	2,147,250
Royal Caribbean Cruises Ltd.,
senior deb., 7.25%, 3/15/18	United States	1,800,000	1,737,021
senior note, 6.875%, 12/01/13	United States	700,000	683,213

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Consumer Services (continued)
Station Casinos Inc.,
senior note, 6.00%, 4/01/12	United States	$300,000	$268,500
senior sub. note, 6.50%, 2/01/14	United States	300,000	226,500
senior sub. note, 6.875%, 3/01/16	United States	2,200,000	1,617,000

			16,667,484

Diversified Financials 3.3%
E*TRADE Financial Corp., senior note, 8.00%, 6/15/11	United States	300,000	261,750
GMAC LLC, 6.875%, 8/28/12	United States	5,300,000	4,445,407
Lehman Brothers Holdings Inc., senior note, 6.20%, 9/26/14	United States	2,300,000	2,345,676

			7,052,833

Energy 9.9%
Chesapeake Energy Corp., senior note,
7.625%, 7/15/13	United States	500,000	518,750
6.25%, 1/15/18	United States	3,000,000	2,895,000
Compagnie Generale de Geophysique-Veritas, senior note,
7.50%, 5/15/15	France	500,000	508,750
7.75%, 5/15/17	France	700,000	710,500
El Paso Corp., senior note, 6.875%, 6/15/14	United States	2,500,000	2,530,560
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	2,600,000	2,515,500
Markwest Energy Partners LP, senior note, 6.875%, 11/01/14	United States	2,500,000	2,393,750
Peabody Energy Corp., senior note, B, 6.875%, 3/15/13	United States	2,500,000	2,525,000
[b]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	1,900,000	1,778,875
Tesoro Corp., senior note, 6.50%, 6/01/17	United States	2,200,000	2,189,000
The Williams Cos. Inc.,
8.75%, 3/15/32	United States	800,000	982,000
senior note, 7.625%, 7/15/19	United States	600,000	653,250
senior note, 7.875%, 9/01/21	United States	1,200,000	1,336,500

			21,537,435

Food, Beverage & Tobacco 2.4%
Dean Foods Inc., senior note, 7.00%, 6/01/16	United States	600,000	537,000
Reynolds American Inc., senior secured note, 7.625%, 6/01/16	United States	2,500,000	2,669,990
Smithfield Foods Inc., senior note, 7.75%,
5/15/13	United States	1,200,000	1,188,000
7/01/17	United States	800,000	778,000

			5,172,990

Health Care Equipment & Services 6.4%
[b]FMC Finance III SA, senior note, 144A, 6.875%, 7/15/17	Germany	2,700,000	2,713,500
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	400,000	340,000
senior secured note, 9.125%, 11/15/14	United States	2,400,000	2,502,000
Tenet Healthcare Corp., senior note, 7.375%, 2/01/13	United States	2,500,000	2,200,000
United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	1,500,000	1,470,000
[e]U.S. Oncology Holdings Inc., senior note, FRN, PIK, 10.759%, 3/15/12	United States	2,600,000	2,171,000
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,500,000	2,418,750

			13,815,250

Materials 9.7%
Crown Americas Inc., senior note, 7.75%, 11/15/15	United States	2,500,000	2,587,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Materials (continued)
Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17	United States	$2,200,000	$2,365,000
Huntsman International LLC, senior sub. note, 7.875%, 11/15/14	United States	2,200,000	2,343,000
[b]Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16	United Kingdom	2,500,000	2,237,500
JSG Funding PLC, senior sub. note, 7.75%, 4/01/15	Ireland	2,500,000	2,387,500
[b]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,000,000	1,890,000
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	2,500,000	2,618,750
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	2,200,000	2,079,000
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	2,500,000	2,556,250

			21,064,500

Media 11.4%
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	1,000,000	975,000
[c,d]Callahan Nordrhein-Westfallen, senior note, 14.00%, 7/15/10	Germany	2,750,000	275
CanWest Media Inc., senior sub. note, 8.00%, 9/15/12	Canada	2,600,000	2,466,750
CCH II LLC, senior note, 10.25%, 9/15/10	United States	3,800,000	3,743,000
CSC Holdings Inc., senior note, 6.75%, 4/15/12	United States	1,000,000	961,250
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	1,500,000	1,563,750
Lamar Media Corp., senior sub. note,
7.25%, 1/01/13	United States	2,000,000	2,010,000
6.625%, 8/15/15	United States	300,000	293,250
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	2,000,000	1,862,824
Quebecor Media Inc.,
[b]144A, 7.75%, 3/15/16	Canada	200,000	193,000
senior note, 7.75%, 3/15/16	Canada	1,800,000	1,737,000
R.H. Donnelley Corp., senior note, 8.875%, 1/15/16	United States	3,500,000	3,290,000
Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,300,000	1,911,875
[b]Rainbow National Services LLC, senior sub. deb., 144A, 10.375%, 9/01/14	United States	1,330,000	1,448,038
[b]Univision Communications Inc., senior note, 144A, PIK, 9.75%, 3/15/15	United States	2,600,000	2,382,250

			24,838,262

Real Estate 2.2%
Forest City Enterprises Inc., senior note,
7.625%, 6/01/15	United States	2,300,000	2,231,000
6.50%, 2/01/17	United States	300,000	273,000
Host Marriott LP, senior note,
M, 7.00%, 8/15/12	United States	1,800,000	1,809,000
O, 6.375%, 3/15/15	United States	500,000	490,000

			4,803,000

Retailing 2.2%
[b]Dollar General Corp., senior note, 144A, 10.625%, 7/15/15	United States	2,500,000	2,306,250
Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	2,500,000	2,387,500

			4,693,750

Semiconductors & Semiconductor Equipment 1.0%
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	2,500,000	2,243,750

Software & Services 3.4%
[b]First Data Corp., senior note, 144A, 9.875%, 9/24/15	United States	2,100,000	1,955,625
Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18	United States	2,200,000	2,323,750
SunGard Data Systems Inc.,
senior note, 9.125%, 8/15/13	United States	900,000	920,250
senior sub. note, 10.25%, 8/15/15	United States	2,100,000	2,157,750

			7,357,375

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Technology Hardware & Equipment 1.1%
Sanmina-SCI Corp.,
[b,e]senior note, 144A, FRN, 7.741%, 6/15/14	United States	$1,000,000	$968,750
senior sub. note, 6.75%, 3/01/13	United States	1,400,000	1,225,000
senior sub. note, 8.125%, 3/01/16	United States	300,000	267,375

			2,461,125

Telecommunication Services 8.1%
Centennial Communications Corp., senior note, 10.00%, 1/01/13	United States	2,500,000	2,612,500
[b]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	2,700,000	2,477,250
Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%, 1/15/13	Bermuda	3,000,000	3,030,000
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	United States	2,000,000	1,890,000
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	2,200,000	2,354,000
Qwest Communications International Inc., senior note,
7.50%, 2/15/14	United States	1,000,000	1,002,500
B, 7.50%, 2/15/14	United States	2,000,000	2,005,000
[b]Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15	Italy	2,025,000	2,217,375

			17,588,625

Utilities 8.5%
[b]AES Corp., senior note, 144A, 8.00%, 10/15/17	United States	2,300,000	2,363,250
Aquila Inc., senior note, 14.875%, 7/01/12	United States	2,000,000	2,520,000
Dynegy Holdings Inc., senior note,
7.50%, 6/01/15	United States	300,000	282,000
8.375%, 5/01/16	United States	2,300,000	2,259,750
Edison Mission Energy, senior note, 7.00%, 5/15/17	United States	2,700,000	2,666,250
Mirant North America LLC, senior note, 7.375%, 12/31/13	United States	2,500,000	2,518,750
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	900,000	879,750
7.375%, 2/01/16	United States	2,100,000	2,052,750
[b]Texas Competitive Electric Holdings Co. LLC, senior note, 144A, 10.25%, 11/01/15	United States	3,000,000	2,985,000

			18,527,500

Total Corporate Bonds (Cost $219,912,053)			209,863,807

		Shares
Common Stock (Cost $89,208) 0.0%
Commercial Services & Supplies 0.0%
[c,f,g]Goss Holdings Inc., B	United States	44,604	—

Total Long Term Investments (Cost $220,001,261)			209,863,807

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin High Income Securities Fund	Country	Principal Amount[a]	Value
Short Term Investment (Cost $3,107,180) 1.4%
Repurchase Agreement 1.4%
[h]Joint Repurchase Agreement, 3.773%, 1/02/08 (Maturity Value $3,107,831)	United States	$3,107,180	$3,107,180
ABN AMRO Bank NV, New York Branch (Maturity Value $305,811)
Banc of America Securities LLC (Maturity Value $305,811)
Barclays Capital Inc. (Maturity Value $140,847)
BNP Paribas Securities Corp. (Maturity Value $305,811)
Credit Suisse Securities (USA) LLC (Maturity Value $80,462)
Deutsche Bank Securities Inc. (Maturity Value $305,811)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $305,811)
Goldman, Sachs & Co. (Maturity Value $370,174)
Greenwich Capital Markets Inc. (Maturity Value $305,811)
Lehman Brothers Inc. (Maturity Value $375,671)
Merrill Lynch Government Securities Inc. (Maturity Value $305,811)

Collateralized by U.S. Government Agency Securities, 3.00% - 6.25%, 1/15/08 - 11/14/12; [i]U.S. Government Agency Discount Notes, 1/02/08 - 8/01/12; [i]U.S. Treasury Bill, 6/12/08 and U.S. Treasury Notes, 3.25% - 4.625%, 3/31/08 - 8/15/10

Total Investments (Cost $223,108,441) 98.1%			212,970,987
Other Assets, less Liabilities 1.9%			4,091,635

Net Assets 100.0%			$217,062,622

Selected Portfolio Abbreviations

FRN - Floating Rate Note

PIK - Payment-In-Kind

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $37,112,163, representing 17.10% of net assets.

cSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2007, the aggregate value of these securities was $275, representing less than 0.01% of net assets.

dSee Note 7 regarding defaulted securities.

eThe coupon rate shown represents the rate at period end.

fNon-income producing for the twelve months ended December 31, 2007.

gSee Note 8 regarding restricted securities.

hSee Note 1(b) regarding joint repurchase agreement.

iThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin High Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$220,001,261
Cost - Repurchase agreements	3,107,180

Total cost of investments	$223,108,441

Value - Unaffiliated issuers	$209,863,807
Value - Repurchase agreements	3,107,180

Total value of investments	212,970,987
Interest receivable	4,458,272

Total assets	217,429,259

Liabilities:
Payables:
Capital shares redeemed	120,755
Affiliates	169,527
Reports to shareholders	38,590
Professional fees	28,615
Accrued expenses and other liabilities	9,150

Total liabilities	366,637

Net assets, at value	$217,062,622

Net assets consist of:
Paid-in capital	$342,223,024
Undistributed net investment income	17,129,175
Net unrealized appreciation (depreciation)	(10,137,454)
Accumulated net realized gain (loss)	(132,152,123)

Net assets, at value	$217,062,622

Class 1:
Net assets, at value	$61,285,926

Shares outstanding	9,121,828

Net asset value and maximum offering price per share	$6.72

Class 2:
Net assets, at value	$155,776,696

Shares outstanding	23,614,879

Net asset value and maximum offering price per share	$6.60

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin High Income Securities Fund
Investment income:
Interest	$19,459,410

Expenses:
Management fees (Note 3a)	1,340,865
Distribution fees - Class 2 (Note 3c)	432,305
Unaffiliated transfer agent fees	2,647
Custodian fees (Note 4)	5,278
Reports to shareholders	87,647
Professional fees	32,443
Trustees’ fees and expenses	1,071
Other	17,832

Total expenses	1,920,088
Expense reductions (Note 4)	(2,241)

Net expenses	1,917,847

Net investment income	17,541,563

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	235,385
Net change in unrealized appreciation (depreciation) on investments	(11,924,906)

Net realized and unrealized gain (loss)	(11,689,521)

Net increase (decrease) in net assets resulting from operations	$5,852,042

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin High Income Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$17,541,563	$16,125,983
Net realized gain (loss) from investments	235,385	(3,500,966)
Net change in unrealized appreciation (depreciation) on investments	(11,924,906)	8,189,602

Net increase (decrease) in net assets resulting from operations	5,852,042	20,814,619

Distributions to shareholders from:
Net investment income:
Class 1	(4,495,151)	(5,262,787)
Class 2	(11,904,068)	(9,121,702)

Total distributions to shareholders	(16,399,219)	(14,384,489)

Capital share transactions: (Note 2)
Class 1	(14,109,266)	(12,259,606)
Class 2	(2,239,776)	22,561,846

Total capital share transactions	(16,349,042)	10,302,240

Net increase (decrease) in net assets	(26,896,219)	16,732,370
Net assets:
Beginning of year	243,958,841	227,226,471

End of year	$217,062,622	$243,958,841

Undistributed net investment income included in net assets:
End of year	$17,129,175	$15,626,526

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin High Income Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 94.26% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Joint Repurchase Agreement (continued)

market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2007. The joint repurchase agreement is valued at cost.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	730,046	$4,985,612	512,532	$3,388,740
Shares issued in reinvestment of distributions	663,002	4,495,151	814,673	5,262,787
Shares redeemed	(3,418,532)	(23,590,029)	(3,056,921)	(20,911,133)

Net increase (decrease)	(2,025,484)	$(14,109,266)	(1,729,716)	$(12,259,606)

Class 2 Shares:
Shares sold	7,186,912	$49,319,160	7,703,760	$51,288,226
Shares issued in reinvestment of distributions	1,787,398	11,904,068	1,431,978	9,121,702
Shares redeemed	(9,639,217)	(63,463,004)	(5,618,386)	(37,848,082)

Net increase (decrease)	(664,907)	$(2,239,776)	3,517,352	$22,561,846

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees (continued)

Effective January 1, 2008, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

5. INCOME TAXES (continued)

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008	$26,944,467
2009	14,152,532
2010	46,366,314
2011	24,711,916
2012	9,009,590
2013	6,321,190
2014	40,420
2015	4,493,289

$132,039,718

On December 31, 2007, the Fund had expired capital loss carryforwards of $2,294,320, which were reclassified to paid-in capital.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized capital losses of $152,454.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from ordinary income	$16,399,219	$14,384,489

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$223,724,137

Unrealized appreciation	$2,554,918
Unrealized depreciation	(13,308,068)

Net unrealized appreciation (depreciation)	$(10,753,150)

Distributable earnings – undistributed ordinary income	$17,784,923

Net investment income and net realized gains (losses) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $94,697,917 and $108,787,510, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 95.05% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

7. CREDIT RISK AND DEFAULTED SECURITIES (continued)

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2007, the aggregate value of these securities was $275, representing less than 0.01% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

8. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act.

Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Shares	Issuer	Acquisition Dates	Cost	Value
44,604	[a]Goss Holdings Inc., B	11/17/99	$89,208	$—

	Total Restricted Securities (0.00% of Net Assets)			$—

[a]	The Fund also invests in unrestricted securities of the issuer, valued at $0 as of December 31, 2007.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin High Income Securities Fund

10. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Franklin High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin High Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FRANKLIN INCOME SECURITIES FUND

This annual report for Franklin Income Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains or distributions. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+4.01%	+13.60%	+8.57%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Lehman Brothers (LB) U.S. Aggregate Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Franklin Income Securities Fund seeks to maximize income while maintaining prospects for capital appreciation. The Fund normally invests in both equity and debt securities. The Fund seeks income by investing in corporate, foreign and U.S. Treasury bonds as well as stocks with dividend yields the manager believes are attractive.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its equity benchmark, the S&P 500, which returned +5.49%, and underperformed its fixed income benchmark, the LB U.S. Aggregate Index, which returned +6.97% for the same period.1

Economic and Market Overview

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 0.6% in the first quarter of 2007 but advanced in the second quarter at an annualized 3.8% rate. Federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures supported growth. GDP grew an annualized 4.9% in the third quarter of 2007 despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 as credit conditions worsened, consumer spending slowed, and GDP growth decelerated to an estimated 0.6% annualized rate.

The unemployment rate increased from 4.4% at the beginning of the period to 5.0% in December 2007.2 Although consumer confidence in July neared a six-year high, it declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may invest a significant portion of its assets in high yield lower-rated (junk) bonds, which generally have greater price swings and higher risk of default and loss of principal than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

Strong economic growth and solid corporate earnings helped U.S. stocks post gains through the first three quarters of 2007. Concerns about subprime mortgage losses, weakening consumer spending and inflationary fears, partly due to rising crude oil prices, were offset somewhat by the Federal Reserve Board’s 50 basis-points (half a percentage point) cut to the federal funds target rate at its September meeting. However, a broad market slump in the fourth quarter erased some of the earlier gains. Continued turmoil in the housing and financial sectors — including falling home prices, rising credit losses and tightening lending standards — weighed on equity prices. Stocks of major financial institutions including banks and brokers declined as rising losses pressured earnings and led to the expectation of significant restructurings ahead. Conversely, utilities and energy-related shares generally performed well. Improving power market fundamentals and renewed interest in utility infrastructure rate base growth opportunities attracted investors. Growing fears of recession, during which investors often seek the stability of utility earnings, and plummeting bond yields also benefited utility stocks. In the energy sector, rising crude oil prices helped drive strong performance during the year. Despite fears of slowing U.S. economic growth, increasing global demand for energy, particularly in China and India, and supply concerns related to the Middle East conflicts supported prices.

During the year under review, the 10-year U.S. Treasury yield’s decline drove the fixed income market’s +6.97% return, as measured by the LB U.S. Aggregate Index.1 Reduced liquidity across a broad segment of fixed income markets along with heightened uncertainty regarding economic conditions contributed to the rally in U.S. Treasury securities. In sharp contrast to Treasury strength, corporate bonds — including investment grade and high yield — underperformed as credit spreads widened, reflecting higher risk premiums in the market.

Investment Strategy

We search for undervalued or out-of-favor securities we believe offer opportunities for income today and growth tomorrow. We generally perform independent analysis of the debt securities being considered for the Fund’s portfolio, rather than relying principally on ratings assigned by rating agencies. In analyzing debt and equity securities, we consider a variety of factors, including: a security’s relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects; the experience and strength of a company’s management; a company’s sensitivity to changes in interest rates and business conditions; a company’s debt maturity schedules and borrowing requirements; and a company’s changing financial condition and market recognition of the change.

Manager’s Discussion

Several of the Fund’s electric utility equity holdings performed well, including TXU, Public Service Enterprise Group (PSEG) and FirstEnergy. TXU’s share price surged as it was successfully acquired by private equity partners KKR and TPG. PSEG benefited from improving power markets in its core areas of operations as well as potential growth opportunities in the regulated utility business.

Energy minerals equity holdings also contributed to the Fund’s performance, partly driven by strong prices for oil, copper and gold. Shares of integrated oil companies Chevron and ConocoPhillips appreciated as crude oil prices increased and approached $100 per barrel at period-end. Domestic energy producer Chesapeake Energy benefited from strong natural gas prices and solid production performance. Within non-energy minerals, Freeport McMoran Copper & Gold’s stock rose due to continued strong global demand for metals. In process industries, Lyondell Chemical shares gained following Basell’s successful purchase of the company.

Turmoil in housing-related sectors, including finance companies exposed to subprime mortgages and related structured credit products, negatively impacted some Fund holdings. Financial firms including Washington Mutual, Bank of America and Citigroup were significant detractors from performance during the period. Additionally, in consumer durables, home builders D.R. Horton and KB Home hampered the Fund.

Some corporate bond holdings negatively affected Fund performance relative to the fixed income benchmark as widening spreads more than offset the rally in U.S. Treasury securities. Specific holdings that hurt results included GMAC Financial Services and Charter Communications (CCH). GMAC was weighed down by mortgage lending exposure via its Residential Capital subsidiary. Despite revenue and cash flow growth we felt was attractive, Charter Communications declined as the cable sector weakened partly due to fears of elevated

Top Five Equity Holdings

Franklin Income Securities Fund

12/31/07

Company Sector/Industry	% of Total Net Assets

Pfizer Inc.	2.2%
Health Technology

AT&T Inc.	1.8%
Communications

Bank of America Corp.	1.7%
Finance

Public Service Enterprise Group Inc.	1.6%
Electric Utilities

Merck & Co. Inc.	1.3%
Health Technology

Top Five Bond Holdings

Franklin Income Securities Fund

12/31/07

Issuer Sector/Industry	% of Total Net Assets

Ford Motor Credit Co. LLC	3.1%
Consumer Durables

GMAC LLC	2.8%
Finance

Tenet Healthcare Corp.	2.0%
Health Services

Federal National Mortgage Association (FNMA) Fixed Rate	2.0%
Mortgage-Backed Securities

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate	1.9%
Mortgage-Backed Securities

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

competition from telecommunication services providers and satellite broadcast companies.

Thank you for your participation in Franklin Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Income Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$987.70	$2.35
Hypothetical (5% return before expenses)	$1,000	$1,022.84	$2.40

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.47%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Income Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.65	$15.56	$15.89	$14.40	$11.48

Income from investment operations[a]:
Net investment income[b]	1.03	0.94	0.85	0.83	0.81
Net realized and unrealized gains (losses)	(0.31)	1.85	(0.56)	1.14	2.79

Total from investment operations	0.72	2.79	0.29	1.97	3.60

Less distributions from:
Net investment income	(0.63)	(0.62)	(0.57)	(0.48)	(0.68)
Net realized gains	(0.11)	(0.08)	(0.05)	—	—

Total distributions	(0.74)	(0.70)	(0.62)	(0.48)	(0.68)

Net asset value, end of year	$17.63	$17.65	$15.56	$15.89	$14.40

Total return[c]	4.01%	18.47%	1.83%	14.13%	32.10%
Ratios to average net assets
Expenses	0.47% [d]	0.47% [d]	0.48% [d]	0.49% [d]	0.51%
Net investment income	5.77%	5.70%	5.44%	5.71%	6.33%

Supplemental data
Net assets, end of year (000’s)	$455,932	$458,613	$457,625	$530,742	$537,950
Portfolio turnover rate	32.11%	25.05%	34.76%	44.02%	47.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Income Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$17.36	$15.32	$15.67	$14.23	$11.38

Income from investment operations[a]:
Net investment income[b]	0.97	0.89	0.80	0.80	0.76
Net realized and unrealized gains (losses)	(0.30)	1.82	(0.55)	1.11	2.77

Total from investment operations	0.67	2.71	0.25	1.91	3.53

Less distributions from:
Net investment income	(0.61)	(0.59)	(0.55)	(0.47)	(0.68)
Net realized gains	(0.11)	(0.08)	(0.05)	—	—

Total distributions	(0.72)	(0.67)	(0.60)	(0.47)	(0.68)

Net asset value, end of year	$17.31	$17.36	$15.32	$15.67	$14.23

Total return[c]	3.76%	18.24%	1.60%	13.85%	31.72%
Ratios to average net assets
Expenses	0.72% [d]	0.72% [d]	0.73% [d]	0.74% [d]	0.76%
Net investment income	5.52%	5.45%	5.19%	5.46%	6.08%

Supplemental data
Net assets, end of year (000’s)	$7,429,064	$5,109,373	$2,865,361	$1,631,184	$621,001
Portfolio turnover rate	32.11%	25.05%	34.76%	44.02%	47.03%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Income Securities Fund	Country	Shares	Value
Long Term Investments 89.5%
Common Stocks 28.7%
Communications 2.4%
AT&T Inc.	United States	3,487,484	$144,939,835
Verizon Communications Inc.	United States	1,000,000	43,690,000

			188,629,835

Consumer Durables 0.2%
KB Home	United States	600,000	12,960,000

Electric Utilities 10.6%
Alliant Energy Corp.	United States	300,000	12,207,000
Ameren Corp.	United States	1,000,000	54,210,000
American Electric Power Co. Inc.	United States	600,000	27,936,000
CenterPoint Energy Inc.	United States	300,000	5,139,000
Consolidated Edison Inc.	United States	1,200,000	58,620,000
Dominion Resources Inc.	United States	1,665,800	79,042,210
DTE Energy Co.	United States	260,500	11,451,580
Duke Energy Corp.	United States	3,400,000	68,578,000
FirstEnergy Corp.	United States	1,250,000	90,425,000
FPL Group Inc.	United States	500,000	33,890,000
Hawaiian Electric Industries Inc.	United States	120,000	2,732,400
PG&E Corp.	United States	1,300,000	56,017,000
Pinnacle West Capital Corp.	United States	300,000	12,723,000
Portland General Electric Co.	United States	1,250,000	34,725,000
Progress Energy Inc.	United States	550,000	26,636,500
Public Service Enterprise Group Inc.	United States	1,250,000	122,800,000
Puget Energy Inc.	United States	1,566,300	42,963,609
The Southern Co.	United States	2,123,200	82,274,000
TECO Energy Inc.	United States	1,000,000	17,210,000

			839,580,299

Electronic Technology 1.2%
Maxim Integrated Products Inc.	United States	2,500,000	66,200,000
Microchip Technology Inc.	United States	362,000	11,374,040
Texas Instruments Inc.	United States	450,000	15,030,000

			92,604,040

Energy Minerals 2.6%
BP PLC, ADR	United Kingdom	500,000	36,585,000
Canadian Oil Sands Trust	Canada	1,750,000	68,168,553
Chevron Corp.	United States	50,000	4,666,500
ConocoPhillips	United States	762,600	67,337,580
Royal Dutch Shell PLC, A, ADR	Netherlands	313,800	26,421,960

			203,179,593

Finance 4.1%
Bank of America Corp.	United States	3,250,000	134,095,000
CapitalSource Inc.	United States	650,000	11,433,500
HSBC Holdings PLC	United Kingdom	3,500,000	58,555,420
JPMorgan Chase & Co.	United States	900,000	39,285,000
Wachovia Corp.	United States	100,000	3,803,000
Washington Mutual Inc.	United States	2,000,000	27,220,000
Wells Fargo & Co.	United States	1,600,000	48,304,000

			322,695,920

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Gas Distributors 0.8%
AGL Resources Inc.	United States	125,000	$4,705,000
Atmos Energy Corp.	United States	610,000	17,104,400
NiSource Inc.	United States	600,000	11,334,000
Spectra Energy Corp.	United States	1,076,500	27,795,230

			60,938,630

Health Technology 4.9%
Bristol-Myers Squibb Co.	United States	500,000	13,260,000
Johnson & Johnson	United States	1,200,000	80,040,000
Merck & Co. Inc.	United States	1,750,000	101,692,500
Pfizer Inc.	United States	7,500,000	170,475,000
Schering-Plough Corp.	United States	660,275	17,589,726

			383,057,226

Industrial Services 0.4%
Halliburton Co.	United States	900,000	34,119,000

Non-Energy Minerals 0.2%
AngloGold Ashanti Ltd., ADR	South Africa	100,000	4,281,000
Barrick Gold Corp.	Canada	200,000	8,410,000

			12,691,000

Process Industries 0.3%
The Dow Chemical Co.	United States	712,300	28,078,866

Producer Manufacturing 0.7%
3M Co.	United States	700,000	59,024,000

Real Estate Investment Trust 0.3%
iStar Financial Inc.	United States	968,800	25,237,240

Total Common Stocks (Cost $1,867,506,272)			2,262,795,649

Convertible Preferred Stocks 7.1%
Consumer Durables 0.5%
[a]The Goldman Sachs Group Inc. into D.R. Horton Inc., 9.00%, cvt. pfd., 144A	United States	2,500,000	33,407,250
[a]Merrill Lynch & Co. Inc. into D.R. Horton Inc., 4.00%, cvt. pfd., 144A	United States	608,000	8,028,640

			41,435,890

Consumer Services 0.8%
[b]Citigroup Into Comcast Corp., 8.50%, cvt. pfd.	United States	1,750,000	32,725,875
[a,b]The Goldman Sachs Group Inc. into Comcast Corp., 5.00%, cvt. pfd., 144A	United States	1,000,000	18,297,000
[a]Morgan Stanley into Starbucks Corp., 7.00%, cvt. pfd., 144A	United States	530,000	11,206,850

			62,229,725

Electric Utilities 0.1%
PNM Resources Inc., 6.75%, cvt. pfd.	United States	225,600	9,165,000

Electronic Technology 0.3%
[a]Morgan Stanley into Intel Corp., 7.30%, cvt. pfd., 144A	United States	1,100,000	26,757,500

Energy Minerals 1.8%
[a]Chesapeake Energy Corp., 5.00%, cvt. pfd., 144A	United States	100,000	11,891,500
[a]Deutsche Bank AG into Chevron Corp., 8.00%, cvt. pfd., 144A	United States	800,000	72,476,000
[a]Morgan Stanley into ConocoPhillips, 7.00%, cvt. pfd., 144A	United States	520,000	42,590,600
[a]Morgan Stanley into Devon Energy Corp., 8.00%, cvt. pfd., 144A	United States	200,000	14,783,000

			141,741,100

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Income Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Convertible Preferred Stocks (continued)
Finance 1.0%
E*TRADE Financial Corp., 6.125%, cvt. pfd.	United States	600,000	$3,402,000
[a]Lehman Brothers Holdings Inc. into Merrill Lynch & Co. Inc., 8.00%, cvt. pfd., 144A	United States	540,000	30,790,800
[b]Washington Mutual Inc., 7.75%, cvt. pfd., R	United States	48,400	42,834,000

			77,026,800

Health Technology 1.1%
[a,b]Morgan Stanley into Genentech Inc., 5.26%, cvt. pfd., 144A	United States	900,000	60,232,500
Schering-Plough Corp., 6.00%, cvt. pfd.	United States	100,000	24,145,180

			84,377,680

Industrial Services 0.6%
Credit Suisse into Baker Hughes Inc., 8.00%, cvt. pfd.	United States	600,000	44,091,720

Process Industries 0.0%[c]
Huntsman Corp., 5.00%, cvt. pfd.	United States	50,000	2,481,250

Real Estate Investment Trusts 0.2%
Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A	United States	200,000	4,124,000
Lexington Realty Trust, 6.50%, cvt. pfd.	United States	200,000	7,683,000

			11,807,000

Retail Trade 0.7%
[a,b]Lehman Brothers into Target Corp., 7.50%, cvt. pfd., 144A	United States	600,000	31,680,000
[a,b]Merrill Lynch & Co. Inc. Into Home Depot Inc., 9.00%, cvt. pfd., 144A	United States	584,000	16,503,840
Retail Ventures into DSW Inc., 6.625%, cvt. pfd.	United States	250,000	10,000,000

			58,183,840

Total Convertible Preferred Stocks (Cost $591,417,645)			559,297,505

Preferred Stocks 1.6%
Finance 1.6%
[b]FHLMC, 8.375%, pfd	United States	2,207,000	57,602,700
FNMA,
6.75%, pfd.	United States	500,000	11,875,000
7.625%, pfd., R	United States	800,000	20,400,000
[b]8.25%, pfd.	United States	1,374,000	35,311,800

Total Preferred Stocks (Cost $122,025,000)			125,189,500

		Principal Amount[d]
[e,f]Senior Floating Rate Interests 3.1%
Commercial Services 1.3%
Ceva Group PLC,
Dollar Pre-Refunded L/C Commitment, 5.26%, 8/01/12	United States	2,105,263	2,035,053
EGL Term Loans, 7.872%, 8/01/12	United States	17,850,000	17,254,703
First Data Corp.,
Term Loan B-2, 7.58% - 7.634%, 9/24/14	United States	54,862,500	52,037,081
Term Loan B-3, 7.58% - 7.634%, 9/24/14	United States	9,975,000	9,354,056
US Investigations Services Inc., Term Loan B, 7.91%, 4/01/15	United States	19,949,875	18,896,122

			99,577,015

Consumer Durables 0.3%
Jarden Corp., Term Loan B-3, 7.698%, 1/24/12	United States	24,875,000	24,427,996

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (continued)
[e,f]Senior Floating Rate Interests (continued)
Electric Utilities 0.7%
Texas Competitive Electric Holdings Co. LLC,
Term Loan B-2, 8.396%, 10/10/14	United States	33,000,000	$32,340,330
Term Loan B-3, 8.396%, 10/10/14	United States	25,000,000	24,525,250

			56,865,580

Health Technology 0.1%
Bausch and Lomb Inc., Parent Term Loan B, 8.08%, 4/28/15	United States	7,040,000	7,004,096

Process Industries 0.3%
Berry Plastics Holding Corp., Senior Unsecured Term Loan, PIK, 12.244%, 6/15/14	United States	28,296,800	24,832,140

Producer Manufacturing 0.4%
Allison Transmission, Term Loan B, 7.90% - 8.00%, 8/07/14	United States	15,000,000	13,961,400
Rexnord Holdings Inc., PIK Interest Facility, FRN, 12.131%, 2/20/13	United States	21,974,193	19,532,420

			33,493,820

Total Senior Floating Rate Interests (Cost $253,004,677)			246,200,647

Corporate Bonds 43.6%
Alternative Power Generation 1.6%
[a,g]Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10	United States	13,000,000	13,975,000
Dynegy Holdings Inc., senior note,
6.875%, 4/01/11	United States	30,000,000	29,100,000
8.75%, 2/15/12	United States	26,185,000	26,577,775
8.375%, 5/01/16	United States	55,000,000	54,037,500

			123,690,275

Commercial Services 1.8%
[a]Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14	United Kingdom	25,000,000	25,812,500
Dex Media Inc.,
senior disc. note, zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	14,500,000	13,267,500
zero cpn. to 11/15/08, 9.00% thereafter, 11/15/13	United States	10,000,000	9,150,000
JohnsonDiversey Holdings Inc., senior disc. note, 10.67%, 5/15/13	United States	20,000,000	20,300,000
JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	23,000,000	23,632,500
R.H. Donnelley Corp.,
6.875%, 1/15/13	United States	11,400,000	10,260,000
senior note, 8.875%, 1/15/16	United States	5,000,000	4,700,000
[a]senior note, 144A, 8.875%, 10/15/17	United States	28,700,000	26,691,000
RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14	United States	5,500,000	4,950,000

			138,763,500

Communications 1.2%
[a]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	20,000,000	18,350,000
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	United States	15,000,000	14,175,000
Qwest Capital Funding Inc.,
7.00%, 8/03/09	United States	16,000,000	16,040,000
7.25%, 2/15/11	United States	28,000,000	27,720,000
Qwest Communications International Inc., senior note, B, 7.50%, 2/15/14	United States	17,600,000	17,644,000

			93,929,000

Consumer Durables 5.0%
Beazer Homes USA Inc., senior note,
8.625%, 5/15/11	United States	11,660,000	9,036,500
8.125%, 6/15/16	United States	20,000,000	15,000,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Consumer Durables (continued)
D.R. Horton Inc.,
5.625%, 1/15/16	United States	5,500,000	$4,568,976
senior note, 6.50%, 4/15/16	United States	5,000,000	4,344,755
Ford Motor Co., 7.45%, 7/16/31	United States	50,000,000	37,375,000
Ford Motor Credit Co. LLC, 7.375%, 10/28/09	United States	118,000,000	111,112,576
7.875%, 6/15/10	United States	55,000,000	50,773,910
7.375%, 2/01/11	United States	50,000,000	44,804,850
senior note, 9.75%, 9/15/10	United States	8,000,000	7,638,000
senior note, 9.875%, 8/10/11	United States	22,000,000	20,823,462
senior note, 7.25%, 10/25/11	United States	10,000,000	8,668,470
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	25,000,000	20,000,000
K Hovnanian Enterprises Inc., senior note, 7.50%, 5/15/16	United States	5,000,000	3,525,000
KB Home, senior note, 6.375%, 8/15/11	United States	5,000,000	4,600,000
5.75%, 2/01/14	United States	6,500,000	5,638,750
6.25%, 6/15/15	United States	20,000,000	17,500,000
7.25%, 6/15/18	United States	10,600,000	9,646,000
Visant Holding Corp., senior note, 8.75%, 12/01/13	United States	17,000,000	17,170,000

			392,226,249

Consumer Non-Durables 0.3%
Dole Food Co. Inc., senior note, 8.625%, 5/01/09	United States	14,500,000	14,065,000
Reynolds American Inc., senior secured note, 7.25%, 6/01/13	United States	5,900,000	6,270,131

			20,335,131

Consumer Services 5.5%
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	60,000,000	58,500,000
CCH I Holdings LLC, senior note,
13.50%, 1/15/14	United States	80,000,000	57,700,000
11.75%, 5/15/14	United States	58,000,000	36,975,000
CCH I LLC, senior secured note, 11.00%, 10/01/15	United States	85,000,000	69,700,000
CCH II LLC, senior note, 10.25%, 9/15/10	United States	9,700,000	9,554,500
Clear Channel Communications Inc.,
5.50%, 9/15/14	United States	22,000,000	16,791,170
senior note, 5.75%, 1/15/13	United States	7,000,000	5,802,293
CSC Holdings Inc., senior note, B, 7.625%, 4/01/11	United States	10,000,000	10,025,000
EchoStar DBS Corp., senior note, 7.125%, 2/01/16	United States	25,000,000	25,625,000
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	15,000,000	13,971,180
MGM MIRAGE, senior note,
6.75%, 4/01/13	United States	10,000,000	9,750,000
6.625%, 7/15/15	United States	15,000,000	14,137,500
7.625%, 1/15/17	United States	20,000,000	19,850,000
Quebecor Media Inc.,
[a]144A, 7.75%, 3/15/16	Canada	9,750,000	9,408,750
senior note, 7.75%, 3/15/16	Canada	4,900,000	4,728,500
[a]Univision Communications Inc., senior note, 144A, PIK, 9.75%, 3/15/15	United States	50,000,000	45,812,500
XM Satellite Radio Inc., senior note, 9.75%, 5/01/14	United States	30,000,000	29,175,000

			437,506,393

Electric Utilities 3.3%
Energy Future Holdings Corp., senior note,
P, 5.55%, 11/15/14	United States	50,000,000	40,159,150
[a]144A, 10.875%, 11/01/17	United States	37,500,000	37,875,000
[a]144A, PIK, 11.25%, 11/01/17	United States	48,800,000	49,532,000

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Electric Utilities (continued)
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	5,000,000	$4,887,500
7.375%, 2/01/16	United States	6,000,000	5,865,000
Reliant Energy Inc., senior note,
7.625%, 6/15/14	United States	19,500,000	19,402,500
7.875%, 6/15/17	United States	17,500,000	17,412,500
[a]Texas Competitive Electric Holdings Co. LLC, senior note, 144A,
10.25%, 11/01/15	United States	58,900,000	58,605,500
PIK, 10.50%, 11/01/16	United States	30,000,000	29,775,000

			263,514,150

Electronic Technology 3.8%
DRS Technologies Inc., senior note, 6.625%, 2/01/16	United States	4,500,000	4,466,250
Flextronics International Ltd., senior sub. note, 6.25%, 11/15/14	Singapore	17,500,000	16,756,250
Freescale Semiconductor Inc., senior note,
8.875%, 12/15/14	United States	55,000,000	49,362,500
10.125%, 12/15/16	United States	77,000,000	63,910,000
[a]Hawker Beechcraft Acquisition Co., senior note, 144A,
8.50%, 4/01/15	United States	8,200,000	8,220,500
9.75%, 4/01/17	United States	25,000,000	24,937,500
L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15	United States	30,000,000	29,700,000
Lucent Technologies Inc., 6.45%, 3/15/29	United States	10,400,000	8,645,000
NXP BV/NXP Funding LLC, senior note, 9.50%, 10/15/15	Netherlands	20,000,000	18,375,000
Sanmina-SCI Corp.,
[a,e]senior note, 144A, FRN, 7.741%, 6/15/10	United States	17,954,000	17,998,885
senior sub. note, 6.75%, 3/01/13	United States	22,000,000	19,250,000
senior sub. note, 8.125%, 3/01/16	United States	18,100,000	16,131,625
Seagate Technology HDD Holdings, senior note,
6.375%, 10/01/11	United States	10,000,000	9,912,500
6.80%, 10/01/16	United States	10,000,000	9,800,000

			297,466,010

Energy Minerals 2.7%
Callon Petroleum Co., senior note, 9.75%, 12/08/10	United States	17,500,000	17,062,500
Chesapeake Energy Corp., senior note,
7.625%, 7/15/13	United States	25,000,000	25,937,500
6.50%, 8/15/17	United States	20,200,000	19,594,000
6.25%, 1/15/18	United States	20,000,000	19,300,000
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	10,000,000	9,675,000
Massey Energy Co., senior note, 6.875%, 12/15/13	United States	10,000,000	9,475,000
Newfield Exploration Co., senior sub. note, 6.625%, 4/15/16	United States	22,500,000	22,162,500
[a]OPTI Canada Inc., senior note, 144A, 7.875%, 12/15/14	Canada	20,000,000	19,650,000
Peabody Energy Corp., senior note, 7.375%, 11/01/16	United States	8,000,000	8,240,000
Pioneer Natural Resources Co., senior bond, 6.875%, 5/01/18	United States	16,065,000	15,615,582
Plains Exploration & Production Co., senior note, 7.75%, 6/15/15	United States	15,000,000	15,075,000
[a]W&T Offshore Inc., senior note, 144A, 8.25%, 6/15/14	United States	35,000,000	32,987,500

			214,774,582

Finance 4.7%
E*TRADE Financial Corp., senior note,
7.375%, 9/15/13	United States	30,400,000	23,560,000
7.875%, 12/01/15	United States	3,000,000	2,302,500

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Finance (continued)
GMAC LLC,
5.625%, 5/15/09	United States	23,000,000	$21,706,595
7.75%, 1/19/10	United States	95,000,000	88,658,180
6.875%, 9/15/11	United States	85,000,000	72,773,600
6.875%, 8/28/12	United States	17,500,000	14,678,230
6.75%, 12/01/14	United States	30,000,000	24,227,850
Hertz Corp., senior note, 8.875%, 1/01/14	United States	10,700,000	10,900,625
Lehman Brothers Holdings Inc., senior note,
6.20%, 9/26/14	United States	55,000,000	56,092,245
7.00%, 9/27/27	United States	17,000,000	17,300,373
Residential Capital LLC, senior note, 6.375%, 6/30/10	United States	40,000,000	25,800,000
United Rentals North America Inc., senior sub. note, 7.00%, 2/15/14	United States	5,000,000	4,212,500
Washington Mutual Inc., 4.00%, 1/15/09	United States	8,000,000	7,535,000

			369,747,698

Gas Distributors 0.3%
[a]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	25,000,000	26,437,500

Health Services 4.4%
Community Health Systems Inc., senior sub. note, 8.875%, 7/15/15	United States	50,000,000	51,187,500
DaVita Inc.,
senior note, 6.625%, 3/15/13	United States	65,825,000	65,825,000
senior sub. note, 7.25%, 3/15/15	United States	19,500,000	19,646,250
HCA Inc.,
6.375%, 1/15/15	United States	5,000,000	4,250,000
senior note, 6.50%, 2/15/16	United States	20,000,000	17,000,000
senior secured note, 9.25%, 11/15/16	United States	12,500,000	13,156,250
Tenet Healthcare Corp., senior note,
6.375%, 12/01/11	United States	85,000,000	77,775,000
6.50%, 6/01/12	United States	17,500,000	15,662,500
7.375%, 2/01/13	United States	35,000,000	30,800,000
[e]FRN, 9.25%, 2/01/15	United States	35,000,000	32,550,000
[e]U.S. Oncology Holdings Inc., senior note, FRN, PIK, 10.759%, 3/15/12	United States	20,000,000	16,700,000
Vanguard Health Holding Co. I LLC, senior disc. note, zero cpn. to 10/01/09, 11.25% thereafter, 10/01/15	United States	7,200,000	5,364,000

			349,916,500

Industrial Services 2.8%
Allied Waste North America Inc.,
senior note, 7.25%, 3/15/15	United States	20,000,000	20,000,000
senior note, B, 7.375%, 4/15/14	United States	15,000,000	15,037,500
senior note, B, 7.125%, 5/15/16	United States	30,000,000	29,925,000
senior secured note, 6.50%, 11/15/10	United States	18,000,000	18,090,000
senior secured note, 6.125%, 2/15/14	United States	10,000,000	9,662,500
senior secured note, 6.875%, 6/01/17	United States	25,000,000	24,500,000
El Paso Corp., senior note,
6.75%, 5/15/09	United States	18,000,000	18,262,998
MTN, 7.75%, 1/15/32	United States	22,500,000	22,951,733
Sabine Pass LNG LP, senior secured note,
7.25%, 11/30/13	United States	6,000,000	5,760,000
7.50%, 11/30/16	United States	40,000,000	38,400,000
Sesi LLC, senior note, 6.875%, 6/01/14	United States	18,500,000	17,945,000

			220,534,731

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]		Value
Long Term Investments (continued)
Corporate Bonds (continued)
Non-Energy Minerals 0.8%
Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17	United States	26,700,000		$28,702,500
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	33,800,000		31,941,000

				60,643,500

Process Industries 1.1%
Berry Plastics Holding Corp., senior secured note, 8.875%, 9/15/14	United States	15,000,000		14,325,000
[a]Ineos Group Holdings PLC, senior sub. note, 144A, 7.875%, 2/15/16	United Kingdom	15,000,000	EUR	18,387,809
Jefferson Smurfit Corp., senior note, 8.25%, 10/01/12	United States	10,500,000		10,395,000
Nalco Finance Holdings, senior note, zero cpn. to 8/01/09, 9.00% thereafter, 2/01/14	United States	36,829,000		34,066,825
Stone Container Corp., senior note, 8.00%, 3/15/17	United States	9,600,000		9,324,000

				86,498,634

Producer Manufacturing 0.9%
Case New Holland Inc., senior note, 7.125%, 3/01/14	United States	6,300,000		6,315,750
RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14	United States	10,000,000		9,950,000
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	45,000,000		45,787,500
[a]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	9,400,000		8,483,500

				70,536,750

Real Estate Investment Trusts 0.6%
Host Hotels & Resorts LP, senior note, 6.875%, 11/01/14	United States	5,000,000		5,000,000
Host Marriott LP, senior note,	United States	5,000,000		5,062,500
K, 7.125%, 11/01/13
O, 6.375%, 3/15/15	United States	9,000,000		8,820,000
Q, 6.75%, 6/01/16	United States	27,000,000		26,730,000

				45,612,500

Retail Trade 1.1%
[a]Dollar General Corp., senior note, 144A,
10.625%, 7/15/15	United States	82,000,000		75,645,000
PIK, 11.875%, 7/15/17	United States	15,000,000		11,887,500

				87,532,500

Technology Services 1.7%
[a]Ceridian Corp., senior note, 144A, 11.25%, 11/15/15	United States	27,000,000		25,110,000
[a]First Data Corp., senior note, 144A, 9.875%, 9/24/15	United States	43,000,000		40,043,750
Fiserv Inc., senior note,
6.125%, 11/20/12	United States	20,000,000		20,377,260
6.80%, 11/20/17	United States	25,000,000		25,620,300
SunGard Data Systems Inc.,
senior note, 9.125%, 8/15/13	United States	9,000,000		9,202,500
senior sub. note, 10.25%, 8/15/15	United States	14,500,000		14,898,750

				135,252,560

Total Corporate Bonds (Cost $3,563,331,944)				3,434,918,163

Convertible Bonds 1.4%
Electronic Technology 0.7%
[a]Advanced Micro Devices Inc., cvt., senior note, 144A, 5.75%, 8/15/12	United States	50,000,000		40,143,250
Nortel Networks Corp., cvt., senior note, 4.25%, 9/01/08	Canada	17,312,000		17,109,173

				57,252,423

Health Technology 0.2%
Amgen Inc., cvt., senior note, 0.375%, 2/01/13	United States	15,000,000		13,115,160

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Income Securities Fund	Country	Principal Amount[d]	Value
Long Term Investments (continued)
Convertible Bonds (continued)
Real Estate Investment Trust 0.5%
[e]iStar Financial Inc., senior note, cvt., FRN, 5.743%, 10/01/12	United States	40,000,000	$35,600,000

Total Convertible Bonds (Cost $117,700,081)			105,967,583

Mortgage-Backed Securities 4.0%
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 1.9%
FHLMC Gold 30 Year, 5.00%, 7/01/33 - 11/01/36	United States	69,719,867	68,097,269
FHLMC Gold 30 Year, 6.00%, 5/01/36 - 6/01/36	United States	83,342,887	84,609,067

			152,706,336

Federal National Mortgage Association (FNMA) Fixed Rate 2.0%
FNMA 30 Year, 5.50%, 2/01/35 - 7/01/37	United States	131,845,734	131,773,197
FNMA 30 Year, 6.00%, 7/01/37	United States	24,578,563	24,964,820

			156,738,017

Government National Mortgage Association (GNMA) Fixed Rate 0.1%
GNMA I SF 30 Year, 5.00%, 3/15/34	United States	8,950,556	8,824,023

Total Mortgage-Backed Securities (Cost $312,523,923)			318,268,376

Total Long Term Investments (Cost $6,827,509,542)			7,052,637,423

Short Term Investment (Cost $741,607,592) 9.4%
Repurchase Agreement 9.4%
[h]Joint Repurchase Agreement, 3.773%, 1/02/08 (Maturity Value $741,763,030)	United States	741,607,592	741,607,592
ABN AMRO Bank, NV, New York Branch (Maturity Value $72,989,482)
Banc of America Securities LLC (Maturity Value $72,989,482)
Barclays Capital Inc. (Maturity Value $33,616,701)
BNP Paribas Securities Corp. (Maturity Value $72,989,482)
Credit Suisse Securities (USA) LLC (Maturity Value $19,204,245)
Deutsche Bank Securities Inc. (Maturity Value $72,989,482)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $72,989,482)
Goldman, Sachs & Co. (Maturity Value $88,351,395)
Greenwich Capital Markets Inc. (Maturity Value $72,989,482)
Lehman Brothers Inc. (Maturity Value $89,664,315)
Merrill Lynch Government Securities Inc. (Maturity Value $72,989,482)

Collateralized by U.S. Government Agency Securities, 3.00% - 6.25%, 1/15/08 - 11/14/12; [i]U.S. Government Agency Discount Notes, 1/02/08 - 8/01/12; [i]U.S. Treasury Bill, 6/12/08 and U.S. Treasury Notes, 3.25% - 4.625%, 3/31/08 - 8/15/10

Total Investments (Cost $7,569,117,134) 98.9%			7,794,245,015
Other Assets, less Liabilities 1.1%			90,751,590

Net Assets 100.0%			$7,884,996,605

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Currency Abbreviations

EUR - Euro

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GNMA - Government National Mortgage Association

L/C - Letter of Credit

MTN - Medium Term Note

PIK - Payment-In-Kind

SF - Single Family

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $1,044,415,424, representing 13.25% of net assets.

bNon-income producing for the twelve months ended December 31, 2007.

cRounds to less than 0.1% of net assets.

dThe principal amount is stated in U.S. dollars unless otherwise indicated.

eThe coupon rate shown represents the rate at period end.

fSee Note 1(e) regarding senior floating rate interests.

gSee Note 9 regarding other considerations.

hSee Note 1(c) regarding joint repurchase agreement.

iThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$6,827,509,542
Cost - Repurchase agreements	741,607,592

Total cost of investments	$7,569,117,134

Value - Unaffiliated issuers	$7,052,637,423
Value - Repurchase agreements	741,607,592

Total value of investments	7,794,245,015
Cash	7,000
Receivables:
Investment securities sold	629,244
Capital shares sold	18,617,534
Dividends and interest	83,283,730

Total assets	7,896,782,523

Liabilities:
Payables:
Investment securities purchased	3,859,900
Capital shares redeemed	1,317,134
Affiliates	6,076,613
Unrealized loss on unfunded loan commitments (Note 8)	4,630
Accrued expenses and other liabilities	527,641

Total liabilities	11,785,918

Net assets, at value	$7,884,996,605

Net assets consist of:
Paid-in capital	$7,156,898,757
Undistributed net investment income	384,940,522
Net unrealized appreciation (depreciation)	225,121,080
Accumulated net realized gain (loss)	118,036,246

Net assets, at value	$7,884,996,605

Class 1:
Net assets, at value	$455,932,403

Shares outstanding	25,855,001

Net asset value and maximum offering price per share	$17.63

Class 2:
Net assets, at value	$7,429,064,202

Shares outstanding	429,229,281

Net asset value and maximum offering price per share	$17.31

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Income Securities Fund
Investment income:
Dividends	$126,036,704
Interest	309,097,628

Total investment income	435,134,332

Expenses:
Management fees (Note 3a)	31,601,478
Distribution fees - Class 2 (Note 3c)	16,307,036
Unaffiliated transfer agent fees	93,179
Custodian fees (Note 4)	138,903
Reports to shareholders	592,029
Professional fees	212,794
Trustees’ fees and expenses	27,682
Other	162,543

Total expenses	49,135,644
Expense reductions (Note 4)	(33,536)

Net expenses	49,102,108

Net investment income	386,032,224

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	122,263,897
Foreign currency transactions	(49,977)

Net realized gain (loss)	122,213,920

Net change in unrealized appreciation (depreciation) on:
Investments	(307,215,141)
Translation of assets and liabilities denominated in foreign currencies	(2,171)

Net change in unrealized appreciation (depreciation)	(307,217,312)

Net realized and unrealized gain (loss)	(185,003,392)

Net increase (decrease) in net assets resulting from operations	$201,028,832

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Income Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$386,032,224	$231,453,806
Net realized gain (loss) from investments and foreign currency transactions	122,213,920	50,169,811
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(307,217,312)	442,205,125

Net increase (decrease) in net assets resulting from operations	201,028,832	723,828,742

Distributions to shareholders from:
Net investment income:
Class 1	(15,402,825)	(16,659,361)
Class 2	(219,687,222)	(128,977,159)
Net realized gains:
Class 1	(2,738,874)	(2,134,776)
Class 2	(40,741,730)	(17,252,278)

Total distributions to shareholders	(278,570,651)	(165,023,574)

Capital share transactions: (Note 2)
Class 1	(2,880,965)	(57,156,696)
Class 2	2,397,434,200	1,743,350,753

Total capital share transactions	2,394,553,235	1,686,194,057

Net increase (decrease) in net assets	2,317,011,416	2,244,999,225
Net assets:
Beginning of year	5,567,985,189	3,322,985,964

End of year	$7,884,996,605	$5,567,985,189

Undistributed net investment income included in net assets:
End of year	$384,940,522	$230,777,605

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Income Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 50.81% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1, and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2007. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,423,742	$60,983,057	435,291	$7,230,033
Shares issued in reinvestment of distributions	1,003,968	18,141,699	1,200,903	18,794,137
Shares redeemed	(4,552,806)	(82,005,721)	(5,070,278)	(83,180,866)

Net increase (decrease)	(125,096)	$(2,880,965)	(3,434,084)	$(57,156,696)

Class 2 Shares:
Shares sold	139,710,740	$2,474,805,910	104,498,137	$1,703,616,378
Shares issued in reinvestment of distributions	14,663,792	260,428,952	9,489,256	146,229,437
Shares redeemed	(19,520,061)	(337,800,662)	(6,632,814)	(106,495,062)

Net increase (decrease)	134,854,471	$2,397,434,200	107,354,579	$1,743,350,753

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Effective January 1, 2008, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized capital losses and realized currency losses of $37,892,052 and $29,885, respectively.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$249,210,633	$153,317,720
Long term capital gain	29,360,018	11,705,854

	$278,570,651	$165,023,574

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

5. INCOME TAXES (continued)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$7,570,668,179

Unrealized appreciation	$574,515,033
Unrealized depreciation	(350,938,197)

Net unrealized appreciation (depreciation)	$223,576,836

Undistributed ordinary income	$440,312,742
Undistributed long term capital gains	105,367,572

Distributable earnings	$545,680,314

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $4,223,222,388 and $2,018,710,821, respectively.

7. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 45.78% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

8. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2007, the unfunded commitment was as follows:

Borrower	Unfunded Commitment
Bausch & Lomb Incorporated, Delayed Draw Term Loan	$1,760,000

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Income Securities Fund

9. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of bondholders’ steering committees or official creditors’ committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Franklin Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $105,385,107 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 33.50% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

FRANKLIN LARGE CAP GROWTH SECURITIES FUND

This annual report for Franklin Large Cap Growth Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+6.53%	+10.55%	+6.58%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell 1000® Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Large Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FLG-1

Fund Goal and Main Investments: Franklin Large Cap Growth Securities Fund seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies and normally invests predominantly in equity securities. For this Fund, large capitalization companies are those with market capitalization values within those of the top 50% of companies in the Russell 1000 Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks, the Fund underperformed the +11.81% return of the Russell 1000 Growth Index, but outperformed the S&P 500, which returned +5.49%.2

Economic and Market Overview

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 0.6% in the first quarter of 2007 but advanced in the second quarter at an annualized 3.8% rate. Federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures supported growth. GDP grew an annualized 4.9% in the third quarter of 2007 despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 as credit conditions worsened, consumer spending slowed, and GDP growth decelerated to an estimated 0.6% annualized rate.

The unemployment rate increased from 4.4% at the beginning of the period to 5.0% in December 2007.3 Although consumer confidence in July neared a six-year high, it declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.3

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Large capitalization stocks tend to go through cycles of outperforming or lagging the stock market in general and, in the past, these periods have lasted for several years. By having significant investments in particular sectors from time to time, such as the technology sector, which has been among the market’s most volatile sectors, the Fund may be at greater risk from adverse developments in a sector than a fund that invests more broadly. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FLG-2

Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.71% at the beginning of the period to 4.04% on December 31, 2007.

Following sell-offs in late February and mid-March, stock markets rebounded amid generally strong first quarter corporate earnings reports. However, volatility picked up substantially in the latter half of the year due to investor concerns about slowing economic growth. The major stock indexes recovered from a late-summer sell-off and a November correction, and the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +8.88%.4 The broader S&P 500 returned +5.49%, and the technology-heavy NASDAQ Composite Index returned +11.53%.4 The energy, materials and utilities sectors performed particularly well. Large-capitalization stocks generally outperformed small caps, and growth stocks fared better than their value counterparts.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we seek companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that potential earnings growth, business and financial risk, and valuation. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct, sustainable and competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages such as a particular product niche, proven technology, sound financial profits and records, or strong management are all factors we believe may contribute to growth in earnings or share price.

Manager’s Discussion

Looking back on the key factors impacting the Fund’s returns during the period under review, we would like to remind shareholders that our investment strategy is primarily bottom-up and driven by individual stock selection. However, we recognize that a sector-based discussion can be a helpful way to organize a portfolio review of key performance drivers.

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FLG-3

From a sector perspective, electronic technology and utilities were the top contributing sectors to Fund performance relative to the S&P 500. In the electronic technology sector, the Fund benefited from its selection of telecommunications equipment, computer communications and semiconductor stocks. Standout performers included telecommunications equipment maker Nokia,4 networking equipment company Juniper Networks and, in the semiconductor industry, positions in Intel and Texas Instruments. In the utilities sector, the Fund benefited from outperforming electric utilities Energy Future Holdings and Public Service Enterprise Group.

The Fund’s underweighting in the struggling finance sector also helped relative performance. In particular, the Fund benefited from stock selection in the finance/rental/leasing and life/health insurance industries. A position in outperforming insurer AFLAC was especially beneficial. Finally, stock selection in the consumer durables sector also supported relative performance. Video game software maker Electronic Arts and high-end stereo and audio equipment manufacturer Harman International Industries were strong performers in this sector.

By contrast, stock selection in the communications sector hurt performance relative to the S&P 500, due largely to weakness in NII Holdings4 and Sprint Nextel. Stock selection in the health technology sector was also detrimental. Key detractors from this sector included biotechnology holdings Amgen and Genentech.

In the transportation sector, the Fund’s positions in Southwest Airlines and air freight company FedEx performed poorly, as both suffered double-digit share price declines during the year. Additionally, underweighted exposure to the robust energy minerals sector dampened relative results, as did investments in several poor-performing financials stocks, notably Washington Mutual and E*TRADE Financial.

Thank you for your participation in Franklin Large Cap Growth Securities Fund. We look forward to serving your future investment needs.

4. This holding is not an S&P 500 component.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Large Cap Growth Securities Fund 12/31/07

Company Sector/Industry	% of Total Net Assets

Johnson & Johnson	3.3%
Health Technology

Microsoft Corp.	2.9%
Technology Services

The Procter & Gamble Co.	2.7%
Consumer Non-Durables

WellPoint Inc.	2.5%
Health Services

American International Group Inc.	2.4%
Finance

Roche Holding AG, ADR (Switzerland)	2.0%
Health Technology

3M Co.	2.0%
Producer Manufacturing

AFLAC Inc.	1.9%
Finance

Avery Dennison Corp.	1.9%
Producer Manufacturing

Bank of America Corp.	1.8%
Finance

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FLG-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Large Cap Growth Securities Fund Class 1

FLG-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$986.30	$3.65
Hypothetical (5% return before expenses)	$1,000	$1,021.53	$3.72

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.73%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FLG-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.70	$15.17	$15.08	$14.01	$11.10

Income from investment operations[a]:
Net investment income[b]	0.21	0.17	0.17	0.13	0.10
Net realized and unrealized gains (losses)	0.89	1.51	0.02	1.02	2.90

Total from investment operations	1.10	1.68	0.19	1.15	3.00

Less distributions from:
Net investment income	(0.16)	(0.15)	(0.10)	(0.08)	(0.09)
Net realized gains	(0.13)	—	—	—	—

Total distributions	(0.29)	(0.15)	(0.10)	(0.08)	(0.09)

Net asset value, end of year	$17.51	$16.70	$15.17	$15.08	$14.01

Total return[c]	6.53%	11.17%	1.31%	8.23%	27.14%
Ratios to average net assets
Expenses	0.74% [d]	0.76% [d]	0.76%[d]	0.79% [d]	0.79%
Net investment income	1.21%	1.11%	1.14%	0.99%	0.86%

Supplemental data
Net assets, end of year (000’s)	$96,920	$114,929	$136,464	$169,107	$191,028
Portfolio turnover rate	50.67%	50.97%	39.44%	38.48%	35.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Large Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.47	$14.97	$14.90	$13.87	$11.00

Income from investment operations[a]:
Net investment income[b]	0.17	0.13	0.13	0.11	0.08
Net realized and unrealized gains (losses)	0.87	1.49	0.03	0.99	2.87

Total from investment operations	1.04	1.62	0.16	1.10	2.95

Less distributions from:
Net investment income	(0.13)	(0.12)	(0.09)	(0.07)	(0.08)
Net realized gains	(0.13)	—	—	—	—

Total distributions	(0.26)	(0.12)	(0.09)	(0.07)	(0.08)

Net asset value, end of year	$17.25	$16.47	$14.97	$14.90	$13.87

Total return[c]	6.23%	10.90%	1.06%	7.93%	26.95%
Ratios to average net assets
Expenses	0.99% [d]	1.01% [d]	1.01% [d]	1.04% [d]	1.04%
Net investment income	0.96%	0.86%	0.89%	0.74%	0.61%

Supplemental data
Net assets, end of year (000’s)	$642,351	$636,592	$510,395	$340,465	$128,029
Portfolio turnover rate	50.67%	50.97%	39.44%	38.48%	35.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FLG-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks 95.6%
Communications 5.5%
AT&T Inc.	United States	247,000	$10,265,320
[a]Crown Castle International Corp.	United States	125,000	5,200,000
[a]NII Holdings Inc.	United States	152,150	7,351,888
Sprint Nextel Corp.	United States	792,925	10,411,105
Verizon Communications Inc.	United States	164,200	7,173,898

			40,402,211

Consumer Durables 1.8%
[a]Electronic Arts Inc.	United States	137,000	8,002,170
Harman International Industries Inc.	United States	70,700	5,211,297

			13,213,467

Consumer Non-Durables 8.3%
Altria Group Inc.	United States	130,000	9,825,400
Anheuser-Busch Cos. Inc.	United States	172,400	9,023,416
Clorox Co.	United States	125,500	8,178,835
[a]Hansen Natural Corp.	United States	177,766	7,873,256
PepsiCo Inc.	United States	86,600	6,572,940
The Procter & Gamble Co.	United States	268,300	19,698,586

			61,172,433

Consumer Services 3.5%
[a]Comcast Corp.	United States	339,800	6,204,748
[a]Starbucks Corp.	United States	434,400	8,892,168
The Walt Disney Co.	United States	334,600	10,800,888

			25,897,804

Electronic Technology 13.8%
[a]Apple Inc.	United States	29,200	5,783,936
The Boeing Co.	United States	104,300	9,122,078
[a]Cisco Systems Inc.	United States	373,300	10,105,231
[a]Dell Inc.	United States	295,800	7,250,058
Intel Corp.	United States	414,200	11,042,572
[a]Juniper Networks Inc.	United States	281,700	9,352,440
[a]Microsemi Corp.	United States	323,100	7,153,434
[a]Network Appliance Inc.	United States	414,100	10,335,936
Nokia Corp., ADR	Finland	268,000	10,288,520
QUALCOMM Inc.	United States	250,600	9,861,110
Texas Instruments Inc.	United States	360,700	12,047,380

			102,342,695

Energy Minerals 6.1%
ConocoPhillips	United States	96,600	8,529,780
Devon Energy Corp.	United States	112,000	9,957,920
Exxon Mobil Corp.	United States	142,000	13,303,980
Peabody Energy Corp.	United States	212,200	13,080,008

			44,871,688

Finance 9.9%
AFLAC Inc.	United States	229,300	14,361,059
American International Group Inc.	United States	308,600	17,991,380
Bank of America Corp.	United States	326,858	13,486,161
JPMorgan Chase & Co.	United States	95,140	4,152,861
Merrill Lynch & Co. Inc.	United States	130,500	7,005,240

FLG-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Finance (continued)
Wachovia Corp.	United States	300,000	$11,409,000
Washington Mutual Inc.	United States	380,200	5,174,522

			73,580,223

Health Services 4.0%
[a]Express Scripts Inc.	United States	160,500	11,716,500
[a]WellPoint Inc.	United States	207,000	18,160,110

			29,876,610

Health Technology 13.0%
[a]Amgen Inc.	United States	141,200	6,557,328
[a]Genentech Inc.	United States	143,800	9,644,666
Johnson & Johnson	United States	368,300	24,565,610
Medtronic Inc.	United States	188,900	9,496,003
Pfizer Inc.	United States	290,900	6,612,157
Roche Holding AG, ADR	Switzerland	176,700	15,129,938
Schering-Plough Corp.	United States	412,700	10,994,328
Teva Pharmaceutical Industries Ltd., ADR	Israel	278,200	12,930,736

			95,930,766

Industrial Services 2.2%
Halliburton Co.	United States	199,000	7,544,090
Schlumberger Ltd.	United States	88,500	8,705,745

			16,249,835

Producer Manufacturing 9.1%
3M Co.	United States	171,100	14,427,152
Avery Dennison Corp.	United States	259,100	13,768,574
General Electric Co.	United States	315,600	11,699,292
Johnson Controls Inc.	United States	309,300	11,147,172
Tyco International Ltd.	United States	238,275	9,447,604
United Technologies Corp.	United States	93,600	7,164,144

			67,653,938

Real Estate Investment Trust 1.2%
iStar Financial Inc.	United States	330,600	8,612,129

Retail Trade 4.2%
CVS Caremark Corp.	United States	243,900	9,695,025
Target Corp.	United States	192,500	9,625,000
Wal-Mart Stores Inc.	United States	246,400	11,711,392

			31,031,417

Technology Services 4.5%
International Business Machines Corp.	United States	105,600	11,415,360
Microsoft Corp.	United States	610,000	21,716,000

			33,131,360

Transportation 2.8%
FedEx Corp.	United States	130,400	11,627,768
Southwest Airlines Co.	United States	731,900	8,929,180

			20,556,948

FLG-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Large Cap Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Utilities 5.7%
Ameren Corp.	United States	185,900	$10,077,639
Dominion Resources Inc.	United States	175,000	8,303,750
Exelon Corp.	United States	96,800	7,902,752
[a,b]Iberdrola Renovables, 144A	Spain	751,200	6,193,890
Public Service Enterprise Group Inc.	United States	100,400	9,863,296

			42,341,327

Total Common Stocks (Cost $610,543,388)			706,864,851

		Principal Amount
Short Term Investment (Cost $25,299,895) 3.4%
Repurchase Agreement 3.4%
[c]Joint Repurchase Agreement, 3.773%, 1/02/08 (Maturity Value $25,305,198)	United States	$25,299,895	25,299,895
ABN AMRO Bank, NV, New York Branch (Maturity Value $2,490,031)
Banc of America Securities LLC (Maturity Value $2,490,031)
Barclays Capital Inc. (Maturity Value $1,146,832)
BNP Paribas Securities Corp. (Maturity Value $2,490,031)
Credit Suisse Securities (USA) LLC (Maturity Value $655,152)
Deutsche Bank Securities Inc. (Maturity Value $2,490,031)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $2,490,031)
Goldman, Sachs & Co. (Maturity Value $3,014,102)
Greenwich Capital Markets Inc. (Maturity Value $2,490,031)
Lehman Brothers Inc. (Maturity Value $3,058,895)
Merrill Lynch Government Securities Inc. (Maturity Value $2,490,031)

Collateralized by U.S. Government Agency Securities, 3.00% - 6.25%, 1/15/08 - 11/14/12;
[d]U.S. Government Agency Discount Notes, 1/02/08 - 8/01/12; [d]U.S. Treasury Bill, 6/12/08 and U.S. Treasury Notes, 3.25% - 4.625%, 3/31/08 - 8/15/10

Total Investments (Cost $635,843,283) 99.0%			732,164,746
Other Assets, less Liabilities 1.0%			7,106,735

Net Assets 100.0%			$739,271,481

Selected Portfolio Abbreviations

ADR - American Depository Receipt

aNon-income producing for the twelve months ended December 31, 2007.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the value of this security was $6,193,890, representing 0.84% of net assets.

cSee Note 1(c) regarding joint repurchase agreement.

dThe security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FLG-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Large Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$610,543,388
Cost - Repurchase agreements	25,299,895

Total cost of investments	$635,843,283

Value - Unaffiliated issuers	$706,864,851
Value - Repurchase agreements	25,299,895

Total value of investments	732,164,746
Receivables:
Investment securities sold	7,304,083
Capital shares sold	2,344,042
Dividends	613,014

Total assets	742,425,885

Liabilities:
Payables:
Investment securities purchased	1,951,200
Capital shares redeemed	352,450
Affiliates	725,902
Accrued expenses and other liabilities	124,852

Total liabilities	3,154,404

Net assets, at value	$739,271,481

Net assets consist of:
Paid-in capital	$599,863,428
Undistributed net investment income	7,959,580
Net unrealized appreciation (depreciation)	96,321,463
Accumulated net realized gain (loss)	35,127,010

Net assets, at value	$739,271,481

Class 1:
Net assets, at value	$96,920,172

Shares outstanding	5,536,480

Net asset value and maximum offering price per share	$17.51

Class 2:
Net assets, at value	$642,351,309

Shares outstanding	37,239,493

Net asset value and maximum offering price per share	$17.25

The accompanying notes are an integral part of these financial statements.

FLG-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Large Cap Growth Securities Fund
Investment income:
Dividends	$13,312,458
Interest	2,070,216

Total investment income	15,382,674

Expenses:
Management fees (Note 3a)	5,578,293
Distribution fees - Class 2 (Note 3c)	1,707,675
Unaffiliated transfer agent fees	8,655
Custodian fees (Note 4)	14,101
Reports to shareholders	159,476
Professional fees	43,463
Trustees’ fees and expenses	3,394
Other	20,418

Total expenses	7,535,475
Expense reductions (Note 4)	(26)

Net expenses	7,535,449

Net investment income	7,847,225

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	40,263,259
Foreign currency transactions	112,429

Net realized gain (loss)	40,375,688

Net change in unrealized appreciation (depreciation) on investments	615,536

Net realized and unrealized gain (loss)	40,991,224

Net increase (decrease) in net assets resulting from operations	$48,838,449

The accompanying notes are an integral part of these financial statements.

FLG-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Large Cap Growth Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$7,847,225	$6,201,102
Net realized gain (loss) from investments and foreign currency transactions	40,375,688	24,109,842
Net change in unrealized appreciation (depreciation) on investments	615,536	42,521,575

Net increase (decrease) in net assets resulting from operations	48,838,449	72,832,519

Distributions to shareholders from:
Net investment income:
Class 1	(1,011,747)	(1,153,417)
Class 2	(5,183,286)	(4,179,415)
Net realized gains:
Class 1	(783,904)	—
Class 2	(5,103,109)	—

Total distributions to shareholders	(12,082,046)	(5,332,832)

Capital share transactions: (Note 2)
Class 1	(23,683,527)	(32,948,351)
Class 2	(25,322,436)	70,110,920

Total capital share transactions	(49,005,963)	37,162,569

Net increase (decrease) in net assets	(12,249,560)	104,662,256
Net assets:
Beginning of year	751,521,041	646,858,785

End of year	$739,271,481	$751,521,041

Undistributed net investment income included in net assets:
End of year	$7,959,580	$6,194,160

The accompanying notes are an integral part of these financial statements.

FLG-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Large Cap Growth Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

FLG-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2007. The joint repurchase agreement is valued at cost.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

FLG-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	49,014	$867,822	17,693	$273,194
Shares issued in reinvestment of distributions	98,500	1,795,651	77,724	1,153,417
Shares redeemed	(1,491,144)	(26,347,000)	(2,212,364)	(34,374,962)

Net increase (decrease)	(1,343,630)	$(23,683,527)	(2,116,947)	$(32,948,351)

Class 2 Shares:
Shares sold	4,957,506	$85,672,603	8,292,719	$126,608,893
Shares issued in reinvestment of distributions	572,102	10,286,395	285,284	4,179,415
Shares redeemed	(6,934,030)	(121,281,434)	(4,036,356)	(60,677,388)

Net increase (decrease)	(1,404,422)	$(25,322,436)	4,541,647	$70,110,920

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

FLG-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized capital losses of $1,528,312.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$6,195,033	$5,332,832
Long term capital gain	5,887,013	—

	$12,082,046	$5,332,832

FLG-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

5. INCOME TAXES (continued)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$637,079,004

Unrealized appreciation	$133,996,459
Unrealized depreciation	(38,910,717)

Net unrealized appreciation (depreciation)	$95,085,742

Undistributed ordinary income	$21,671,793
Undistributed long term capital gains	24,178,830

Distributable earnings	$45,850,623

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $379,037,703 and $432,793,575, respectively.

7. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

FLG-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Large Cap Growth Securities Fund

8. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FLG-20

Franklin Templeton Variable Insurance Products Trust

Franklin Large Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Large Cap Growth Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FLG-21

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Large Cap Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $24,183,048 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 100% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

FLG-22

FRANKLIN MONEY MARKET FUND

Fund Goal and Main Investments: Franklin Money Market Fund seeks high current income, consistent with liquidity and capital preservation. The Fund invests exclusively in U.S. dollar denominated money market debt instruments. The Fund seeks to maintain a stable share price of $1.00, but there is no guarantee that it will be able to do so.

We are pleased to bring you Franklin Money Market Fund’s annual report for the fiscal year ended December 31, 2007.

Economic and Market Overview

The U.S. economy grew at a moderate but uneven pace for the year ended December 31, 2007. After starting 2007 with first quarter gross domestic product (GDP) growth of 0.6% annualized, the economy accelerated to a strong second quarter growth rate of 3.8% annualized, fueled by a surge in exports. In the third quarter, GDP growth advanced at a 4.9% annualized rate, the fastest pace in four years. For most of the reporting period, consumer spending and personal income supported economic expansion, but signs of a slowing economy became evident as a number of indicators reflected a housing market correction, financial market strains and softening business and consumer spending, as well as upward inflation pressures from increasing food, energy and commodity prices and a weaker dollar. In the fourth quarter, GDP growth slowed to an estimated 0.6% annualized rate.

Oil prices exhibited continued volatility, reaching a historical high in November. Core inflation, which excludes food and energy costs, rose modestly for the year, signaling that inflation risk remains. For December 2007, core inflation had a 12-month increase of 2.4%.1 The Federal Reserve Board’s (Fed’s) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 2.2%.2

As investor uncertainty continued in the latter half of 2007, the Fed remained committed to act in an effort to restore normalcy to U.S. financial markets. The Fed cut the discount rate (the Fed’s interest rate charged to member banks) four times, bringing the rate to 4.75%. It also lowered the federal funds target rate three times. Minutes released from its December meeting, in which the Fed lowered the federal funds target rate to 4.25%, cited an uncertain outlook for economic growth and inflation and the need for the committee to be “exceptionally alert to economic and financial developments.”

1. Source: Bureau of Labor Statistics.

2. Source: Bureau of Economic Analysis.

An investment in the Fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no assurance the $1.00 share price will be maintained and it is possible to lose money by investing in the Fund. The Fund’s prospectus also includes a description of the main investment risks.

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 3.05% at the end of December, down from 4.82% a year earlier. The 10-year U.S. Treasury note ended December yielding 4.04%, compared with 4.71% at the beginning of the period.

Investment Strategy

In selecting investments, we use a conservative investment approach, focusing on the highest-quality eligible money market securities. We assess the relative value of each security meeting our credit criteria to find the best combination of assets we believe will maximize the Fund’s yield relative to our expectations of the investment environment. We monitor short-term interest rates, economic conditions, and Federal Reserve Board monetary policy to determine the portfolio maturity we believe will provide high overall return.

Manager’s Discussion

Consistent with our strategy, we continued to invest mainly in high-quality money market securities. For example, on December 31, 2007, 100% of the portfolio was invested in securities with a short-term credit rating of A-1 or P-1, or higher, by independent credit rating agency Standard & Poor’s or Moody’s Investors Service.3

Thank you for your participation in Franklin Money Market Fund. We look forward to serving your future investment needs.

3. These do not indicate ratings of the Fund.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Money Market Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,022.10	$3.57
Hypothetical (5% return before expenses)	$1,000	$1,021.68	$3.57

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.70%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Money Market Fund

	Year Ended December 31,
Class 1	2007		2006		2005		2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations - net investment income	0.044		0.043		0.025		0.007	0.005
Less distributions from net investment income	(0.044)		(0.043)		(0.025)		(0.007)	(0.005)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total return[a]	4.52%		4.38%		2.55%		0.73%	0.52%
Ratios to average net assets
Expenses	0.73%	[b]	0.75%	[b]	0.70%	[b]	0.68%	0.66%
Net investment income	4.43%		4.25%		2.48%		0.67%	0.56%

Supplemental data
Net assets, end of year (000’s)	$35,775		$39,198		$46,750		$59,026	$81,734

a Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

b Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Money Market Fund

	Year Ended December 31,
Class 2	2007		2006		2005		2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	$1.00

Income from investment operations - net investment income	0.042		0.040		0.023		0.004	0.003
Less distributions from net investment income	(0.042)		(0.040)		(0.023)		(0.004)	(0.003)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00	$1.00

Total return[a]	4.26%		4.12%		2.29%		0.44%	0.27%
Ratios to average net assets
Expenses	0.98%	[b]	1.00%	[b]	0.95%	[b]	0.93%	0.91%
Net investment income	4.18%		4.00%		2.23%		0.42%	0.31%

Supplemental data
Net assets, end of year (000’s)	$873		$1,057		$962		$887	$590

a Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

b Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Money Market Fund	Principal Amount	Value
Investments 100.1%
Certificates of Deposit 4.1%
Abbey National Treasury Service, Stamford Branch, 4.86%, 1/23/08	$500,000	$500,002
Bank of Scotland, New York Branch, 4.93%, 1/28/08	500,000	500,029
Royal Bank of Canada, New York Branch, 5.06%, 1/15/08	250,000	250,001
Royal Bank of Scotland NY, New York Branch, 4.80%, 2/04/08	250,000	250,000

Total Certificates of Deposit (Cost $1,500,032)		1,500,032

[a]Commercial Paper 34.5%
AIG Funding Inc., 1/08/08	500,000	499,547
Barclays U.S. Funding Corp., 1/09/08	550,000	549,412
Barclays U.S. Funding Corp., 1/15/08 - 2/05/08	700,000	698,220
Commonwealth Bank of Australia, 1/16/08 - 4/07/08	1,050,000	1,040,240
Commonwealth Bank of Australia, 2/21/08	500,000	496,504
Cregem North America Inc., 1/11/08	500,000	499,306
Export Development Corp., 1/22/08	500,000	498,492
General Electric Capital Corp., 1/15/08 - 1/25/08	457,000	455,713
Goldman Sachs Group Inc., 1/07/08	500,000	499,563
Goldman Sachs Group Inc., 1/30/08	250,000	249,029
Rabobank USA Finance Corp., 1/03/08	500,000	499,848
Royal Bank of Scotland Group PLC, 1/09/08	525,000	524,421
Royal Bank of Scotland Group PLC, 1/11/08	250,000	249,651
Royal Bank of Scotland Group PLC, 1/28/08	500,000	498,155
Societe Generale North America, 1/04/08 - 2/01/08	1,700,000	1,695,837
Svenska Handelsbanken Inc., 1/28/08	250,000	249,098
Svenska Handelsbanken Inc., 2/08/08	425,000	422,791
Toyota Motor Credit Corp., 1/24/08 - 4/02/08	1,500,000	1,488,663
UBS AG Finance Delaware Inc., 1/02/08	850,000	847,217
UBS AG Finance Delaware Inc., 2/19/08	675,000	673,788

Total Commercial Paper (Cost $12,635,495)		12,635,495

U.S. Government and Agency Securities 4.9%
[a]FHLB, 1/10/08	400,000	399,570
1/22/08	500,000	498,614
2/11/08	300,000	298,305
[a]FNMA, 1/03/08	110,000	109,970
1/07/08	500,000	499,645

Total U.S. Government and Agency Securities (Cost $1,806,104)		1,806,104

Total Investments before Repurchase Agreements (Cost $15,941,631)		15,941,631

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Money Market Fund	Principal Amount	Value
Investments (continued)
[b]Repurchase Agreements 56.6%
ABN AMRO Bank NV, 3.00%, 1/02/08 (Maturity Value $13,752,292) Collateralized by U.S. Government Agency Securities, 3.875%, 7/15/08	$13,750,000	$13,750,000
Nationsbanc Montgomery Securities, 4.10%, 1/02/08 (Maturity Value $7,001,594) Collateralized by U.S. Government Agency Securities, 4.40%, 4/23/08	7,000,000	7,000,000

Total Repurchase Agreements (Cost $20,750,000)		20,750,000

Total Investments (Cost $36,691,631) 100.1%		36,691,631
Other Assets, less Liabilities (0.1)%		(43,798)

Net Assets 100.0%		$36,647,833

Selected Portfolio Abbreviations

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

a The security is traded on a discount basis with no stated coupon rate.

b See Note 1(b) regarding repurchase agreements.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Money Market Fund
Assets:
Investments in securities, at amortized cost	$15,941,631
Repurchase agreements, at value and cost	20,750,000

Total investments	$36,691,631
Cash	5,964
Receivables:
Interest	16,229

Total assets	36,713,824

Liabilities:
Payables:
Capital shares redeemed	12,642
Affiliates	23,263
Reports to shareholders	10,761
Professional fees	18,071
Accrued expenses and other liabilities	1,254

Total liabilities	65,991

Net assets, at value	$36,647,833

Net assets consist of:
Paid-in capital	$36,648,557
Accumulated net realized gain (loss)	(724)

Net assets, at value	$36,647,833

Class 1:
Net assets, at value	$35,775,314

Shares outstanding	35,782,994

Net asset value per share	$1.00

Class 2:
Net assets, at value	$872,519

Shares outstanding	872,697

Net asset value per share	$1.00

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Money Market Fund
Investment income:
Interest	$2,372,888

Expenses:
Management fees (Note 3a)	287,714
Distribution fees - Class 2 (Note 3c)	2,261
Unaffiliated transfer agent fees	768
Custodian fees (Note 4)	404
Reports to shareholders	21,757
Professional fees	18,661
Trustees’ fees and expenses	192
Other	5,037

Total expenses	336,794
Expense reductions (Note 4)	(221)

Net expenses	336,573

Net investment income	2,036,315

Net increase (decrease) in net assets resulting from operations	$2,036,315

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Money Market Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Net investment income from operations	$2,036,315	$1,850,584

Distributions to shareholders from:
Net investment income:
Class 1	(1,998,505)	(1,818,412)
Class 2	(37,810)	(40,030)

Total distributions to shareholders	(2,036,315)	(1,858,442)

Capital share transactions: (Note 2)
Class 1	(3,422,676)	(7,544,700)
Class 2	(184,270)	95,467

Total capital share transactions	(3,606,946)	(7,449,233)

Net increase (decrease) in net assets	(3,606,946)	(7,457,091)
Net assets (there is no undistributed net investment income at the beginning or end of year):
Beginning of year	40,254,779	47,711,870

End of year	$36,647,833	$40,254,779

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Money Market Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Money Market Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 90.80% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities are valued at amortized cost which approximates market value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Repurchase Agreements

The Fund may enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the Fund at year end had been entered into on December 31, 2007. Repurchase agreements are valued at cost.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily and distributed monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares at $1.00 per share were as follows:

	Year Ended December 31,
	2007	2006
Class 1 Shares:
Shares sold	$41,473,728	$2,821,194
Shares issued in reinvestment of distributions	1,997,072	1,819,860
Shares redeemed	(46,893,476)	(12,185,754)

Net increase (decrease)	$(3,422,676)	$(7,544,700)

Class 2 Shares:
Shares sold	$168,231	$200,141
Shares issued in reinvestment of distributions	37,754	40,086
Shares redeemed	(390,255)	(144,760)

Net increase (decrease)	$(184,270)	$95,467

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Effective January 1, 2008, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008	$280
2010	444

$724

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from ordinary income	$2,036,315	$1,858,442

At December 31, 2007, the cost of investments and undistributed ordinary income for book and income tax purposes were the same.

6. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Money Market Fund

7. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Franklin Money Market Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Money Market Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FRANKLIN RISING DIVIDENDS SECURITIES FUND

This annual report for Franklin Rising Dividends Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	-2.41%	+10.54%	+8.05%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Rising Dividends Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FRD-1

Fund Goal and Main Investments: Franklin Rising Dividends Securities Fund seeks long-term capital appreciation, with preservation of capital as an important consideration. The Fund normally invests at least 80% of its net assets in investments of companies that have paid rising dividends, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s 12-month total return in the Performance Summary. The Fund underperformed its benchmark, the S&P 500, which posted a +5.49% total return for the same period.1

Economic and Market Overview

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 0.6% in the first quarter of 2007 but advanced in the second quarter at an annualized 3.8% rate. Federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures supported growth. GDP grew an annualized 4.9% in the third quarter of 2007 despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 as credit conditions worsened, consumer spending slowed, and GDP growth decelerated to an estimated 0.6% annualized rate.

The unemployment rate increased from 4.4% at the beginning of the period to 5.0% in December 2007.2 Although consumer confidence in July neared a six-year high, it declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. By having significant investments in particular sectors from time to time, such as financial services, the Fund may be at greater risk of adverse developments in a sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

FRD-2

Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.71% at the beginning of the period to 4.04% on December 31, 2007.

Following sell-offs in late February and mid-March, stock markets rebounded amid generally strong first quarter corporate earnings reports. However, volatility picked up substantially in the latter half of the year due to investor concerns about slowing economic growth. The major stock indices recovered from a late-summer sell-off and a November correction, and the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +8.88%.3 The broader S&P 500 returned +5.49%, and the technology-heavy NASDAQ Composite Index returned +11.53%.3 The energy, materials and utilities sectors performed particularly well.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined value-oriented strategy. As bottom-up investors concentrating primarily on individual securities, we seek fundamentally sound companies that we believe meet our screening criteria, which include consistent, substantial dividend increases; reinvested earnings; and strong balance sheets. We attempt to acquire such stocks at attractive prices, often when they are out of favor with other investors. In following these criteria, we do not necessarily focus on companies whose securities pay a high dividend but rather on companies that consistently raise their dividends.

Manager’s Discussion

Significant contributors to the Fund’s return during the year ended December 31, 2007, included Praxair, AFLAC and Roper Industries. Praxair’s industrial gas businesses had consistent sales and earnings growth, which seemed to become more highly valued by investors in the current uncertain economic environment. Important drivers of Praxair’s businesses included high energy prices, environmental concerns and emerging market growth. The company has increased its dividend in each of the past 14 years. AFLAC’s share price rose following indications that new sales were increasing in Japan. The company

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FRD-3

Top 10 Holdings

Franklin Rising Dividends Securities Fund 12/31/07

Company Sector/Industry	% of Total Net Assets

United Technologies Corp.	4.9%
Aerospace & Defense

Praxair Inc.	4.8%
Materials

The Procter & Gamble Co.	4.8%
Household & Personal Products

Roper Industries Inc.	4.6%
Electrical Equipment

General Electric Co.	4.4%
Industrial Conglomerates

State Street Corp.	4.4%
Diversified Financials

Wal-Mart Stores Inc.	4.3%
Food & Staples Retailing

Dover Corp.	4.3%
Machinery

American International Group Inc.	4.2%
Insurance

Carlisle Cos. Inc.	3.9%
Industrial Conglomerates

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

also benefited from being a financial stock that did not have major credit quality concerns. AFLAC has 25 years of dividend increases. Roper continued to generate strong organic growth across many of its businesses, which include radio frequency identification, energy systems and controls, and automatic meter reading. Roper has 15 years of dividend increases.

Three stocks that declined in value during the period were Freddie Mac, Washington Mutual and Family Dollar Stores. Through September, Freddie Mac was largely considered a beneficiary of mortgage market turmoil; however, its share price declined sharply after it became likely that mark-to-market accounting would begin to pressure its regulatory capital requirement. Washington Mutual’s provision for credit losses increased substantially as the housing market weakened. The share prices of retailers such as Family Dollar fell as investors anticipated that house price declines and high gasoline prices would lead to deterioration in consumer spending. Family Dollar reported a disappointing decline in same store sales for November.

We did not initiate any new positions during the fiscal year. However, we significantly increased the Fund’s Freddie Mac position and significantly reduced its Fannie Mae position as we felt that Freddie Mac became the more attractively valued of these two companies. The Fund realized a tax benefit from losses incurred on the Fannie Mae sale. We also significantly increased the Fund’s holdings in Procter & Gamble and Old Republic International. During the first half of 2007, Procter & Gamble’s stock price had periods of weakness as investors were disappointed with relatively modest sales growth and only slight profit margin expansion. Procter & Gamble has increased its dividend for 51 years. Although Old Republic’s general insurance business generated operating profits, its smaller mortgage guaranty business reported underwriting losses, which contributed to its stock price falling below book value. Old Republic has 26 years of dividend increases. We made smaller additions to 21 other positions during the fiscal year.

In addition to Fannie Mae, we reduced positions in Teleflex and Roper Industries. Teleflex performed well during the year’s first half despite exposure to difficult automotive and marine markets. Roper reported strong sales and earnings growth, but reached a valuation that we believed warranted some profit taking. We reduced eight other positions during the period.

FRD-4

Our 10 largest positions on December 31, 2007, represented 44.6% of the Fund’s total net assets. It is interesting to note how these 10 companies would, in aggregate, respond to the Fund’s screening criteria based on a simple average of statistical measures. On average, these 10 companies have raised their dividends 29 years in a row and by 299% in the past 10 years. Their most recent year-over-year dividend increases averaged 15% with a yield of 1.6% on December 31, 2007, and a dividend payout ratio of 28%, based on estimates of calendar year 2007 operating earnings. The average price/earnings ratio was 17.7 times calendar year 2007 estimates versus 18.6 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FRD-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000. If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.” If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Rising Dividends Securities Fund – Class 1

FRD-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$933.40	$2.88
Hypothetical (5% return before expenses)	$1,000	$1,022.23	$3.01

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.59%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FRD-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.88	$18.11	$17.75	$16.28	$13.57

Income from investment operations[a]:
Net investment income[b]	0.36	0.58	0.28	0.26	0.19
Net realized and unrealized gains (losses)	(0.80)	2.53	0.36	1.55	3.10

Total from investment operations	(0.44)	3.11	0.64	1.81	3.29

Less distributions from:
Net investment income	(0.53)	(0.24)	(0.18)	(0.12)	(0.14)
Net realized gains	(0.30)	(0.10)	(0.10)	(0.22)	(0.44)

Total distributions	(0.83)	(0.34)	(0.28)	(0.34)	(0.58)

Net asset value, end of year	$19.61	$20.88	$18.11	$17.75	$16.28

Total return[c]	(2.41)%	17.43%	3.68%	11.25%	24.88%
Ratios to average net assets
Expenses	0.59% [d]	0.61% [d]	0.62% [d]	0.69% [d]	0.76%
Net investment income	1.72%	3.15%	1.65%	1.56%	1.39%

Supplemental data
Net assets, end of year (000’s)	$235,946	$288,303	$292,223	$326,883	$326,663
Portfolio turnover rate	3.29%	6.19%	2.26%	2.78%	9.54%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Rising Dividends Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.55	$17.84	$17.51	$16.09	$13.44

Income from investment operations[a]:
Net investment income[b]	0.30	0.56	0.24	0.22	0.17
Net realized and unrealized gains (losses)	(0.79)	2.46	0.34	1.53	3.05

Total from investment operations	(0.49)	3.02	0.58	1.75	3.22

Less distributions from:
Net investment income	(0.49)	(0.21)	(0.15)	(0.11)	(0.13)
Net realized gains	(0.30)	(0.10)	(0.10)	(0.22)	(0.44)

Total distributions	(0.79)	(0.31)	(0.25)	(0.33)	(0.57)

Net asset value, end of year	$19.27	$20.55	$17.84	$17.51	$16.09

Total return[c]	(2.69)%	17.12%	3.43%	11.00%	24.59%
Ratios to average net assets
Expenses	0.84% [d]	0.86% [d]	0.87% [d]	0.94% [d]	1.01%
Net investment income	1.47%	2.90%	1.40%	1.31%	1.14%

Supplemental data
Net assets, end of year (000’s)	$2,079,366	$1,981,240	$1,423,827	$997,800	$343,675
Portfolio turnover rate	3.29%	6.19%	2.26%	2.78%	9.54%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FRD-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks 97.1%
Aerospace & Defense 4.8%
United Technologies Corp.	1,467,700	$112,337,758

Banks 8.5%
Fannie Mae	114,000	4,557,720
Freddie Mac	1,892,008	64,460,713
Peoples Bancorp Inc.	159,979	3,981,877
PNC Financial Services Group Inc.	150,953	9,910,065
SunTrust Banks Inc.	442,104	27,627,079
[a]TrustCo Bank Corp. NY	328,588	3,259,593
U.S. Bancorp	2,209,549	70,131,085
[a]Washington Mutual Inc.	980,200	13,340,522

		197,268,654

Commercial Services & Supplies 2.6%
[a]ABM Industries Inc.	1,080,689	22,035,249
Cintas Corp.	1,079,700	36,299,514
Superior Uniform Group Inc.	237,100	2,311,725

		60,646,488

Consumer Durables & Apparel 1.6%
[a]Leggett & Platt Inc.	1,837,700	32,049,488
[b]Russ Berrie and Co. Inc.	306,081	5,007,485

		37,056,973

Diversified Financials 4.4%
State Street Corp.	1,254,900	101,897,880

Electrical Equipment 8.2%
[a]Brady Corp., A	2,380,279	83,523,990
[a]Roper Industries Inc.	1,711,274	107,023,076

		190,547,066

Food & Staples Retailing 4.3%
Wal-Mart Stores Inc.	2,117,500	100,644,775

Food, Beverage & Tobacco 2.4%
McCormick & Co. Inc.	1,438,895	54,548,509

Health Care Equipment & Services 7.2%
Becton Dickinson and Co.	585,200	48,911,016
Hillenbrand Industries Inc.	1,252,800	69,818,544
[a]West Pharmaceutical Services Inc.	1,165,600	47,311,704

		166,041,264

Household & Personal Products 6.0%
Alberto-Culver Co.	1,146,450	28,133,883
The Procter & Gamble Co.	1,514,900	111,223,958

		139,357,841

Industrial Conglomerates 9.3%
[a]Carlisle Cos. Inc.	2,456,400	90,960,492
General Electric Co.	2,766,100	102,539,327
Teleflex Inc.	353,700	22,286,637

		215,786,456

Insurance 16.0%
AFLAC Inc.	1,359,000	85,114,170

FRD-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Rising Dividends Securities Fund	Shares	Value
Common Stocks (continued)
Insurance (continued)
American International Group Inc.	1,648,700	$96,119,210
[a]Arthur J. Gallagher & Co.	759,500	18,372,305
[a]Erie Indemnity Co., A	1,401,733	72,735,925
Mercury General Corp.	154,200	7,680,702
Old Republic International Corp.	4,261,808	65,674,461
RLI Corp.	416,812	23,670,754

		369,367,527

Machinery 6.3%
Donaldson Co. Inc.	274,800	12,745,224
Dover Corp.	2,147,000	98,955,230
Graco Inc.	356,112	13,268,733
Nordson Corp.	345,391	20,018,863

		144,988,050

Materials 9.6%
Bemis Co. Inc.	1,404,400	38,452,472
Nucor Corp.	1,207,602	71,514,190
Praxair Inc.	1,255,600	111,384,276

		221,350,938

Pharmaceuticals, Biotechnology & Life Sciences 2.9%
Pfizer Inc.	2,944,300	66,923,939

Retailing 3.0%
Family Dollar Stores Inc.	3,393,500	65,257,005
[b]Sally Beauty Holdings Inc.	528,550	4,783,378

		70,040,383

Semiconductors & Semiconductor Equipment 0.0%[c]
Cohu Inc.	50,300	769,589

Total Common Stocks (Cost $1,848,478,734)		2,249,574,090

Short Term Investments 3.9%
Money Market Fund (Cost $61,591,258) 2.7%
[d]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.58%	61,591,258	61,591,258

[e]Investments from Cash Collateral Received for Loaned Securities 1.2%
Money Market Fund (Cost $27,936,000) 1.2%
[f]Bank of New York Institutional Cash Reserve Fund, 5.06%	27,936,000	27,936,000

Total Investments (Cost $1,938,005,992) 101.0%		2,339,101,348
Other Assets, less Liabilities (1.0)%		(23,788,936)

Net Assets 100.0%		$2,315,312,412

a A portion or all of the security is on loan as of December 31, 2007. See Note 1(b).

b Non-income producing for the twelve months ended December 31, 2007.

c Rounds to less than 0.1% of net assets.

d See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

e See Note 1(b) regarding securities on loan.

f The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FRD-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Rising Dividends Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,876,414,734
Cost - Sweep Money Fund (Note 7)	61,591,258

Total cost of investments	$1,938,005,992

Value - Unaffiliated issuers	$2,277,510,090
Value - Sweep Money Fund (Note 7)	61,591,258

Total value of investments[a]	2,339,101,348
Receivables:
Capital shares sold	2,047,751
Dividends	5,102,363

Total assets	2,346,251,462

Liabilities:
Payables:
Capital shares redeemed	748,323
Affiliates	2,002,599
Payable upon return of securities loaned	27,936,000
Accrued expenses and other liabilities	252,128

Total liabilities	30,939,050

Net assets, at value	$2,315,312,412

Net assets consist of:
Paid-in capital	$1,864,047,162
Undistributed net investment income	35,970,075
Net unrealized appreciation (depreciation)	401,095,356
Accumulated net realized gain (loss)	14,199,819

Net assets, at value	$2,315,312,412

Class 1:
Net assets, at value	$235,946,070

Shares outstanding	12,032,600

Net asset value and maximum offering price per share	$19.61

Class 2:
Net assets, at value	$2,079,366,342

Shares outstanding	107,883,711

Net asset value and maximum offering price per share	$19.27

[a]Includes	$27,271,767 of securities loaned.

The accompanying notes are an integral part of these financial statements.

FRD-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Rising Dividends Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$51,240,437
Sweep Money Fund (Note 7)	3,999,954
Income from securities loaned	166,819

Total investment income	55,407,210

Expenses:
Management fees (Note 3a)	13,577,940
Distribution fees - Class 2 (Note 3c)	5,320,470
Unaffiliated transfer agent fees	37,663
Custodian fees (Note 4)	40,595
Reports to shareholders	304,613
Professional fees	92,036
Trustees’ fees and expenses	10,183
Other	51,782

Total expenses	19,435,282
Expense reductions (Note 4)	(7,857)

Net expenses	19,427,425

Net investment income	35,979,785

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	15,955,531
Net change in unrealized appreciation (depreciation) on investments	(118,598,969)

Net realized and unrealized gain (loss)	(102,643,438)

Net increase (decrease) in net assets resulting from operations	$(66,663,653)

The accompanying notes are an integral part of these financial statements.

FRD-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Rising Dividends Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$35,979,785	$57,211,739
Net realized gain (loss) from investments	15,955,531	33,508,862
Net change in unrealized appreciation (depreciation) on investments	(118,598,969)	217,200,778

Net increase (decrease) in net assets resulting from operations	(66,663,653)	307,921,379

Distributions to shareholders from:
Net investment income:
Class 1	(6,748,637)	(3,557,246)
Class 2	(50,470,683)	(17,374,522)
Net realized gains:
Class 1	(3,824,396)	(1,432,271)
Class 2	(30,955,762)	(8,224,725)

Total distributions to shareholders	(91,999,478)	(30,588,764)

Capital share transactions: (Note 2)
Class 1	(36,683,874)	(45,251,524)
Class 2	241,115,910	321,413,040

Total capital share transactions	204,432,036	276,161,516

Net increase (decrease) in net assets	45,768,905	553,494,131
Net assets:
Beginning of year	2,269,543,507	1,716,049,376

End of year	$2,315,312,412	$2,269,543,507

Undistributed net investment income included in net assets:
End of year	$35,970,075	$57,209,610

The accompanying notes are an integral part of these financial statements.

FRD-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Rising Dividends Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 61.99% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Securities Lending

The Fund participates in a principal based security lending program and receives a minimum guaranteed payment for its participation, and may receive additional payment based on actual securities loaned. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is held in a segregated account with the Fund’s custodian on the Fund’s behalf. While the Fund continues to bear the market risk with respect to securities loaned and the risk that the principal may default on its obligations to the Fund, the principal bears the risk of default by any third party borrower.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date.

FRD-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	404,175	$8,421,307	481,656	$9,458,762
Shares issued in reinvestment of distributions	493,836	10,573,033	270,875	4,989,517
Shares redeemed	(2,671,946)	(55,678,214)	(3,079,003)	(59,699,803)

Net increase (decrease)	(1,773,935)	$(36,683,874)	(2,326,472)	$(45,251,524)

Class 2 Shares:
Shares sold	17,185,808	$353,479,589	20,767,990	$400,946,971
Shares issued in reinvestment of distributions	3,864,568	81,426,445	1,410,427	25,599,247
Shares redeemed	(9,573,257)	(193,790,124)	(5,580,652)	(105,133,178)

Net increase (decrease)	11,477,119	$241,115,910	16,597,765	$321,413,040

FRD-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

Under an agreement with Advisory Services, FT Services provides administrative services to the Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

FRD-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$58,920,961	$22,867,117
Long term capital gain	33,078,517	7,721,647

	$91,999,478	$30,588,764

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,939,071,629

Unrealized appreciation	$541,994,664
Unrealized depreciation	(141,964,945)

Net unrealized appreciation (depreciation)	$400,029,719

Undistributed ordinary income	$37,493,436
Undistributed long term capital gains	13,742,096

Distributable earnings	$51,235,532

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $264,671,612 and $75,947,309, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

FRD-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Rising Dividends Securities Fund

8. REGULATORY AND LITIGATION MATTERS (continued)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FRD-19

Franklin Templeton Variable Insurance Products Trust

Franklin Rising Dividends Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Rising Dividends Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FRD-20

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Rising Dividends Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $13,746,164 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 85.75% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

FRD-21

FRANKLIN SMALL CAP VALUE SECURITIES FUND

This annual report for Franklin Small Cap Value Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	Since Inception (5/1/98)
Average Annual Total Return	-2.14%	+15.51%	+8.07%

Total Return Index Comparison

for Hypothetical $10,000 Investment (5/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Russell 2500™ Value Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small Cap Value Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FSV-1

Fund Goal and Main Investments: Franklin Small Cap Value Securities Fund seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. For this Fund, small-capitalization companies are those with market capitalization values not exceeding $3.5 billion at the time of purchase. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the Russell 2500 Value Index, which fell 7.27%.1 Please note that the Fund employs a bottom-up stock selection process, and the managers invest in securities without regard to benchmark comparisons.

Economic and Market Overview

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 0.6% in the first quarter of 2007 but advanced in the second quarter at an annualized 3.8% rate. Federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures supported growth. GDP grew an annualized 4.9% in the third quarter of 2007 despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 as credit conditions worsened, consumer spending slowed, and GDP growth decelerated to an estimated 0.6% annualized rate.

The unemployment rate increased from 4.4% at the beginning of the period to 5.0% in December 2007.2 Although consumer confidence in July neared a six-year high, it declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller company securities can increase the risk of greater price volatility, particularly over the short term. Smaller or relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FSV-2

Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.71% at the beginning of the period to 4.04% on December 31, 2007.

Following sell-offs in late February and mid-March, stock markets rebounded amid generally strong first quarter corporate earnings reports. However, volatility picked up substantially in the latter half of the year due to investor concerns about slowing economic growth. The major stock indices recovered from a late-summer sell-off and a November correction, and the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +8.88%.3 The broader Standard & Poor’s 500 Index (S&P 500) returned +5.49%, and the technology-heavy NASDAQ Composite Index returned +11.53%.3 The energy, materials and utilities sectors performed particularly well. Large-capitalization stocks generally outperformed small caps, and growth stocks fared better than their value counterparts.

Investment Strategy

We are a research-driven, fundamental investment adviser, pursuing a disciplined, value-oriented strategy for the Fund. As a bottom-up adviser concentrating primarily on individual securities, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value or cash flow. We seek bargains among the “unloved,” out-of-favor companies that offer, in our opinion, attractive long-term potential. These might include current growth companies that are being ignored by the market, former growth companies that have stumbled recently, dropping sharply in price but that still have significant growth potential, in our opinion, or companies that may be potential turnaround candidates or takeover targets.

Manager’s Discussion

During the 12 months under review, the Fund’s performance benefited from a variety of sectors. The portfolio’s best performing stock was farm equipment manufacturer CNH Global, which more than doubled in value during the period. The energy sector was a top contributor to

3. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

FSV-3

performance, mainly due to coal holdings CONSOL Energy and Arch Coal. The portfolio’s steel holdings also helped results, as Steel Dynamics, Gerdau AmeriSteel, and Reliance Steel & Aluminum each performed well.

The consumer discretionary sector detracted most from the Fund’s performance, mainly due to homebuilders M/I Homes, D.R. Horton and M.D.C. Holdings, which were hurt by weak home sales amid tighter credit standards and overbuilding. Another significant detractor from performance was the financials sector, mostly due to the effects of the subprime mortgage crisis, where Security Capital Assurance and PMI Group fell in value.

Four portfolio holdings announced takeovers during the fiscal year. In March, Lone Star Technologies, an oil-field equipment manufacturer, announced that it received a cash bid of $67.50 per share from U.S. Steel, a 39% increase over the prior day’s closing price. OMI announced in April that it received a cash bid from a joint venture formed by Teekay and A/S Dampskibsselskabet Torm to buy the company at a 5% increase over the prior day’s closing price for OMI’s shares. In July, First Indiana announced that Marshall & Isley bid $32.00 per share in cash, a 42% increase over the prior day’s closing price for First Indiana’s stock. Genlyte Group, a lighting fixture manufacturer, announced in November that Royal Philips offered $95.50 per share in cash for the company, a 51% premium over the prior day’s closing price. We view the merger and acquisition interest in the Fund’s portfolio as a measure of confirmation of our value stock selection.

The Fund initiated 14 positions in what we considered attractively valued securities including flexible packaging products manufacturer Bemis; electronics manufacturer Benchmark Electronics; bank holding company Corus Bankshares; electric motors and controls designer and manufacturer Franklin Electric; discount general merchandise store operator Fred’s; seaborne crude oil transportation provider General Maritime; automobile dealership operator Group 1 Automotive; health care equipment manufacturer Hillenbrand Industries; insurance holding company Old Republic International; semiconductor imaging devices provider Omnivision Technologies; financial guaranty insurer Security Capital Assurance; transportation, construction and industrial products manufacturer Trinity Industries; and TrustCo Bank Corp. NY. We also added significantly to several existing positions such as Brunswick, Protective Life and M.D.C. Holdings.

Top 10 Holdings

Franklin Small Cap Value

Securities Fund

12/31/07

Company Sector/Industry	% of Total Net Assets
Steel Dynamics Inc.	3.7%
Materials
Mine Safety Appliances Co.	2.0%
Commercial Services & Supplies
Aspen Insurance Holdings Ltd.	1.9%
Insurance
CONSOL Energy Inc.	1.7%
Energy
Reliance Steel & Aluminum Co.	1.7%
Materials
Gerdau AmeriSteel Corp. (Canada)	1.6%
Materials
Old Republic International Corp.	1.6%
Insurance
Peabody Energy Corp.	1.5%
Energy
Mueller Industries Inc.	1.5%
Capital Goods
Thor Industries Inc.	1.5%
Automobiles & Components

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FSV-4

The Fund liquidated 15 positions during the period. As a result of previously announced takeovers, we tendered our shares of Aztar and Lone Star Technologies for cash. We sold the other positions because we believed they were fully valued or the fundamentals deteriorated. We also took profits in many positions including Kennametal, Omnivision and Steel Dynamics.

Thank you for your participation in Franklin Small Cap Value Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSV-5

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small Cap Value Securities Fund – Class 1

FSV-6

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$884.00	$3.09
Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.31

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.65%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSV-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.07	$17.02	$15.85	$12.81	$9.70

Income from investment operations[a]:
Net investment income[b]	0.22	0.18	0.17	0.21	0.06
Net realized and unrealized gains (losses)	(0.44)	2.69	1.24	2.87	3.08

Total from investment operations	(0.22)	2.87	1.41	3.08	3.14

Less distributions from:
Net investment income	(0.17)	(0.16)	(0.14)	(0.04)	(0.03)
Net realized gains	(1.30)	(0.66)	(0.10)	—	—

Total distributions	(1.47)	(0.82)	(0.24)	(0.04)	(0.03)

Net asset value, end of year	$17.38	$19.07	$17.02	$15.85	$12.81

Total return[c]	(2.14)%	17.30%	8.99%	24.09%	32.47%
Ratios to average net assets
Expenses	0.64% [d]	0.65% [d]	0.64% [d]	0.67% [d]	0.74%
Net investment income	1.13%	0.97%	1.05%	1.59%	0.63%

Supplemental data
Net assets, end of year (000’s)	$57,045	$73,154	$52,632	$50,401	$37,108
Portfolio turnover rate	16.27%	16.43% [e]	11.03%	9.50%	12.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FSV-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small Cap Value Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.79	$16.79	$15.65	$12.67	$9.61

Income from investment operations[a]:
Net investment income[b]	0.17	0.13	0.13	0.18	0.04
Net realized and unrealized gains (losses)	(0.43)	2.65	1.23	2.82	3.04

Total from investment operations	(0.26)	2.78	1.36	3.00	3.08

Less distributions from:
Net investment income	(0.13)	(0.12)	(0.12)	(0.02)	(0.02)
Net realized gains	(1.30)	(0.66)	(0.10)	—	—

Total distributions	(1.43)	(0.78)	(0.22)	(0.02)	(0.02)

Net asset value, end of year	$17.10	$18.79	$16.79	$15.65	$12.67

Total return[c]	(2.38)%	16.98%	8.77%	23.75%	32.12%
Ratios to average net assets
Expenses	0.89% [d]	0.90% [d]	0.89% [d]	0.92% [d]	0.99%
Net investment income	0.88%	0.72%	0.80%	1.34%	0.38%

Supplemental data
Net assets, end of year (000’s)	$1,177,367	$1,240,892	$1,094,120	$748,762	$333,625
Portfolio turnover rate	16.27%	16.43% [e]	11.03%	9.50%	12.52%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

FSV-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Small Cap Value Securities Fund	Shares	Value
Long Term Investments 98.4%
Common Stocks 98.3%
Automobiles & Components 3.6%
Gentex Corp.	205,443	$3,650,722
Monaco Coach Corp.	825,800	7,333,104
[a]Superior Industries International Inc.	155,500	2,825,435
Thor Industries Inc.	483,300	18,370,233
[a]Winnebago Industries Inc.	600,000	12,612,000

		44,791,494

Banks 3.6%
[a]Chemical Financial Corp.	461,354	10,975,612
[a]Corus Bankshares Inc.	597,600	6,376,392
Peoples Bancorp Inc.	199,400	4,963,066
[a]The PMI Group Inc.	508,000	6,746,240
[a]TrustCo Bank Corp. NY	1,580,000	15,673,600

		44,734,910

Capital Goods 20.0%
A.O. Smith Corp.	112,500	3,943,125
[a]American Woodmark Corp.	359,310	6,532,256
Apogee Enterprises Inc.	717,600	12,278,136
Brady Corp., A	522,600	18,338,034
Briggs & Stratton Corp.	342,100	7,751,986
Carlisle Cos. Inc.	311,000	11,516,330
CIRCOR International Inc.	273,600	12,684,096
CNH Global NV (Netherlands)	84,000	5,528,880
[b]EMCOR Group Inc.	169,600	4,007,648
[a]Franklin Electric Co. Inc.	131,232	5,022,249
[b]Genlyte Group Inc.	79,200	7,539,840
Gibraltar Industries Inc.	1,079,800	16,650,516
Graco Inc.	458,200	17,072,532
Kennametal Inc.	416,000	15,749,760
Mueller Industries Inc.	601,700	17,443,283
Nordson Corp.	120,000	6,955,200
[b]Powell Industries Inc.	62,600	2,758,782
Roper Industries Inc.	195,000	12,195,300
[a]Simpson Manufacturing Co. Inc.	353,000	9,386,270
Teleflex Inc.	150,000	9,451,500
Timken Co.	20,400	670,140
Trinity Industries Inc.	248,500	6,898,360
Universal Forest Products Inc.	575,000	16,939,500
Wabash National Corp.	1,259,200	9,683,248
[a]Watts Water Technologies Inc., A	341,300	10,170,740

		247,167,711

Commercial Services & Supplies 3.0%
ABM Industries Inc.	584,552	11,919,015
Mine Safety Appliances Co.	475,000	24,638,250

		36,557,265

Consumer Durables & Apparel 8.1%
Bassett Furniture Industries Inc.	256,200	2,392,908
Brunswick Corp.	601,300	10,252,165
D.R. Horton Inc.	270,600	3,563,802
Ethan Allen Interiors Inc.	442,000	12,597,000

FSV-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Consumer Durables & Apparel (continued)
Hooker Furniture Corp.	569,800	$11,452,980
[a]La-Z-Boy Inc.	1,098,500	8,711,105
[a]M/I Homes Inc.	593,700	6,233,850
M.D.C. Holdings Inc.	320,000	11,881,600
[b]Russ Berrie and Co. Inc.	649,200	10,620,912
[b]Timberland Co., A	277,200	5,011,776
[b]The Warnaco Group Inc.	509,100	17,716,680

		100,434,778

Consumer Services 1.3%
Regis Corp.	583,900	16,325,844

Energy 13.0%
Arch Coal Inc.	280,600	12,607,358
[b]Atwood Oceanics Inc.	109,600	10,986,304
[b]Bristow Group Inc.	287,500	16,286,875
CONSOL Energy Inc.	293,700	21,005,424
General Maritime Corp.	10,800	264,060
[b]Global Industries Ltd.	195,000	4,176,900
[b]Helix Energy Solutions Group Inc.	425,900	17,674,850
[b]Oil States International Inc.	326,900	11,153,828
Overseas Shipholding Group Inc.	199,100	14,819,013
Peabody Energy Corp.	307,100	18,929,644
Rowan Cos. Inc.	222,600	8,783,796
Teekay Corp. (Bahamas)	234,654	12,485,939
Tidewater Inc.	81,700	4,482,062
[b]Unit Corp.	145,000	6,706,250

		160,362,303

Food & Staples Retailing 1.2%
Casey’s General Stores Inc.	510,000	15,101,100

Food, Beverage & Tobacco 0.3%
Bunge Ltd.	30,900	3,597,069

Health Care Equipment & Services 2.2%
Hillenbrand Industries Inc.	127,200	7,088,856
STERIS Corp.	330,000	9,517,200
West Pharmaceutical Services Inc.	254,400	10,326,096

		26,932,152

Insurance 10.0%
American National Insurance Co.	50,200	6,086,248
Arthur J. Gallagher & Co.	229,500	5,551,605
Aspen Insurance Holdings Ltd.	800,000	23,072,000
Erie Indemnity Co., A	3,700	191,993
IPC Holdings Ltd.	604,600	17,454,802
[a]Montpelier Re Holdings Ltd. (Bermuda)	1,022,300	17,389,323
Old Republic International Corp.	1,250,000	19,262,500
Protective Life Corp.	220,000	9,024,400
RLI Corp.	151,100	8,580,969
[a]Security Capital Assurance Ltd.	1,369,600	5,327,744
StanCorp Financial Group Inc.	232,000	11,688,160

		123,629,744

FSV-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Materials 15.9%
[a]AbitibiBowater Inc.	249,288	$5,137,826
Airgas Inc.	297,700	15,513,147
AptarGroup Inc.	337,900	13,823,489
Bemis Co. Inc.	184,000	5,037,920
Cabot Corp.	275,000	9,168,500
Gerdau Ameristeel Corp. (Canada)	1,428,000	20,306,160
Glatfelter	752,000	11,513,120
[b]Mercer International Inc. (Germany)	599,100	4,690,953
Reliance Steel & Aluminum Co.	384,100	20,818,220
RPM International Inc.	791,500	16,067,450
Steel Dynamics Inc.	761,500	45,362,555
United States Steel Corp.	109,500	13,239,645
Westlake Chemical Corp.	795,400	15,104,646

		195,783,631

Pharmaceuticals, Biotechnology & Life Sciences 0.5%
Pharmaceutical Product Development Inc.	145,600	5,877,872

Real Estate 0.3%
[a]Arbor Realty Trust Inc.	244,700	3,942,117

Retailing 5.7%
Brown Shoe Co. Inc.	547,500	8,305,575
Christopher & Banks Corp.	803,100	9,195,495
Fred’s Inc.	384,800	3,705,624
Group 1 Automotive Inc.	349,000	8,288,750
[b]Gymboree Corp.	146,200	4,453,252
[b]Hot Topic Inc.	653,100	3,801,042
The Men’s Wearhouse Inc.	185,100	4,993,998
[a,b]Pier 1 Imports Inc.	1,414,300	7,396,789
[a]Tuesday Morning Corp.	1,159,200	5,877,144
[b]West Marine Inc.	845,600	7,593,488
[b]Zale Corp.	440,000	7,066,400

		70,677,557

Semiconductors & Semiconductor Equipment 1.2%
Cohu Inc.	638,500	9,769,050
[a,b]OmniVision Technologies Inc.	300,000	4,695,000

		14,464,050

Technology Hardware & Equipment 3.6%
[b]Avocent Corp.	606,000	14,125,860
[b]Benchmark Electronics Inc.	640,000	11,347,200
Diebold Inc.	46,400	1,344,672
[b]Mettler-Toledo International Inc. (Switzerland)	155,000	17,639,000

		44,456,732

Transportation 2.8%
[b]Dollar Thrifty Automotive Group Inc.	167,800	3,973,504
[b]Genesee & Wyoming Inc.	535,200	12,935,784
[b]Kansas City Southern	146,000	5,012,180
SkyWest Inc.	491,500	13,196,775

		35,118,243

FSV-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Small Cap Value Securities Fund	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Utilities 2.0%
Atmos Energy Corp.	170,100	$4,769,604
Energen Corp.	175,000	11,240,250
Sierra Pacific Resources	483,200	8,204,736

		24,214,590

Total Common Stocks (Cost $1,062,734,937)		1,214,169,162

	Principal Amount
Corporate Bond (Cost $1,477,264) 0.1%
Capital Goods 0.1%
Mueller Industries Inc., 6.00%, 11/01/14	$1,494,000	1,353,937

Total Long Term Investments (Cost $1,064,212,201)		1,215,523,099

	Shares
Short Term Investments 10.0%
Money Market Fund (Cost $18,429,361) 1.5%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.58%	18,429,361	18,429,361

[d]Investments from Cash Collateral Received for Loaned Securities 8.5%
Money Market Fund (Cost $104,707,000) 8.5%
[e]Bank of New York Institutional Cash Reserve Fund, 5.06%	104,707,000	104,707,000

Total Investments (Cost $1,187,348,562) 108.4%		1,338,659,460
Other Assets, less Liabilities (8.4)%		(104,247,339)

Net Assets 100.0%		$1,234,412,121

a A portion or all of the security is on loan as of December 31, 2007. See Note 1(d).

b Non-income producing for the twelve months ended December 31, 2007.

c See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

d See Note 1(d) regarding securities on loan.

e The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSV-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Small Cap Value Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,168,919,201
Cost - Sweep Money Fund (Note 7)	18,429,361

Total cost of investments	$1,187,348,562

Value - Unaffiliated issuers	$1,320,230,099
Value - Sweep Money Fund (Note 7)	18,429,361

Total value of investments[a]	1,338,659,460
Receivables:
Investment securities sold	97,574
Capital shares sold	1,304,395
Dividends and interest	1,435,165

Total assets	1,341,496,594

Liabilities:
Payables:
Investment securities purchased	321,887
Capital shares redeemed	663,646
Affiliates	1,167,647
Payable upon return of securities loaned	104,707,000
Accrued expenses and other liabilities	224,293

Total liabilities	107,084,473

Net assets, at value	$1,234,412,121

Net assets consist of:
Paid-in capital	$986,429,102
Undistributed net investment income	12,271,143
Net unrealized appreciation (depreciation)	151,310,898
Accumulated net realized gain (loss)	84,400,978

Net assets, at value	$1,234,412,121

Class 1:
Net assets, at value	$57,045,460

Shares outstanding	3,282,137

Net asset value and maximum offering price per share	$17.38

Class 2:
Net assets, at value	$1,177,366,661

Shares outstanding	68,843,530

Net asset value and maximum offering price per share	$17.10

[a]	Includes $100,193,583 of securities loaned.

The accompanying notes are an integral part of these financial statements.

FSV-14

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Small Cap Value Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$18,921,156
Non-controlled affiliated issuers (Note 8)	277,002
Sweep Money Fund (Note 7)	3,222,074
Interest	91,544
Income from securities loaned	1,750,245

Total investment income	24,262,021

Expenses:
Management fees (Note 3a)	6,764,154
Administrative fees (Note 3b)	1,606,224
Distribution fees - Class 2 (Note 3c)	3,263,851
Unaffiliated transfer agent fees	24,568
Custodian fees (Note 4)	23,250
Reports to shareholders	291,513
Professional fees	58,470
Trustees’ fees and expenses	5,950
Other	33,547

Total expenses	12,071,527
Expense reductions (Note 4)	(11,659)

Net expenses	12,059,868

Net investment income	12,202,153

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated Issuers	84,483,802
Non-controlled affiliated issuers (Note 8)	(39,135)

Net realized gain (loss)	84,444,667

Net change in unrealized appreciation (depreciation) on investments	(125,870,314)

Net realized and unrealized gain (loss)	(41,425,647)

Net increase (decrease) in net assets resulting from operations	$(29,223,494)

The accompanying notes are an integral part of these financial statements.

FSV-15

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small Cap Value Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$12,202,153	$9,007,859
Net realized gain (loss) from investments, foreign currency transactions and redemption in-kind (Note 9)	84,444,667	129,171,979
Net change in unrealized appreciation (depreciation) on investments	(125,870,314)	60,596,649

Net increase (decrease) in net assets resulting from operations	(29,223,494)	198,776,487

Distributions to shareholders from:
Net investment income:
Class 1	(643,430)	(458,447)
Class 2	(8,499,152)	(7,048,261)
Net realized gains:
Class 1	(4,923,222)	(1,928,529)
Class 2	(87,395,798)	(39,440,268)

Total distributions to shareholders	(101,461,602)	(48,875,505)

Capital share transactions: (Note 2)
Class 1	(10,544,872)	13,405,343
Class 2	61,595,731	3,988,424

Total capital share transactions	51,050,859	17,393,767

Net increase (decrease) in net assets	(79,634,237)	167,294,749
Net assets:
Beginning of year	1,314,046,358	1,146,751,609

End of year	$1,234,412,121	$1,314,046,358

Undistributed net investment income included in net assets:
End of year	$12,271,143	$9,206,329

The accompanying notes are an integral part of these financial statements.

FSV-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Small Cap Value Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

FSV-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Securities Lending

The Fund participates in a principal based security lending program and receives a minimum guaranteed payment for their participation, and may receive additional payment based on actual securities loaned. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is held in a segregated account with the Fund’s custodian on the Fund’s behalf. While the Fund continues to bear the market risk with respect to securities loaned and the risk that the principal may default on its obligations to the Fund, the principal bears the risk of default by any third party borrower.

e. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles

FSV-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Security Transactions, Investment Income, Expenses and Distributions (continued)

generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

g. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	494,875	$9,549,933	1,388,086	$25,312,834
Shares issued in reinvestment of distributions	280,013	5,566,652	137,657	2,386,976
Shares redeemed	(1,329,683)	(25,661,457)	(781,544)	(14,294,467)

Net increase (decrease)	(554,795)	$(10,544,872)	744,199	$13,405,343

Class 2 Shares:
Shares sold	8,994,880	$170,296,248	14,334,899	$256,516,988
Shares issued in reinvestment of distributions	4,895,097	95,894,950	2,717,039	46,488,529
Shares redeemed in-kind (Note 9)	—	—	(6,891,626)	(131,836,804)
Shares redeemed	(11,093,846)	(204,595,467)	(9,293,676)	(167,180,289)

Net increase (decrease)	2,796,131	$61,595,731	866,636	$3,988,424

FSV-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisory Services based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $200 million
0.500%	Over $200 million, up to and including $1.3 billion
0.400%	In excess of $1.3 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.750%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

FSV-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$21,577,940	$19,467,481
Long term capital gain	79,883,662	29,408,024

	$101,461,602	$48,875,505

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,187,358,675

Unrealized appreciation	$343,235,605
Unrealized depreciation	(191,934,820)

Net unrealized appreciation (depreciation)	$151,300,785

Undistributed ordinary income	$15,797,385
Undistributed long term capital gains	80,884,848

Distributable earnings	$96,682,233

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $279,586,448 and $211,782,715, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

FSV-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2007, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
Hooker Furniture Corp.	733,406	—	163,606	569,800	[a]	$277,002	$(39,135)

Total Affiliated Securities (0.00% of Net Assets)

[a]	As of December 31, 2007, no longer an affiliate.

9. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $36,849,085 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small Cap Value Securities Fund

11. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small Cap Value Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

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Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Small Cap Value Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $80,886,372 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 67.39% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

FSV-25

FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

We are pleased to bring you Franklin Small-Mid Cap Growth Securities Fund’s annual report for the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+11.51%	+14.44%	+7.10%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Russell Midcap® Growth Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Small-Mid Cap Growth Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Small-Mid Cap Growth Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies. For this Fund, small cap companies are those within the market capitalization range of companies in the Russell 2500TM Index at the time of purchase; and mid cap companies are companies within the market capitalization range of companies in the Russell Midcap Index at the time of purchase.1

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its narrow benchmark, the Russell Midcap Growth Index, which returned +11.43%, and outperformed its broad benchmark, the S&P 500, which returned +5.49%, for the same period.2

Economic and Market Overview

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 0.6% in the first quarter of 2007 but advanced in the second quarter at an annualized 3.8% rate. Federal defense spending, accelerating exports and declining imports, greater business inventory investment and increased spending for nonresidential structures supported growth. GDP grew an annualized 4.9% in the third quarter of 2007 despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 as credit conditions worsened, consumer spending slowed, and GDP growth decelerated to an estimated 0.6% annualized rate.

The unemployment rate increased from 4.4% at the beginning of the period to 5.0% in December 2007.3 Although consumer confidence in July neared a six-year high, it declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.3

1. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

3. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Smaller and midsize company securities can increase the risk of greater price fluctuations, particularly over the short term. Smaller or relatively new or unseasoned companies can also be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. The Fund may have significant investments in the technology sector, which has been among the market’s most volatile sectors and involves special risks. The Fund’s prospectus also includes a description of the main investment risks.

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Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.71% at the beginning of the period to 4.04% on December 31, 2007.

Following sell-offs in late February and mid-March, stock markets rebounded amid generally strong first quarter corporate earnings reports. However, volatility picked up substantially in the latter half of the year due to investor concerns about slowing economic growth. The major stock indexes recovered from a late-summer sell-off and a November correction, and the blue chip stocks of the Dow Jones Industrial Average posted a 12-month total return of +8.88%.4 The broader S&P 500 returned +5.49%, and the technology-heavy NASDAQ Composite Index returned +11.53%.4 The energy, materials and utilities sectors performed particularly well. Large-capitalization stocks generally outperformed small caps, and growth stocks fared better than their value counterparts.

Investment Strategy

We are research-driven, fundamental investors pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between that earnings growth, business and financial risk, and valuation. We rely on a team of analysts to provide in-depth industry expertise, and we use qualitative and quantitative analyses to evaluate companies for distinct and sustainable competitive advantages. Market opportunity, product niche, technological innovation, management and execution, and financial strength and profitability are all factors we believe may contribute to strong growth potential.

Manager’s Discussion

From a sector perspective, the electronic technology sector had the largest contribution to Fund performance relative to the Russell Midcap Growth Index for the period under review. Stock selection was a key driver for outperformance. Telecommunications equipment stocks performed well, and key contributors included navigation systems companies Garmin and Trimble Navigation. Aerospace and defense stocks

4. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

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were also strong, and notably, thermal imaging systems designer FLIR Systems5 was the Fund’s top contributor to return.

Driven by stock selection, the consumer durables and consumer services sectors also benefited relative Fund performance. Key contributors in the consumer durables sector included video game maker Activision and high-end audio equipment manufacturer Harman International Industries. Restaurant chain Chipotle Mexican Grill5 and slot machine maker International Game Technology, in the consumer services sector, boosted the Fund’s relative results.

On the other hand, the Fund’s investments in the finance, industrial services and communications sectors detracted from relative performance during the reporting period. Stock selection in the finance sector was detrimental, and significant detractors included commercial and mortgage lender CapitalSource, retail bank East West Bancorp and online brokerage E*TRADE Financial, the Fund’s largest detractor.

The Fund’s underweighted allocation and stock selection in the industrial services sector dampened relative performance. Within the sector, our positions in oil and gas drilling equipment manufacturer National Oilwell Varco and contract driller Rowan Companies were detractors. Additionally, overweighting in the communications sector, particularly the wireless telecommunications industry, hurt relative results. Wireless telecommunications stocks, Leap Wireless International, NII Holdings and MetroPCS Communications, also weighed on Fund performance.

During the period under review, we sought to invest in companies that exhibited what we considered were clear growth drivers and thought would provide the best trade-off between growth opportunity, business risk and valuation.

Thank you for your participation in Franklin Small-Mid Cap Growth Securities Fund. We look forward to serving your future investment needs.

5. This holding is not an index component.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Holdings

Franklin Small-Mid Cap Growth Securities Fund

12/31/07

Company Sector/Industry	% of Total Net Assets

FLIR Systems Inc.	2.7%
Electronic Technology

Harris Corp.	2.3%
Electronic Technology

Smith International Inc.	2.1%
Industrial Services

Bill Barrett Corp.	2.0%
Energy Minerals

AMTEK Inc.	2.0%
Producer Manufacturing

Microsemi Corp.	1.9%
Electronic Technology

Express Scripts Inc.	1.9%
Health Services

Affiliated Managers Group Inc.	1.9%
Finance

Flowserve Corp.	1.9%
Producer Manufacturing

C.R. Bard Inc.	1.8%
Health Technology

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 × $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Small-Mid Cap Growth Securities Fund Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$991.50	$3.76
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.82

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.75%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 1	2007	2006		2005		2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.51	$20.66		$19.66		$17.60		$12.79

Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	—	[e]	(0.02)		(0.06)		(0.03)
Net realized and unrealized gains (losses)	2.65	1.85		1.02		2.12		4.84

Total from investment operations	2.63	1.85		1.00		2.06		4.81

Less distributions from net realized gains	(1.75)	—		—		—		—

Net asset value, end of year	$23.39	$22.51		$20.66		$19.66		$17.60

Total return[c]	11.51%	8.95%		5.09%		11.70%		37.61%
Ratios to average net assets
Expenses	0.74% [d]	0.76%	[d]	0.74%	[d]	0.74%	[d]	0.76%
Net investment income (loss)	(0.10)%	(0.02)%		(0.09)%		(0.33)%		(0.24)%

Supplemental data
Net assets, end of year (000’s)	$127,602	$135,402		$157,085		$184,513		$197,551
Portfolio turnover rate	66.94%	50.08%		74.39%		32.55%		45.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eAmount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Small-Mid Cap Growth Securities Fund

	Year Ended December 31,
Class 2	2007	2006		2005		2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.13	$20.36		$19.43		$17.43		$12.70

Income from investment operations[a]:
Net investment income (loss)[b]	(0.08)	(0.06)		(0.07)		(0.10)		(0.07)
Net realized and unrealized gains (losses)	2.61	1.83		1.00		2.10		4.80

Total from investment operations	2.53	1.77		0.93		2.00		4.73

Less distributions from net realized gains	(1.75)	—		—		—		—

Net asset value, end of year	$22.91	$22.13		$20.36		$19.43		$17.43

Total return[c]	11.24%	8.69%		4.79%		11.47%		37.24%
Ratios to average net assets
Expenses	0.99% [d]	1.01%	[d]	0.99%	[d]	0.99%	[d]	1.01%
Net investment income (loss)	(0.35)%	(0.27)%		(0.34)%		(0.58)%		(0.49)%

Supplemental data
Net assets, end of year (000’s)	$1,217,177	$1,184,521		$1,166,806		$1,142,048		$909,946
Portfolio turnover rate	66.94%	50.08%		74.39%		32.55%		45.00%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks 97.8%
Commercial Services 3.0%
[a]Concur Technologies Inc.	73,800	$2,672,298
FactSet Research Systems Inc.	276,700	15,412,190
Robert Half International Inc.	392,100	10,602,384
SEI Investments Co.	353,400	11,368,878

		40,055,750

Communications 5.3%
[a]Crown Castle International Corp.	388,000	16,140,800
[a]MetroPCS Communications Inc.	792,000	15,404,400
[a]NII Holdings Inc.	490,700	23,710,624
[a]SBA Communications Corp.	486,900	16,476,696
[a]TeleCorp PCS Inc., Escrow Account	262,900	—

		71,732,520

Consumer Durables 3.5%
[a]Activision Inc.	690,500	20,507,850
[a]NVR Inc.	21,900	11,475,600
[a]Scientific Games Corp., A	464,500	15,444,625

		47,428,075

Consumer Non-Durables 3.5%
Guess? Inc.	370,500	14,038,245
[a]Hansen Natural Corp.	489,400	21,675,526
Wolverine World Wide Inc.	474,400	11,632,288

		47,346,059

Consumer Services 1.8%
[a]Chipotle Mexican Grill Inc., B	92,800	11,419,040
International Game Technology	281,900	12,383,867

		23,802,907

Distribution Services 0.8%
[a]Henry Schein Inc.	166,800	10,241,520

Electronic Technology 21.6%
[a]F5 Networks Inc.	529,000	15,087,080
[a]FLIR Systems Inc.	1,150,600	36,013,780
[a]FormFactor Inc.	594,200	19,668,020
Garmin Ltd. (Cayman Islands)	166,700	16,169,900
Harris Corp.	499,400	31,302,392
[a]Lam Research Corp.	205,700	8,892,411
[a]Logitech International SA (Switzerland)	534,300	19,576,752
Maxim Integrated Products Inc.	532,100	14,090,008
Microchip Technology Inc.	260,800	8,194,336
[a]Microsemi Corp.	1,184,000	26,213,760
[a]Network Appliance Inc.	351,300	8,768,448
[a]Orbital Sciences Corp.	481,700	11,811,284
Precision Castparts Corp.	160,700	22,289,090
Rockwell Collins Inc.	204,700	14,732,259
[a]Silicon Laboratories Inc.	331,600	12,411,788
[a]Trimble Navigation Ltd.	460,700	13,931,568
[a]VeriFone Holdings Inc.	505,500	11,752,875

		290,905,751

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Energy Minerals 5.0%
[a]Bill Barrett Corp.	657,600	$27,533,712
[a]Mariner Energy Inc.	272,700	6,239,376
Noble Energy Inc.	210,600	16,746,912
[a]Southwestern Energy Co.	297,300	16,565,556

		67,085,556

Finance 5.7%
[a]Affiliated Managers Group Inc.	220,300	25,876,438
CapitalSource Inc.	980,187	17,241,489
East West Bancorp Inc.	371,700	9,006,291
[a]GFI Group Inc.	93,461	8,946,087
optionsXpress Holdings Inc.	447,800	15,144,596

		76,214,901

Health Services 5.9%
[a]Allscripts Healthcare Solutions Inc.	371,000	7,204,820
[a]Cerner Corp.	249,400	14,066,160
[a]Community Health Systems Inc.	146,400	5,396,304
[a]Coventry Health Care Inc.	232,500	13,775,625
[a]Express Scripts Inc.	358,000	26,134,000
Pharmaceutical Product Development Inc.	329,400	13,297,878

		79,874,787

Health Technology 10.9%
[a]Adams Respiratory Therapeutics Inc.	299,500	17,892,130
[a]American Medical Systems Holdings Inc.	737,500	10,664,250
C. R. Bard Inc.	256,900	24,354,120
[a]Gen-Probe Inc.	143,185	9,010,632
[a]Hologic Inc.	300,432	20,621,653
[a]Keryx Biopharmaceuticals Inc.	273,500	2,297,400
[a]Millennium Pharmaceuticals Inc.	684,200	10,249,316
[a]Myriad Genetics Inc.	124,500	5,779,290
[a]PDL BioPharma Inc.	345,000	6,044,400
[a]Varian Medical Systems Inc.	321,040	16,745,446
[a]Waters Corp.	295,900	23,396,813

		147,055,450

Industrial Services 5.6%
[a]FMC Technologies Inc.	388,400	22,022,280
[a]National-Oilwell Varco Inc.	244,800	17,983,008
Smith International Inc.	374,500	27,656,825
[a]Superior Energy Services Inc.	214,800	7,393,416

		75,055,529

Producer Manufacturing 9.3%
AMTEK Inc.	563,900	26,413,076
Flowserve Corp.	263,800	25,377,560
[a]JA Solar Holdings Co. Ltd., ADR (China)	103,424	7,220,030
[a]Mettler-Toledo International Inc. (Switzerland)	173,900	19,789,820
[a]SunPower Corp., A	135,400	17,654,806
[a]Terex Corp.	266,400	17,467,848
Trinity Industries Inc.	390,300	10,834,728

		124,757,868

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Small-Mid Cap Growth Securities Fund	Shares	Value
Common Stocks (continued)
Real Estate Development 0.8%
Jones Lang LaSalle Inc.	156,300	$11,122,308

Real Estate Investment Trusts 1.6%
FelCor Lodging Trust Inc.	390,800	6,092,572
iStar Financial Inc.	583,400	15,197,570

		21,290,142

Retail Trade 4.1%
[a]Dick’s Sporting Goods Inc.	426,800	11,847,968
The Men’s Wearhouse Inc.	281,700	7,600,266
Nordstrom Inc.	272,800	10,019,944
PetSmart Inc.	477,500	11,235,575
[a]Tractor Supply Co.	235,998	8,481,768
[a]Zumiez Inc.	255,600	6,226,416

		55,411,937

Technology Services 5.7%
[a]Cognizant Technology Solutions Corp., A	534,400	18,137,536
[a]Equinix Inc.	126,700	12,805,569
Global Payments Inc.	343,000	15,956,360
[a]Internap Network Services Corp.	393,700	3,279,521
[a]Nuance Communications Inc.	872,690	16,301,849
[a]Omniture Inc.	115,200	3,835,008
[a]Salesforce.com Inc.	99,000	6,206,310

		76,522,153

Transportation 2.9%
C.H. Robinson Worldwide Inc.	355,100	19,218,012
Expeditors International of Washington Inc.	154,100	6,885,188
[a]Ryanair Holdings PLC, ADR (Ireland)	307,100	12,112,024

		38,215,224

Utilities 0.8%
International Power PLC (United Kingdom)	1,242,600	11,196,844

Total Common Stocks (Cost $1,026,617,092)		1,315,315,281

Short Term Investment (Cost $35,199,041) 2.6%
Money Market Fund 2.6%
[b]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.58%	35,199,041	35,199,041

Total Investments (Cost $1,061,816,133) 100.4%		1,350,514,322
Other Assets, less Liabilities (0.4)%		(5,734,828)

Net Assets 100.0%		$1,344,779,494

Selected Portfolio Abbreviations

ADR - American Depository Receipt

aNon-income producing for the twelve months ended December 31, 2007.

bSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Small-Mid Cap Growth Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,026,617,092
Cost - Sweep Money Fund (Note 7)	35,199,041

Total cost of investments	$1,061,816,133

Value - Unaffiliated issuers	$1,315,315,281
Value - Sweep Money Fund (Note 7)	35,199,041

Total value of investments	1,350,514,322
Cash	68
Receivables:
Investment securities sold	2,631,499
Capital shares sold	593,381
Dividends	549,574

Total assets	1,354,288,844

Liabilities:
Payables:
Investment securities purchased	6,609,577
Capital shares redeemed	1,353,030
Affiliates	1,323,391
Accrued expenses and other liabilities	223,352

Total liabilities	9,509,350

Net assets, at value	$1,344,779,494

Net assets consist of:
Paid-in capital	$928,073,394
Net unrealized appreciation (depreciation)	288,698,189
Accumulated net realized gain (loss)	128,007,911

Net assets, at value	$1,344,779,494

Class 1:
Net assets, at value	$127,602,419

Shares outstanding	5,455,492

Net asset value and maximum offering price per share	$23.39

Class 2:
Net assets, at value	$1,217,177,075

Shares outstanding	53,138,342

Net asset value and maximum offering price per share	$22.91

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Small-Mid Cap Growth Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$5,519,394
Sweep Money Fund (Note 7)	3,428,916

Total investment income	8,948,310

Expenses:
Management fees (Note 3a)	6,328,498
Administrative fees (Note 3b)	3,448,980
Distribution fees - Class 2 (Note 3c)	3,108,840
Unaffiliated transfer agent fees	14,616
Custodian fees (Note 4)	23,854
Reports to shareholders	355,700
Professional fees	53,403
Trustees’ fees and expenses	5,931
Other	32,551

Total expenses	13,372,373
Expense reductions (Note 4)	(332)

Net expenses	13,372,041

Net investment income (loss)	(4,423,731)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	130,366,309
Foreign currency transactions	11,953

Net realized gain (loss)	130,378,262

Net change in unrealized appreciation (depreciation) on investments	18,672,522

Net realized and unrealized gain (loss)	149,050,784

Net increase (decrease) in net assets resulting from operations	$144,627,053

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Small-Mid Cap Growth Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(4,423,731)	$(3,242,291)
Net realized gain (loss) from investments and foreign currency transactions	130,378,262	120,953,840
Net change in unrealized appreciation (depreciation) on investments	18,672,522	(7,466,762)

Net increase (decrease) in net assets resulting from operations	144,627,053	110,244,787

Distributions to shareholders from:
Net realized gains:
Class 1	(9,661,762)	—
Class 2	(90,011,100)	—

Total distributions to shareholders	(99,672,862)	—

Capital share transactions: (Note 2)
Class 1	(13,249,140)	(34,244,740)
Class 2	(6,848,695)	(79,967,790)

Total capital share transactions	(20,097,835)	(114,212,530)

Net increase (decrease) in net assets	24,856,356	(3,967,743)
Net assets (there is no undistributed net investment income at beginning or end of year):
Beginning of year	1,319,923,138	1,323,890,881

End of year	$1,344,779,494	$1,319,923,138

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Small-Mid Cap Growth Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Foreign Currency Contracts (continued)

parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	285,123	$6,820,258	271,880	$5,845,451
Shares issued in reinvestment of distributions	402,909	9,661,762	—	—
Shares redeemed	(1,248,072)	(29,731,160)	(1,858,715)	(40,090,191)

Net increase (decrease)	(560,040)	$(13,249,140)	(1,586,835)	$(34,244,740)

Class 2 Shares:
Shares sold	6,795,214	$159,505,591	13,612,701	$287,694,618
Shares issued in reinvestment of distributions	3,827,003	90,011,100	—	—
Shares redeemed	(11,015,609)	(256,365,386)	(17,380,315)	(367,662,408)

Net increase (decrease)	(393,392)	$(6,848,695)	(3,767,614)	$(79,967,790)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.25% per year of the average daily net assets of the Fund.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized capital losses of $3,762,591.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$6,620,243	$—
Long term capital gain	93,052,619	—

	$99,672,862	$—

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,062,548,816

Unrealized appreciation	$354,503,400
Unrealized depreciation	(66,537,894)

Net unrealized appreciation (depreciation)	$287,965,506

Distributable earnings-undistributed long term capital gains	$132,503,185

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Small-Mid Cap Growth Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $884,855,696 and $950,930,301, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Franklin Templeton Variable Insurance Products Trust

Franklin Small-Mid Cap Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Small-Mid Cap Growth Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

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Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Small-Mid Cap Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund designates the maximum amount allowable but no less than $132,507,097 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

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FRANKLIN STRATEGIC INCOME SECURITIES FUND

This annual report for Franklin Strategic Income Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	Since Inception (7/1/99)
Average Annual Total Return	+6.20%	+9.19%	+7.41%

Total Return Index Comparison for Hypothetical $10,000 Investment (7/1/99–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Lehman Brothers (LB) U.S. Aggregate Index and the Lipper Multi-Sector Income Funds Classification Average. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin Strategic Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goals and Main Investments: Franklin Strategic Income Securities Fund seeks a high level of current income, with capital appreciation over the long term as a secondary goal. The Fund normally invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets. Debt securities may be high yield and lower rated and include all varieties of fixed and floating rate income securities, including bonds, mortgage securities and other asset-backed and convertible securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund underperformed the LB U.S. Aggregate Index’s +6.97% return, and outperformed the Lipper Multi-Sector Income Funds Classification Average’s +4.51% return.1

Economic and Market Overview

The U.S. economy grew at a moderate but uneven pace for the year ended December 31, 2007. After starting 2007 with first quarter gross domestic product (GDP) growth of 0.6% annualized, the economy accelerated to a strong second quarter growth rate of 3.8% annualized, fueled by a surge in exports. In the third quarter, GDP growth advanced at a 4.9% annualized rate, the fastest pace in four years. For most of the reporting period, consumer spending and personal income supported economic expansion, but signs of a slowing economy became evident as a number of indicators reflected a housing market correction, financial market strains and softening business and consumer spending, as well as upward inflation pressures from increasing food, energy and commodity prices and a weaker dollar. In the fourth quarter, GDP growth slowed to an estimated 0.6% annualized rate.

Oil prices exhibited continued volatility, reaching a historical high in November. Core inflation, which excludes food and energy costs, rose modestly for the year, signaling that inflation risk remains. For December 2007, core inflation had a 12-month increase of 2.4%.2 The Federal Reserve Board’s (Fed’s) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 2.2%.3

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.

Fund Risks: Because the Fund invests in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social developments. The Fund’s prospectus also includes a description of the main investment risks.

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As investor uncertainty continued in the latter half of 2007, the Fed remained committed to act in an effort to restore normalcy to U.S. financial markets. The Fed cut the discount rate (the Fed’s interest rate charged to member banks) four times, bringing the rate to 4.75%. It also lowered the federal funds target rate three times. Minutes released from its December meeting, in which the Fed lowered the federal funds target rate to 4.25%, cited an uncertain outlook for economic growth and inflation and the need for the committee to be “exceptionally alert to economic and financial developments.”

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 3.05% at the end of December, down from 4.82% a year earlier. The 10-year U.S. Treasury note ended December yielding 4.04%, compared with 4.71% at the beginning of the period.

Global economic growth remained strong during the reporting period despite a credit crunch in the second half of the year prompted by the deteriorating U.S. housing sector. Robust economic growth in many emerging markets contrasted with more moderate growth in developed markets where deficient financial liquidity had a larger impact. The rapid rise among developing economies resulted in increased demand from local consumers. Greater food and energy consumption led to high commodity prices throughout the year, benefiting countries exporting these goods. High prices also contributed to inflationary pressures already present in several economies after years of continued above-trend growth. Strong economic growth and rising interest rates in many economies contrasted with the U.S.’s weak growth and falling interest rates, which caused significant U.S. dollar depreciation during the year.

Investment Strategy

We allocate our investments among the various types of debt available based on our assessment of changing economic, global market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, seeking to take advantage of varying sector reactions to economic events. For example, we may evaluate business cycles, yield curves, country risk, and the relative interest rates among currencies, and values between and within markets. In selecting debt securities, we generally conduct our own analysis of the security’s intrinsic value rather than simply relying on the coupon rate or rating.

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Portfolio Breakdown

Franklin Strategic Income Securities Fund

Based on Total Net Assets

	12/31/07	12/31/06

High Yield Corporate Bonds & Preferred Stocks	25.7%	30.8%

Mortgages & Other Asset-Backed Bonds	15.3%	12.2%

Floating Rate Bank Loans	15.2%	11.9%

Other International Bonds (non-$US)	12.7%	14.7%

International Developed Country Bonds (non-$US)	9.3%	9.8%

U.S. Government & Agency Bonds*	7.2%	8.8%

Investment Grade Corporate Bonds	6.2%	4.1%

Convertible Securities	2.9%	2.1%

Emerging Market Bonds ($US)	1.7%	3.2%

Short-Term Investments & Other Net Assets**	3.8%	2.4%

*As of 12/31/07, includes 0.2% denominated in non-U.S. dollars, and 0.9% in TIPS. As of 12/31/06, includes 1.1% denominated in non-U.S. dollars and 2.1% in TIPS.

**Includes gains/losses on forward currency contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Manager’s Discussion

During the fiscal year under review, Franklin Strategic Income Securities Fund underperformed the LB U.S. Aggregate Index, and outperformed the Lipper Multi-Sector Income Funds Classification Average. The Fund’s lower weighting in U.S. interest-rate-sensitive sectors, such as U.S. Treasury and agency debt, during a period of declining interest rates hindered results relative to the LB U.S. Aggregate Index. Compared to the Lipper Average, the Fund’s performance was aided by its non-U.S. dollar government bond positions, which benefited from significant U.S. dollar depreciation during the period.

During the first half of 2007, global fixed income markets generally experienced rising interest rates, which pressured fixed income returns. In addition, the Fed kept the federal funds target rate steady given expected healthy domestic economic growth. Beginning in June, however, global fixed income markets exhibited significant volatility stemming from U.S. housing market deterioration. Rising delinquencies and defaults, particularly for residential subprime mortgages, put pressure on prices and ratings of various structured vehicles that held these

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instruments. This led to rising risk aversion across the credit markets as many financial institutions sought to reduce their overall credit risk.

A lower federal funds target rate combined with heightened investor risk aversion pushed U.S. Treasury prices higher and yields fell. Given the declines in U.S. interest rates, Treasury bonds provided above-coupon returns during the Fund’s fiscal year. Agency mortgage-backed securities lagged Treasury securities’ performance in light of widening mortgage market spreads and increased prepayment sensitivity. Asset-backed securities (ABS) significantly underperformed Treasuries, driven largely by weakness in securities tied to subprime home equity loans. Consequently, the Fund’s heavier exposure to agency mortgages than Treasuries hindered performance. During the reporting period, the Fund added to its holdings in commercial mortgage-backed securities and credit-card ABS as valuations fell in these sectors and our assessment of fundamentals remained supportive.

In terms of more credit-sensitive fixed income sectors, after experiencing strong relative performance during the first five months of the year, the high yield corporate bond and leveraged corporate bank loan sectors experienced declining prices and widening yield spreads during the latter half of the period. Although fundamentals for noninvestment-grade issuers remained supportive (with default rates near historical lows), a significant forward supply of lower-rated loans and corporate bond issues, primarily to fund announced leveraged buyout transactions, weighed on these markets. In addition, funding for structured vehicles, which had been the largest buyer of leveraged bank loans, dried up as their liability costs rose. Spreads for high yield corporate bonds rose from 3.2% to 5.9% by period-end, while secondary prices for leveraged bank loans fell below par.4 The Fund reduced exposure to high yield corporate bonds in favor of bank loans over the past several quarters. Overall, these sectors generated similar total returns over the past year. However, following the sell-off, we believed valuations for senior secured bank loans had become increasingly attractive. As a result, the Fund added to its loan exposure during the period.

4. Source: Credit Suisse.

FSI-5

Beginning in June 2007, spreads for U.S. dollar-denominated emerging market bonds also rose, although to a lesser extent than for high yield corporate bonds. The Fund’s low exposure to this sector, at 1.7% of total net assets at period-end, therefore benefited performance relative to certain of our peers. The Fund attempted to take advantage of dislocations in the investment-grade financial corporate sector by adding exposure to select bank and brokerage bonds at historically cheap valuations. We believed the earnings pressure and write-offs for the issuers would not ultimately threaten these institutions’ viability.

The non-U.S. dollar sovereign fixed income sector was the standout performer during the fiscal year as the U.S. dollar experienced significant, broad-based depreciation. The structural imbalances caused by the U.S. current account deficit as well as the reduction in short-term U.S. interest rates relative to certain other countries pressured the U.S. dollar. Throughout the period, we held a significant weighting in non-U.S. dollar-denominated bonds based on our belief that these trends could cause further longer-term U.S. dollar weakness. Over the period, gains in the Fund’s non-dollar bond positions included Canada, Brazil, Norway and Poland.

The Fund added exposure to the convertible securities sector during the fiscal year, leveraging the expertise of Franklin Templeton Investments’ equity and convertible research groups. However, overall exposure to this asset class compared with other asset classes remained relatively low at period-end.

Thank you for your participation in Franklin Strategic Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FSI-6

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Strategic Income Securities Fund – Class 1

FSI-7

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,028.20	$3.17
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.62%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FSI-8

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.73	$12.43	$12.92	$12.16	$10.37

Income from investment operations[a]:
Net investment income[b]	0.73	0.69	0.65	0.67	0.65
Net realized and unrealized gains (losses)	0.04	0.32	(0.44)	0.51	1.44

Total from investment operations	0.77	1.01	0.21	1.18	2.09

Less distributions from:
Net investment income	(0.68)	(0.63)	(0.60)	(0.40)	(0.30)
Net realized gains	(0.04)	(0.08)	(0.10)	(0.02)	—

Total distributions	(0.72)	(0.71)	(0.70)	(0.42)	(0.30)

Net asset value, end of year	$12.78	$12.73	$12.43	$12.92	$12.16

Total return[c]	6.20%	8.51%	1.73%	10.01%	20.36%
Ratios to average net assets
Expenses	0.62% [e]	0.62% [e]	0.66% [e]	0.66% [e]	0.65%
Net investment income	5.72%	5.51%	5.21%	5.45%	5.69%

Supplemental data
Net assets, end of year (000’s)	$1,086,850	$902,071	$740,352	$571,067	$359,947
Portfolio turnover rate	46.88%	47.88%	40.56%	50.21%	49.87%
Portfolio turnover rate excluding mortgage dollar rolls[d]	46.43%	44.58%	40.07%	38.39%	32.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dSee Note 1e regarding mortgage dollar rolls.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSI-9

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Strategic Income Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.56	$12.27	$12.78	$12.05	$10.29

Income from investment operations[a]:
Net investment income[b]	0.69	0.65	0.61	0.63	0.62
Net realized and unrealized gains (losses)	0.05	0.31	(0.44)	0.51	1.43

Total from investment operations	0.74	0.96	0.17	1.14	2.05

Less distributions from:
Net investment income	(0.66)	(0.59)	(0.58)	(0.39)	(0.29)
Net realized gains	(0.04)	(0.08)	(0.10)	(0.02)	—

Total distributions	(0.70)	(0.67)	(0.68)	(0.41)	(0.29)

Net asset value, end of year	$12.60	$12.56	$12.27	$12.78	$12.05

Total return[c]	5.91%	8.24%	1.46%	9.80%	20.10%
Ratios to average net assets
Expenses	0.87% [e]	0.87% [e]	0.91% [e]	0.91% [e]	0.90%
Net investment income	5.47%	5.26%	4.96%	5.20%	5.44%

Supplemental data
Net assets, end of year (000’s)	$24,613	$11,753	$19,514	$4,657	$1,841
Portfolio turnover rate	46.88%	47.88%	40.56%	50.21%	49.87%
Portfolio turnover rate excluding mortgage dollar rolls[d]	46.43%	44.58%	40.07%	38.39%	32.74%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dSee Note 1e regarding mortgage dollar rolls.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FSI-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Strategic Income Securities Fund	Country/ Organization	Shares	Value
Long Term Investments 93.5%
Convertible Preferred Stocks 1.3%
Consumer Durables 0.2%
General Motors Corp., 1.50%, cvt. pfd., D	United States	104,000	$2,535,000

Finance 0.8%
Affiliated Managers Group Inc., 5.10%, cvt. pfd.	United States	62,000	3,270,500
[a]CIT Group Inc., 7.75%, cvt. pfd., D	United States	140,000	2,640,400
E*TRADE Financial Corp., 6.125%, cvt. pfd.	United States	170,000	963,900
[a]Washington Mutual Inc., 7.75%, cvt. pfd., R	United States	2,000	1,770,000

			8,644,800

Non-Energy Minerals 0.3%
Freeport-McMoRan Copper & Gold Inc., 6.75%, cvt. pfd.	United States	20,000	3,018,400

Total Convertible Preferred Stocks (Cost $18,085,886)			14,198,200

Preferred Stocks 0.4%
Finance 0.4%
[a]FHLMC, 8.375%, pfd.	United States	82,800	2,161,080
[a]FNMA, 8.25%, pfd.	United States	80,000	2,056,000

Total Preferred Stocks (Cost $4,070,000)			4,217,080

		Principal Amount[b]
[c,d]Senior Floating Rate Interests 15.1%
Commercial Services 1.8%
Affiliated Computer Services Inc.,
Additional Term Loan, 6.845% - 7.243%, 3/20/13	United States	3,161,943	3,065,513
Term Loan B, 6.865%, 3/20/13	United States	329,280	319,237
ARAMARK Corp.,
Synthetic L/C, 5.198%, 1/26/14	United States	189,897	180,069
Term Loan B, 6.705%, 1/26/14	United States	2,656,975	2,519,476
Dealer Computer Services Inc. (Reynolds & Reynolds), First Lien Term Loan, 6.843%, 10/26/12	United States	2,655,053	2,561,170
First Data Corp., Term Loan B-2, 7.58% - 7.634%, 9/24/14	United States	4,089,750	3,879,128
IDEARC Inc., Term Loan B, 6.830%, 11/17/14	United States	2,882,392	2,752,051
Laureate Education Inc., Closing Date Term Loan, 8.729%, 9/25/14	United States	2,177,802	2,097,311
R.H. Donnelley Inc., Term Loan D-2, 6.33% - 6.66%, 6/30/11	United States	3,181,290	3,081,812

			20,455,767

Communications 0.8%
Alaska Communications Systems Holdings Inc.,
2005 Incremental Loan, 6.58%, 2/01/12	United States	54,400	51,567
2006 Incremental Loan, 6.58%, 2/01/12	United States	180,000	170,579
Term Loan, 6.58%, 2/01/12	United States	3,135,600	2,971,263
Alltel Communications Corp., Term Loan B-3, 7.778%, 6/30/15	United States	2,793,000	2,673,934
Windstream Corp., Tranche B-1, 6.714%, 7/17/13	United States	3,297,600	3,223,404

			9,090,747

Consumer Durables 0.4%
Jarden Corp.,
Term Loan B1, 6.58%, 1/24/12	United States	462,269	443,427
Term Loan B2, 6.58%, 1/24/12	United States	2,525,649	2,423,612

FSI-11

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Long Term Investments (continued)
[c,d]Senior Floating Rate Interests (continued)
Consumer Durables (continued)
Stile Acquisition Corp. (Masonite), Canadian Term Loan, 6.83% - 7.084%, 4/05/13	Canada	1,013,956	$919,384
Stile U.S. Acquisition Corp. (Masonite), U.S. Term Loan, 6.83% - 7.084%, 4/05/13	United States	1,015,683	920,951

			4,707,374

Consumer Non-Durables 1.0%
CBRL Group (Cracker Barrel),
Term Loan B1, 6.40%, 4/27/13	United States	2,451,992	2,327,259
Term Loan B2 (Delayed Draw), 6.38% - 6.40%, 4/27/13	United States	110,116	104,515
Constellation Brands Inc., Term Loan B, 6.438% - 6.688%, 6/05/13	United States	2,722,400	2,635,746
Dean Foods Co., Term Loan B, 6.58%, 4/02/14	United States	2,977,997	2,786,512
The William Carter Co., Term Loan B, 6.355% - 6.46%, 7/14/12	United States	3,122,697	3,006,220

			10,860,252

Consumer Services 3.8%
Citadel Broadcasting Corp., Term Loan B, 6.455% - 6.475%, 6/12/14	United States	4,023,883	3,641,171
CSC Holdings Inc. (Cablevision), Incremental Term Loan, 6.896%, 3/29/13	United States	3,051,708	2,869,827
Green Valley Ranch Gaming LLC, Term Loan B, 6.843% - 7.081%, 2/16/14	United States	305,964	289,934
Insight Midwest Holdings, Term Loan B, 7.00%, 4/02/14	United States	3,073,000	2,953,552
MCC Iowa,
Term Loan D-1, 6.69%, 1/31/15	United States	876,122	807,443
Term Loan D-2 (Delayed Draw), 6.60% - 6.69%, 1/31/15	United States	850,014	783,381
Mediacom LLC, Term Loan C, 6.60% - 6.69%, 1/31/15	United States	1,991,976	1,835,825
National CineMedia LLC, Term Loan, 6.87%, 2/13/15	United States	3,090,000	2,893,136
OSI Restaurant Partners LLC (Outback),
Pre-Funded Revolving Credit, 4.878%, 6/14/13	United States	299,750	278,165
Term Loan B, 7.125%, 6/14/14	United States	3,776,846	3,499,588
Penn National Gaming Inc., Term Loan B, 6.58% - 6.76%, 10/03/12	United States	3,019,897	2,983,869
Regal Cinemas Corp., Term Loan, 6.33%, 10/27/13	United States	3,760,271	3,558,758
Sabre Inc., Term Loan B, 6.96%, 9/30/14	United States	2,235,158	2,043,873
Tribune Co., Term Loan B, 7.91%, 5/16/14	United States	4,029,750	3,409,410
Univision Communications Inc., Term Loan B, 7.095% - 7.21%, 9/29/14	United States	2,995,973	2,736,792
UPC Financing Partnership, Term Loan N, 7.13%, 12/31/14	Netherlands	2,970,000	2,775,881
VML U.S. Finance LLC (Venetian Macau),
Delay Draw, 7.08%, 5/25/12	Macau	1,281,852	1,226,642
New Project Term Loan, 7.08%, 5/25/13	Macau	702,778	669,579
Term Loan B, 7.08%, 5/24/13	Macau	2,230,370	2,128,955

			41,385,781

Electronic Technology 0.5%
Flextronics International USA Inc.,
Term Loan A, 7.394% - 7.395%, 10/01/14	United States	2,539,787	2,476,699
Term Loan A-1, 7.455%, 10/01/14	United States	729,824	711,695
Hawker Beechcraft Inc.,
Synthetic L/C, 4.73%, 3/26/14	United States	173,852	166,394
Term Loan B, 6.83%, 3/26/14	United States	2,039,204	1,951,722

			5,306,510

Energy Minerals 0.3%
Citgo Petroleum Corp., Term Loan B, 6.435%, 11/15/12	United States	2,328,531	2,260,189
Western Refining Inc., Term Loan B, 6.595%, 5/30/14	United States	808,438	776,860

			3,037,049

FSI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Long Term Investments (continued)
[c,d]Senior Floating Rate Interests (continued)
Finance 0.8%
Avis Budget Car Rental LLC, Term Loan, 6.21%, 4/19/12	United States	2,635,572	$2,528,120
Hertz Corp.,
Credit Link, 4.91%, 12/21/12	United States	277,778	270,611
Term Loan B, 6.75% - 6.92%, 12/21/12	United States	1,540,058	1,500,325
[e]Nuveen Investments Inc., Term Loan B, 7.25%, 11/13/14	United States	2,200,000	2,169,838
TD Ameritrade Holding Corp., Term Loan B, 6.35%, 12/31/12	United States	2,118,539	2,064,410

			8,533,304

Health Services 1.1%
Community Health Systems Inc., Term Loan, 7.331%, 7/25/14	United States	2,992,464	2,876,357
[e]DaVita Inc., Term Loan B-1, 6.35% - 6.74%, 10/05/12	United States	680,000	652,569
Fresenius Medical Care Holdings Inc., Term Loan B, 6.205% - 6.624%, 3/31/13	United States	2,646,573	2,552,329
HCA Inc., Term Loan B-1, 7.08%, 11/18/13	United States	3,641,782	3,490,502
Health Management Associates Inc., Term Loan B, 6.58% - 6.595%, 2/28/14	United States	1,826,118	1,698,837
LifePoint Hospitals Inc., Term Loan B, 6.715%, 4/15/12	United States	1,476,576	1,406,320

			12,676,914

Health Technology 0.1%
Bausch and Lomb Inc., Parent Term Loan B, 8.08%, 4/28/15	United States	800,000	795,920
Carestream Health Inc., Term Loan, 6.83% - 7.327%, 4/30/13	United States	281,597	259,894

			1,055,814

Industrial Services 0.3%
Allied Waste North America Inc.,
Credit Link, 5.43%, 3/28/14	United States	658,354	632,349
Term Loan B, 6.36% - 6.88%, 3/28/14	United States	1,095,007	1,051,754
Knight Inc. (Kinder Morgan), Term Loan B, 6.35%, 5/30/14	United States	2,152,013	2,130,601

			3,814,704

Process Industries 1.4%
Celanese U.S. Holdings LLC, Dollar Term Loan, 6.979%, 4/02/14	United States	2,512,375	2,412,558
[e]Domtar Corp., Term Loan, 6.403%, 3/07/14	United States	2,797,990	2,677,341
Georgia-Pacific Corp.,
Additional Term Loan, 6.58% - 6.896%, 12/20/12	United States	638,259	604,674
Term Loan B, 6.58% - 6.896%, 12/20/12	United States	2,127,165	2,011,745
Hexion Specialty Chemicals B.V.,
Term Loan C-1, 7.50%, 5/03/13	United States	2,795,777	2,714,168
Term Loan C-2, 7.125%, 5/03/13	United States	605,785	588,102
Ineos U.S. Finance LLC,
Term Loan B2, 7.357%, 12/16/13	United States	1,070,356	1,035,463
Term Loan C2, 7.857%, 12/23/14	United States	1,070,356	1,031,780
Nalco Co., Term Loan B, 6.48% - 7.12%, 11/04/10	United States	2,156,300	2,117,767

			15,193,598

Producer Manufacturing 1.0%
Allison Transmission, Term Loan B, 7.90% - 8.00%, 8/07/14	United States	2,700,000	2,513,052
Baldor Electric Co., Term Loan B, 6.75% - 7.125%, 1/31/14	United States	2,404,433	2,353,459
Bucyrus International Inc., Tranche B Dollar Term Loan, 6.378% - 6.725%, 5/04/14	United States	272,318	265,286
Dresser Inc., Term Loan B, 6.449% - 7.345%, 5/04/14	United States	3,236,070	3,120,802
Key Safety Systems Inc., Term Loan B, 7.09% - 7.45%, 3/10/14	United States	288,550	267,930
Oshkosh Truck Corp., Term Loan B, 6.90%, 12/06/13	United States	3,113,106	2,967,942

			11,488,471

FSI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Long Term Investments (continued)
[c,d]Senior Floating Rate Interests (continued)
Real Estate Investment Trusts 0.4%
Capital Automotive REIT, Term Loan B, 6.98%, 12/15/10	United States	2,663,963	$2,593,341
Macerich Co., Term Loan B, 6.75%, 4/25/10	United States	1,842,000	1,796,300

			4,389,641

Technology Services 0.3%
SunGard Data Systems Inc., New U.S. Term Loan, 6.898%, 2/28/14	United States	3,838,164	3,696,996

Utilities 1.1%
Dynegy Holdings Inc.,
Term L/C Facility, 6.355%, 4/02/13	United States	2,724,468	2,547,487
Term Loan B, 6.752%, 4/02/13	United States	100,281	93,766
Niska Gas Storage Canada ULC (C/R Gas),
Asset Sale Term Loan, 6.741%, 5/13/11	Canada	269,614	260,560
Canadian Term Loan, 7.323%, 5/12/13	Canada	1,526,193	1,472,593
Niska Gas Storage U.S. LLC (C/R Gas),
Delay Draw, 6.808%, 5/12/13	United States	167,523	160,211
U.S. Term Loan, 7.323%, 5/12/13	United States	247,306	236,094
NRG Energy Inc.,
Credit Link, 6.48%, 2/01/13	United States	890,930	848,174
Term Loan, 6.58%, 2/01/13	United States	1,929,689	1,837,083
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 8.396%, 10/10/14	United States	4,100,000	4,018,041
TPF Generation Holdings LLC,
Synthetic L/C, 4.83%, 12/15/13	United States	136,618	131,739
Synthetic Revolver, 4.73%, 12/15/11	United States	42,827	40,803
Term Loan, 7.198%,12/15/13	United States	698,725	673,774

			12,320,325

Total Senior Floating Rate Interests (Cost $175,222,428)			168,013,247

Corporate Bonds 31.9%
Commercial Services 2.1%
ARAMARK Corp., senior note, 8.50%, 2/01/15	United States	3,000,000	3,052,500
[f]Ceva Group PLC, senior note, 144A, 10.00%, 9/01/14	United Kingdom	2,000,000	2,065,000
Dex Media West LLC, senior sub. note, 9.875%, 8/15/13	United States	2,200,000	2,293,500
IDEARC Inc., senior note, 8.00%, 11/15/16	United States	2,000,000	1,845,000
Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18	United States	3,000,000	3,168,750
JohnsonDiversey Holdings Inc., senior disc. note, 10.67%, 5/15/13	United States	900,000	913,500
JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12	United States	1,900,000	1,952,250
Lamar Media Corp., senior sub. note,
7.25%, 1/01/13	United States	2,800,000	2,814,000
6.625%, 8/15/15	United States	400,000	391,000
R.H. Donnelley Corp., senior note,
8.875%, 1/15/16	United States	1,100,000	1,034,000
[f]144A, 8.875%, 10/15/17	United States	1,100,000	1,023,000
RSC Equipment Rental Inc., senior note, 9.50%, 12/01/14	United States	2,900,000	2,610,000

			23,162,500

Communications 3.4%
[f]American Tower Corp., senior note, 144A, 7.00%, 10/15/17	United States	2,900,000	2,929,000
AT&T Inc., 4.95%, 1/15/13	United States	2,500,000	2,516,097
[f]Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15	Jamaica	2,900,000	2,660,750
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,300,000	3,405,620
Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08, 10.375% thereafter, 11/15/12	United Kingdom	2,800,000	2,733,500

FSI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Communications (continued)
Intelsat Intermediate, senior note, zero cpn. to 2/01/10, 9.25% thereafter, 2/01/15	Bermuda	400,000	$329,000
Intelsat Subsidiary Holding Co. Ltd., senior note, 8.25%, 1/15/13	Bermuda	3,500,000	3,535,000
MetroPCS Wireless Inc., senior note, 9.25%, 11/01/14	United States	2,700,000	2,551,500
Millicom International Cellular SA, senior note, 10.00%, 12/01/13	Luxembourg	3,000,000	3,210,000
Qwest Communications International Inc., senior note, 7.50%, 2/15/14	United States	3,400,000	3,408,500
Telecom Italia Capital, senior note, 4.95%, 9/30/14	Italy	2,700,000	2,603,988
Verizon New York Inc., senior deb.,
A, 6.875%, 4/01/12	United States	2,700,000	2,867,351
B, 7.375%, 4/01/32	United States	400,000	440,436
[f]Wind Acquisition Finance SA, senior note, 144A, 10.75%, 12/01/15	Italy	2,700,000	2,956,500
Windstream Corp., senior note, 8.625%, 8/01/16	United States	1,700,000	1,793,500

			37,940,742

Consumer Durables 1.7%
Beazer Homes USA Inc., senior note, 8.125%, 6/15/16	United States	600,000	450,000
D.R. Horton Inc., senior note, 6.50%, 4/15/16	United States	3,000,000	2,606,853
Ford Motor Credit Co. LLC, senior note,
5.80%, 1/12/09	United States	3,200,000	3,038,147
9.875%, 8/10/11	United States	3,000,000	2,839,563
General Motors Corp., senior deb., 8.25%, 7/15/23	United States	3,000,000	2,400,000
Jarden Corp., senior sub. note, 7.50%, 5/01/17	United States	2,900,000	2,508,500
Jostens IH Corp., senior sub. note, 7.625%, 10/01/12	United States	1,900,000	1,919,000
KB Home, senior note,
6.25%, 6/15/15	United States	1,800,000	1,575,000
7.25%, 6/15/18	United States	1,900,000	1,729,000

			19,066,063

Consumer Non-Durables 0.8%
Dean Foods Inc., senior note, 7.00%, 6/01/16	United States	600,000	537,000
Dole Foods Co., senior note, 7.25%, 6/15/10	United States	100,000	91,500
Kraft Foods Inc., 6.125%, 2/01/18	United States	1,400,000	1,413,335
Reynolds American Inc., senior secured note, 7.625%, 6/01/16	United States	3,300,000	3,524,387
Smithfield Foods Inc., senior note, 7.75%,
5/15/13	United States	1,500,000	1,485,000
7/01/17	United States	1,700,000	1,653,250

			8,704,472

Consumer Services 4.9%
Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12	United States	400,000	390,000
CanWest Media Inc., senior sub. note, 8.00%, 9/15/12	Canada	2,800,000	2,656,500
CCH I LLC, senior secured note, 11.00%, 10/01/15	United States	1,400,000	1,148,000
CCH II LLC, senior note, 10.25%, 9/15/10	United States	3,700,000	3,644,500
Comcast Corp., senior note, 6.30%, 11/15/17	United States	3,000,000	3,118,293
CSC Holdings Inc.,
senior deb., 7.625%, 7/15/18	United States	2,100,000	1,939,875
senior note, 6.75%, 4/15/12	United States	300,000	288,375
EchoStar DBS Corp., senior note, 6.375%, 10/01/11	United States	2,900,000	2,872,450
[f]Fontainebleau Las Vegas, 144A, 10.25%, 6/15/15	United States	2,100,000	1,832,250
Harrah’s Operating Co. Inc., senior note, 6.50%, 6/01/16	United States	1,500,000	1,119,161
Liberty Media Corp., senior note, 5.70%, 5/15/13	United States	3,000,000	2,794,236
LIN Television Corp., senior sub. note, 6.50%, 5/15/13	United States	2,400,000	2,271,000

FSI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Consumer Services (continued)
MGM MIRAGE, senior note, 6.625%, 7/15/15	United States	4,100,000	$3,864,250
[f]Outback Steakhouse Inc., senior note, 144A, 10.00%, 6/15/15	United States	2,100,000	1,543,500
Pinnacle Entertainment Inc., senior sub. note,
8.25%, 3/15/12	United States	200,000	203,000
8.75%, 10/01/13	United States	2,200,000	2,249,500
Quebecor Media Inc.,
[f]144A, 7.75%, 3/15/16	Canada	200,000	193,000
senior note, 7.75%, 3/15/16	Canada	2,700,000	2,605,500
Radio One Inc., senior sub. note, 6.375%, 2/15/13	United States	2,800,000	2,327,500
[f]Rainbow National Services LLC, senior sub. deb., 144A, 10.375%, 9/01/14	United States	1,535,000	1,671,231
Royal Caribbean Cruises Ltd., senior deb., 7.25%, 3/15/18	United States	3,300,000	3,184,540
Station Casinos Inc.,
senior note, 6.00%, 4/01/12	United States	700,000	626,500
senior sub. note, 6.50%, 2/01/14	United States	700,000	528,500
senior sub. note, 6.875%, 3/01/16	United States	1,800,000	1,323,000
Time Warner Inc., 5.875%, 11/15/16	United States	3,500,000	3,484,435
[f]Univision Communications Inc., senior note, 144A, PIK, 9.75%, 3/15/15	United States	3,500,000	3,206,875
Viacom Inc., senior note, 6.875%, 4/30/36	United States	3,300,000	3,319,302

			54,405,273

Electronic Technology 1.4%
DRS Technologies Inc., senior sub. note,
6.875%, 11/01/13	United States	400,000	400,000
7.625%, 2/01/18	United States	2,500,000	2,543,750
Freescale Semiconductor Inc., senior note, 8.875%, 12/15/14	United States	2,900,000	2,602,750
L-3 Communications Corp., senior sub. note,
5.875%, 1/15/15	United States	2,000,000	1,940,000
6.375%, 10/15/15	United States	400,000	396,000
NXP BV/NXP Funding LLC, senior secured note, 7.875%, 10/15/14	Netherlands	1,400,000	1,337,000
Sanmina-SCI Corp.,
[c,f]senior note, 144A, FRN, 7.741%, 6/15/14	United States	1,000,000	968,750
senior sub. note, 6.75%, 3/01/13	United States	2,300,000	2,012,500
senior sub. note, 8.125%, 3/01/16	United States	400,000	356,500
TransDigm Inc., senior sub. note, 7.75%, 7/15/14	United States	2,500,000	2,550,000

			15,107,250

Energy Minerals 1.6%
Chesapeake Energy Corp., senior note,
7.625%, 7/15/13	United States	700,000	726,250
6.625%, 1/15/16	United States	100,000	98,250
6.25%, 1/15/18	United States	3,300,000	3,184,500
Mariner Energy Inc., senior note, 7.50%, 4/15/13	United States	2,700,000	2,612,250
Peabody Energy Corp., senior note,
7.375%, 11/01/16	United States	1,200,000	1,236,000
B, 6.875%, 3/15/13	United States	1,600,000	1,616,000
[f]Petroplus Finance Ltd., senior note, 144A, 6.75%, 5/01/14	Switzerland	2,600,000	2,434,250
Tesoro Corp., senior note, 6.50%, 6/01/17	United States	2,700,000	2,686,500
XTO Energy Inc., senior note, 6.25%, 8/01/17	United States	3,000,000	3,153,033

			17,747,033

FSI-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Finance 3.8%
[f]Capmark Financial Group Inc., 144A, 6.30%, 5/10/17	United States	800,000	$597,335
CIT Group Funding Co. of Canada, senior note, 4.65%, 7/01/10	United States	1,500,000	1,427,354
CIT Group Inc., senior note, 7.625%, 11/30/12	United States	1,200,000	1,217,557
[c]Citigroup Inc., junior sub. bond, FRN, 8.30%, 12/21/77, pfd.	United States	3,000,000	3,141,462
E*TRADE Financial Corp., senior note, 8.00%, 6/15/11	United States	1,000,000	872,500
GMAC LLC,
7.25%, 3/02/11	United States	2,500,000	2,192,825
6.875%, 9/15/11	United States	1,700,000	1,455,472
6.875%, 8/28/12	United States	1,800,000	1,509,761
The Goldman Sachs Group Inc., sub. note, 6.75%, 10/01/37	United States	4,000,000	3,931,496
[f]ICICI Bank Ltd., 144A, 6.625%, 10/03/12	India	1,000,000	991,906
JPMorgan Chase Capital XXII, sub. bond, 6.45%, 2/02/37	United States	5,000,000	4,464,535
Lehman Brothers Holdings Inc., sub. note, 6.50%, 7/19/17	United States	5,000,000	5,068,215
Merrill Lynch & Co. Inc., senior note, 6.40%, 8/28/17	United States	4,900,000	4,987,097
Morgan Stanley, sub. note, 4.75%, 4/01/14	United States	4,000,000	3,752,372
Residential Capital LLC, senior note, 6.50%, 6/01/12	United States	2,800,000	1,736,000
UBS AG Stamford, senior note, 5.875%, 12/20/17	United States	3,000,000	3,026,787
United Rentals North America Inc., senior sub. note, 7.75%, 11/15/13	United States	1,400,000	1,218,000

			41,590,674

Health Services 2.2%
Coventry Health Care Inc., senior note,
6.30%, 8/15/14	United States	1,500,000	1,537,237
5.95%, 3/15/17	United States	1,300,000	1,276,890
DaVita Inc., senior sub. note, 7.25%, 3/15/15	United States	3,400,000	3,425,500
[f]FMC Finance III SA, senior note, 144A, 6.875%, 7/15/17	Germany	1,500,000	1,507,500
Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08	Germany	1,000,000	1,002,500
HCA Inc.,
senior note, 6.50%, 2/15/16	United States	800,000	680,000
senior secured note, 9.125%, 11/15/14	United States	3,500,000	3,648,750
Quest Diagnostics Inc., 6.40%, 7/01/17	United States	1,800,000	1,864,026
Tenet Healthcare Corp., senior note,
6.375%, 12/01/11	United States	2,300,000	2,104,500
9.875%, 7/01/14	United States	700,000	670,250
United Surgical Partners International Inc., senior sub. note, PIK, 9.25%, 5/01/17	United States	1,500,000	1,470,000
[c]U.S. Oncology Holdings Inc., senior note, FRN, PIK, 10.759%, 3/15/12	United States	2,900,000	2,421,500
Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%, 10/01/14	United States	2,600,000	2,515,500

			24,124,153

Health Technology 0.2%
Schering-Plough Corp., senior note, 6.00%, 9/15/17	United States	2,500,000	2,594,833

Industrial Services 1.6%
Allied Waste North America Inc., senior secured note, 6.875%, 6/01/17	United States	2,900,000	2,842,000
Compagnie Generale de Geophysique-Veritas, senior note,
7.50%, 5/15/15	France	2,000,000	2,035,000
7.75%, 5/15/17	France	900,000	913,500
Copano Energy LLC, senior note, 8.125%, 3/01/16	United States	2,900,000	2,936,250
El Paso Corp., senior note, 6.875%, 6/15/14	United States	3,000,000	3,036,672
Markwest Energy Partners LP, senior note, 6.875%, 11/01/14	United States	2,700,000	2,585,250

FSI-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Industrial Services (continued)
The Williams Cos. Inc.,
8.75%, 3/15/32	United States	600,000	$736,500
senior note, 7.625%, 7/15/19	United States	1,000,000	1,088,750
senior note, 7.875%, 9/01/21	United States	1,600,000	1,782,000

			17,955,922

Non-Energy Minerals 0.6%
Freeport-McMoRan Copper & Gold Inc., senior note, 8.375%, 4/01/17	United States	2,700,000	2,902,500
Novelis Inc., senior note, 7.25%, 2/15/15	Canada	3,500,000	3,307,500

			6,210,000

Process Industries 2.2%
[f]Cargill Inc., 144A, 6.00%, 11/27/17	United States	2,000,000	1,999,118
Crown Americas Inc., senior note, 7.75%, 11/15/15	United States	3,200,000	3,312,000
Huntsman International LLC, senior sub. note, 7.875%, 11/15/14	United States	2,800,000	2,982,000
[f]Ineos Group Holdings PLC, 144A, 8.50%, 2/15/16	United Kingdom	3,100,000	2,774,500
JSG Funding PLC, senior sub. note, 7.75%, 4/01/15	Ireland	2,900,000	2,769,500
[f]MacDermid Inc., senior sub. note, 144A, 9.50%, 4/15/17	United States	2,700,000	2,551,500
Nalco Co., senior sub. note, 8.875%, 11/15/13	United States	2,900,000	3,037,750
[f]New Page Corp., senior secured note, 144A, 10.00%, 5/01/12	United States	2,000,000	2,020,000
Owens-Brockway Glass Container Inc., senior note, 6.75%, 12/01/14	United States	3,300,000	3,300,000

			24,746,368

Producer Manufacturing 1.5%
[f]Allison Transmission Inc., senior note, 144A, 11.00%, 11/01/15	United States	900,000	823,500
Commercial Vehicle Group Inc., senior note, 8.00%, 7/01/13	United States	2,400,000	2,184,000
Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15	United States	2,500,000	2,400,000
Nortek Inc., senior sub. note, 8.50%, 9/01/14	United States	3,100,000	2,495,500
RBS Global & Rexnord Corp., senior note, 9.50%, 8/01/14	United States	2,900,000	2,885,500
Terex Corp., senior sub. note, 8.00%, 11/15/17	United States	2,800,000	2,849,000
[f]TRW Automotive Inc., senior note, 144A, 7.25%, 3/15/17	United States	3,300,000	2,978,250

			16,615,750

Real Estate Development 0.2%
Forest City Enterprises Inc., senior note, 7.625%, 6/01/15	United States	2,500,000	2,425,000

Real Estate Investment Trusts 0.6%
Host Hotels & Resorts LP, senior note, 6.875%, 11/01/14	United States	200,000	200,000
Host Marriott LP, senior note,
K, 7.125%, 11/01/13	United States	2,400,000	2,430,000
M, 7.00%, 8/15/12	United States	1,100,000	1,105,500
iStar Financial Inc., senior note, 5.65%, 9/15/11	United States	2,700,000	2,414,726

			6,150,226

Retail Trade 0.5%
[f]Dollar General Corp., senior note, 144A, 10.625%, 7/15/15	United States	2,800,000	2,583,000
Michaels Stores Inc., senior note, 10.00%, 11/01/14	United States	3,300,000	3,151,500

			5,734,500

Technology Services 0.3%
SunGard Data Systems Inc.,
senior note, 9.125%, 8/15/13	United States	1,600,000	1,636,000
senior sub. note, 10.25%, 8/15/15	United States	1,900,000	1,952,250

			3,588,250

FSI-18

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Long Term Investments (continued)
Corporate Bonds (continued)
Utilities 2.3%
[f]AES Corp., senior note, 144A, 8.00%, 10/15/17	United States	2,800,000	$2,877,000
Aquila Inc., senior note, 9.95%, 2/01/11	United States	2,800,000	3,026,800
CenterPoint Energy Inc., senior note, 6.125%, 11/01/17	United States	800,000	815,646
Dynegy Holdings Inc., senior note, 8.375%, 5/01/16	United States	3,100,000	3,045,750
Edison Mission Energy, senior note, 7.00%, 5/15/17	United States	2,900,000	2,863,750
[f]Intergen NV, senior secured note, 144A, 9.00%, 6/30/17	Netherlands	2,500,000	2,643,750
Mirant North America LLC, senior note, 7.375%, 12/31/13	United States	2,900,000	2,921,750
NRG Energy Inc., senior note,
7.25%, 2/01/14	United States	400,000	391,000
7.375%, 2/01/16	United States	3,200,000	3,128,000
7.375%, 1/15/17	United States	600,000	586,500
[f]Texas Competitive Electric Holdings Co. LLC, senior note, 144A, 10.25%, 11/01/15	United States	3,700,000	3,681,500

			25,981,446

Total Corporate Bonds (Cost $362,502,486)			353,850,455

Convertible Bonds 1.6%
Electronic Technology 0.2%
[f]Microchip Technology Inc., cvt., junior sub. note, 144A, 2.125%, 12/15/37	United States	2,500,000	2,632,775

Finance 0.6%
CapitalSource Inc., cvt., senior sub. note, 4.00%, 7/15/34	United States	3,400,000	3,186,385
Merrill Lynch & Co. Inc., cvt., senior note, zero cpn., 3/13/32	United States	2,900,000	3,156,679

			6,343,064

Health Technology 0.3%
Amgen Inc., cvt., senior note, 0.375%, 2/01/13	United States	3,600,000	3,147,638

Real Estate Investment Trust 0.2%
[c]iStar Financial Inc., senior note, cvt., FRN, 5.743%, 10/01/12	United States	2,900,000	2,581,000

Retail Trade 0.3%
Best Buy Co. Inc., cvt., sub. deb., 2.25%, 1/15/22	United States	2,600,000	3,139,500

Total Convertible Bonds (Cost $18,710,822)			17,843,977

Asset-Backed Securities and Commercial Mortgage-Backed Securities 4.1%
Finance 4.1%
[c]Banc of America Commercial Mortgage Inc., 2005-6, A4, FRN, 5.182%, 9/10/47	United States	2,000,000	1,994,812
[c]Chase Credit Card Master Trust, 2003-6, A, FRN, 5.138%, 2/15/11	United States	3,300,000	3,299,737
[c]Chase Issuance Trust,
2005-A9, A9, FRN, 5.048%, 11/15/11	United States	1,000,000	996,714
2007-A9, A, FRN, 5.058%, 6/16/14	United States	5,000,000	4,944,732
[c]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2006-CD3, A5, FRN, 5.617%, 10/15/48	United States	9,800,000	10,009,039
Countrywide Asset-Backed Certificates,
2004-7, AF4, 4.774%, 8/25/32	United States	136,719	135,472
2005-11, AF4, 5.21%, 3/25/34	United States	1,275,000	1,182,467
GE Capital Commercial Mortgage Corp., 2003-C1, A4, 4.819%, 1/10/38	United States	934,225	932,099

FSI-19

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]	Value
Long Term Investments (continued)
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Finance (continued)
Greenwich Capital Commercial Funding Corp.,
2004-GG1, A7, 5.317%, 6/10/36	United States	1,605,000	$1,635,603
2005-GG5, A5, 5.224%, 4/10/37	United States	1,395,000	1,386,314
[c]2006-GG7, A4, FRN, 5.913%, 7/10/38	United States	4,000,000	4,187,502
[c]GS Mortgage Securities Corp. II, 2006-GG6, A4, FRN, 5.53%, 4/10/38	United States	4,000,000	4,068,744
JPMorgan Chase Commercial Mortgage Securities Corp.,
[c]2004-CB9, A4, FRN, 5.377%, 6/12/41	United States	5,096,445	5,257,469
2004-LN2, A2, 5.115%, 7/15/41	United States	412,616	415,123
[f]Keystone Owner Trust, 1997-P3, M2, 144A, 7.98%, 12/25/24	United States	7,917	7,811
[c]LB-UBS Commercial Mortgage Trust, 2002-C2, A4, FRN, 5.594%, 6/15/31	United States	1,000,000	1,035,005
[c]Morgan Stanley Capital I, 2004-IQ7, A4, FRN, 5.431%, 6/15/38	United States	4,000,000	4,107,772
Residential Asset Securities Corp., 2004-KS1, AI4, 4.213%, 4/25/32	United States	259,614	257,013

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $46,063,169)			45,853,428

Mortgage-Backed Securities 11.2%
[c]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%[g]
FHLMC, 4.68%, 1/01/33	United States	236,026	238,018

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.9%
FHLMC Gold 15 Year, 4.50%, 10/01/18 - 9/01/19	United States	3,857,650	3,793,340
FHLMC Gold 15 Year, 5.00%, 12/01/17 - 9/01/19	United States	4,287,987	4,296,551
FHLMC Gold 15 Year, 5.50%, 7/01/17 - 7/01/19	United States	1,087,486	1,102,246
FHLMC Gold 15 Year, 6.00%, 5/01/17	United States	39,678	40,639
FHLMC Gold 15 Year, 6.50%, 5/01/16	United States	16,635	17,242
FHLMC Gold 30 Year, 5.00%, 4/01/34 - 6/01/37	United States	8,354,249	8,155,640
FHLMC Gold 30 Year, 5.50%, 3/01/33 - 12/01/37	United States	16,031,842	16,008,556
FHLMC Gold 30 Year, 6.00%, 4/01/33 - 11/01/37	United States	15,094,816	15,330,034
FHLMC Gold 30 Year, 6.50%, 12/01/23 - 11/01/37	United States	4,781,923	4,919,615
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 1/01/32	United States	151,328	158,883
FHLMC Gold 30 Year, 7.50%, 3/01/30 - 7/01/31	United States	3,149	3,363

			53,826,109

[c]Federal National Mortgage Association (FNMA) Adjustable Rate 0.1%
FNMA, 4.548%, 4/01/20	United States	223,387	222,624
FNMA, 4.596%, 12/01/34	United States	1,077,372	1,080,015

			1,302,639

Federal National Mortgage Association (FNMA) Fixed Rate 5.6%
FNMA 15 Year, 4.50%, 6/01/19 - 3/01/20	United States	753,953	741,718
FNMA 15 Year, 5.00%, 10/01/17 - 6/01/18	United States	839,990	842,212
FNMA 15 Year, 5.50%, 10/01/16 - 4/01/21	United States	2,271,889	2,302,249
FNMA 15 Year, 6.00%, 4/01/16 - 7/01/16	United States	36,026	36,930
FNMA 15 Year, 7.00%, 5/01/12	United States	3,463	3,585
FNMA 30 Year, 5.00%, 4/01/34 - 4/01/37	United States	12,619,159	12,317,421
FNMA 30 Year, 5.50%, 8/01/33 - 5/01/36	United States	21,112,913	21,106,266
FNMA 30 Year, 6.00%, 6/01/34 - 7/01/37	United States	21,315,488	21,658,092

FSI-20

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]		Value
Long Term Investments (continued)
Mortgage-Backed Securities (continued)
Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 6.50%, 6/01/28 - 10/01/36	United States	3,419,098		$3,519,954
FNMA 30 Year, 7.50%, 9/01/31	United States	27,130		28,942

				62,557,369

Government National Mortgage Association (GNMA) Fixed Rate 0.6%
GNMA I SF 30 Year, 5.00%, 11/15/33 - 7/15/34	United States	2,018,141		1,989,596
GNMA I SF 30 Year, 5.50%, 12/15/32 - 6/15/36	United States	2,731,338		2,752,811
GNMA I SF 30 Year, 6.50%, 11/15/31 - 2/15/32	United States	22,278		23,101
GNMA I SF 30 Year, 7.00%, 10/15/28 - 6/15/32	United States	117,958		125,198
GNMA I SF 30 Year, 7.50%, 9/15/30	United States	3,471		3,704
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	543,929		531,574
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	715,302		730,839
GNMA II SF 30 Year, 6.50%, 4/20/31 - 2/20/34	United States	275,059		284,961
GNMA II SF 30 Year, 7.50%, 1/20/28 - 4/20/32	United States	72,151		76,646

				6,518,430

Total Mortgage-Backed Securities (Cost $123,721,043)				124,442,565

U.S. Government and Agency Securities 6.8%
FHLMC,
4.375%, 7/17/15	United States	2,500,000		2,524,743
4.50%, 1/15/13	United States	580,000		594,461
4.75%, 1/19/16	United States	2,000,000		2,066,696
4.875%, 11/15/13	United States	150,000		156,609
5.125%, 10/18/16	United States	5,400,000		5,665,378
5.50%, 9/15/11	United States	300,000		318,175
6.625%, 9/15/09	United States	5,000,000		5,249,840
7.00%, 3/15/10	United States	300,000		321,687
FNMA,
1.75%, 3/26/08	United States	270,000,000	JPY	2,425,862
4.25%, 5/15/09	United States	260,000		261,960
4.375%, 10/15/15	United States	1,000,000		1,009,880
5.00%, 4/15/15	United States	250,000		262,686
5.25%, 1/15/09	United States	250,000		253,237
5.375%, 11/15/11	United States	1,200,000		1,269,365
5.50%, 3/15/11	United States	150,000		158,245
6.00%, 5/15/11	United States	500,000		536,963
6.125%, 3/15/12	United States	900,000		978,704
6.625%, 11/15/10	United States	350,000		378,675
U.S. Treasury Bond,
6.125%, 11/15/27	United States	150,000		181,699
6.25%, 8/15/23	United States	1,600,000		1,916,127
6.88%, 8/15/25	United States	4,790,000		6,160,390
7.125%, 2/15/23	United States	4,980,000		6,428,094
U.S. Treasury Note,
3.50%, 12/15/09	United States	2,500,000		2,521,878
4.00%, 4/15/10	United States	350,000		357,219
4.00%, 11/15/12	United States	150,000		154,090
4.125%, 8/15/10	United States	1,300,000		1,335,040
4.25%, 8/15/14	United States	2,000,000		2,068,594
4.25%, 11/15/14	United States	600,000		619,172
4.50%, 9/30/11	United States	500,000		521,797

FSI-21

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]		Value
Long Term Investments (continued)
U.S. Government and Agency Securities (continued)
U.S. Treasury Note (continued)
4.50%, 3/31/12	United States	6,000,000		$6,272,814
4.625%, 11/15/16	United States	11,000,000		11,523,369
4.75%, 5/15/14	United States	1,000,000		1,063,672
[h]Index Linked, 1.625%, 1/15/15	United States	3,282,434		3,296,538
[h]Index Linked, 2.00%, 1/15/14	United States	6,331,842		6,542,085

Total U.S. Government and Agency Securities (Cost $72,273,341)				75,395,744

Foreign Government and Agency Securities 21.1%
[c]European Investment Bank, senior note, FRN, 0.75%, 9/21/11	Supranational[i]	660,000,000	JPY	5,920,138
[c,j]Government of Argentina, FRN, 5.475%, 8/03/12	Argentina	29,237,000		15,897,538
Government of Canada, 4.25%, 12/01/08	Canada	15,900,000	CAD	16,051,902
Government of Indonesia,
10.25%, 7/15/27	Indonesia	28,000,000,000	IDR	2,906,574
11.00%, 10/15/14	Indonesia	1,800,000,000	IDR	205,536
12.80%, 6/15/21	Indonesia	22,315,000,000	IDR	2,766,692
13.15%, 1/15/12	Indonesia	2,300,000,000	IDR	277,971
14.25%, 6/15/13	Indonesia	35,480,000,000	IDR	4,534,624
14.275%, 12/15/13	Indonesia	23,637,000,000	IDR	3,038,773
[k]Government of Iraq, Reg S, 5.80%, 1/15/28	Iraq	5,000,000		3,325,000
Government of Malaysia,
3.756%, 4/28/11	Malaysia	24,165,000	MYR	7,347,837
4.305%, 2/27/09	Malaysia	28,625,000	MYR	8,735,083
6.45%, 7/01/08	Malaysia	7,470,000	MYR	2,291,702
7.00%, 3/15/09	Malaysia	2,620,000	MYR	824,757
Government of Mexico,
8.00%, 12/17/15	Mexico	350,000	[l] MXN	3,175,071
10.00%, 12/05/24	Mexico	1,174,000	[l] MXN	12,519,656
Government of New Zealand,
6.00%, 11/15/11	New Zealand	1,600,000	NZD	1,179,483
6.50%, 4/15/13	New Zealand	2,960,000	NZD	2,209,840
Government of Norway, 5.50%, 5/15/09	Norway	33,760,000	NOK	6,279,888
Government of Poland,
5.75%, 9/23/22	Poland	20,100,000	PLN	8,089,987
6.00%, 5/24/09	Poland	26,270,000	PLN	10,608,105
6.25%, 10/24/15	Poland	3,700,000	PLN	1,521,797
Government of Singapore,
1.50%, 4/01/08	Singapore	870,000	SGD	603,046
4.375%, 1/15/09	Singapore	1,500,000	SGD	1,067,176
5.625%, 7/01/08	Singapore	7,450,000	SGD	5,262,645
Government of Sweden,
5.00%, 1/28/09	Sweden	93,235,000	SEK	14,541,528
5.50%, 10/08/12	Sweden	13,990,000	SEK	2,282,618
6.50%, 5/05/08	Sweden	93,950,000	SEK	14,634,300
[m]Strip, 9/17/08	Sweden	12,000,000	SEK	1,802,663
[c]KfW Bankengruppe, FRN, 0.658%, 8/08/11	Germany	3,215,000,000	JPY	28,845,540
Korea Treasury Bond,
5.25%, 9/10/12	South Korea	5,900,000,000	KRW	6,171,206
5.25%, 3/10/27	South Korea	5,861,000,000	KRW	5,975,161
5.50%, 9/10/17	South Korea	5,850,000,000	KRW	6,159,389
Korea Treasury Note, 4.75%, 6/10/09	South Korea	4,700,000,000	KRW	4,950,113
New South Wales Treasury Corp., 8.00%, 3/01/08	Australia	2,801,000	AUD	2,457,532

FSI-22

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin Strategic Income Securities Fund	Country/ Organization	Principal Amount[b]		Value
Long Term Investments (continued)
Foreign Government and Agency Securities (continued)
Nota Do Tesouro Nacional,
9.762%, 1/01/14	Brazil	2,700	[n] BRL	$1,333,279
9.762%, 1/01/17	Brazil	23,200	[n] BRL	10,990,474
[o]Index Linked, 6.00%, 5/15/15	Brazil	2,000	[n] BRL	1,739,070
[o]Index Linked, 6.00%, 5/15/45	Brazil	1,725	[n] BRL	1,499,166
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	5,300,000	AUD	4,573,421

Total Foreign Government and Agency Securities (Cost $223,284,495)				234,596,281

Total Long Term Investments (Cost $1,043,933,670)				1,038,410,977

Short Term Investments 4.8%
Foreign Government and Agency Securities 2.6%
[m]Egypt Treasury Bills, 1/08/08 - 12/16/08	Egypt	63,500,000	EGP	11,221,940
Government of Malaysia,
3.17%, 5/15/08	Malaysia	12,840,000	MYR	3,877,913
3.546%, 1/11/08	Malaysia	5,400,000	MYR	1,632,965
3.562%, 7/15/08	Malaysia	2,005,000	MYR	606,335
3.569%, 2/14/08	Malaysia	6,640,000	MYR	2,007,862
[m]Government of Sweden, Strip, 6/18/08	Sweden	12,000,000	SEK	1,821,093
[m]Malaysia Treasury Bills, 2/28/08 - 6/17/08	Malaysia	24,980,000	MYR	7,483,441
[m]Norway Treasury Bills, 6/18/08 - 9/17/08	Norway	3,220,000	NOK	573,399

Total Foreign Government and Agency Securities (Cost $28,272,173)				29,224,948

Total Investments before Money Market Fund (Cost $1,072,205,843)				1,067,635,925

		Shares
Money Market Fund (Cost $24,458,844) 2.2%
[p]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.58%	United States	24,458,844		24,458,844

Total Investments (Cost $1,096,664,687) 98.3%				1,092,094,769
Net Unrealized Gain on Forward Exchange Contract 0.1%				1,098,980
Other Assets, less Liabilities 1.6%				18,268,918

Net Assets 100.0%				$1,111,462,667

FSI-23

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EGP - Egyptian Pound

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

Selected Portfolio Abbreviations

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

GNMA - Government National Mortgage Association

L/C - Letter of Credit

PIK - Payment-In-Kind

REIT - Real Estate Investment Trust

SF - Single Family

aNon-income producing for the twelve months ended December 31, 2007.

bThe principal amount is stated in U.S. dollars unless otherwise indicated.

cThe coupon rate shown represents the rate at period end.

dSee Note 1(f) regarding senior floating rate interests.

eA portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(c).

fSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $54,153,551, representing 4.87% of net assets.

gRounds to less than 0.1% of net assets.

hPrincipal amount of security is adjusted for inflation. See Note 1(h).

iA supranational organization is an entity formed by two or more central governments through international treaties.

jThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

kSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the value of this security was $3,325,000, representing 0.30% of net assets.

lPrincipal amount is stated in 100 Mexican Peso units.

mThe security is traded on a discount basis with no stated coupon rate.

nPrincipal amount is stated in 1,000 Brazilian Real units.

oRedemption price at maturity is adjusted for inflation. See Note 1(h).

pSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

FSI-24

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Strategic Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,072,205,843
Cost - Sweep Money Fund (Note 7)	24,458,844

Total cost of investments	$1,096,664,687

Value - Unaffiliated issuers	$1,067,635,925
Value - Sweep Money Fund (Note 7)	24,458,844

Total value of investments	1,092,094,769
Cash	2,639,981
Foreign currency, at value (cost $5,193,790)	5,695,799
Receivables:
Investment securities sold	628,871
Capital shares sold	623,241
Dividends and interest	13,061,390
Unrealized gain on forward exchange contracts (Note 8)	1,233,466

Total assets	1,115,977,517

Liabilities:
Payables:
Investment securities purchased	3,620,497
Capital shares redeemed	33,003
Affiliates	536,872
Unrealized loss on forward exchange contracts (Note 8)	134,486
Unrealized loss on unfunded loan commitments (Note 10)	14,484
Accrued expenses and other liabilities	175,508

Total liabilities	4,514,850

Net assets, at value	$1,111,462,667

Net assets consist of:
Paid-in capital	$1,037,294,197
Undistributed net investment income	74,316,140
Net unrealized appreciation (depreciation)	(2,868,274)
Accumulated net realized gain (loss)	2,720,604

Net assets, at value	$1,111,462,667

Class 1:
Net assets, at value	$1,086,849,963

Shares outstanding	85,031,046

Net asset value and maximum offering price per share	$12.78

Class 2:
Net assets, at value	$24,612,704

Shares outstanding	1,953,718

Net asset value and maximum offering price per share	$12.60

The accompanying notes are an integral part of these financial statements.

FSI-25

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Strategic Income Securities Fund
Investment income:
Dividends:
Unaffiliated issuers	$1,255,609
Sweep Money Fund (Note 7)	562,672
Interest	63,110,606

Total investment income	64,928,887

Expenses:
Management fees (Note 3a)	3,770,578
Administrative fees (Note 3b)	2,048,237
Distribution fees - Class 2 (Note 3c)	43,822
Unaffiliated transfer agent fees	10,309
Custodian fees (Note 4)	321,414
Reports to shareholders	94,640
Professional fees	57,687
Trustees’ fees and expenses	4,245
Other	49,725

Total expenses	6,400,657
Expense reductions (Note 4)	(17,517)

Net expenses	6,383,140

Net investment income	58,545,747

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	5,599,782
Foreign currency transactions	16,988,036

Net realized gain (loss)	22,587,818

Net change in unrealized appreciation (depreciation) on:
Investments	(20,912,128)
Translation of assets and liabilities denominated in foreign currencies	513,370

Net change in unrealized appreciation (depreciation)	(20,398,758)

Net realized and unrealized gain (loss)	2,189,060

Net increase (decrease) in net assets resulting from operations	$60,734,807

The accompanying notes are an integral part of these financial statements.

FSI-26

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Strategic Income Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$58,545,747	$45,454,682
Net realized gain (loss) from investments and foreign currency transactions	22,587,818	10,305,625
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(20,398,758)	12,642,537

Net increase (decrease) in net assets resulting from operations	60,734,807	68,402,844

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(52,500,471)	(39,519,783)
Class 2	(878,649)	(416,784)
Net realized gains:
Class 1	(2,882,439)	(5,179,930)
Class 2	(50,064)	(58,574)

Total distributions to shareholders	(56,311,623)	(45,175,071)

Capital share transactions: (Note 2)
Class 1	180,376,622	139,092,390
Class 2	12,839,267	(8,362,526)

Total capital share transactions	193,215,889	130,729,864

Net increase (decrease) in net assets	197,639,073	153,957,637
Net assets:
Beginning of year	913,823,594	759,865,957

End of year	$1,111,462,667	$913,823,594

Undistributed net investment income included in net assets:
End of year	$74,316,140	$49,332,156

The accompanying notes are an integral part of these financial statements.

FSI-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Strategic Income Securities Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 97.60% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities, government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

FSI-28

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued, Delayed Delivery, or TBA Basis

The Fund may purchase securities on a when-issued, delayed delivery, or to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may earn interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

FSI-29

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Senior Floating Rate Interests

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

g. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

h. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

i. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FSI-30

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	11,675,973	$149,677,141	9,072,737	$113,566,999
Shares issued in reinvestment of distributions	4,459,172	55,382,910	3,743,695	44,699,713
Shares redeemed	(1,960,490)	(24,683,429)	(1,528,414)	(19,174,322)

Net increase (decrease)	14,174,655	$180,376,622	11,288,018	$139,092,390

Class 2 Shares:
Shares sold	1,114,032	$14,054,418	394,210	$4,840,124
Shares issued in reinvestment of distributions	75,751	928,713	40,284	475,358
Shares redeemed	(171,480)	(2,143,864)	(1,089,705)	(13,678,008)

Net increase (decrease)	1,018,303	$12,839,267	(655,211)	$(8,362,526)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.425%	Up to and including $500 million
0.325%	Over $500 million, up to and including $1 billion
0.280%	Over $1 billion, up to and including $1.5 billion
0.235%	Over $1.5 billion, up to and including $6.5 billion
0.215%	Over $6.5 billion, up to and including $11.5 billion
0.200%	Over $11.5 billion, up to and including $16.5 billion
0.190%	Over $16.5 billion, up to and including $19 billion
0.180%	Over $19 billion, up to and including $21.5 billion
0.170%	In excess of $21.5 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

FSI-31

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% per year of its average daily net assets.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$54,516,053	$41,610,596
Long term capital gain	1,795,570	3,564,475

	$56,311,623	$45,175,071

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,099,621,713

Unrealized appreciation	$23,901,458
Unrealized depreciation	(31,428,402)

Net unrealized appreciation (depreciation)	$(7,526,944)

Undistributed ordinary income	$79,701,345
Undistributed long term capital gains	870,922

Distributable earnings	$80,572,267

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, mortgage dollar roll, paydown losses, bond discounts and premiums, and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, mortgage dollar roll, paydown losses, bond discounts and premiums, and inflation related adjustments on foreign securities.

FSI-32

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $642,641,587 and $453,685,377, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Buy
95,000,000	Iceland Krona	1,473,897		1/28//08	$27,924	$—
50,000,000	Norwegian Krone	8,941,665		1/28/08	251,488	—
127,500,000	Indian Rupee	4,266,069	NZD	2/29/08	—	(21,053)
9,239,840	Iceland Krona	8,000,000		10/24/08	249,358	—

Contracts to Sell
35,467,487	Mexican Peso	142,508,364	INR	1/28/08	367,555	—
26,512,592	Mexican Peso	104,952,749	INR	2/28/08	237,022	—
47,681,503	Mexican Peso	2,187,388,972	CLP	6/12/08	66,701	—
36,540,189	Mexican Peso	399,051,385	KZT	6/30/08	—	(113,433)
17,883,017	Mexican Peso	813,140,798	CLP	9/15/08	22,867	—
11,143,906	Mexican Peso	39,977,648	INR	10/20/08	10,551

Unrealized gain (loss) on forward exchange contracts					1,233,466	(134,486)

Net unrealized gain (loss) on forward exchange contracts					$1,098,980

[a]	In U.S. dollars unless otherwise indicated.

Currency Abbreviations

CLP - Chilean Peso

INR - Indian Rupee

KZT - Kazakhstan Tenge

NZD - New Zealand Dollar

9. CREDIT RISK

The Fund has 48.02% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

FSI-33

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Strategic Income Securities Fund

10. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers’ discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At December 31, 2007, unfunded commitments were as follows:

Borrower	Unfunded Commitment
Bausch & Lomb Incorporated, Delayed Draw Term Loan	$200,000
Community Health Systems Inc., Delayed Draw Term Loan	197,359
Laureate Education Inc., Delayed Draw Term Loan	323,446
Univision Communications Inc., Delayed Draw Term Loan	104,027

$824,832

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized gain or loss is included in the Statement of Assets and Liabilities and Statement of Operations.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FSI-34

Franklin Templeton Variable Insurance Products Trust

Franklin Strategic Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FSI-35

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Franklin Strategic Income Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund designates the maximum amount allowable but no less than $871,133 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

FSI-36

FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND

This annual report for Franklin Templeton VIP Founding Funds Allocation Fund covers the period since inception on July 2, 2007, through December 31, 2007.

Performance Summary as of 12/31/07

Aggregate total return of Class 1 shares represents the change in value, assuming reinvestment of dividends and capital gains.

Period ended 12/31/07

Inception (7/2/07)
Aggregate Total Return	-6.70%

Total Return Index Comparison

for Hypothetical $10,000 Investment (7/2/07–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

FFA-1

Fund Goals and Main Investments: Franklin Templeton VIP Founding Funds Allocation Fund seeks capital appreciation, with income as a secondary goal. The Fund will normally invest equal portions in Class 1 shares of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund.

Performance Overview

You can find the Fund’s performance in the Performance Summary. During the period from inception on July 2, 2007, through December 31, 2007, the Fund underperformed its hybrid benchmark, a weighted combination of the S&P 500 and the MSCI World Index, which posted a -0.89% total return for the same period.1

Economic and Market Overview

During the six months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. Gross domestic product (GDP) grew an annualized 4.9% in the third quarter of 2007 despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. Increased federal defense spending, accelerating exports, declining imports, nonresidential construction and greater business inventory investment supported growth. However, the housing downturn negatively affected the overall economy by fourth quarter 2007 as credit conditions worsened, consumer spending slowed, and GDP growth decelerated to an estimated 0.6% annualized rate.

The unemployment rate increased from 4.7% in July to 5.0% in December 2007.2 Although consumer confidence in July neared a six-year high, it declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries. The benchmark index’s weightings are as follows: S&P 500 67% and MSCI World Index 33%.

2. Source: Bureau of Labor Statistics.

Fund Risks: Because the Fund invests in underlying funds that may engage in a variety of investment strategies involving certain risks, this Fund may be subject to those same risks. Investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Because the underlying funds invest in bonds and other debt obligations, the Fund’s share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

FFA-2

Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 5.03% at the beginning of the period to 4.04% on December 31, 2007.

The global economy remained resilient despite elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment, and accommodative monetary policies continued to underpin the current global expansionary period that began in 2002. For the period under review, domestic and most foreign equity markets were weak as investor risk aversion increased. Emerging markets, however, were generally stronger, as they were supported by economies growing at accelerated rates.

Investment Strategy

The Fund invests its assets in an equally weighted combination of Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. These underlying funds, in turn, invest in a variety of U.S. and foreign equity securities and, to a lesser extent, fixed income and money market securities. As market conditions affect the underlying funds, we rebalance the Fund’s allocations seeking to maintain equal weightings of approximately 33 1/ 3% of total net assets in each underlying fund whenever the actual allocations exceed plus or minus 3% of the fixed allocation percentages.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are in the Fund’s Statement of Investments.

FFA-3

Manager’s Discussion

The Fund’s performance can be attributed largely to its allocation among the underlying funds and their investments in domestic and foreign equities, fixed income securities, and short-term investments and other net assets.

During the period under review, the Fund’s performance was hindered most by Mutual Shares Securities Fund – Class 1, followed by Templeton Growth Securities Fund – Class 1 and Franklin Income Securities Fund – Class 1.

Thank you for your participation in Franklin Templeton VIP Founding Funds Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FFA-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Templeton VIP Founding Funds Allocation Fund – Class 1

FFA-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value Actual 7/2/07 Hypothetical 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/2/07–12/31/07 Hypothetical 7/1/07–12/31/07
Actual	$1,000	$933.00	$1.99
Hypothetical (5% return before expenses)	$1,000	$1,023.14	$2.09

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.41%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 (Hypothetical) to reflect the one-half year period. For actual expenses, the multiplier is 183/365 to reflect the number of days since inception.

FFA-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Templeton VIP Founding Funds Allocation Fund

Class 1	Period Ended December 31, 2007[g]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00

Income from investment operations[a]:
Net investment income (loss)[b,c]	(0.19)
Net realized and unrealized gains (losses)	(0.48)

Total from investment operations	(0.67)

Net asset value, end of period	$9.33

Total return[d]	(6.70)%
Ratios to average net assets[e]
Expenses[f]	0.41%
Net investment income (loss)	(0.41)%

Supplemental data
Net assets, end of period (000’s)	$466
Portfolio turnover rate	0.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.65% for the period ended December 31, 2007.

g For the period July 2, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

FFA-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

Class 2	Period Ended December 31, 2007[g]

Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period	$10.00

Income from investment operations[a]:
Net investment income (loss)[b,c]	(0.03)
Net realized and unrealized gains (losses)	(0.66)

Total from investment operations	(0.69)

Net asset value, end of period	$9.31

Total return[d]	(6.90)%
Ratios to average net assets[e]
Expenses[f]	0.66%
Net investment income (loss)	(0.66)%

Supplemental data
Net assets, end of period (000’s)	$131,710
Portfolio turnover rate	0.04%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.

d Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

e Ratios are annualized for periods less than one year.

f Does not include expenses of the Underlying Funds in which the Fund invests. The annualized weighted average expense ratio of the Underlying Funds was 0.65% for the period ended December 31, 2007.

g For the period July 2, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

FFA-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Templeton VIP Founding Funds Allocation Fund	Shares	Value
Investments in Underlying Funds[a]
Long Term Investments 98.3%
Domestic Equity 32.7%
Mutual Shares Securities Fund, Class I	2,119,763	$43,285,557

Domestic Hybrid 32.8%
Franklin Income Securities Fund, Class I	2,460,854	43,384,859

Foreign Equity 32.8%
Templeton Growth Securities Fund, Class I	2,758,664	43,255,852

Total Investments in Underlying Funds (Cost $131,389,648) 98.3%		129,926,268
Other Assets, less Liabilities 1.7%		2,250,161

Net Assets 100.0%		$132,176,429

[a]	See Note 6 regarding investments in Underlying Funds.

The accompanying notes are an integral part of these financial statements.

FFA-9

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Templeton VIP Founding Funds Allocation Fund
Assets:
Investments in Underlying Funds (Note 6):
Cost	$131,389,648

Value	$129,926,268
Cash	1,305,346
Receivables:
Investment securities sold	9,677
Capital shares sold	2,322,196
Offering costs	12,615

Total assets	133,576,102

Liabilities:
Payables:
Investment securities purchased	1,300,000
Affiliates	50,208
Accrued expenses and other liabilities	49,465

Total liabilities	1,399,673

Net assets, at value	$132,176,429

Net assets consist of:
Paid-in capital	$133,640,759
Net unrealized appreciation (depreciation)	(1,463,380)
Accumulated net realized gain (loss)	(950)

Net assets, at value	$132,176,429

Class 1:
Net assets, at value	$466,356

Shares outstanding	50,000

Net asset value and maximum offering price per share	$9.33

Class 2:
Net assets, at value	$131,710,073

Shares outstanding	14,139,750

Net asset value and maximum offering price per share	$9.31

The accompanying notes are an integral part of these financial statements.

FFA-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the period ended December 31, 2007a

Franklin Templeton VIP Founding Funds Allocation Fund
Investment income:
Dividends from Underlying Funds (Note 6)	$—

Expenses:
Administrative fees (Note 3a)	19,770
Distribution fees - Class 2 (Note 3b)	50,120
Reports to shareholders	29,454
Registration and filing fees	209
Professional fees	18,535
Trustees’ fees and expenses	6
Amortization of offering costs	12,117
Other	2,224

Total expenses	132,435

Net investment income (loss)	(132,435)

Realized and unrealized gains (losses):
Net realized gain (loss) from sale of investments in Underlying Funds	(950)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(1,463,380)

Net realized and unrealized gain (loss)	(1,464,330)

Net increase (decrease) in net assets resulting from operations	$(1,596,765)

[a]	For the period July 2, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

FFA-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Changes in Net Assets

Franklin Templeton VIP Founding Funds Allocation Fund
Period Ended December 31, 2007[a]

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(132,435)
Net realized gain (loss) from Underlying Funds	(950)
Net change in unrealized appreciation (depreciation) on investments in Underlying Funds	(1,463,380)

Net increase (decrease) in net assets resulting from operations	(1,596,765)

Capital share transactions: (Note 2)
Class 1	500,000
Class 2	133,273,194

Total capital share transactions	133,773,194

Net increase (decrease) in net assets	132,176,429
Net assets (there is no undistributed net investment income at beginning or end of period):
Beginning of period	—

End of period	$132,176,429

[a]	For the period July 2, 2007 (commencement of operations) to December 31, 2007.

The accompanying notes are an integral part of these financial statements.

FFA-12

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Templeton VIP Founding Funds Allocation Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. The Fund invests primarily in Franklin Templeton mutual funds (Underlying Funds). Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 66.43% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

Effective July 2, 2007, the Trust began offering shares of the Fund.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Net asset value per share is calculated as of the close of trading of the NYSE. Investments in the Underlying Funds are valued at their closing net asset value each trading day.

b. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income and realized gain distributions by Underlying Funds are recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

The Fund indirectly bears its proportionate share of expenses from the Underlying Funds. Since the Underlying Funds have varied expense levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of expenses incurred by the Fund will vary.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Offering Costs

Offering costs are amortized on a straight line basis over twelve months.

FFA-13

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Period Ended December 31, 2007[a]
Class 1 Shares:	Shares	Amount
Shares sold	50,000	$500,000
Shares redeemed	—	—

Net increase (decrease)	50,000	$500,000

Class 2 Shares:
Shares sold	14,284,933	$134,614,945
Shares redeemed	(145,183)	(1,341,751)

Net increase (decrease)	14,139,750	$133,273,194

[a]	For the period July 2, 2007 (commencement of operations) to December 31, 2007.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Administrative Fees

The Fund pays an administrative fee to FT Services of 0.10% per year of the average daily net assets of the Fund for administrative services including monitoring and rebalancing the percentages of the Fund’s investments in the Underlying Funds.

FFA-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

c. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. INCOME TAXES

The Fund has reviewed the tax positions as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

At December 31, 2007, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$131,390,598

Unrealized appreciation	$—
Unrealized depreciation	(1,464,330)

Net unrealized appreciation (depreciation)	$(1,464,330)

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

5. INVESTMENT TRANSACTIONS

Purchases and sales of Underlying Funds (excluding short term securities) for the year ended December 31, 2007, were as follows:

Purchases	$131,411,999
Sales	$21,401

6. INVESTMENTS IN UNDERLYING FUNDS

The Fund invests primarily in the Underlying Funds which are managed by Franklin Advisers, Inc., (Advisers), an affiliate of FT Services, or an affiliate of Advisers. The Fund does not invest in the Underlying Funds for the purpose of exercising management or control. At December 31, 2007, the Fund held no positions which exceed 5% of the Underlying Funds shares outstanding.

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Pursuant to a SEC exemptive order specific to the Fund’s investment in the Sweep Money Fund, administrative fees are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

FFA-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Templeton VIP Founding Funds Allocation Fund

7. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FFA-16

Franklin Templeton Variable Insurance Products Trust

Franklin Templeton VIP Founding Funds Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Templeton VIP Founding Funds Allocation Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period from July 2, 2007 (commencement of operations) through December 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of investments in the Underlying Funds at December 31, 2007 by correspondence with the transfer agent of the Underlying Funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FFA-17

FRANKLIN U.S. GOVERNMENT FUND

This annual report for Franklin U.S. Government Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+6.85%	+3.98%	+5.53%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Lehman Brothers (LB) U.S. Government: Intermediate Index and the Lipper VIP General U.S. Government Funds Classification Average, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: Standard & Poor’s Micropal; Lipper Inc. Please see Index Descriptions following the Fund Summaries.

Franklin U.S. Government Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

FUS-1

Fund Goal and Main Investments: Franklin U.S. Government Fund seeks income. The Fund normally invests at least 80% of its net assets in U.S. government securities and normally invests primarily in fixed and variable rate mortgage-backed securities, a substantial portion of which is Ginnie Maes.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. Compared with its benchmarks for the same period, the Fund underperformed the LB U.S. Government: Intermediate Index’s +8.47% return and the Lipper VIP General U.S. Government Funds Classification Average’s +7.24% return.1

Economic and Market Overview

The U.S. economy grew at a moderate but uneven pace for the year ended December 31, 2007. After starting 2007 with first quarter gross domestic product (GDP) growth of 0.6% annualized, the economy accelerated to a strong second quarter growth rate of 3.8% annualized, fueled by a surge in exports. In the third quarter, GDP growth advanced at a 4.9% annualized rate, the fastest pace in four years. For most of the reporting period, consumer spending and personal income supported economic expansion, but signs of a slowing economy became evident as a number of indicators reflected a housing market correction, financial market strains and softening business and consumer spending, as well as upward inflation pressures from increasing food, energy and commodity prices and a weaker dollar. In the fourth quarter, GDP growth slowed to an estimated 0.6% annualized rate.

Oil prices exhibited continued volatility, reaching a historical high in November. Core inflation, which excludes food and energy costs, rose modestly for the year, signaling that inflation risk remains. For December 2007, core inflation had a 12-month increase of 2.4%.2 The Federal Reserve Board’s (Fed’s) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 2.2%.3

1. Sources: Standard & Poor’s Micropal; Lipper Inc. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.

Fund Risks: Interest rate movements and mortgage prepayment rates may impact the Fund’s share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund’s portfolio adjust to a rise in interest rates, the Fund’s share price may decline. U.S. government securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to the timely payment of principal and interest. The Fund’s yield and share price are not guaranteed and will fluctuate with market conditions. The Fund’s prospectus also includes a description of the main investment risks.

FUS-2

As investor uncertainty continued in the latter half of 2007, the Fed remained committed to act in an effort to restore normalcy to U.S. financial markets. The Fed cut the discount rate (the Fed’s interest rate charged to member banks) four times, bringing the rate to 4.75%. It also lowered the federal funds target rate three times. Minutes released from its December meeting, in which the Fed lowered the federal funds target rate to 4.25%, cited an uncertain outlook for economic growth and inflation and the need for the committee to be “exceptionally alert to economic and financial developments.”

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 3.05% at the end of December, down from 4.82% a year earlier. The 10-year U.S. Treasury note ended December yielding 4.04%, compared with 4.71% at the beginning of the period.

Investment Strategy

Using our straightforward investment approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. government and agency securities. Analyzing securities using proprietary and nonproprietary research, we seek to identify attractive investment opportunities.

Manager’s Discussion

After a mild start, the 12-month review period became one of heightened volatility, widespread uncertainty and risk reassessment.

For the first half of the year, Ginnie Mae (GNMA) mortgage-backed securities (MBS) generally outperformed comparable high credit-quality U.S. Treasuries as investors’ risk appetite was generally robust due to abundant liquidity and a continued solid economic environment. However, the trend reversed mid-year as increased delinquency and default activity in the lower credit-quality, subprime mortgage market created a challenging environment across much of the fixed income universe. What first appeared as an isolated incident in a narrow section of the debt market evolved into a much more complex situation, involving access to credit and capital market liquidity. Investors’ risk appetite suddenly and rapidly shifted. In an environment of heightened risk aversion, 30-year GNMA MBS generally outperformed their conventional Fannie Mae (FNMA) and Freddie Mac (FHLMC) MBS counterparts in the second half of the year as investors sought the safety of U.S. government guaranteed securities.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

FUS-3

Mortgage prepayments across all coupons and program types fell with tightening credit standards and a pullback in housing and refinancing activity. Investors concerned with uncertain cash flows due to mortgage prepayments generally found MBS and GNMAs in particular attractive as GNMAs are sensitive to prepayment risk.

Consistent with our strategy, as we believed that income would continue to drive performance within the GNMA markets, we generally looked for opportunities in 30-year collateral bonds as opposed to their 15-year counterparts. At period-end, the Fund’s GNMA assets were allocated between the two tiers of the GNMA market, the GNMA I (comprising single-issuer pools) and GNMA II (comprising multiple-issuer pools) programs. However, over the reporting period, we made minor adjustments to the portfolio’s allocation and trimmed our exposure to GNMA II securities relative to our GNMA I holdings as yield spreads between those sectors remained at relatively tight levels. We also increased our allocation to higher coupon GNMAs, as we believed prepayment risk would continue to fall. Although we remained slightly overweighted in lower coupon securities than in past periods, we reduced our exposure.

Thank you for your participation in Franklin U.S. Government Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

FUS-4

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin U.S. Government Fund – Class 1

FUS-5

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,060.00	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.58	$2.65

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.52%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FUS-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin U.S. Government Fund

	Year Ended December 31,
Class 1	2007		2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.69		$12.75	$12.99	$13.22	$13.61

Income from investment operations[a]:
Net investment income[b]	0.61		0.59	0.54	0.51	0.51
Net realized and unrealized gains (losses)	0.22		(0.07)	(0.20)	(0.05)	(0.18)

Total from investment operations	0.83		0.52	0.34	0.46	0.33

Less distributions from net investment income	(0.63)		(0.58)	(0.58)	(0.69)	(0.72)

Net asset value, end of year	$12.89		$12.69	$12.75	$12.99	$13.22

Total return[c]	6.85%		4.31%	2.65%	3.71%	2.43%
Ratios to average net assets
Expenses	0.53%	[e]	0.54% [e]	0.52% [e]	0.54% [e]	0.53%
Net investment income	4.83%		4.67%	4.18%	3.90%	3.79%

Supplemental data
Net assets, end of year (000’s)	$167,700		$187,867	$217,165	$259,833	$311,864
Portfolio turnover rate	27.50%		23.46%	21.46%	75.93%	72.09%
Portfolio turnover rate excluding mortgage dollar rolls[d]	27.50%		23.46%	15.62%	33.63%	23.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dSee Note 1(c) regarding mortgage dollar rolls.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FUS-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin U.S. Government Fund

	Year Ended December 31,
Class 2	2007		2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$12.52		$12.59	$12.84	$13.08	$13.49

Income from investment operations[a]:
Net investment income[b]	0.57		0.55	0.50	0.47	0.46
Net realized and unrealized gains (losses)	0.22		(0.07)	(0.20)	(0.04)	(0.16)

Total from investment operations	0.79		0.48	0.30	0.43	0.30

Less distributions from net investment income	(0.60)		(0.55)	(0.55)	(0.67)	(0.71)

Net asset value, end of year	$12.71		$12.52	$12.59	$12.84	$13.08

Total return[c]	6.61%		4.02%	2.40%	3.48%	2.21%
Ratios to average net assets
Expenses	0.78%	[e]	0.79% [e]	0.77% [e]	0.79% [e]	0.78%
Net investment income	4.58%		4.42%	3.93%	3.65%	3.54%

Supplemental data
Net assets, end of year (000’s)	$379,386		$374,323	$379,662	$332,373	$240,047
Portfolio turnover rate	27.50%		23.46%	21.46%	75.93%	72.09%
Portfolio turnover rate excluding mortgage dollar rolls[d]	27.50%		23.46%	15.62%	33.63%	23.26%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dSee Note 1(c) regarding mortgage dollar rolls.

eBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FUS-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments 97.0%
Mortgage-Backed Securities 77.5%
[a]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 6.954%, 6/01/22	$238,633	$242,143
FHLMC, 7.151%, 2/01/19	165,707	168,096

		410,239

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 9.2%
FHLMC Gold 15 Year, 6.50%, 6/01/08 - 7/01/08	23,644	23,795
FHLMC Gold 30 Year, 5.00%, 9/01/33 - 4/01/34	9,506,840	9,290,168
FHLMC Gold 30 Year, 5.00%, 6/01/37	6,886,821	6,720,880
FHLMC Gold 30 Year, 5.50%, 7/01/33 - 1/01/35	4,689,401	4,686,951
FHLMC Gold 30 Year, 5.50%, 11/01/34	10,140,979	10,133,532
FHLMC Gold 30 Year, 6.00%, 1/01/24 - 8/01/35	10,990,306	11,186,286
FHLMC Gold 30 Year, 6.50%, 11/01/23 - 5/01/35	4,358,373	4,508,928
FHLMC Gold 30 Year, 7.00%, 4/01/24 - 10/01/32	1,467,689	1,542,106
FHLMC Gold 30 Year, 7.50%, 12/01/22 - 5/01/24	79,014	84,550
FHLMC Gold 30 Year, 8.00%, 7/01/21 - 5/01/22	58,469	62,381
FHLMC Gold 30 Year, 8.50%, 7/01/21 - 7/01/31	2,075,976	2,235,194
FHLMC PC 30 Year, 8.00%, 1/01/17 - 9/01/17	18,929	20,016
FHLMC PC 30 Year, 8.50%, 9/01/20	3,261	3,499

		50,498,286

[a]Federal National Mortgage Association (FNMA) Adjustable Rate 0.5%
FNMA, 6.777%, 3/01/20	204,565	212,170
FNMA, 6.873%, 1/01/18	1,579,882	1,595,458
FNMA, 6.947%, 9/01/18	499,157	505,282
FNMA, 7.00%, 2/01/19	227,090	229,058
FNMA, 7.194%, 7/01/19	243,650	245,867

		2,787,835

Federal National Mortgage Association (FNMA) Fixed Rate 14.0%
FNMA 15 Year, 5.50%, 6/01/16 - 11/01/17	1,878,395	1,907,174
FNMA 15 Year, 6.00%, 8/01/17 - 9/01/17	1,877,577	1,925,008
FNMA 30 Year, 5.00%, 3/01/34 - 7/01/35	9,777,977	9,550,173
FNMA 30 Year, 5.50%, 12/01/32 - 8/01/35	17,818,324	17,828,400
FNMA 30 Year, 6.00%, 1/01/24 - 12/01/34	3,164,246	3,218,257
FNMA 30 Year, 6.00%, 2/01/36	8,168,509	8,297,980
FNMA 30 Year, 6.00%, 2/01/36	8,540,680	8,676,050
FNMA 30 Year, 6.00%, 3/01/36	14,331,617	14,558,775
FNMA 30 Year, 6.50%, 1/01/24 - 8/01/32	3,490,480	3,623,433
FNMA 30 Year, 7.50%, 4/01/23 - 8/01/25	164,227	175,792
FNMA 30 Year, 8.00%, 7/01/16 - 2/01/25	356,477	381,437
FNMA 30 Year, 8.50%, 10/01/19 - 8/01/21	6,932	7,449
FNMA 30 Year, 9.00%, 10/01/26	657,391	716,994
FNMA GL 30 Year, 8.00%, 8/01/19 - 6/01/20	74,635	80,161
FNMA PL 30 Year, 5.50%, 4/01/34	5,617,574	5,602,098

		76,549,181

Government National Mortgage Association (GNMA) Fixed Rate 53.7%
GNMA I SF 30 Year, 5.00%, 6/15/30 - 9/15/36	34,722,817	34,232,017
GNMA I SF 30 Year, 5.50%, 11/15/28 - 6/15/37	46,624,806	46,990,823
GNMA I SF 30 Year, 5.50%, 4/15/37	9,744,112	9,817,554
GNMA I SF 30 Year, 6.00%, 11/15/23 - 4/15/37	26,757,008	27,424,544
GNMA I SF 30 Year, 6.00%, 1/15/37	5,365,735	5,495,046

FUS-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments (continued)
Mortgage-Backed Securities (continued)
Government National Mortgage Association (GNMA) Fixed Rate (continued)
GNMA I SF 30 Year, 6.00%, 1/15/37	$5,633,152	$5,770,970
GNMA I SF 30 Year, 6.00%, 2/15/37	9,137,234	9,357,437
GNMA I SF 30 Year, 6.50%, 5/15/23 - 5/15/37	12,020,779	12,471,598
GNMA I SF 30 Year, 7.00%, 3/15/22 - 1/15/32	3,280,889	3,482,414
GNMA I SF 30 Year, 7.50%, 2/15/17 - 3/15/32	1,635,092	1,743,654
GNMA I SF 30 Year, 8.00%, 2/15/17 - 6/15/24	911,884	982,776
GNMA I SF 30 Year, 8.25%, 4/15/25	21,470	23,288
GNMA I SF 30 Year, 8.50%, 6/15/22 - 12/15/24	235,973	257,652
GNMA I SF 30 Year, 9.00%, 6/15/16 - 7/15/20	108,978	117,840
GNMA I SF 30 Year, 9.50%, 7/15/16 - 6/15/21	310,572	339,794
GNMA I SF 30 Year, 10.00%, 10/15/17 - 8/15/21	214,528	249,026
GNMA II SF 30 Year, 5.00%, 9/20/33	12,781,350	12,492,528
GNMA II SF 30 Year, 5.00%, 10/20/33 - 11/20/33	5,370,706	5,248,458
GNMA II SF 30 Year, 5.00%, 8/20/35	8,770,150	8,570,509
GNMA II SF 30 Year, 5.50%, 5/20/34 - 8/20/37	29,996,589	30,071,397
GNMA II SF 30 Year, 5.50%, 12/20/34	11,034,135	11,062,863
GNMA II SF 30 Year, 5.50%, 2/20/35	6,439,711	6,456,562
GNMA II SF 30 Year, 5.50%, 2/20/36	25,302,625	25,363,379
GNMA II SF 30 Year, 6.00%, 11/20/23 - 5/20/36	10,273,367	10,497,508
GNMA II SF 30 Year, 6.00%, 9/20/34	8,156,233	8,333,857
GNMA II SF 30 Year, 6.00%, 1/20/36	11,936,324	12,185,715
GNMA II SF 30 Year, 6.50%, 12/20/27 - 4/20/34	3,505,750	3,634,804
GNMA II SF 30 Year, 7.00%, 5/20/32	57,228	60,504
GNMA II SF 30 Year, 7.50%, 5/20/17 - 5/20/33	645,059	685,525
GNMA II SF 30 Year, 8.00%, 7/20/16 - 8/20/26	51,617	55,349
GNMA II SF 30 Year, 9.50%, 4/20/25	11,014	12,094

		293,487,485

Total Mortgage-Backed Securities (Cost $422,393,557)		423,733,026

U.S. Government and Agency Securities 19.5%
FFCB, 4.45%, 8/27/10	15,000,000	15,323,745
FHLB,
4.875%, 5/14/10	10,000,000	10,292,820
5.125%, 8/14/13	11,000,000	11,609,004
5.375%, 8/19/11	12,000,000	12,672,156
[b]FICO,
15, Strip, 3/07/16	15,000,000	10,463,970
16, Strip, 10/05/10	4,745,000	4,319,454
HUD, 96-A,
7.63%, 8/01/14	4,110,000	4,116,350
7.66%, 8/01/15	4,140,000	4,146,566
[a]SBA, FRN,
7.35%, 6/25/19	480,118	472,499
7.625%, 3/25/18	786,413	804,029
SBA, PC,
1995-20L, 1, 6.45%, 12/01/15	910,056	934,962
1996-20L, 1, 6.70%, 12/01/16	953,435	985,669
1997-20G, 1, 6.85%, 7/01/17	1,184,169	1,227,116
1998-20I, 1, 6.00%, 9/01/18	3,065,598	3,149,927

FUS-10

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Franklin U.S. Government Fund	Principal Amount	Value
Long Term Investments (continued)
U.S. Government and Agency Securities (continued)
TVA,
5.88%, 4/01/36	$10,000,000	$11,528,290
zero cpn. to 4/15/12, 8.25% thereafter, 4/15/42	6,000,000	5,209,782
U.S. Treasury Note,
3.75%, 5/15/08	1,000,000	1,001,485
4.75%, 5/15/14	8,000,000	8,509,376

Total U.S. Government and Agency Securities (Cost $99,255,397)		106,767,200

Total Long Term Investments (Cost $521,648,954)		530,500,226

Short Term Investment (Cost $14,350,597) 2.6%
Repurchase Agreement 2.6%
[c]Joint Repurchase Agreement, 3.773%, 1/02/08 (Maturity Value $14,353,605)	14,350,597	14,350,597
ABN AMRO Bank NV, New York Branch (Maturity Value $1,412,395)
Banc of America Securities LLC (Maturity Value $1,412,395)
Barclays Capital Inc. (Maturity Value $650,505)
BNP Paribas Securities Corp. (Maturity Value $1,412,395)
Credit Suisse Securities (USA) LLC (Maturity Value $371,615)
Deutsche Bank Securities Inc. (Maturity Value $1,412,395)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,412,395)
Goldman, Sachs & Co. (Maturity Value $1,709,658)
Greenwich Capital Markets Inc. (Maturity Value $1,412,395)
Lehman Brothers Inc. (Maturity Value $1,735,062)
Merrill Lynch Government Securities Inc. (Maturity Value $1,412,395)

Collateralized by U.S. Government Agency Securities, 3.00% - 6.25%, 1/15/08 - 11/14/12;
[b]U.S. Government Agency Discount Notes, 1/02/08 - 8/01/12; [b]U.S. Treasury Bill, 6/12/08;
and U.S. Treasury Notes, 3.25% - 4.625%, 3/31/08 - 8/15/10

Total Investments (Cost $535,999,551) 99.6%		544,850,823
Other Assets, less Liabilities 0.4%		2,235,252

Net Assets 100.0%		$547,086,075

Selected Portfolio Abbreviations

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FICO - Financing Corp.

FRN - Floating Rate Note

GL - Government Loan

HUD - Housing and Urban Development

PC - Participation Certificate

PL - Project Loan

SBA - Small Business Administration

SF - Single Family

TVA - Tennessee Valley Authority

[a]	The coupon rate shown represents the rate at period end.
[b]	The security is traded on a discount basis with no stated coupon rate.
[c]	See Note 1(b) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

FUS-11

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin U.S. Government Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$521,648,954
Cost - Repurchase agreements	14,350,597

Total cost of investments	$535,999,551

Value - Unaffiliated issuers	$530,500,226
Value - Repurchase agreements	14,350,597

Total value of investments	544,850,823
Receivables:
Investment securities sold	17,708
Capital shares sold	126,983
Interest	3,248,913

Total assets	548,244,427

Liabilities:
Payables:
Capital shares redeemed	663,514
Affiliates	394,702
Reports to shareholders	58,620
Accrued expenses and other liabilities	41,516

Total liabilities	1,158,352

Net assets, at value	$547,086,075

Net assets consist of:
Paid-in capital	$531,018,040
Undistributed net investment income	26,976,620
Net unrealized appreciation (depreciation)	8,851,272
Accumulated net realized gain (loss)	(19,759,857)

Net assets, at value	$547,086,075

Class 1:
Net assets, at value	$167,700,322

Shares outstanding	13,007,634

Net asset value and maximum offering price per share	$12.89

Class 2:
Net assets, at value	$379,385,753

Shares outstanding	29,853,131

Net asset value and maximum offering price per share	$12.71

The accompanying notes are an integral part of these financial statements.

FUS-12

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin U.S. Government Fund
Investment income:
Interest	$30,261,607

Expenses:
Management fees (Note 3a)	2,790,208
Distribution fees - Class 2 (Note 3c)	970,933
Unaffiliated transfer agent fees	9,535
Custodian fees (Note 4)	9,824
Reports to shareholders	116,739
Professional fees	33,984
Trustees’ fees and expenses	2,464
Other	25,050

Total expenses	3,958,737
Expense reductions (Note 4)	(1)

Net expenses	3,958,736

Net investment income	26,302,871

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(209,663)
Net change in unrealized appreciation (depreciation) on investments	10,101,095

Net realized and unrealized gain (loss)	9,891,432

Net increase (decrease) in net assets resulting from operations	$36,194,303

The accompanying notes are an integral part of these financial statements.

FUS-13

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin U.S. Government Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$26,302,871	$25,671,937
Net realized gain (loss) from investments	(209,663)	421
Net change in unrealized appreciation (depreciation) on investments	10,101,095	(2,945,389)

Net increase (decrease) in net assets resulting from operations	36,194,303	22,726,969

Distributions to shareholders from:
Net investment income:
Class 1	(8,563,032)	(9,026,792)
Class 2	(18,820,597)	(16,056,330)

Total distributions to shareholders	(27,383,629)	(25,083,122)

Capital share transactions: (Note 2)
Class 1	(23,075,720)	(28,416,733)
Class 2	(839,107)	(3,863,133)

Total capital share transactions	(23,914,827)	(32,279,866)

Net increase (decrease) in net assets	(15,104,153)	(34,636,019)
Net assets:
Beginning of year	562,190,228	596,826,247

End of year	$547,086,075	$562,190,228

Undistributed net investment income included in net assets:
End of year	$26,976,620	$26,099,715

The accompanying notes are an integral part of these financial statements.

FUS-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin U.S. Government Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 82.84% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities, mortgage pass-through securities, other mortgage-backed securities, collateralized mortgage obligations and asset-backed securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2007. The joint repurchase agreement is valued at cost.

FUS-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

c. Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a to-be announced basis. Mortgage dollar rolls are agreements between the fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the fund upon entering into the mortgage dollar roll. In addition, the Fund may earn interest on the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

FUS-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	191,572	$2,420,954	161,350	$2,036,467
Shares issued in reinvestment of distributions	707,689	8,563,032	745,400	9,026,792
Shares redeemed	(2,694,671)	(34,059,706)	(3,135,712)	(39,479,992)

Net increase (decrease)	(1,795,410)	$(23,075,720)	(2,228,962)	$(28,416,733)

Class 2 Shares:
Shares sold	6,944,293	$86,774,866	3,669,008	$45,693,189
Shares issued in reinvestment of distributions	1,576,264	18,820,597	1,341,381	16,056,330
Shares redeemed	(8,564,549)	(106,434,570)	(5,278,337)	(65,612,652)

Net increase (decrease)	(43,992)	$(839,107)	(267,948)	$(3,863,133)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Effective January 1, 2008, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

FUS-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008	$5,752,213
2011	4,558,723
2012	3,331,578
2013	2,102,640
2014	1,618,397
2015	2,329,071

$19,692,622

For tax purposes, realized capital losses, occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized capital losses of $65,879.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from ordinary income	$27,383,629	$25,083,122

FUS-18

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

5. INCOME TAXES (continued)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$536,485,554

Unrealized appreciation	$11,372,757
Unrealized depreciation	(3,007,488)

Net unrealized appreciation (depreciation)	$8,365,269

Distributable earnings – undistributed ordinary income	$27,461,267

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar rolls, paydown losses and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, mortgage dollar rolls, paydown losses and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $146,473,311 and $158,925,945, respectively.

7. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

FUS-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin U.S. Government Fund

8. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FUS-20

Franklin Templeton Variable Insurance Products Trust

Franklin U.S. Government Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin U.S. Government Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FUS-21

FRANKLIN ZERO COUPON FUND 2010

This annual report for Franklin Zero Coupon Fund 2010 covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+8.62%	+4.21%	+6.40%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Merrill Lynch (ML) 5-Year and 2-Year Zero Coupon Bond Indexes, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Franklin Zero Coupon Fund 2010 – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

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Fund Goal and Main Investments: Franklin Zero Coupon Fund 2010 seeks as high an investment return as is consistent with capital preservation. The Fund normally invests at least 80% of its net assets in zero coupon debt securities and normally invests primarily to predominantly in U.S. Treasury issued stripped securities and stripped securities issued by the U.S. government, or its agencies and authorities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. For comparison, the Fund’s benchmarks, the ML 5-Year Zero Coupon Bond Index and ML 2-Year Zero Coupon Bond Index, had returns of +10.42% and +7.76% for the same period.1

Economic and Market Overview

The U.S. economy grew at a moderate but uneven pace for the year ended December 31, 2007. After starting 2007 with first quarter gross domestic product (GDP) growth of 0.6% annualized, the economy accelerated to a strong second quarter growth rate of 3.8% annualized, fueled by a surge in exports. In the third quarter, GDP growth advanced at a 4.9% annualized rate, the fastest pace in four years. For most of the reporting period, consumer spending and personal income supported economic expansion, but signs of a slowing economy became evident as a number of indicators reflected a housing market correction, financial market strains and softening business and consumer spending, as well as upward inflation pressures from increasing food, energy and commodity prices and a weaker dollar. In the fourth quarter, GDP growth slowed to an estimated 0.6% annualized rate.

Oil prices exhibited continued volatility, reaching a historical high in November. Core inflation, which excludes food and energy costs, rose modestly for the year, signaling that inflation risk remains. For December 2007, core inflation had a 12-month increase of 2.4%.2 The Federal Reserve Board’s (Fed’s) preferred measure of inflation, the core personal consumption expenditures price index, reported a 12-month increase of 2.2%.3

As investor uncertainty continued in the latter half of 2007, the Fed remained committed to act in an effort to restore normalcy to U.S. financial markets. The Fed cut the discount rate (the Fed’s interest rate charged to member banks) four times, bringing the rate to 4.75%. It

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

3. Source: Bureau of Economic Analysis.

Fund Risks: Changes in interest rates affect the prices of the Fund’s debt securities. If interest rates rise, the value of the Fund’s debt securities will fall and so will the Fund’s share price. Because zero coupon securities do not pay interest, their market value can fall more dramatically when interest rates rise than interest-paying securities of similar maturities. The Fund’s prospectus also includes a description of the main investment risks.

FZ10-2

also lowered the federal funds target rate three times. Minutes released from its December meeting, in which the Fed lowered the federal funds target rate to 4.25%, cited an uncertain outlook for economic growth and inflation and the need for the committee to be “exceptionally alert to economic and financial developments.”

Over the period, investors sought relative safety in short-term U.S. Treasuries, Treasury yields declined and the yield curve steepened. Short-term, two- and five-year yields declined significantly, with the two-year bill yielding 3.05% at the end of December, down from 4.82% a year earlier. The 10-year U.S. Treasury note ended December yielding 4.04%, compared with 4.71% at the beginning of the period.

Investment Strategy

In selecting investments for the Fund, we seek to keep the Fund’s average duration to within 12 months of its maturity Target Date. Duration is a measure of the length of an investment, taking into account the timing and amount of any interest payments and the principal repayment. Duration is also a measure of a bond’s price sensitivity to interest rates. We analyze securities using both proprietary and nonproprietary research to seek and identify attractive investment opportunities.

Manager’s Discussion

During the 12 months ended December 31, 2007, fixed income markets were characterized by increasing volatility, uncertainty and a general re-pricing of risk. During this period of heightened risk aversion, U.S. Treasuries generally outperformed other fixed income sectors as investors sought safety from volatile markets.

The Fund was substantially invested in zero coupon and stripped securities issued by government-related entities and other high-quality issuers, which generally outperformed lower-quality sectors such as corporate high yield bonds. However, within the government-related sector, Treasuries generally outperformed other issues. In some cases, the somewhat less-liquid zero coupon and stripped securities underperformed more liquid coupon-bearing bonds of similar durations.

During the review period, we remained committed to our investment process as we sought high-quality investments with what we believed were attractive valuations. Consistent with our investment strategy, we also continued to emphasize zero coupon and stripped securities with maturities near the Fund’s target date.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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Thank you for your participation in Franklin Zero Coupon Fund 2010. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Franklin Zero Coupon Fund 2010 – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,071.00	$3.34
Hypothetical (5% return before expenses)	$1,000	$1,021.98	$3.26

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.64%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

FZ10-6

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Franklin Zero Coupon Fund – 2010

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.80	$16.02	$16.49	$16.55	$16.61

Income from investment operations[a]:
Net investment income[b]	0.78	0.77	0.80	0.81	0.82
Net realized and unrealized gains (losses)	0.52	(0.36)	(0.54)	(0.08)	(0.20)

Total from investment operations	1.30	0.41	0.26	0.73	0.62

Less distributions from:
Net investment income	(0.80)	(0.63)	(0.72)	(0.79)	(0.68)
Net realized gains	—	—	(0.01)	—	—

Total distributions	(0.80)	(0.63)	(0.73)	(0.79)	(0.68)

Net asset value, end of year	$16.30	$15.80	$16.02	$16.49	$16.55

Total return[c]	8.62%	2.71%	1.54%	4.72%	3.59%
Ratios to average net assets
Expenses	0.66% [d]	0.67% [d]	0.69%	0.68%	0.68%
Net investment income	4.94%	4.89%	4.93%	4.91%	4.93%

Supplemental data
Net assets, end of year (000’s)	$95,583	$93,184	$101,555	$78,978	$72,833
Portfolio turnover rate	4.49%	2.00%	—%	11.74%	38.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

FZ10-7

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Franklin Zero Coupon Fund – 2010

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003[f]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.72	$15.96	$16.43	$16.52	$17.39

Income from investment operations[a]:
Net investment income[b]	0.73	0.73	0.76	0.77	0.49
Net realized and unrealized gains (losses)	0.53	(0.37)	(0.54)	(0.08)	(0.68)

Total from investment operations	1.26	0.36	0.22	0.69	(0.19)

Less distributions from:
Net investment income	(0.76)	(0.60)	(0.68)	(0.78)	(0.68)
Net realized gains	—	—	(0.01)	—	—

Total distributions	(0.76)	(0.60)	(0.69)	(0.78)	(0.68)

Net asset value, end of year	$16.22	$15.72	$15.96	$16.43	$16.52

Total return[c]	8.41%	2.39%	1.32%	4.45%	3.40%
Ratios to average net assets[d]
Expenses	0.91% [e]	0.92% [e]	0.94%	0.93%	0.93%
Net investment income	4.69%	4.64%	4.68%	4.66%	4.68%

Supplemental data
Net assets, end of year (000’s)	$17,424	$25,982	$24,040	$14,251	$11,649
Portfolio turnover rate	4.49%	2.00%	—%	11.74%	38.37%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fFor the period May 12, 2003 (effective date) to December 31, 2003.

The accompanying notes are an integral part of these financial statements.

FZ10-8

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Franklin Zero Coupon Fund – 2010	Principal Amount	Value
U.S. Government and Agency Securities 99.6%
FHLMC, Strip, 7/15/10	$11,150,000	$10,230,169
1/15/11	10,629,000	9,568,247
FICO, Strip, 19, 6/06/10	9,800,000	9,021,890
A, 8/08/10	7,000,000	6,409,907
FNMA, Strip, 8/12/09	1,975,000	1,870,615
8/01/10	8,250,000	7,471,365
8/12/10	1,230,000	1,125,927
International Bank for Reconstruction & Development (Supranationala), 2, zero cpn., 2/15/11	500,000	445,647
zero cpn., 2/15/11	1,392,000	1,240,683
zero cpn., 2/15/12	2,800,000	2,385,936
zero cpn., 2/15/13	3,287,000	2,678,080
zero cpn., 8/15/13	4,100,000	3,263,522
Resolution Funding, Strip, 10/15/10	10,000,000	9,168,650
TVA, Strip, 1/01/10	412,000	381,523
4/15/10	12,000,000	11,108,928
10/15/10	1,320,000	1,200,341
1/15/11	10,669,000	9,604,255
10/15/11	7,295,000	6,371,847
U.S. Treasury, Strip, 2/15/11	1,000,000	908,981
2/15/11	20,000,000	18,107,121

Total U.S. Government and Agency Securities (Cost $104,458,610)		112,563,634

Short Term Investment (Cost $965,081) 0.9%
Repurchase Agreements 0.9%
[b]Joint Repurchase Agreement, 3.773%, 1/02/08 (Maturity Value $965,283)	965,081	965,081
ABN AMRO Bank NV, New York Branch (Maturity Value $94,984)
Banc of America Securities LLC (Maturity Value $94,984)
Barclays Capital Inc. (Maturity Value $43,747)
BNP Paribas Securities Corp. (Maturity Value $94,984)
Credit Suisse Securities (USA) LLC (Maturity Value $24,991)
Deutsche Bank Securities Inc. (Maturity Value $94,984)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $94,984)
Goldman, Sachs & Co. (Maturity Value $114,975)
Greenwich Capital Markets Inc. (Maturity Value $94,984)
Lehman Brothers Inc. (Maturity Value $116,682)
Merrill Lynch Government Securities Inc. (Maturity Value $94,984)

Collateralized by U.S. Government Agency Securities, 3.00% - 6.25%, 1/15/08 - 11/14/12; [c]U.S. Government Agency Discount Notes, 1/02/08 - 8/01/12; [c]U.S. Treasury Bill, 6/12/08; and U.S. Treasury Notes, 3.25% - 4.625%, 3/31/08 - 8/15/10

Total Investments (Cost $105,423,691) 100.5%		113,528,715
Other Assets, less Liabilities (0.5)%		(521,643)

Net Assets 100.0%		$113,007,072

The accompanying notes are an integral part of these financial statements.

FZ10-9

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Selected Portfolio Abbreviations

FHLMC - Federal Home Loan Mortgage Corp.

FICO - Financing Corp.

FNMA - Federal National Mortgage Association

TVA - Tennessee Valley Authority

[a]A	supranational organization is an entity formed by two or more central governments through international treaties.
[b]See	Note 1(b) regarding joint repurchase agreement.
[c]The	security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

FZ10-10

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Franklin Zero Coupon Fund - 2010
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$104,458,610
Cost - Repurchase agreements	965,081

Total cost of investments	$105,423,691

Value - Unaffiliated issuers	$112,563,634
Value - Repurchase agreements	965,081

Total value of investments	113,528,715
Receivables for capital shares sold	228,156

Total assets	113,756,871

Liabilities:
Payables:
Capital shares redeemed	637,732
Affiliates	66,386
Accrued expenses and other liabilities	45,681

Total liabilities	749,799

Net assets, at value	$113,007,072

Net assets consist of:
Paid-in capital	$99,807,811
Undistributed net investment income	5,713,683
Net unrealized appreciation (depreciation)	8,105,024
Accumulated net realized gain (loss)	(619,446)

Net assets, at value	$113,007,072

Class 1:
Net assets, at value	$95,582,660

Shares outstanding	5,863,273

Net asset value and maximum offering price per share	$16.30

Class 2:
Net assets, at value	$17,424,412

Shares outstanding	1,074,200

Net asset value and maximum offering price per share	$16.22

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Franklin Zero Coupon Fund - 2010
Investment income:
Interest	$6,538,261

Expenses:
Management fees (Note 3a)	709,457
Distribution fees - Class 2 (Note 3c)	56,629
Unaffiliated transfer agent fees	2,041
Custodian fees (Note 4)	3,228
Reports to shareholders	21,988
Professional fees	24,125
Trustees’ fees and expenses	517
Other	7,260

Total expenses	825,245
Expense reductions (Note 4)	(285)

Net expenses	824,960

Net investment income	5,713,301

Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(155,461)
Net change in unrealized appreciation (depreciation) on investments	3,846,601

Net realized and unrealized gain (loss)	3,691,140

Net increase (decrease) in net assets resulting from operations	$9,404,441

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin Zero Coupon Fund - 2010
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$5,713,301	$5,933,892
Net realized gain (loss) from investments	(155,461)	(403,673)
Net change in unrealized appreciation (depreciation) on investments	3,846,601	(2,390,175)

Net increase (decrease) in net assets resulting from operations	9,404,441	3,140,044

Distributions to shareholders from net investment income:
Class 1	(4,640,419)	(3,866,133)
Class 2	(1,293,395)	(946,094)

Total distributions to shareholders	(5,933,814)	(4,812,227)

Capital share transactions: (Note 2)
Class 1	(767,210)	(7,018,065)
Class 2	(8,861,810)	2,260,490

Total capital share transactions	(9,629,020)	(4,757,575)

Net increase (decrease) in net assets	(6,158,393)	(6,429,758)
Net assets:
Beginning of year	119,165,465	125,595,223

End of year	$113,007,072	$119,165,465

Undistributed net investment income included in net assets:
End of year	$5,713,683	$5,934,196

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Franklin Zero Coupon Fund – 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Franklin Zero Coupon Fund – 2010 (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 84.52% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2007. The joint repurchase agreement is valued at cost.

c. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

FZ10-14

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,055,550	$16,696,122	621,605	$9,815,380
Shares issued in reinvestment of distributions	307,110	4,640,419	254,686	3,866,133
Shares redeemed	(1,397,779)	(22,103,751)	(1,317,302)	(20,699,578)

Net increase (decrease)	(35,119)	$(767,210)	(441,011)	$(7,018,065)

Class 2 Shares:
Shares sold	246,915	$3,891,533	378,878	$5,936,370
Shares issued in reinvestment of distributions	85,940	1,293,395	62,531	946,094
Shares redeemed	(911,051)	(14,046,738)	(295,758)	(4,621,974)

Net increase (decrease)	(578,196)	$(8,861,810)	145,651	$2,260,490

FZ10-15

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

Effective January 1, 2008, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

FZ10-16

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2014	$331,371
2015	222,565

$553,936

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from ordinary income	$5,933,814	$4,812,227

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$105,488,463

Unrealized appreciation	$8,161,611
Unrealized depreciation	(121,359)

Net unrealized appreciation (depreciation)	$8,040,252

Distributable earnings – undistributed ordinary income	$5,712,942

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of bond discounts.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $5,213,030 and $20,612,115, respectively.

FZ10-17

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Franklin Zero Coupon Fund – 2010

7. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

8. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

FZ10-18

Franklin Templeton Variable Insurance Products Trust

Franklin Zero Coupon Fund – 2010

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Zero Coupon Fund – 2010 (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

FZ10-19

MUTUAL DISCOVERY SECURITIES FUND

This annual report for Mutual Discovery Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+12.17%	+19.76%	+11.31%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500) and the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Discovery Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goal and Main Investments: Mutual Discovery Securities Fund seeks capital appreciation. The Fund normally invests primarily in U.S. and foreign equity securities that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmarks, the S&P 500 and the MSCI World Index, which returned +5.49% and +9.57% for the same period.1

Economic and Market Overview

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: “For Deal Makers, Tale of Two Halves,” The Wall Street Journal, 1/2/08.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks.

To alleviate the credit crunch and restore investor confidence, the world’s major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value it would likely receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

Among the Fund’s top contributors to performance in 2007 were KT&G, a South Korea-based cigarette manufacturer; Berkshire Hathaway, the well-known investment conglomerate; and German securities exchange platform provider Deutsche Boerse.

Shares of KT&G appreciated 41% in local currency during 2007, due largely to the company’s strong operating performance. Each division of KT&G reported positive news in 2007. The company’s domestic tobacco sales and operating margins expanded due to increased average selling prices for a pack of cigarettes. Overseas sales and revenues registered high double-digit increases. KT&G owns a 100% stake in KGC, South Korea’s leading red ginseng maker, which has a dominant position of more than 60% market share. Over the past five years, KGC’s sales and earnings have grown at 20% and 27% compounded annual growth rates, respectively. KT&G has announced that between 2006 and 2008 it will return 2.8 trillion won (the local currency) to shareholders.

Berkshire Hathaway stock appreciated 29% as the company benefited from a lack of catastrophe losses in 2007, resulting in large insurance profits after higher-than-average losses in 2004 and 2005 resulted in a favorable pricing environment for U.S. property insurers. Within Berkshire’s non-insurance operations, the company benefited from an

Top 10 Sectors/Industries

Mutual Discovery Securities Fund

Based on Equity Securities 12/31/07

% of Total Net Assets

Tobacco	13.2%

Commercial Banks	7.5%

Food Products	6.6%

Insurance	5.7%

Energy Equipment & Services	5.2%

Media	4.9%

Diversified Financial Services	4.9%

Beverages	4.3%

Industrial Conglomerates	3.7%

Real Estate	2.5%

improving contribution from its utility business, Mid-American Energy. Most significantly for its share price value, Berkshire’s cash stockpile of almost $40 billion, along with CEO Warren Buffett’s willingness to wait until a bargain emerged before deploying this capital, positioned the company as a safe haven for investors who perceived 2007’s subprime mortgage crisis as an investment opportunity rather than a threat. By the end of 2007 Berkshire management had successfully kept its capital mostly in reserve.

The Fund’s investment in Deutsche Boerse rose 97% in local currency as cash equity trading volumes surged 63%, the company resumed its buyback of shares, and investors appeared to recognize hidden potential embedded in the business. The exchange industry grew as it benefited from higher volumes in different product classes and generally beneficial pricing trends. Deutsche Boerse also tapped into the structural potential of its business by announcing future cost cutting of over 100 million euros per year to enhance profitability. We increased our holdings in Deutsche Boerse throughout 2007 when we found the price attractive.

Although the Fund performed well in 2007, some of our positions detracted from performance. Among them were Belgium-based Fortis, whose operations are focused in banking, insurance and investment management; Norway’s Marine Harvest, one of the world’s leading seafood companies; and Banca Popolare, an Italian financial services provider.

Fortis declined 30% in local currency as the company raised a significant amount of capital to fund its acquisition of some of ABN Amro’s Dutch retail banking, asset management and private banking units. Fortis was part of a consortium with Royal Bank of Scotland and Brazil’s Banco Santander, which together acquired these businesses and by year-end had completed the largest bank acquisition in European history. Fortis’ stock price also came under pressure after the company announced weak third quarter 2007 operating results for its banking and insurance businesses.

Marine Harvest, formerly known as Pan Fish, benefited from increased demand for salmon. But the company reported disappointing results in third quarter 2007 as it experienced difficult biological conditions due

Top 10 Holdings

Mutual Discovery Securities Fund 12/31/07

Company Sector/Industry, Country	% of Total Net Assets

British American Tobacco PLC	3.1%
Tobacco, U.K.

KT&G Corp.	3.0%
Tobacco, South Korea

Berkshire Hathaway Inc., A & B	2.9%
Insurance, U.S.

Japan Tobacco Inc.	2.8%
Tobacco, Japan

Imperial Tobacco Group PLC	2.4%
Tobacco, U.K.

Carrefour SA	2.0%
Food & Staples Retailing, France

Orkla ASA	1.9%
Industrial Conglomerates, Norway

Pernod Ricard SA	1.8%
Beverages, France

Carlsberg AS, A & B	1.8%
Beverages, Denmark

Fortis	1.6%
Diversified Financial Services, Belgium

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

to a disease outbreak in its Chilean and Norwegian fisheries. Analysts responded by reducing the company’s earnings estimate, and for 2007 Marine Harvest shares fell 38% in local currency.

The Fund’s shares of Banca Popolare declined 34% in local currency during 2007. As global economic fears became more evident in the markets, Banca Popolare suffered as investors became hesitant about the bank’s growth prospects for the next few years. Also, concerns developed over the potential integration of its $10 billion BPI (Banca Popolare Italiana) acquisition and lost revenue stemming from the company’s Banca Italease subsidiary.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2007, the Fund benefited to the extent it was not fully hedged.

Thank you for your participation in Mutual Discovery Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Discovery Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,121.70	$5.13
Hypothetical (5% return before expenses)	$1,000	$1,020.37	$4.89

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.96%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

SUPPLEMENT DATED JANUARY 23, 2008

TO THE PROSPECTUSES DATED MAY 1, 2007

OF

MUTUAL DISCOVERY SECURITIES FUND (THE “FUND”)

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Fund’s Class 1 and Class 2 prospectuses are amended as follows:

The seventh paragraph under the heading “Main Investments” on page MD-1 is replaced with the following:

The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives (together, Hedging Instruments).

The following paragraph is added as the second paragraph under the heading “Hedging Instruments” on page MD-5 and the paragraph thereafter is amended to read as follows:

The Fund may also attempt, from time to time, to hedge against market risks by using derivative investments, which may include purchasing put options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

Forward foreign currency exchange contracts and put options are considered derivative investments because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund’s investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure or default by any other party, or inability to close out a position because the trading market became illiquid.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Discovery Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005		2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$22.05	$18.85	$16.44		$14.04		$11.06

Income from investment operations[a]:
Net investment income[b]	0.47	0.52	0.25		0.26		0.19
Net realized and unrealized gains (losses)	2.22	3.69	2.40		2.31		3.01

Total from investment operations	2.69	4.21	2.65		2.57		3.20

Less distributions from:
Net investment income	(0.38)	(0.25)	(0.24)		(0.17)		(0.22)
Net realized gains	(0.28)	(0.76)	—		—		—

Total distributions	(0.66)	(1.01)	(0.24)		(0.17)		(0.22)

Net asset value, end of year	$24.08	$22.05	$18.85		$16.44		$14.04

Total return[c]	12.17%	23.32%	16.28%		18.55%		29.19%
Ratios to average net assets
Expenses[d]	0.97% [e]	1.03% [e]	1.02%	[e]	1.01%	[e]	1.04%
Expenses - excluding dividend expense on securities sold short	0.97% [e]	1.00% [e]	1.00%	[e]	1.00%	[e]	1.01%
Net investment income	1.96%	2.44%	1.37%		1.71%		1.48%

Supplemental data
Net assets, end of year (000’s)	$142,751	$146,229	$136,508		$137,703		$134,332
Portfolio turnover rate	28.20%	19.83%	22.94%		29.81%		41.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

eBenefit of expense reduction is less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Discovery Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005		2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.73	$18.60	$16.25		$13.90		$10.97

Income from investment operations[a]:
Net investment income[b]	0.40	0.43	0.19		0.21		0.13
Net realized and unrealized gains (losses)	2.18	3.68	2.38		2.30		3.02

Total from investment operations	2.58	4.11	2.57		2.51		3.15

Less distributions from:
Net investment income	(0.34)	(0.22)	(0.22)		(0.16)		(0.22)
Net realized gains	(0.28)	(0.76)	—		—		—

Total distributions	(0.62)	(0.98)	(0.22)		(0.16)		(0.22)

Net asset value, end of year	$23.69	$21.73	$18.60		$16.25		$13.90

Total return[c]	11.85%	23.06%	15.97%		18.19%		28.99%
Ratios to average net assets
Expenses[d]	1.22% [e]	1.28% [e]	1.28%	[e]	1.26%	[e]	1.29%
Expenses - excluding dividend expense on securities sold short	1.22% [e]	1.25% [e]	1.25%	[e]	1.25%	[e]	1.26%
Net investment income	1.71%	2.19%	1.12%		1.46%		1.23%

Supplemental data
Net assets, end of year (000’s)	$1,867,484	$1,365,575	$811,975		$403,560		$160,371
Portfolio turnover rate	28.20%	19.83%	22.94%		29.81%		41.52%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

eBenefit of expense reduction is less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investment 84.8%
Common Stocks and Other Equity Interests 83.3%
Airlines 0.3%
[a]ACE Aviation Holdings Inc., A	Canada	106,080	$3,026,282
[a,b]ACE Aviation Holdings Inc., A, 144A	Canada	5,465	155,907
[a]Northwest Airlines Corp.	United States	207,129	3,005,442
[a,c]Northwest Airlines Corp., Contingent Distribution	United States	8,167,000	275,636

			6,463,267

Auto Components 0.0%[d]
[a,c]Collins & Aikman Products Co., Contingent Distribution	United States	218,976	96,897

Automobiles 0.3%
[a,e,f,g]International Automotive Components Group Brazil LLC	Brazil	355,744	2,471,044
[a,e,f,g]International Automotive Components Group Japan LLC	Japan	74,174	665,148
[a,e,f,g]International Automotive Components Group LLC	Luxembourg	1,512,200	1,604,293
[a,e,f,g]International Automotive Components Group NA LLC	United States	1,353,607	1,861,210

			6,601,695

Beverages 4.3%
Brown-Forman Corp., A	United States	7,400	553,816
Carlsberg AS, A	Denmark	7,100	810,119
Carlsberg AS, B	Denmark	286,147	34,553,811
Fomento Economico Mexicano SAB de CV, ADR	Mexico	180,900	6,904,953
Lotte Chilsung Beverage Co. Ltd.	South Korea	7,047	7,897,338
Pernod Ricard SA	France	153,898	35,507,843

			86,227,880

Building Products 0.6%
[a]Armstrong World Industries Inc.	United States	18,780	753,266
[a,c]Armstrong World Industries Inc., Contingent Distribution	United States	2,084,150	7,816
KCC Corp.	South Korea	18,824	10,597,989
[a]Owens Corning Inc.	United States	86,601	1,751,072

			13,110,143

Capital Markets 1.1%
Legg Mason Inc.	United States	97,620	7,140,903
Marfin Investment Group Holdings SA	Greece	1,689,407	14,644,690

			21,785,593

Chemicals 2.4%
[a,c]Dow Corning Corp., Contingent Distribution	United States	300,000	153,000
Linde AG	Germany	190,227	25,120,727
Sika AG	Switzerland	12,390	23,354,253

			48,627,980

Commercial Banks 7.5%
[a]Banco Popolare SpA	Italy	932,238	20,624,596
BNP Paribas SA	France	215,306	23,320,429
Commerce Bancorp Inc.	United States	427,030	16,286,924
Danske Bank AS	Denmark	392,608	15,348,556
[a,e,f]Elephant Capital Holdings Ltd.	Japan	783	515,519
First Community Bancorp	United States	58,619	2,417,448
Intesa Sanpaolo SpA	Italy	1,657,231	13,083,977

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investment (continued)
Common Stocks and Other Equity Interests (continued)
Commercial Banks (continued)
Mitsubishi UFJ Financial Group Inc.	Japan	616,703	$5,790,145
[a,e,f]NCB Warrant Holdings Ltd., A	Japan	3,830	227,241
Royal Bank of Scotland Group PLC	United Kingdom	120,431	1,062,449
Societe Generale, A	France	90,440	13,057,139
Sumitomo Mitsui Financial Group Inc.	Japan	1,693	12,707,179
Svenska Handelsbanken AB, A	Sweden	276,001	8,836,198
Swedbank AB, A	Sweden	232,801	6,589,013
U.S. Bancorp	United States	338,303	10,737,737

			150,604,550

Commercial Services & Supplies 0.3%
[a]Comdisco Holding Co. Inc.	United States	44	401
[a,c]Comdisco Holding Co. Inc., Contingent Distribution	United States	2,066,357	—
[a]Techem AG	Germany	72,500	6,348,172

			6,348,573

Computers & Peripherals 0.2%
[a,e,f]DecisionOne Corp.	United States	21,716	—
[a,e,f]DecisionOne Corp., wts., 6/08/17	United States	11,923	—
[a]Dell Inc.	United States	206,950	5,072,345

			5,072,345

Construction Materials 0.4%
Ciments Francais SA	France	22,650	3,890,819
Hanil Cement Co. Ltd.	South Korea	37,479	4,344,289

			8,235,108

Consumer Finance 0.5%
[a,e,f]Cerberus CG Investor I LLC	United States	1,897,400	1,597,566
[a,e,f]Cerberus CG Investor II LLC	United States	1,897,400	1,597,566
[a,e,f]Cerberus CG Investor III LLC	United States	948,700	798,783
[a,e,f]Cerberus FIM Investors Auto Finance LLC	United States	598,507	321,118
[a,e,f]Cerberus FIM Investors Commercial Finance LLC	United States	49,854	26,748
a,e,[f]Cerberus FIM Investors Commercial Mortgage LLC	United States	93,443	50,135
[a,e,f]Cerberus FIM Investors Insurance LLC	United States	457,037	245,215
[a,e,f]Cerberus FIM Investors Rescap LLC	United States	850,909	456,539
SLM Corp.	United States	238,020	4,793,723

			9,887,393

Diversified Banks 0.4%
[a,e,f,h]The Bankshares Inc.	United States	800,000	8,000,000

Diversified Financial Services 4.9%
Citigroup Inc.	United States	89,050	2,621,632
Deutsche Boerse AG	Germany	145,650	28,854,249
Fortis	Belgium	1,234,155	32,563,238
[a]Fortis VVPR Strip	Belgium	467,662	6,825
Guinness Peat Group PLC	United Kingdom	2,285,196	3,047,789
Jardine Matheson Holdings Ltd.	Hong Kong	429,664	11,901,692
Jardine Strategic Holdings Ltd.	Hong Kong	1,191,700	18,709,690
[a,c]Marconi Corp., Contingent Distribution	United Kingdom	1,739,100	—

			97,705,115

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investment (continued)
Common Stocks and Other Equity Interests (continued)
Diversified Telecommunication Services 0.8%
[a,e,f],gAboveNet Inc.	United States	17,729	$886,450
[a,f,g]AboveNet Inc., stock grant, grant price $20.95, expiration date 9/09/13	United States	23	953
[a,e,f,g]AboveNet Inc., wts., 9/08/08	United States	628	29,642
[a,e,f,g]AboveNet Inc., wts., 9/08/10	United States	739	32,280
Chunghwa Telecom Co. Ltd., ADR	Taiwan	278,331	5,875,565
[a,c,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	2,236,777	—
Koninklijke (Royal) KPN NV	Netherlands	561,200	10,188,201

			17,013,091

Electric Utilities 0.8%
E.ON AG	Germany	71,250	15,140,336

Energy Equipment & Services 5.2%
[a]Aker Drilling ASA	Norway	1,583,061	12,380,181
Bourbon SA	France	120,569	7,886,185
[a]BW Offshore Ltd.	Norway	3,825,934	16,121,794
[a]Compagnie Generale de Geophysique SA	France	69,088	19,660,596
[a]Dockwise Ltd.	Norway	1,450,420	6,005,051
[a,e,f]MPF Corp. Ltd.	Norway	1,460,000	4,835,772
Petroleum Geo-Services ASA	Norway	204,624	5,939,725
[a]Seadrill Ltd.	Bermuda	913,347	22,268,558
[a]Transocean Inc.	United States	65,223	9,336,672

			104,434,534

Food & Staples Retailing 2.2%
Carrefour SA	France	506,111	39,359,624
CVS Caremark Corp.	United States	145,008	5,764,068

			45,123,692

Food Products 6.6%
Cadbury Schweppes PLC	United Kingdom	903,313	11,145,943
Cermaq ASA	Norway	418,541	5,814,674
CSM NV	Netherlands	441,585	14,886,265
Farmer Brothers Co.	United States	61,700	1,418,483
Groupe Danone	France	319,916	28,665,781
[a]Lighthouse Caledonia ASA	Norway	161,457	153,301
Lotte Confectionary Co. Ltd.	South Korea	5,166	9,327,002
[a],[i]Marine Harvest	Norway	18,995,051	12,198,496
Nestle SA	Switzerland	66,060	30,313,449
Nong Shim Co. Ltd.	South Korea	24,215	5,031,587
Premier Foods PLC	United Kingdom	2,390,464	9,713,203
Rieber & Son ASA	Norway	400,605	3,851,617

			132,519,801

Health Care Providers & Services 1.4%
[a,e,f,g]Kindred Healthcare Inc.	United States	69,402	1,646,979
[a,e,f,g]Kindred Healthcare Inc., stock grant:
grant price $18.15, expiration date 7/17/11	United States	241	1,345
grant price $19.87, expiration date 1/01/12	United States	73	282
grant price $6.94, expiration date 1/01/13	United States	73	1,226
grant price $19.87, expiration date 1/01/14	United States	55	212

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investment (continued)
Common Stocks and Other Equity Interests (continued)
Health Care Providers & Services (continued)
[a,e,f,g]Kindred Healthcare Inc., stock grant: (continued)
grant price $21.33, expiration date 1/10/15	United States	30	$72
grant price $22.08, expiration date 1/10/16	United States	16	26
[a]MDS Inc.	Canada	147,705	2,852,286
[a]PharMerica Inc.	United States	25,402	352,580
Quest Diagnostics Inc.	United States	154,000	8,146,600
Rhoen-Klinikum AG	Germany	456,430	14,267,671

			27,269,279

Hotels Restaurants & Leisure 0.0%[d]
[a]Trump Entertainment Resorts Inc.	United States	67,079	288,440

Household Durables 0.1%
Hunter Douglas NV	Netherlands	17,849	1,320,109

Independent Power Producers & Energy Traders 0.6%
Constellation Energy Group	United States	125,720	12,890,072

Industrial Conglomerates 3.7%
Keppel Corp. Ltd.	Singapore	1,865,494	16,824,324
[g]Orkla ASA	Norway	2,009,757	38,922,978
Siemens AG	Germany	114,265	18,079,319

			73,826,621

Insurance 5.7%
[a]Alleghany Corp.	United States	3,910	1,571,820
Allianz SE	Germany	68,510	14,805,048
Assicurazioni Generali SpA	Italy	142,004	6,424,240
[a]Berkshire Hathaway Inc., A	United States	45	6,372,000
[a]Berkshire Hathaway Inc., B	United States	11,090	52,522,240
[a]Conseco Inc.	United States	306,820	3,853,659
E-L Financial Corp. Ltd.	Canada	8,478	4,986,557
Hartford Financial Services Group Inc.	United States	40,800	3,557,352
[a,e,f]Imagine Group Holdings Ltd.	Bermuda	451,787	5,168,443
Old Republic International Corp.	United States	141,125	2,174,736
[a,e,f]Olympus Re Holdings Ltd.	United States	2,140	7,009
White Mountains Insurance Group Ltd.	United States	9,496	4,881,419
Zurich Financial Services AG	Switzerland	28,287	8,299,883

			114,624,406

Machinery 1.4%
[j]Aker Yards ASA	Norway	665,370	7,590,936
Schindler Holding AG	Switzerland	308,446	19,869,889

			27,460,825

Media 4.9%
[a]Adelphia Recovery Trust	United States	5,379,562	376,569
[a,c]Adelphia Recovery Trust Arahova, Contingent Value Vehicle, Contingent Distribution	United States	386,774	199,189
[a,c]Century Communications Corp., Contingent Distribution	United States	1,074,000	—
CJ CGV Co. Ltd.	South Korea	92,310	1,272,153
Daekyo Co. Ltd.	South Korea	37,430	3,550,862

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investment (continued)
Common Stocks and Other Equity Interests (continued)
Media (continued)
Eutelsat Communications	France	785,069	$23,314,800
[a]Liberty Media Holding Corp.-Capital, A	United States	26,257	3,058,678
News Corp., A	United States	661,780	13,559,872
[a]Premiere AG	Germany	451,931	8,448,521
[a]Sun-Times Media Group Inc., A	United States	95,634	210,395
Teleperformance	France	177,196	6,886,278
[a]Time Warner Cable Inc., A	United States	115,093	3,176,567
Time Warner Inc.	United States	825,810	13,634,123
[a,e]TVMAX Holdings Inc.	United States	8,935	—
[a]Viacom Inc., B	United States	200,520	8,806,838
Virgin Media Inc.	United Kingdom	391,938	6,717,817
WPP Group PLC	United Kingdom	385,950	4,961,606

			98,174,268

Metals & Mining 1.4%
Anglo American PLC	United Kingdom	333,752	20,424,976
[e,f]Esmark Inc.	United States	324,727	4,129,553
[a]Gammon Gold Inc.	Canada	348,835	2,794,191

			27,348,720

Multi-Utilities 1.8%
Energy East Corp.	United States	152,680	4,154,423
NorthWestern Corp.	United States	18,443	544,068
[a,c]NorthWestern Corp., Contingent Distribution	United States	552,880	39,195
RWE AG	Germany	138,824	19,540,075
Suez SA	France	169,467	11,517,304

			35,795,065

Multiline Retail 0.3%
Jelmoli Holding AG	Switzerland	2,285	5,474,563

Oil, Gas & Consumable Fuels 1.8%
BP PLC	United Kingdom	944,580	11,542,525
BP PLC, ADR	United Kingdom	9,000	658,530
Eni SpA	Italy	67,710	2,475,255
Royal Dutch Shell PLC, A	United Kingdom	393,617	16,514,717
Total SA, B	France	49,296	4,088,357
Total SA, B, ADR	France	19,340	1,597,484

			36,876,868

Paper & Forest Products 1.2%
[a]Domtar Corp.	United States	320,506	2,464,691
Weyerhaeuser Co.	United States	295,340	21,778,372

			24,243,063

Personal Products 0.3%
Amorepacific Corp.	South Korea	6,873	5,213,215

Pharmaceuticals 1.7%
Novartis AG	Switzerland	249,811	13,689,784
Pfizer Inc.	United States	466,520	10,604,000
Sanofi-Aventis	France	102,524	9,422,966

			33,716,750

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investment (continued)
Common Stocks and Other Equity Interests (continued)
Real Estate 2.5%
[a,e]Canary Wharf Group PLC	United Kingdom	185,900	$1,857,951
Great Eagle Holdings Ltd.	Hong Kong	1,590,342	5,944,842
Link REIT	Hong Kong	9,928,781	21,492,136
Swire Pacific Ltd., A	Hong Kong	950,615	13,104,617
Swire Pacific Ltd., B	Hong Kong	2,440,700	6,478,820
Ventas Inc.	United States	33,500	1,515,875

			50,394,241

Semiconductors & Semiconductor Equipment 0.2%
[a]LSI Corp.	United States	582,768	3,094,498

Software 1.0%
Microsoft Corp.	United States	564,890	20,110,084

Thrifts & Mortgage Finance 0.6%
Hudson City Bancorp Inc.	United States	245,760	3,691,315
Hypo Real Estate Holding AG	Germany	161,219	8,538,128

			12,229,443

Tobacco 13.2%
Altadis SA	Spain	84,869	6,156,761
Altria Group Inc.	United States	122,821	9,282,811
British American Tobacco PLC	United Kingdom	1,610,201	62,867,995
Imperial Tobacco Group PLC	United Kingdom	893,757	48,161,068
ITC Ltd.	India	1,739,520	9,283,620
Japan Tobacco Inc.	Japan	9,321	55,834,892
KT&G Corp.	South Korea	707,558	60,245,043
Reynolds American Inc.	United States	220,400	14,537,584

			266,369,774

Trading Companies & Distributors 0.7%
Kloeckner & Co. AG	Germany	365,696	14,569,421

Transportation Infrastructure 0.0%[d]
[a]Groupe Eurotunnel SA, wts., 12/30/11	France	11,181	3,753

Total Common Stocks and Other Equity Interests (Cost $1,215,881,449)			1,674,291,471

Preferred Stocks 0.0%[d]
Auto Components 0.0%[d]
[e,f]Dana Holding Corp., 4.00%, cvt. pfd., B	United States	9,611	961,100

Diversified Telecommunication Services 0.0%[d]
[f]PTV Inc., 10.00%, pfd., A	United Kingdom	4,289	5,147

Total Preferred Stocks (Cost $973,967)			966,247

Options Purchased 0.4%
Call Options 0.0%[d]
[a,f]Owens Corning Inc., exercise price $37.50, expiration date 1/02/08, shares	United States	61,197	3,060

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Discovery Securities Fund	Country	Shares/ Warrants/ Contracts		Value
Long Term Investment (continued)
Options Purchased (continued)
Put Options 0.4%
[a]Index basket consisting of 80% Dow Jones EUROSTOXX 50 (exercise price $4,018.50), 20% S&P 500 Index (exercise price $1,362.92), expiration date 5/23/08, contracts	United States	517,000		$1,128,933
[a]Index basket consisting of 80% Dow Jones EUROSTOXX 50 (exercise price $4,029.17), 20% S&P 500 Index (exercise price $1,368.36), expiration date 5/29/08, contracts	United States	517,000		1,241,834
[a]Index basket consisting of 80% Dow Jones EUROSTOXX 50 (exercise price $4,059.77), 20% S&P 500 Index (exercise price $1,379.26), expiration date 6/20/08, contracts	United States	517,000		1,417,161
[a]Index basket consisting of 80% Dow Jones EUROSTOXX 50 (exercise price $4,089.42), 20% S&P 500 Index (exercise price $1,380.37), expiration date 6/20/08, contracts	United States	517,000		1,559,789
[a]Index basket consisting of 70% Dow Jones EUROSTOXX 50 (exercise price $4,083.52), 30% S&P 500 Index (exercise price $1,393.76), expiration date 7/18/08, contracts	United States	520,000		1,814,800
[a]Index basket consisting of 70% Dow Jones EUROSTOXX 50 (exercise price $3,919.03), 30% S&P 500 Index (exercise price $1,343.00), expiration date 8/15/08, contracts	United States	505,000		1,497,830

				8,660,347

Total Options Purchased (Cost $8,942,429)				8,663,407

		Principal Amount[k]
Corporate Bonds & Notes 0.9%
[b]ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35	Canada	234,000	CAD	266,083
[e,f]Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	1,897,400		1,597,566
[e,f]Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	1,897,400		1,597,566
[e,f]Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	948,700		798,783
[e,f]Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13	United States	1,794,300		962,698
[e,f]Cerberus FIM Investors Commercial Finance LLC, 12.00%, 11/22/13	United States	149,561		80,244
[e,f]Cerberus FIM Investors Commercial Mortgage LLC, 12.00%, 11/22/13	United States	280,330		150,406
[e,f]Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13	United States	1,371,111		735,644
[e,f]Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13	United States	2,552,726		1,369,616
[e,f]DecisionOne Corp.,
12.00%, 4/15/10	United States	26,844		26,844
[l]FRN, 9.50%, 5/12/09	United States	5,008		5,008
Groupe Eurotunnel SA, cvt.,
3.00%, 6/28/09	France	500	EUR	1,605
3.00%, 6/28/09	France	682	GBP	2,981
3.00%, 7/28/10	France	394,500	EUR	1,137,034
3.00%, 7/28/10	France	267,617	GBP	1,050,189
6.00%, 7/28/10	France	921,000	EUR	1,807,763
6.00%, 7/28/10	France	689,297	GBP	1,842,111
sub bond, T1, 3.00%, 7/28/08	France	500	EUR	1,788
sub bond, T1, 3.00%, 7/28/08	France	682	GBP	3,320
[e,f,g]International Automotive Components Group NA LLC, 9.00%, 4/01/17	United States	407,500		407,500
[e,f,l]Motor Coach Industries International Inc., FRN, 18.081%, 12/01/08	United States	2,243,221		2,220,789
Trump Entertainment Resorts Inc., 8.50%, 5/20/15	United States	1,460,337		1,118,983
[e]TVMAX Holdings Inc., PIK,
11.50%, 2/28/08	United States	17,370		12,159
14.00%, 2/28/08	United States	51,790		36,253

Total Corporate Bonds & Notes (Cost $20,856,060)				17,232,933

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Discovery Securities Fund	Country	Principal Amount[k]	Value
Long Term Investment (continued)
Corporate Bonds & Notes in Reorganization 0.2%
[b]Calpine Corp., senior secured note, 144A,
8.50%, 7/15/10	United States	744,000	$799,800
9.875%, 12/01/11	United States	262,000	275,100
8.75%, 7/15/13	United States	394,000	425,520
[m]Dana Corp.,
6.50%, 3/01/09	United States	562,000	424,310
5.85%, 1/15/15	United States	1,607,000	1,181,145
7.00%, 3/01/29	United States	388,000	292,940
senior note, 7.00%, 3/15/28	United States	116,000	85,260
[e,m]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	3,000	15

Total Corporate Bonds & Notes in Reorganization (Cost $3,332,894)			3,484,090

Total Long Term Investments (Cost $1,249,986,799)			1,704,638,148

Short Term Investments 14.4%
U.S. Government and Agency Securities 14.3%
[n,o]FHLB,
1/02/08	United States	33,000,000	33,000,000
1/03/08 - 12/04/08	United States	179,218,000	175,553,348
1/04/08	United States	60,000,000	60,000,000
[n]U.S. Treasury Bills, 4/24/08 - 5/01/08	United States	19,500,000	19,294,697

Total U.S. Government and Agency Securities (Cost $287,602,277)			287,848,045

Total Investments before Money Market Fund (Cost $1,537,589,076)			1,992,486,193

		Shares
[p]Investments from Cash Collateral Received for Loaned Securities 0.1%
Money Market Fund (Cost $1,064,173) 0.1%
[q]Bank of New York Institutional Cash Reserve Fund, 5.06%	United States	1,064,173	1,064,173

Total Investments (Cost $1,538,653,249) 99.2%			1,993,550,366
Securities Sold Short (0.6)%			(12,372,476)
Net Unrealized Loss on Forward Exchange Contracts (0.1)%			(1,476,760)
Other Assets, less Liabilities 1.5%			30,534,143

Net Assets 100.0%			$2,010,235,273

[r]Securities Sold Short (Proceeds $12,961,549)0.6%
Commercial Banks 0.6%
Toronto-Dominion Bank	Canada	176,876	$12,372,476

Currency Abbreviations

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Discovery Securities Fund

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLB - Federal Home Loan Bank

FRN - Floating Rate Note

PIK - Payment-In-Kind

REIT - Real Estate Investment Trust

a Non-income producing for the twelve months ended December 31, 2007.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $1,922,410, representing less than 0.1% of net assets.

cContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

dRounds to less than 0.1% of net assets.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2007, the aggregate value of these securities was $49,997,558, representing 2.49% of net assets.

fSee Note 10 regarding restricted securities.

gSee Note 13 regarding other considerations.

hSee Note 12 regarding holdings of 5% voting securities.

iA portion or all of the security is on loan as of December 31, 2007. See Note 1(h).

jSee Note 1(c) regarding securities purchased on a delayed delivery basis.

kThe principal amount is stated in U.S. dollars unless otherwise indicated.

lThe coupon rate shown represents the rate at period end.

mSee Note 8 regarding defaulted securities.

nThe security is traded on a discount basis with no stated coupon rate.

oSecurity or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2007, the value of these securities and cash pledged amounted to $9,873,680.

pSee Note 1(h) regarding securities on loan.

qThe rate shown is the annualized seven-day yield at period end.

rSee Note 1(g) regarding securities sold short.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Mutual Discovery Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$1,530,653,249
Cost - Non-controlled affiliated issuers (Note 12)	8,000,000

Total cost of investments	$1,538,653,249

Value - Unaffiliated issuers (includes securities loaned in the amount of $975,434)	$1,985,550,366
Value - Non-controlled affiliated issuers (Note 12)	8,000,000

Total value of investments	1,993,550,366
Cash	128,655
Cash on deposit with brokers for securities sold short	13,722,744
Foreign currency, at value (cost $9,484,288)	9,482,647
Receivables:
Capital shares sold	9,187,975
Dividends and interest	2,480,721
Unrealized gain on forward exchange contracts (Note 7)	5,731,514

Total assets	2,034,284,622

Liabilities:
Payables:
Investment securities purchased	670,098
Capital shares redeemed	70,540
Affiliates	2,325,003
Securities sold short, at value (proceeds $12,961,549 )	12,372,476
Payable upon return of securities loaned	1,064,173
Unrealized loss on forward exchange contracts (Note 7)	7,208,274
Accrued expenses and other liabilities	338,785

Total liabilities	24,049,349

Net assets, at value	$2,010,235,273

Net assets consist of:
Paid-in capital	$1,454,020,773
Undistributed net investment income	33,940,612
Net unrealized appreciation (depreciation)	454,043,029
Accumulated net realized gain (loss)	68,230,859

Net assets, at value	$2,010,235,273

Class 1:
Net assets, at value	$142,750,884

Shares outstanding	5,928,370

Net asset value and maximum offering price per share	$24.08

Class 2:
Net assets, at value	$1,867,484,389

Shares outstanding	78,817,772

Net asset value and maximum offering price per share	$23.69

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Mutual Discovery Securities Fund
Investment Income:
Dividends (net of foreign taxes of $2,819,714)	$42,830,464
Interest (net of foreign taxes of $279)	10,421,435
Income from securities loaned	461,359

Total investment income	53,713,258

Expenses:
Management fees (Note 3a)	14,657,638
Administrative fees (Note 3b)	1,949,154
Distribution fees - Class 2 (Note 3c)	4,215,372
Unaffiliated transfer agent fees	26,067
Custodian fees (Note 4)	486,504
Reports to shareholders	326,396
Professional fees	248,648
Trustees’ fees and expenses	7,985
Dividends on securities sold short	75,539
Other	27,882

Total expenses	22,021,185
Expense reductions (Note 4)	(8,544)

Net expenses	22,012,641

Net investment income	31,700,617

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	125,663,869
Written options	10,666
Foreign currency transactions	(48,568,198)
Securities sold short	(1,733,480)
Synthetic equity swaps	(98,379)

Net realized gain (loss)	75,274,478

Net change in unrealized appreciation (depreciation) on:
Investments	77,437,263
Translation of assets and liabilities denominated in foreign currencies	3,440,669

Net change in unrealized appreciation (depreciation)	80,877,932

Net realized and unrealized gain (loss)	156,152,410

Net increase (decrease) in net assets resulting from operations	$187,853,027

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Discovery Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$31,700,617	$26,631,756
Net realized gain (loss) from investments, written options, securities sold short, synthetic equity swaps and foreign currency transactions	75,274,478	26,416,477
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	80,877,932	195,854,759

Net increase (decrease) in net assets resulting from operations	187,853,027	248,902,992

Distributions to shareholders from:
Net investment income:
Class 1	(2,332,175)	(1,654,863)
Class 2	(24,421,554)	(10,700,682)
Net realized gains:
Class 1	(1,723,058)	(5,135,991)
Class 2	(20,089,859)	(37,836,145)

Total distributions to shareholders	(48,566,646)	(55,327,681)

Capital share transactions: (Note 2)
Class 1	(16,311,111)	(12,800,335)
Class 2	375,475,744	382,526,706

Total capital share transactions	359,164,633	369,726,371

Net increase (decrease) in net assets	498,451,014	563,301,682
Net assets
Beginning of year	1,511,784,259	948,482,577

End of year	$2,010,235,273	$1,511,784,259

Undistributed net investment income included in net assets:
End of year	$33,940,612	$23,989,880

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Mutual Discovery Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Synthetic Equity Swaps (continued)

included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

h. Securities Lending

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

i. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31, 2007
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	259,646	$6,152,126	560,215	$11,842,450
Shares issued in reinvestment of distributions	167,641	4,055,233	364,316	6,790,854
Shares redeemed	(1,129,651)	(26,518,470)	(1,535,410)	(31,433,639)

Net increase (decrease)	(702,364)	$(16,311,111)	(610,879)	$(12,800,335)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

2. SHARES OF BENEFICIAL INTEREST (continued)

	Year Ended December 31, 2007
	2007		2006
Class 2 Shares:	Shares	Amount	Shares	Amount
Shares sold	22,660,989	$527,810,165	20,972,557	$419,453,988
Shares issued in reinvestment of distributions	1,867,089	44,511,413	2,639,305	48,536,827
Shares redeemed	(8,565,570)	(196,845,834)	(4,402,792)	(85,464,109)

Net increase (decrease)	15,962,508	$375,475,744	19,209,070	$382,526,706

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Funds as follows:

Annualized Fee Rate	Net Assets
0.800%	Up to and including $4 billion
0.770%	Over $4 billion, up to and including $7 billion
0.750%	Over $7 billion, up to and including $10 billion
0.730%	In excess of $10 billion

Under a subadvisory agreement, FTIML, an affiliate of Franklin Mutual, provides subadvisory services to the Fund and receives from Franklin Mutual fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$27,339,679	$22,191,727
Long term capital gain	21,226,967	33,135,954

	$48,566,646	$55,327,681

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,540,769,220

Unrealized appreciation	$528,576,230
Unrealized depreciation	(75,795,084)

Net unrealized appreciation (depreciation)	$452,781,146

Undistributed ordinary income	$38,852,151
Undistributed long term capital gains	65,158,713

Distributable earnings	$104,010,864

Net investment income differs for financial statement and tax purposes primarily due to differing treatment(s) of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment(s) of wash sales, foreign currency transactions, pass-through entity income and bond discounts and premiums.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2007, aggregated $629,092,716 and $469,386,900, respectively.

Transactions in options written during the year ended December 31, 2007, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2006	90	$10,274
Options written	4	392
Options expired	(94)	(10,666)
Options exercised	—	—
Options closed	—	—

Options outstanding at December 31, 2007	—	$—

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

		Contract Amount	Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Buy
9,950,574	Swedish Krona	$1,560,397	1/15/08	$—	$(21,163)
10,230,870	Norwegian Krone	1,850,000	2/19/08	30,013	—
Contracts to Sell
39,994,929	British Pound	80,649,190	1/10/08	1,204,283	—
2,200,000	British Pound	4,360,092	1/10/08	—	(9,906)
29,897,031	Euro	41,392,674	1/14/08	—	(2,249,065)
91,076,988	Swedish Krona	14,268,153	1/15/08	179,634	—
8,289,256	Singapore Dollar	5,557,257	1/24/08	—	(204,092)
2,782,445	New Zealand Dollar	2,138,365	2/08/08	15,578	—
17,712,085	Euro	25,082,879	2/13/08	—	(781,952)
195,200,000	Norwegian Krone	36,026,888	2/19/08	157,151	—
116,743,147	Norwegian Krone	21,325,160	2/19/08	—	(127,432)
30,500,000	Euro	45,218,497	2/25/08	676,484	—
60,546,038	Swiss Franc	54,175,683	3/07/08	537,208	—
23,099,862	British Pound	46,735,430	3/10/08	924,462	—
19,187,316	Euro	28,417,374	3/13/08	395,981	—
15,436,882	Euro	21,944,379	3/13/08	—	(599,835)
4,371,863,300	Japanese Yen	38,897,540	3/19/08	—	(645,851)
11,644,054	Canadian Dollar	11,648,713	3/26/08	—	(78,547)
32,789,426,560	Korean Won	35,931,000	3/27/08	720,878	—
608,237,500	Korean Won	650,000	3/27/08	—	(3,141)
201,041,102	Danish Krone	38,226,103	4/23/08	—	(1,141,120)
18,982,169	Euro	26,956,958	4/24/08	—	(760,833)
2,700,000	Euro	4,016,426	5/19/08	74,397	—
15,000,000	Euro	21,315,747	5/19/08	—	(584,409)
61,088,249	Euro	90,000,724	5/28/08	815,445	—
380,000	Euro	553,850	5/28/08	—	(928)

Unrealized gain (loss) on forward exchange contracts				5,731,514	(7,208,274)

Net unrealized gain (loss) on forward exchange contracts					$(1,476,760)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2007, the aggregate value of these securities was 1,983,670, representing 0.10% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At December 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares/ Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
17,729	AboveNet Inc.	10/02/01 - 9/07/07	$813,139	$886,450
23	AboveNet Inc., stock grants, grant price $20.95, expiration date, 9/09/13	4/17/06 - 9/08/06	—	953
628	AboveNet Inc., wts., 9/08/08	10/02/01 - 9/07/07	71,565	29,642
739	AboveNet Inc., wts., 9/08/10	10/02/01 - 9/07/07	76,963	32,280
800,000	The Bankshares Inc.	3/22/07	8,000,000	8,000,000
1,897,400	Cerberus CG Investor I LLC	7/26/07	1,897,400	1,597,566
1,897,400	Cerberus CG Investor I LLC, 12.00%, 7/31/14	7/26/07	1,897,400	1,597,566
1,897,400	Cerberus CG Investor II LLC	7/26/07	1,897,400	1,597,566
1,897,400	Cerberus CG Investor II LLC, 12.00%, 7/31/14	7/26/07	1,897,400	1,597,566
948,700	Cerberus CG Investor III LLC	7/26/07	948,700	798,783
948,700	Cerberus CG Investor III LLC, 12.00% 7/13/14	7/26/07	948,700	798,783
598,507	Cerberus FIM Investors Auto Finance LLC	11/22/06	598,507	321,118
1,794,300	Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13	11/21/06	1,794,300	962,698
49,854	Cerberus FIM Investors Commercial Finance LLC	11/22/06	49,854	26,748
149,561	Cerberus FIM Investors Commercial Finance LLC, 12.00% 11/22/13	11/21/06	149,561	80,244
93,443	Cerberus FIM Investors Commercial Mortgage LLC	11/22/06	93,443	50,135
280,330	Cerberus FIM Investors Commercial Mortgage LLC, 12.00%, 11/22/13	11/21/06	280,330	150,406
457,037	Cerberus FIM Investors Insurance LLC	11/22/06	457,037	245,215

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

10. RESTRICTED SECURITIES (continued)

Principal Amount/ Shares/ Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
1,371,111	Cerberus FIM Investors Insurance, LLC, 12.00%, 11/22/13	11/21/06	$1,371,111	$735,644
850,909	Cerberus FIM Investors Rescap LLC	11/22/06	850,909	456,539
2,552,726	Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13	11/21/06	2,552,726	1,369,616
9,611	Dana Holding Corp., 4.00%, cvt. pfd., B		961,100	961,100
21,716	DecisionOne Corp.	9/28/99 - 7/18/00	16,482	—
11,923	Decision One Corp., wts., 6/08/17	7/09/07	—	—
	DecisionOne Corp.:
26,844	12.00%, 4/15/10	10/29/99 - 7/18/07	52,219	26,844
5,008	FRN, 9.50%, 5/12/09.	7/09/07	5,008	5,008
783	Elephant Capital Holdings Ltd.	8/23/04 - 3/22/07	27,891	515,519
324,747	Esmark Inc.	7/28/06	6,014,604	4,129,553
451,787	Imagine Group Holdings Ltd.	8/31/04	4,626,977	5,168,443
355,744	International Automotive Components Group Brazil LLC	4/13/06 - 8/21/06	212,896	2,471,044
74,174	International Automotive Components Group Japan LLC	9/26/06 - 3/27/07	644,542	665,148
1,512,200	International Automotive Components Group LLC	1/12/06 - 10/16/06	1,512,946	1,604,293
1,353,607	International Automotive Components Group NA LLC	3/30/07	1,351,311	1,861,210
407,500	International Automotive Components Group NA LLC, 9.00%, 4/01/17	3/30/07	413,613	407,500
69,402	Kindred Healthcare Inc.	5/20/99 - 3/29/06	647,828	1,646,979
	Kindred Healthcare Inc., stock grants:
241	grant price $18.15, expiration date,	7/17/02 - 7/17/05	—	1,345
73	grant price $19.87, expiration date,	1/13/03 - 1/01/06	—	282
73	grant price $6.94, expiration date,	1/04/04 - 1/03/07	—	1,226
55	grant price $19.87, expiration date,	1/01/05 - 1/03/07	—	212
30	grant price $21.33, expiration date,	1/06/06 - 1/09/07	—	72
16	grant price $22.08, expiration date,	1/09/07	—	26
2,243,221	Motor Coach Industries International Inc., FRN, 16.32%, 12/01/08	5/27/04 - 8/31/07	2,243,221	2,220,789
1,460,000	MPF Corp. Ltd	5/08/06	7,500,856	4,835,772
3,830	NCB Warrant Holdings Ltd., A	12/16/05	—	227,241
2,140	Olympus Re Holdings Ltd.	12/19/01	214,000	7,009
61,197	[a]Owens Corning Inc., exercise price $37.50, expiration date, 1/02/08, shares	1/03/07	6,404	3,060
4,289	PTV Inc., 10.00%, pfd., A	12/07/01 - 3/06/02	12,867	5,147

	Total Restricted Securities (2.40% of Net Assets)			$48,100,340

aThe Fund also invests in unrestricted securities of the issuer, valued at $1,751,072 as of December 31, 2007.

11. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2007, the Fund had total unfunded commitments to investments of $1,998,000.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

12. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Fund for the year ended December 31, 2007, were as shown below.

Name of Issuer	Number of Shares Held at Beginning of Year	Gross Additions	Gross Reductions	Number of Shares Held at End of Year	Value at End of Year	Investment Income	Realized Capital Gain (Loss)
Non-Controlled Affiliates
The Bankshares Inc.	—	800,000	—	800,000	$8,000,000	$—	$—

Total Non-Controlled Affiliates (0.40% of Net Assets)					$8,000,000	$—	$—

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

14. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Discovery Securities Fund

14. REGULATORY AND LITIGATION MATTERS (continued)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

15. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Mutual Discovery Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Discovery Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Discovery Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $66,053,769 as a long term capital gain dividend for the fiscal year ended December 31, 2007. Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $3,711,788 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 29.65% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

MUTUAL SHARES SECURITIES FUND

This annual report for Mutual Shares Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+3.72%	+14.08%	+8.99%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income and distributions. The Fund’s performance is compared to the performance of the Standard & Poor’s 500 Index (S&P 500). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Mutual Shares Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Fund Goals and Main Investments: Mutual Shares Securities Fund seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in equity securities of companies that the manager believes are undervalued. The Fund also invests, to a lesser extent, in risk arbitrage securities and distressed companies.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its benchmark, the S&P 500, which returned +5.49% for the period under review.1

Economic and Market Overview

During the 12 months ended December 31, 2007, the U.S. economy advanced at a moderate but uneven pace. After slow first quarter growth, gross domestic product (GDP) advanced solidly in the second quarter, supported by federal defense spending, accelerating exports and declining imports, and greater business spending. In the third quarter, growth accelerated despite a struggling housing market and the abrupt unraveling of the subprime mortgage market. The housing downturn affected the overall economy by fourth quarter 2007 when GDP growth decelerated as credit conditions worsened and consumer spending slowed.

Consumer confidence declined through period-end largely due to rising mortgage and fuel costs, falling home prices and a weaker job market. Oil prices were volatile and established a new record high in November, nearing $99 per barrel. For the 12 months ended December 31, 2007, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.4%, which was higher than its 10-year average rate.2

Facing the prospect of slower economic growth, the Federal Reserve Board lowered the federal funds target rate to 4.25% from 5.25% during the period. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied and the 10-year Treasury note yield fell from 4.71% at the beginning of the period to 4.04% on December 31, 2007.

The global economy remained resilient despite elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Bureau of Labor Statistics.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Investments in companies involved in mergers, liquidations, reorganizations and distressed bankruptcy, which may include defaulted debt, involve higher credit and other risks. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Smaller and midsize company securities involve special risks, such as relatively small revenues, limited product lines and small market share. The Fund’s prospectus also includes a description of the main investment risks.

situation. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current global expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. Initially centered on the U.S. subprime mortgage market, they spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions, helped boost merger and acquisition activity in the first half of 2007, and was an important driver of equity performance. A second-half tightening of liquidity led to slower deal activity and weighed on market performance. However, in 2007, global merger and acquisition activity still reached record levels.

To alleviate the credit crunch and restore investor confidence, the world’s major central banks infused capital into the system. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile. For the year, however, most global equity markets posted strong total returns. Many stock market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

Investment Strategy

At Mutual Series, we are committed to our distinctive value approach to investing. Our major investment strategy is investing in undervalued stocks. When selecting undervalued equities, we are attracted to fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow and shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies’ intrinsic or business value. We also look for asset rich companies whose shares may be trading at depressed levels due to concerns over short-term earnings disappointments, litigation, management strategy or other perceived negatives. While the vast majority of our undervalued equity investments are made in publicly traded companies globally, we may invest occasionally in privately held companies as well.

We complement this more traditional investment strategy with two others. One is distressed investing, which is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies’ debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old debt is typically replaced with new securities issued by the financially stronger company.

The other piece of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce proposed mergers or takeovers, commonly referred to as “deals,” the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company’s stock when it is trading below the value it would likely receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

In addition, we will generally seek to hedge the Fund’s currency exposure when we deem it advantageous for our shareholders.

Manager’s Discussion

During the year under review, the largest contributor to Fund performance was our equity portfolio, most notably some of our long-term holdings. Three investments that performed well during 2007 were Orkla, Berkshire Hathaway and British American Tobacco (BAT).

Orkla is one of Norway’s largest conglomerates with operations in several industries including consumer goods, and metals and minerals. In 2007, Orkla was again among the top performing stocks, advancing 52% in local currency terms. Orkla shares performed well after the company reported strong operational performance, and its management pursued two transactions that we believe could create value. Orkla increased its stake in the solar energy solution company Renewable Energy Corp. (REC) from 27.5% to 40.0% in February 2007, at a discount of over 25% to REC’s market price at the time. As REC’s stock appreciated more than 142% in local currency during the reporting period, Orkla’s ownership in REC benefited its own share price. Orkla also merged its aluminum profile business, Sapa, with Alcoa’s aluminum extrusion business.

Top 10 Sectors/Industries

Mutual Shares Securities Fund

Based on Equity Securities 12/31/07

% of Total Net Assets

Tobacco	10.5%

Insurance	7.7%

Media	7.7%

Commercial Banks	6.2%

Industrial Conglomerates	4.2%

Paper & Forest Products	3.9%

Food & Staples Retailing	3.8%

Food Products	3.6%

Pharmaceuticals	2.6%

Software	2.2%

Berkshire Hathaway stock appreciated 29% as the company benefited from a lack of catastrophe losses in 2007, resulting in large insurance profits after higher-than-average losses in 2004 and 2005 resulted in a favorable pricing environment for U.S. property insurers. Within Berkshire’s non-insurance operations, the company benefited from an improving contribution from its utility business, Mid-American Energy. Most significantly for its share price value, Berkshire’s cash stockpile of almost $40 billion, along with CEO Warren Buffett’s willingness to wait until a bargain emerged before deploying this capital, positioned the company as a safe haven for investors who perceived 2007’s subprime mortgage crisis as an investment opportunity rather than a threat. By the end of 2007 Berkshire management had successfully kept its capital mostly in reserve.

Shares of U.K.-based BAT benefited from strong operations as well as tobacco’s traditional role as a defensive stock, and advanced 43% in local currency for the year under review. We believe that operationally, BAT has a strong business model. During 2007, the company’s topline growth was driven by increased volume and product mix improvement. As measured by volume and sales, BAT has a leadership position in the growing emerging markets, where cigarette consumption is increasing. Furthermore, BAT was able to grow its market share by refreshing all of its main brands, updating its packaging, and launching a variety of new products. BAT also continued to strengthen its distribution channels, further contributing to its market-share gains. In Europe, cigarette pricing remained strong in 2007.

Although many of our investments appreciated during the year, some of the Fund’s holdings underperformed. Three positions that declined in value included financial services conglomerate Citigroup; Belgium-based Fortis, whose operations are focused in banking, insurance and investment management; and Home Depot, the world’s largest home improvement chain.

Shares of Citigroup declined 44% in 2007 due largely to illiquidity in the credit markets that forced the company to take meaningful mark-to-market losses on leveraged loans and securitized products remaining on the company’s balance sheet. Further pressuring the company’s stock price were concerns about certain off-balance sheet exposures, lower capital levels stemming from write-downs, the lingering possibility of a dividend cut, and uncertainty surrounding Citigroup’s leadership.

Top 10 Holdings

Mutual Shares Securities Fund 12/31/07

Company Sector/Industry, Country	% of Total Net Assets

Berkshire Hathaway Inc., A & B	3.0%
Insurance, U.S.

British American Tobacco PLC, ADR	2.7%
Tobacco, U.K.

Imperial Tobacco Group PLC	1.8%
Tobacco, U.K.

U.S. Bancorp	1.8%
Commercial Banks, U.S.

News Corp., A	1.7%
Media, U.S.

Orkla ASA	1.7%
Industrial Conglomerates, Norway

Microsoft Corp.	1.5%
Software, U.S.

KT&G Corp.	1.5%
Tobacco, South Korea

Altria Group Inc.	1.5%
Tobacco, U.S.

Siemens AG	1.5%
Industrial Conglomerates, Germany

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

Fortis declined 30% in local currency as the company raised a significant amount of capital to fund its acquisition of some of ABN Amro’s Dutch retail banking, asset management and private banking units. Fortis was part of a consortium with Royal Bank of Scotland and Brazil’s Banco Santander, which together acquired these businesses and by year-end had completed the largest bank acquisition in European history. Fortis’ stock price also came under pressure after the company announced weak third quarter 2007 operating results for its banking and insurance businesses.

Home Depot shares declined 31% in 2007 as the company lowered earnings guidance due to a weak housing market. In addition, the buyout purchase price for HD Supply, the company’s professional services division, was negotiated downward by three private equity firms after credit markets tightened substantially.

Finally, investors should note that we maintained our currency hedging posture of being generally hedged to the U.S. dollar for most of our non-U.S. holdings. Since the dollar was weaker compared with most foreign currencies during 2007, the Fund benefited to the extent it was not fully hedged.

Thank you for your participation in Mutual Shares Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Mutual Shares Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,037.20	$3.70
Hypothetical (5% return before expenses)	$1,000	$1,021.58	$3.67

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.72%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

SUPPLEMENT DATED JANUARY 23, 2008

TO THE PROSPECTUSES DATED MAY 1, 2007

OF

MUTUAL SHARES SECURITIES FUND (THE “FUND”)

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Fund’s Class 1 and Class 2 prospectuses are amended as follows:

The seventh paragraph under the heading “Main Investments” on page MS-1 is replaced with the following:

The Fund may attempt, from time to time, to hedge (protect) against currency risks, largely using forward foreign currency exchange contracts, when, in the manager’s opinion, it would be advantageous to the Fund to do so. The Fund may also, from time to time, attempt to hedge against market risk using a variety of derivatives (together, Hedging Instruments).

The following paragraph is added as the second paragraph under the heading “Hedging Instruments” on page MS-4 and the paragraph thereafter is amended to read as follows:

The Fund may also attempt, from time to time, to hedge against market risks by using derivative investments, which may include purchasing put options. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option the obligation to buy, the underlying instrument at the exercise price.

Forward foreign currency exchange contracts and put options are considered derivative investments because their value and performance depend, at least in part, on the value and performance of an underlying asset. The Fund’s investments in derivatives may involve a small investment relative to the amount of risk assumed. To the extent the Fund enters into these transactions, its success will depend on the manager’s ability to predict market movements, and their use may have the opposite effect of that intended. Risks include potential loss due to the imposition of controls by a government on the exchange of foreign currencies, the loss of any premium paid to enter into the transaction, delivery failure or default by any other party, or inability to close out a position because the trading market became illiquid.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Mutual Shares Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.67	$18.35	$16.78	$15.00		$12.09

Income from investment operations[a]:
Net investment income[b]	0.54	0.40	0.34	0.21		0.18
Net realized and unrealized gains (losses)	0.31	2.86	1.47	1.71		2.88

Total from investment operations	0.85	3.26	1.81	1.92		3.06

Less distributions from:
Net investment income	(0.35)	(0.29)	(0.18)	(0.14)		(0.15)
Net realized gains	(0.75)	(0.65)	(0.06)	—		—

Total distributions	(1.10)	(0.94)	(0.24)	(0.14)		(0.15)

Net asset value, end of year	$20.42	$20.67	$18.35	$16.78		$15.00

Total return[c]	3.72%	18.66%	10.83%	12.88%		25.48%
Ratios to average net assets
Expenses[d]	0.72%[e]	0.81% [e]	0.78% [e]	0.75%	[e]	0.80%
Expenses – excluding dividend expense on securities sold short	0.72%[e]	0.74% [e]	0.74% [e]	0.73%	[e]	0.76%
Net investment income	2.58%	2.02%	1.97%	1.40%		1.33%

Supplemental data
Net assets, end of year (000’s)	$272,509	$259,943	$260,317	$287,324		$312,386
Portfolio turnover rate	41.73%[f]	19.75%	19.59%	31.49%		55.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

[e]	Benefit of expense reduction is less than 0.01%.
[f]Excludes	the value of portfolio securities delivered as a result of redemption in-kind. See Note 13

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Mutual Shares Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$20.46	$18.18	$16.64	$14.90		$12.02

Income from investment operations[a]:
Net investment income[b]	0.48	0.34	0.29	0.18		0.14
Net realized and unrealized gains (losses)	0.31	2.84	1.46	1.68		2.88

Total from investment operations	0.79	3.18	1.75	1.86		3.02

Less distributions from:
Net investment income	(0.31)	(0.25)	(0.15)	(0.12)		(0.14)
Net realized gains	(0.75)	(0.65)	(0.06)	—		—

Total distributions	(1.06)	(0.90)	(0.21)	(0.12)		(0.14)

Net asset value, end of year	$20.19	$20.46	$18.18	$16.64		$14.90

Total return[c]	3.48%	18.38%	10.55%	12.63%		25.15%
Ratios to average net assets
Expenses[d]	0.97% [e]	1.06% [e]	1.03% [e]	1.00%	[e]	1.05%
Expenses – excluding dividend expense on securities sold short	0.97% [e]	0.99% [e]	0.99% [e]	0.98%	[e]	1.01%
Net investment income	2.33%	1.77%	1.72%	1.15%		1.08%
Supplemental data
Net assets, end of year (000’s)	$5,925,551	$5,140,878	$3,596,889	$2,464,374		$1,469,745
Portfolio turnover rate	41.73%[f]	19.75%	19.59%	31.49%		55.71%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dIncludes dividend expenses on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

eBenefit of expense reduction is less than 0.01%.

fExcludes the value of portfolio securities delivered as a result of redemption in-kind. See Note 13

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments 92.0%
Common Stocks and Other Equity Interests 89.4%
Aerospace & Defense 0.1%
[a]GenCorp Inc.	United States	494,180	$5,762,139

Air Freight & Logistics 1.1%
Deutsche Post AG	Germany	1,593,038	54,191,086
TNT NV	Netherlands	349,838	14,422,644

			68,613,730

Airlines 0.5%
[a]ACE Aviation Holdings Inc., A	Canada	565,107	16,121,543
[a,b]ACE Aviation Holdings Inc., A, 144A	Canada	28,980	826,750
[a]Northwest Airlines Corp.	United States	701,752	10,182,422
[a,c]Northwest Airlines Corp., Contingent Distribution	United States	27,670,000	933,862

			28,064,577

Auto Components 0.8%
[a,c]Collins & Aikman Products Co., Contingent Distribution	United States	930,644	411,810
[a]Goodyear Tire & Rubber Co.	United States	1,068,854	30,163,060
[a]Lear Corp.	United States	633,092	17,511,325

			48,086,195

Automobiles 2.0%
Daimler AG	Germany	350,712	33,887,042
General Motors Corp.	United States	1,753,600	43,647,104
Harley-Davidson Inc.	United States	401,759	18,766,163
[a,d,e,f]International Automotive Components Group Brazil LLC	Brazil	1,451,684	10,083,586
[a,d,e,f]International Automotive Components Group Japan LLC	Japan	269,643	2,417,998
[a,d,e,f]International Automotive Components Group LLC	Luxembourg	6,170,474	6,546,256
[a,d,e,f]International Automotive Components Group NA LLC	United States	4,838,052	6,652,321

			122,000,470

Beverages 2.0%
Brown-Forman Corp., A	United States	7,455	557,932
Brown-Forman Corp., B	United States	84,285	6,246,361
Coca-Cola Enterprises Inc.	United States	1,908,903	49,688,745
Pernod Ricard SA	France	290,822	67,099,391

			123,592,429

Building Products 0.3%
[a]Armstrong World Industries Inc.	United States	87,406	3,505,855
[a,c]Armstrong World Industries Inc., Contingent Distribution	United States	9,894,225	37,103
[a]Owens Corning Inc.	United States	820,981	16,600,236

			20,143,194

Capital Markets 0.2%
Legg Mason Inc.	United States	183,840	13,447,896

Chemicals 1.1%
[a,c]Dow Corning Corp., Contingent Distribution	United States	650,000	331,500
Koninklijke DSM NV	Netherlands	565,862	26,697,813
Linde AG	Germany	287,541	37,971,680

			65,000,993

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Commercial Banks 6.2%
[a]Banco Popolare SpA	Italy	1,077,265	$23,833,137
[a]Centennial Bank Holdings Inc.	United States	1,288,316	7,446,467
Commerce Bancorp Inc.	United States	796,910	30,394,147
Danske Bank AS	Denmark	1,257,361	49,155,076
[a,d,e]Elephant Capital Holdings Ltd.	Japan	4,825	3,177,409
Intesa Sanpaolo SpA	Italy	6,106,392	48,210,473
Mitsubishi UFJ Financial Group Inc.	Japan	1,575,707	14,794,111
[a,d,e]NCB Warrant Holdings Ltd., A	Japan	23,570	1,398,451
Societe Generale, A	France	190,202	27,460,127
Sumitomo Mitsui Financial Group Inc.	Japan	1,388	10,417,935
Swedbank AB, A	Sweden	962,179	27,232,745
U.S. Bancorp	United States	3,501,795	111,146,973
UnionBanCal Corp.	United States	243,152	11,892,564
Wachovia Corp.	United States	488,275	18,569,098

			385,128,713

Commercial Services & Supplies 0.0%[g]
[a]Comdisco Holding Co. Inc.	United States	177	1,612
[a,c]Comdisco Holding Co. Inc., Contingent Distribution	United States	8,175,255	—

			1,612

Communications Equipment 1.6%
Motorola Inc.	United States	4,756,113	76,288,053
Telefonaktiebolaget LM Ericsson, B	Sweden	8,802,545	20,666,383
Telefonaktiebolaget LM Ericsson, B, ADR	Sweden	40,000	934,000

			97,888,436

Computers & Peripherals 1.5%
[a,d,e]DecisionOne Corp.	United States	108,227	—
[a,d,e]DecisionOne Corp., wts., 6/08/17	United States	59,425	—
[a]Dell Inc.	United States	2,780,516	68,150,447
[a]Lexmark International Inc., A	United States	708,034	24,682,065

			92,832,512

Consumer Finance 1.1%
[a,d,e]Cerberus CG Investor I LLC	United States	7,173,000	6,039,498
[a,d,e]Cerberus CG Investor II LLC	United States	7,173,000	6,039,498
[a,d,e]Cerberus CG Investor III LLC	United States	3,586,500	3,019,749
[a,d,e]Cerberus FIM Investors Auto Finance LLC	United States	2,306,869	1,237,706
[a,d,e]Cerberus FIM Investors Commercial Finance LLC	United States	192,155	103,097
[a,d,e]Cerberus FIM Investors Commercial Mortgage LLC	United States	360,165	193,240
[a,d,e]Cerberus FIM Investors Insurance LLC	United States	1,761,591	945,148
[a,d,e]Cerberus FIM Investors Rescap LLC	United States	3,279,720	1,759,671
SLM Corp.	United States	2,387,117	48,076,536

			67,414,143

Containers & Packaging 0.3%
Temple-Inland Inc.	United States	901,989	18,806,471

Diversified Consumer Services 0.3%
H&R Block Inc.	United States	1,051,092	19,518,778

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Diversified Financial Services 1.9%
Citigroup Inc.	United States	1,194,338	$35,161,311
Fortis	Belgium	3,046,005	80,368,985
[a]Fortis VVPR Strip	Belgium	1,218,402	17,781
[a]Guaranty Financial Group Inc.	United States	281,163	4,498,608
[a,c]Marconi Corp., Contingent Distribution	United Kingdom	9,945,700	—

			120,046,685

Diversified Telecommunication Services 2.1%
[a,d,e,f]AboveNet Inc.	United States	59,723	2,986,150
[a,d,f]AboveNet Inc., stock grant, grant price $20.95, expiration date 9/09/13	United States	78	3,233
[a,d,e,f]AboveNet Inc., wts., 9/08/08	United States	2,546	120,171
[a,d,e,f]AboveNet Inc., wts., 9/08/10	United States	2,995	130,822
Embarq Corp.	United States	354,583	17,562,496
[a,c,e]Global Crossing Holdings Ltd., Contingent Distribution	United States	9,005,048	—
Koninklijke (Royal) KPN NV	Netherlands	823,354	14,947,427
Telefonica SA	Spain	1,182,590	38,347,557
Verizon Communications Inc.	United States	1,271,173	55,537,548

			129,635,404

Electric Utilities 0.8%
E.ON AG	Germany	186,703	39,673,631
Exelon Corp.	United States	153,797	12,555,987

			52,229,618

Electronic Equipment & Instruments 0.7%
Tyco Electronics Ltd.	United States	1,246,682	46,289,303

Energy Equipment & Services 1.0%
[a]Seadrill Ltd.	Bermuda	1,417,088	34,550,402
[a,h]Transocean Inc.	United States	201,330	28,820,390

			63,370,792

Food & Staples Retailing 3.8%
Carrefour SA	France	689,846	53,648,467
CVS Caremark Corp.	United States	1,670,318	66,395,141
Kroger Co.	United States	1,816,387	48,515,697
Wal-Mart Stores Inc.	United States	1,350,782	64,202,668

			232,761,973

Food Products 3.6%
Cadbury Schweppes PLC	United Kingdom	5,444,234	67,176,187
General Mills Inc.	United States	281,699	16,056,843
Groupe Danone	France	303,941	27,234,356
Kraft Foods Inc., A	United States	1,573,564	51,345,393
Nestle SA	Switzerland	138,993	63,780,762

			225,593,541

Health Care Equipment & Supplies 1.0%
Covidien Ltd.	United States	1,032,122	45,712,683
Hillenbrand Industries Inc.	United States	342,585	19,092,262

			64,804,945

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Health Care Providers & Services 2.0%
[a]Community Health Systems Inc.	United States	1,204,704	$44,405,389
[a,d,e,f]Kindred Healthcare Inc.	United States	166,003	3,939,417
[a,d,e,f]Kindred Healthcare Inc., stock grant:
grant price $18.15, expiration date 7/17/11	United States	578	3,226
grant price $19.87, expiration date 1/01/12	United States	172	664
grant price $6.94, expiration date 1/01/13	United States	171	2,871
grant price $19.87, expiration date 1/01/14	United States	127	490
grant price $21.33, expiration date 1/10/15	United States	72	173
grant price $22.08, expiration date 1/10/16	United States	37	61
[a]MDS Inc.	Canada	521,262	10,065,930
[a]PharMerica Inc.	United States	60,761	843,363
Quest Diagnostics Inc.	United States	638,453	33,774,164
[a]Tenet Healthcare Corp.	United States	6,379,987	32,410,334

			125,446,082

Hotels, Restaurants & Leisure 0.2%
[a]Trump Entertainment Resorts Inc.	United States	370,093	1,591,400
Wyndham Worldwide Corp.	United States	432,314	10,185,318

			11,776,718

Household Durables 1.0%
[i]Beazer Homes USA Inc.	United States	527,656	3,920,484
Koninklijke Philips Electronics NV	Netherlands	1,295,501	55,810,197

			59,730,681

Independent Power Producers & Energy Traders 1.3%
Constellation Energy Group	United States	774,016	79,359,860

Industrial Conglomerates 4.2%
Keppel Corp. Ltd.	Singapore	3,905,323	35,220,923
[f]Orkla ASA	Norway	5,362,549	103,856,525
Siemens AG	Germany	590,321	93,402,195
Tyco International Ltd.	United States	667,699	26,474,265

			258,953,908

Insurance 7.7%
[a]Alleghany Corp.	United States	22,894	9,203,388
Allianz SE	Germany	157,848	34,111,038
American International Group Inc.	United States	635,838	37,069,355
[a]Berkshire Hathaway Inc., A	United States	149	21,098,400
[a]Berkshire Hathaway Inc., B	United States	34,960	165,570,560
[a]Conseco Inc.	United States	1,091,457	13,708,700
Hartford Financial Services Group Inc.	United States	302,199	26,348,731
Old Republic International Corp.	United States	2,329,142	35,892,078
[a,d,e]Olympus Re Holdings Ltd.	United States	16,280	53,320
Prudential Financial Inc.	United States	188,225	17,512,454
The Travelers Cos. Inc.	United States	320,496	17,242,685
White Mountains Insurance Group Ltd.	United States	126,185	64,865,399
[j]Zurich Financial Services AG	Switzerland	118,066	34,642,557

			477,318,665

IT Services 0.6%
[a]Alliance Data Systems Corp.	United States	480,456	36,029,395

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Leisure Equipment & Products 0.7%
Mattel Inc.	United States	2,382,250	$45,358,040

Machinery 0.2%
Federal Signal Corp.	United States	930,921	10,444,934
[a]Motor Coach Industries International Inc., wts., 5/27/09	United States	2	—

			10,444,934

Marine 0.8%
A.P. Moller - Maersk AS	Denmark	4,478	47,676,524

Media 7.7%
[a]Adelphia Recovery Trust	United States	29,283,354	2,049,835
[a,c]Adelphia Recovery Trust Arahova, Contingent Value Vehicle, Contingent Distribution	United States	1,955,453	1,007,058
[a]Cablevision Systems Corp., A	United States	628,581	15,400,234
[a,c]Century Communications Corp., Contingent Distribution	United States	5,487,000	—
Clear Channel Communications Inc.	United States	871,680	30,090,394
[a]Comcast Corp., A	United States	4,825,187	87,432,388
[a]Liberty Media Holding Corp.-Capital, A	United States	321,349	37,433,945
News Corp., A	United States	5,275,372	108,092,372
[a]Sun-Times Media Group Inc., A	United States	598,729	1,317,204
[a]Time Warner Cable Inc., A	United States	612,196	16,896,610
Time Warner Inc.	United States	3,765,929	62,175,488
[a,e]TVMAX Holdings Inc.	United States	35,609	—
[a]Viacom Inc., B	United States	1,131,397	49,690,956
Virgin Media Inc.	United Kingdom	2,334,742	40,017,478
WPP Group PLC	United Kingdom	1,740,452	22,374,498

			473,978,460

Metals & Mining 1.9%
Alcoa Inc.	United States	868,694	31,750,766
[h]Anglo American PLC	United Kingdom	403,165	24,672,917
ArcelorMittal	Netherlands	485,127	37,536,573
[d,e]Esmark Inc.	United States	1,783,526	22,681,100

			116,641,356

Multi-Utilities & Unregulated Power 1.5%
Energy East Corp.	United States	897,373	24,417,519
NorthWestern Corp.	United States	110,164	3,249,838
[a,c]NorthWestern Corp., Contingent Distribution	United States	3,365,650	238,589
RWE AG	Germany	357,511	50,321,212
Suez SA	France	197,567	13,427,034

			91,654,192

Multiline Retail 0.4%
[a,i]Sears Holdings Corp.	United States	260,950	26,629,948

Oil, Gas & Consumable Fuels 2.2%
BP PLC	United Kingdom	2,800,254	34,218,385
BP PLC, ADR	United Kingdom	5,003	366,069
Royal Dutch Shell PLC, A	United Kingdom	1,799,086	75,483,012
Total SA, B	France	301,983	25,044,917

			135,112,383

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts	Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Paper & Forest Products 3.9%
[a]Domtar Corp.	United States	2,894,235	$22,256,667
International Paper Co.	United States	2,427,000	78,586,260
MeadWestvaco Corp.	United States	1,553,006	48,609,088
Mondi Ltd.	South Africa	55,042	520,034
Mondi PLC	United Kingdom	36,842	311,113
Weyerhaeuser Co.	United States	1,265,274	93,301,305

			243,584,467

Pharmaceuticals 2.6%
Bristol-Myers Squibb Co.	United States	943,859	25,031,141
Novartis AG	Switzerland	605,496	33,181,523
Pfizer Inc.	United States	2,784,652	63,295,140
Sanofi-Aventis	France	357,367	32,845,551
[a]Valeant Pharmaceuticals International	United States	766,061	9,169,750
Watson Pharmaceuticals Inc.	United States	1,600	43,424

			163,566,529

Real Estate 0.7%
[a]Alexander’s Inc.	United States	7,651	2,702,716
[a,e]Canary Wharf Group PLC	United Kingdom	1,535,898	15,350,316
Link REIT	Hong Kong	6,427,688	13,913,565
[i]The St. Joe Co.	United States	156,936	5,572,797
Ventas Inc.	United States	57,870	2,618,618

			40,158,012

Real Estate Management & Development 0.1%
[a]Forestar Real Estate Group	United States	281,163	6,632,635

Semiconductors & Semiconductor Equipment 1.0%
[a]LSI Corp.	United States	6,515,393	34,596,737
Maxim Integrated Products Inc.	United States	1,062,758	28,141,832

			62,738,569

Software 2.2%
[a]BEA Systems Inc.	United States	1,988,420	31,377,268
Microsoft Corp.	United States	2,665,626	94,896,285
[a]NAVTEQ Corp.	United States	162,500	12,285,000

			138,558,553

Specialty Retail 0.9%
The Home Depot Inc.	United States	2,086,093	56,199,345

Thrifts & Mortgage Finance 1.1%
Hudson City Bancorp Inc.	United States	3,327,515	49,979,275
Sovereign Bancorp Inc.	United States	1,789,267	20,397,644

			70,376,919

Tobacco 10.5%
Altadis SA	Spain	906,628	65,770,681
Altria Group Inc.	United States	1,244,956	94,093,775
British American Tobacco PLC	United Kingdom	4,320,987	168,706,757
British American Tobacco PLC, ADR	United Kingdom	4,218	331,366

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Shares Securities Fund	Country	Shares/ Warrants/ Contracts		Value
Long Term Investments (continued)
Common Stocks and Other Equity Interests (continued)
Tobacco (continued)
Imperial Tobacco Group PLC	United Kingdom	2,099,706		$113,144,940
Japan Tobacco Inc.	Japan	7,615		45,615,567
KT&G Corp.	South Korea	1,111,310		94,622,517
Reynolds American Inc.	United States	1,077,223		71,053,629

				653,339,232

Transportation Infrastructure 0.0%[g]
[a]Groupe Eurotunnel SA, wts., 12/30/11	France	160,159		53,757

Total Common Stocks and Other Equity Interests (Cost $4,645,552,221)				5,542,353,713

Preferred Stocks 0.4%
Auto Components 0.1%
[d,e]Dana Holding Corp., 4.00%, cvt. pfd., B	United States	37,154		3,715,400

Diversified Telecommunication Services 0.0%[g]
[d]PTV Inc., 10.00%, pfd., A	United Kingdom	17,300		20,760

Thrifts & Mortgage Finance 0.3%
[a]Washington Mutual Inc., 7.75%, cvt. pfd., R	United States	19,000		16,815,000

Total Preferred Stocks (Cost $22,272,071)				20,551,160

Options Purchased 0.4%
Call Options 0.0%[g]
[a,d]Owens Corning Inc., exercise price $37.50, expiration date 1/02/08, shares	United States	223,431		11,172

Put Options 0.4%
[a]Dow Jones EUROSTOXX 50, exercise price $4,088.73, expiration date 6/20/08, contracts	United States	45,000		5,981,053
[a]Index basket consisting of 70% Dow Jones EUROSTOXX 50 (exercise price $4,083.52), 30% S&P 500 Index (exercise price $1,393.76), expiration date 7/18/08, contracts	United States	515,460		1,676,424
[a]S&P 500 Index, exercise price $1,250.00, expiration date 6/21/08, contracts	United States	731		2,002,940
[a]S&P 500 Index, exercise price $1,375.00, expiration date 6/21/08, contracts	United States	2,818		14,935,400

				24,595,817

Total Options Purchased (Cost $19,917,679)				24,606,989

		Principal Amount[k]
Corporate Bonds & Notes 1.6%
[b]ACE Aviation Holdings Inc., cvt., 144A, 4.25%, 6/01/35	Canada	1,242,000	CAD	1,412,287
[d,e]Cerberus CG Investor I LLC, 12.00%, 7/31/14	United States	7,173,000		6,039,498
[d,e]Cerberus CG Investor II LLC, 12.00%, 7/31/14	United States	7,173,000		6,039,498
[d,e]Cerberus CG Investor III LLC, 12.00%, 7/31/14	United States	3,586,500		3,019,749
[d,e]Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13	United States	6,915,902		3,710,595
[d,e]Cerberus FIM Investors Commercial Finance LLC, 12.00%, 11/22/13	United States	576,466		309,292
[d,e]Cerberus FIM Investors Commercial Mortgage LLC, 12.00%, 11/22/13	United States	1,080,497		579,720
[d,e]Cerberus FIM Investors Insurance LLC, 12.00%, 11/22/13	United States	5,284,774		2,835,445
[d,e]Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13	United States	9,839,154		5,279,010

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Shares Securities Fund	Country	Principal Amount[k]		Value
Long Term Investments (continued)
Corporate Bonds & Notes (continued)
[d,e]DecisionOne Corp.,
12.00%, 4/15/10	United States	133,782		$133,782
[l]FRN, 9.50%, 5/12/09	United States	24,958		24,958
Groupe Eurotunnel SA, cvt.,
3.00%, 6/28/09	France	4,300	EUR	13,805
3.00%, 6/28/09	France	4,979	GBP	21,763
3.00%, 7/28/10	France	2,425,100	EUR	6,989,662
3.00%, 7/28/10	France	1,688,564	GBP	6,626,307
6.00%, 7/28/10	France	5,618,700	EUR	11,028,529
6.00%, 7/28/10	France	4,367,869	GBP	11,672,902
sub bond, T1, 3.00%, 7/28/08	France	4,300	EUR	15,374
sub bond, T1, 3.00%, 7/28/08	France	4,979	GBP	24,236
[d,e,f]International Automotive Components Group NA LLC, 9.00%, 4/01/17	United States	1,456,500		1,456,500
[d,e,l]Motor Coach Industries International Inc., FRN, 18.081%, 12/01/08	United States	13,014,519		12,884,374
Trump Entertainment Resorts Inc., 8.50%, 5/20/15	United States	7,582,630		5,810,190
[e]TVMAX Holdings Inc., PIK,
11.50%, 2/28/08	United States	36,643		25,650
14.00%, 2/28/08	United States	179,010		125,307
Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%, 12/15/14	United States	18,305,000		11,715,200

Total Corporate Bonds & Notes (Cost $111,582,293)				97,793,633

Corporate Bonds & Notes in Reorganization 0.2%
[b]Calpine Corp., senior secured note, 144A, 8.50%, 7/15/10	United States	2,422,000		2,603,650
9.875%, 12/01/11	United States	853,000		895,650
8.75%, 7/15/13	United States	1,280,000		1,382,400
[m]Dana Corp.,
6.50%, 3/01/09	United States	1,946,000		1,469,230
5.85%, 1/15/15	United States	6,458,000		4,746,630
7.00%, 3/01/29	United States	1,531,000		1,155,905
senior note, 7.00%, 3/15/28	United States	404,000		296,940
[e,m]Safety Kleen Services, senior sub. note, 9.25%, 6/01/08	United States	5,000		25

Total Corporate Bonds & Notes in Reorganization (Cost $11,973,068)				12,550,430

Companies in Liquidation 0.0%[g]
[e,m]Peregrine Investments Holdings Ltd., 6.70%, 1/15/98	Hong Kong	5,000,000	JPY	336
[e,m]PIV Investment Finance (Cayman) Ltd.	Hong Kong	12,200,000		244,000

Total Companies in Liquidation (Cost $—)				244,336

Total Long Term Investments (Cost $4,811,297,332)				5,698,100,261

Short Term Investments 8.9%
U.S. Government and Agency Securities 8.4%
[n,o]FHLB, 1/02/08 - 12/04/08	United States	395,370,000		392,240,490
[n]FHLB, 1/04/08	United States	100,000,000		100,000,000
[n]U.S. Treasury Bill, 5/01/08	United States	30,750,000		30,419,960

Total U.S. Government and Agency Securities (Cost $522,208,521)				522,660,450

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Shares Securities Fund	Country	Shares/ Contracts	Value
Total Investments before Money Market Fund (Cost $5,333,505,853)			$6,220,760,711

[p]Investments from Cash Collateral Received for Loaned Securities 0.5%
Money Market Fund (Cost $30,865,031) 0.5%
[q]Bank of New York Institutional Cash Reserve Fund, 5.06%	United States	30,865,031	30,865,031

Total Investments (Cost $5,364,370,884) 100.9%			6,251,625,742
Options Written 0.0%[g]			(1,978,587)
Securities Sold Short (0.4)%			(23,089,096)
Net Unrealized Loss on Forward Exchange Contracts (0.2)%			(13,600,736)
Other Assets, less Liabilities (0.3)%			(14,897,804)

Net Assets 100.0%			$6,198,059,519

[r]Options Written 0.0%[g]
Energy Equipment & Services 0.0%[g]
Transocean Inc., Feb. $120.00, Calls 2/16/08	United States	1,134	$1,644,300
Transocean Inc., Feb. $130.00, Calls 2/16/08	United States	288	205,632

			1,849,932

Metals & Mining 0.0%[g]
Anglo American PLC, Mar. $34.00, Calls 3/20/08	United Kingdom	50,000	128,655

Total Options Written (Premiums received $1,337,174)			1,978,587

[s]Securities Sold Short (Proceeds $24,064,281) 0.4%
Commercial Banks 0.4%
Toronto-Dominion Bank	Canada	330,080	$23,089,096

Currency Abbreviations

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FHLB - Federal Home Loan Bank

FRN - Floating Rate Note

PIK - Payment-In-Kind

REIT - Real Estate Investment Trust

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Mutual Shares Securities Fund

aNon-income producing for the twelve months ended December 31, 2007.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $7,120,737 representing 0.11% of net assets.

cContingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

dSee Note 10 regarding restricted securities.

eSecurity has been deemed illiquid because it may not be able to be sold within seven days. At December 31, 2007, the aggregate value of these securities was $141,305,548, representing 2.28% of net assets.

fSee Note 12 regarding other considerations.

gRounds to less than 0.1% of net assets.

hA portion or all of the security is held in connection with written option contracts open at year end.

iA portion or all of the security is on loan as of December 31, 2007. See Note 1(h).

jSee Note 1(c) regarding securities purchased on a delayed delivery basis.

kThe principal amount is stated in U.S. dollars unless otherwise indicated.

lThe coupon rate shown represents the rate at period end.

mSee Note 8 regarding defaulted securities.

nThe security is traded on a discount basis with no stated coupon rate.

oSecurity or a portion of the security has been segregated as collateral for securities sold short. At December 31, 2007, the value of these securities and cash pledged amounted to $19,648,390.

pSee Note 1(h) regarding securities on loan.

qThe rate shown is the annualized seven-day yield at period end.

rSee Note 1(f) regarding written options.

sSee Note 1(g) regarding securities sold short.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Mutual Shares Securities Fund
Assets:
Investments in securities:
Cost	$5,364,370,884

Value - (includes securities loaned in the amount of $29,867,564)	$6,251,625,742
Cash	2,617,805
Cash on deposit with brokers for securities sold short	24,176,003
Foreign currency, at value (cost $12,946,980)	13,046,110
Receivables:
Investment securities sold	1,679,139
Capital shares sold	3,116,320
Dividends and interest	11,510,453
Unrealized gain on forward exchange contracts (Note 7)	11,393,553

Total assets	6,319,165,125

Liabilities:
Payables:
Investment securities purchased	32,351,181
Capital shares redeemed	1,000,274
Affiliates	6,188,089
Securities sold short, at value (proceeds $24,064,281)	23,089,096
Payable upon return of securities loaned	30,865,031
Options written, at value (proceeds $1,337,174)	1,978,587
Unrealized loss on forward exchange contracts (Note 7)	24,994,289
Accrued expenses and other liabilities	639,059

Total liabilities	121,105,606

Net assets, at value	$6,198,059,519

Net assets consist of:
Paid-in capital	$4,950,661,802
Undistributed net investment income	149,427,434
Net unrealized appreciation (depreciation)	874,089,529
Accumulated net realized gain (loss)	223,880,754

Net assets, at value	$6,198,059,519

Class 1:
Net assets, at value	$272,508,515

Shares outstanding	13,344,177

Net asset value and maximum offering price per share	$20.42

Class 2:
Net assets, at value	$5,925,551,004

Shares outstanding	293,535,881

Net asset value and maximum offering price per share	$20.19

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Mutual Shares Securities Fund
Investment income:
Dividends (net of foreign taxes of $5,848,121)	$165,714,938
Interest (net of foreign taxes of $1,198)	35,087,451
Income from securities loaned	1,622,122

Total investment income	202,424,511

Expenses:
Management fees (Note 3a)	36,470,027
Administrative fees (Note 3b)	5,176,319
Distribution fees - Class 2 (Note 3c)	14,705,429
Unaffiliated transfer agent fees	95,012
Custodian fees (Note 4)	728,208
Reports to shareholders	726,320
Registration and filing fees	3,157
Professional fees	382,169
Trustees’ fees and expenses	23,063
Dividends on securities sold short	369,411
Other	206,035

Total expenses	58,885,150
Expense reductions (Note 4)	(43,432)

Net expenses	58,841,718

Net investment income	143,582,793

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (including gains from redemption in-kind of $14,084,559 - Note 13)	371,156,986
Written options	132,041
Securities sold short	(9,779,544)
Synthetic equity swaps	(528,945)
Foreign currency transactions	(102,066,135)

Net realized gain (loss)	258,914,403

Net change in unrealized appreciation (depreciation) on:
Investments	(226,702,191)
Translation of assets and liabilities denominated in foreign currencies	(1,796,243)

Net unrealized depreciation	(228,498,434)

Net realized and unrealized gain (loss)	30,415,969

Net increase (decrease) in net assets resulting from operations	$173,998,762

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Mutual Shares Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$143,582,793	$79,563,136
Net realized gain (loss) from investments, written options, securities sold short, synthetic equity swaps and foreign currency transactions	258,914,403	231,700,658
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(228,498,434)	456,274,565

Net increase (decrease) in net assets resulting from operations	173,998,762	767,538,359

Distributions to shareholders from:
Net investment income:
Class A	(3,972,937)	(3,777,264)
Class B	(85,861,035)	(52,312,087)
Net realized gains:
Class A	(8,639,670)	(8,422,207)
Class B	(210,215,361)	(133,225,285)

Total distributions to shareholders	(308,689,003)	(197,736,843)

Capital share transactions: (Note 2)
Class A	15,525,183	(31,807,250)
Class B	916,403,514	1,005,621,060

Total capital share transactions	931,928,697	973,813,810

Net increase (decrease) in net assets	797,238,456	1,543,615,326
Net assets
Beginning of year	5,400,821,063	3,857,205,737

End of year	$6,198,059,519	$5,400,821,063

Undistributed net investment income included in net assets:
End of year	$149,427,434	$80,251,154

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Mutual Shares Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at closing net asset values.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Synthetic Equity Swaps

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or short sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (margin account). Periodically, payments are made to recognize changes in value of the contract resulting from interest on the notional value of the contract, market value changes in the underlying security, and/or dividends paid by the issuer of the underlying security. The Fund recognizes a realized gain or loss when cash is received from, or paid to, the broker. Synthetic equity swaps are valued daily by the Fund and the unrealized gains or losses on the contracts (as measured by the difference

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Synthetic Equity Swaps (continued)

between the contract amount plus or minus cash received or paid and the market value of the underlying securities) are recorded in the Statement of Operations. The margin account and any net unrealized gains or losses on open synthetic equity swaps are included in the Statement of Assets and Liabilities. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

f. Options

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security or index at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

g. Securities Sold Short

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

h. Securities Lending

The Fund may loan securities to certain brokers through a securities lending agent for which it receives initial cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund receives interest income from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

i. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

i. Income Taxes (continued)

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests

j. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	2,778,546	$57,615,881	242,465	$4,724,220
Shares issued in reinvestment of distributions	580,157	12,612,607	680,015	12,199,471
Shares redeemed	(2,589,646)	(54,703,305)	(2,537,171)	(48,730,941)

Net increase (decrease)	769,057	$15,525,183	(1,614,691)	$(31,807,250)

Class 2 Shares:
Shares sold	60,311,785	$1,269,429,065	60,971,125	$1,161,327,145
Shares issued in reinvestment of distributions	13,758,197	296,076,396	10,435,173	185,537,372
Shares redeemed in-kind (Note 13)	(5,519,424)	(109,229,391)	—	—
Shares redeemed	(26,278,440)	(539,872,556)	(18,030,230)	(341,243,457)

Net increase (decrease)	42,272,118	$916,403,514	53,376,068	$1,005,621,060

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Mutual Advisers, LLC (Franklin Mutual)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.600%	Up to and including $5 billion
0.570%	Over $5 billion, up to and including $10 billion
0.550%	Over $10 billion, up to and including $15 billion
0.530%	Over $15 billion, up to and including $20 billion
0.510%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $850,204.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$129,617,847	$89,185,580
Long term capital gain	179,071,156	108,551,263

	$308,689,003	$197,736,843

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$5,368,193,537

Unrealized appreciation	$1,284,708,909
Unrealized depreciation	(401,276,704)

Net unrealized appreciation (depreciation)	$883,432,205

Undistributed ordinary income	$206,573,782
Undistributed long term capital gains	159,245,849

Distributable earnings	$365,819,631

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

5. INCOME TAXES (continued)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, pass-through entity income, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, pass-through entity income, bond discounts and premiums, and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended December 31, 2007, aggregated $3,134,681,354 and $2,375,217,654, respectively.

Transactions in options written during the year ended December 31, 2007, were as follows:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2006	388	$45,600
Options written	153,450	1,954,428
Options expired	(102,088)	(559,967)
Options exercised	(328)	(102,887)
Options closed	—	—

Options outstanding at December 31, 2007	51,422	$1,337,174

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

		Contract Amount	Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Buy
324,000,000	Japanese Yen	$2,824,908	3/19/08	$105,668	$—
7,740,453	Canadian Dollar	7,838,751	3/26/08	—	(42,986)
19,795,190	Canadian Dollar	19,830,001	3/26/08	106,643	—

Contracts to Sell
259,325,134	Norwegian Krone	47,628,647	1/09/08	—	(77,440)
6,400,000	British Pound	12,685,151	1/10/08	—	(27,569)
62,402,690	British Pound	126,182,745	1/10/08	2,228,195	—
94,206,714	Euro	130,524,477	1/14/08	—	(6,992,348)
284,047,875	Swedish Krona	44,527,348	1/15/08	588,547	—
26,718,340	Singapore Dollar	17,982,333	1/24/08	—	(587,932)
48,950,626	Euro	67,992,419	2/13/08	—	(3,489,830)
31,033,355	Euro	45,320,273	2/13/08	2,487	—
66,981,051	Norwegian Krone	12,234,641	2/19/08	—	(73,723)
112,000,000	Norwegian Krone	20,671,165	2/19/08	90,168	—
61,169,592	Euro	90,675,750	2/25/08	1,344,054	—
2,957,030	Swiss Franc	2,578,640	3/07/08	—	(41,029)
87,482,384	Swiss Franc	78,249,005	3/07/08	747,359	—
90,240,923	British Pound	182,574,995	3/10/08	3,611,843	—
51,420,261	Euro	71,718,972	3/13/08	—	(3,375,813)

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount	Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Sell (continued)
39,813,118	Euro	$58,964,037	3/13/08	$820,467	$—
6,154,942,741	Japanese Yen	54,800,985	3/19/08	—	(870,398)
52,214,609	Canadian Dollar	52,222,698	3/26/08	—	(365,030)
1,200,000	Canadian Dollar	1,299,250	3/26/08	90,675	—
1,871,500,000	Korean Won	2,000,000	3/27/08	—	(9,664)
37,268,618,810	Korean Won	40,838,500	3/27/08	818,507	—
235,369,022	Korean Won	44,753,175	4/23/08	—	(1,336,032)
87,099,562	Euro	122,912,106	4/24/08	—	(4,270,802)
94,784,842	Euro	134,955,116	5/19/08	—	(3,431,740)
16,000,000	Euro	23,801,040	5/19/08	440,873	—
800,000	Euro	1,166,000	5/28/08	—	(1,953)
43,403,105	Euro	63,764,066	5/28/08	398,067	—

Unrealized gain (loss) on forward exchange contracts				11,393,553	(24,994,289)

Net unrealized gain (loss) on forward exchange contracts					$(13,600,736)

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At December 31, 2007, the aggregate value of these securities was $7,668,730, representing 0.12% of the Fund’s net assets. For information as to specific securities, see the accompanying Statement of Investments.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

10. RESTRICTED SECURITIES (continued)

At December 31, 2007, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Trust’s Board of Trustees as reflecting fair value, as follows:

Principal Amount/ Shares/Warrants/ Contracts	Issuer	Acquisition Dates	Cost	Value
59,723	AboveNet Inc.	10/02/01-09/07/07	$3,108,481	$2,986,150
78	AboveNet Inc., stock grant, grant price $20.95, expiration date 9/09/13	10/02/01-09/07/07	—	3,233
2,546	AboveNet Inc., wts., 9/08/08	10/02/01-09/07/07	293,521	120,171
2,995	AboveNet Inc., wts., 9/08/10	4/17/06-09/08/06	315,092	130,822
7,173,000	Cerberus CG Investor I LLC	7/26/07	7,173,000	6,039,498
7,173,000	Cerberus CG Investor I LLC, 12.00%, 7/31/14	7/26/07	7,173,000	6,039,498
7,173,000	Cerberus CG Investor II LLC	7/26/07	7,173,000	6,039,498
7,173,000	Cerberus CG Investor II LLC, 12.00%, 7/31/14	7/26/07	7,173,000	6,039,498
3,586,500	Cerberus CG Investor III LLC	7/26/07	3,586,500	3,019,749
3,586,500	Cerberus CG Investor III LLC, 12.00%, 7/31/14	7/26/07	3,586,500	3,019,749
2,306,869	Cerberus FIM Investors Auto Finance LLC	11/21/06	2,306,870	1,237,706
6,915,902	Cerberus FIM Investors Auto Finance LLC, 12.00%, 11/22/13	11/20/06	6,915,902	3,710,595
192,155	Cerberus FIM Investors Commercial Finance LLC	11/20/06	192,155	103,097
576,466	Cerberus FIM Investors Commercial Finance LLC, 12.00% 11/22/13	11/20/06	576,466	309,292
360,165	Cerberus FIM Investors Commercial Mortgage LLC	11/20/06	360,166	193,240
1,080,497	Cerberus FIM Investors Commercial Mortgage LLC, 12.00% 11/22/13	11/20/06	1,080,497	579,720
1,761,591	Cerberus FIM Investors Insurance LLC	11/20/06	1,761,591	945,148
5,284,774	Cerberus FIM Investors Insurance LLC, 12.00% 11/22/13	11/20/06	5,284,774	2,835,445
3,279,720	Cerberus FIM Investors Rescap LLC	11/20/06	3,279,719	1,759,671
9,839,154	Cerberus FIM Investors Rescap LLC, 12.00%, 11/22/13	11/20/06	9,839,156	5,279,010
37,154	Dana Holding Corp., 4.00%, cvt. pfd., B	3/12/99-7/18/00	3,715,400	3,715,400
108,227	DecisionOne Corp.	3/12/99-7/18/07	76,619	—
59,425	DecisionOne Corp., wts., 6/08/17	8/29/03-3/22/07	—	—
	DecisionOne Corp.:
133,782	12.00%, 4/15/10	7/09/07	515,025	133,782
24,958	FRN, 9.50%, 5/12/09	7/09/07	24,958	24,958
4,825	Elephant Capital Holdings Ltd.	7/28/06	171,909	3,177,409
1,783,526	Esmark Inc.	11/08/04-1/11/07	33,034,512	22,681,100
1,451,684	International Automotive Components Group Brazil LLC	4/13/06-8/21/06	868,763	10,083,586
269,643	International Automotive Components Group Japan LLC	9/26/06-3/27/07	2,343,097	2,417,998
6,170,474	International Automotive Components Group LLC	1/12/06-10/16/06	6,173,501	6,546,256
4,838,052	International Automotive Components Group NA LLC	3/30/07	4,831,541	6,652,321
1,456,500	International Automotive Components Group NA LLC, 9.00%, 4/01/17	3/30/07	1,478,348	1,456,500
166,003	Kindred Healthcare Inc.	4/28/99-3/29/06	1,540,145	3,939,417
	Kindred Healthcare Inc., stock grant:
578	grant price $18.15, expiration date 7/17/11	7/17/02-7/17/05	—	3,226
172	grant price $19.87, expiration date 1/01/12	1/01/03-1/01/06	16	664
171	grant price $6.94, expiration date 1/01/13	1/01/04-1/01/07	—	2,871
127	grant price $19.87, expiration date 1/01/14	1/01/05-1/01/06	—	490
72	grant price $21.33, expiration date 1/10/15	1/06/06	—	173
37	grant price $22.08, expiration date 1/10/16	1/09/07	—	61
13,014,519	Motor Coach Industries International Inc., FRN, 18.081%, 12/01/08	5/07/04-8/31/07	13,014,519	12,884,374
2	Motor Coach Industries International Inc., wts., 5/27/09	3/30/07	—	—
23,570	NCB Warrant Holdings Ltd., A	12/16/05	—	1,398,451
16,280	Olympus Re Holdings Ltd.	12/19/01	1,628,000	53,320
223,431	[a]Owens Corning Inc., exercise price $37.50, expiration date, 1/02/08, shares	1/03/07	23,382	11,172
17,300	PTV Inc., 10.00%, pfd., A	12/07/01-3/06/02	51,900	20,760

	Total Restricted Securities (2.03% of Net Assets)			$125,595,079

[a]	The Fund also invests in unrestricted securities of the issuer, valued at $16,600,236 as of December 31, 2007.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

11. UNFUNDED CAPITAL COMMITMENTS

At December 31, 2007, the Fund had total unfunded commitments to investments of $13,636,000.

12. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund’s Investment Manager, may serve from time to time as members of boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund’s policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

13. REDEMPTION IN-KIND

During the year ended December 31, 2007, the Fund realized $14,084,559 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

14. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Mutual Shares Securities Fund

15. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Mutual Shares Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mutual Shares Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Mutual Shares Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $164,719,919 as a long term capital gain dividend for the fiscal year ended December 31, 2007. Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $57,654,440 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 72.88% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON DEVELOPING MARKETS SECURITIES FUND

This annual report for Templeton Developing Markets Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+29.09%	+32.38%	+11.99%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Developing Markets Fund.

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index and the Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Developing Markets Securities Fund Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Developing Markets Securities Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in emerging market investments and normally invests primarily to predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the MSCI EM Index’s +39.78% return, and the S&P/IFCI Composite Index’s +40.28% return for the same period.1 Please note that index performance numbers are purely for reference and that we do not attempt to track an index, but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

In 2007, emerging markets equities had another positive year. Despite problems brought on by the U.S. subprime lending crisis, emerging markets registered a +39.78% gain for the year, bringing cumulative return for the past five years to +390.79% in U.S. dollar terms, as measured by the MSCI EM Index.2 Most stock markets were supported by a robust macroeconomic environment, surging money supply, rising commodity prices, stronger emerging market currencies, improved corporate earnings and significant investment inflows. Periods of increased volatility, however, occurred during the year as nervous investors reacted to subprime concerns and their impact on the global economy as well as overheating concerns in China.

In Asia, India and China were among the top performing markets as both economies continued to benefit from strong economic growth, a large consumer base and vast foreign reserves. Moreover, Chinese stocks listed in Hong Kong were key beneficiaries of the expansion of China’s Qualified Domestic Institutional Investor (QDII) program, which allowed domestic fund managers and brokerages to invest in foreign securities. Neighboring markets in Indonesia, Thailand and South Korea also recorded respectable gains.

Market returns in Latin America benefited from high commodity prices and stronger regional currencies. Accelerating economic growth, high

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Investing in emerging markets is subject to all the risks of foreign investing generally as well as additional, heightened risks, including currency fluctuations, economic instability, market volatility, political and social instability, the relatively smaller size and lesser liquidity of these markets, and less effective or irregular government supervision and regulation of business and industry practices. The Fund’s prospectus also includes a description of the main investment risks.

foreign investment flows and lower interest rates pushed the Brazilian stock market to end the year at record high levels. However, Mexico underperformed its regional peers as concerns of slowing growth in the U.S. led investors to stay on the sidelines.

Despite recording double-digit returns, European and African markets underperformed their emerging market counterparts during the year. Turkey, however, significantly outperformed global markets as investors responded favorably to the central bank’s adoption of a loosening monetary policy, improvement in the country’s public finances, as well as the completion of parliamentary and presidential elections. A stronger lira also boosted stock returns in U.S. dollar terms.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we may make onsite visits to companies to assess critical factors such as management strength and local conditions. In addition, we focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term (typically five years) earnings, asset value and cash flow potential. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We perform in-depth research to construct an action list from which we make our investment decisions.

Manager’s Discussion

For the 12 months under review, the Fund’s exposure to the materials, energy, telecommunication services and bank sectors contributed significantly to absolute performance.3 Within the materials and energy sectors, holdings in Chalco (Aluminum Corp. of China), CVRD (Companhia Vale do Rio Doce), Petrobras (Petroleo Brasileiro) and Tupras (Tupras-Turkiye Petrol Rafinerileri) were among the largest contributors to performance. Rising oil and commodity prices coupled with growing demand for oil, coal and metals in China as well as other emerging markets benefited these companies.

Additional key contributors included Turkcell (Turkcell Iletisim Hizmetleri) and America Movil in the telecommunication services

3. The materials sector comprises chemicals, construction materials, metals and mining, and paper and forest products and in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The bank sector comprises commercial banks in the SOI.

sector. Turkish and Brazilian banks, Akbank, Vakifbank (Turkiye Vakiflar Bankasi), Unibanco (Unibanco-Uniao de Bancos Brasileiros) and Banco Bradesco, also boosted Fund performance during the period.

Sectors that detracted from Fund performance included retail and real estate.4 South African stocks Foschini and JD Group declined in value and were the largest detractors in the retail sector during the period. In the real estate sector, Emaar Properties was a major detractor, and we sold it during the period.

Geographically, investments in Brazil, Turkey and China made noteworthy contributions to Fund performance. In addition to stocks discussed earlier, THY (Turk Hava Yollari Anonim Ortakligi), Turkey’s national airline; Souza Cruz, Brazil’s leading major tobacco company; Sinopec (China Petroleum and Chemical), the largest integrated energy company in China; and PetroChina, a dominant player in the upstream oil and gas sector, also supported performance.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investments predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

During the reporting period, we made significant purchases in Russia, India, Mexico and China (via Hong Kong-listed China H shares).5 Major investments included shares of America Movil, UES (Unified Energy Systems), China Telecom and Sberbank (Savings Bank of Russia).

4. The retail sector comprises specialty retail in the SOI. The real estate sector comprises real estate management and development in the SOI.

5. “China H” denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China.

Top 10 Holdings

Templeton Developing Markets Securities Fund

12/31/07

Company Sector/Industry, Country	% of Total Net Assets

CVRD (Companhia Vale do Rio Doce), ADR, pfd., A	5.4%
Metals & Mining, Brazil

Petrobras (Petroleo Brasileiro SA), ADR, pfd.	4.9%
Oil, Gas & Consumable Fuels, Brazil

Chalco (Aluminum Corp. of China Ltd.), H & 144A	3.8%
Metals & Mining, China

Akbank TAS	3.5%
Commercial Banks, Turkey

UES (Unified Energy Systems)	3.4%
Electric Utilities, Russia

Gazprom OAO, ord. & ADR	3.3%
Oil, Gas & Consumable Fuels, Russia

SK Energy Co. Ltd.	3.1%
Oil, Gas & Consumable Fuels, South Korea

Norilsk Nickel (Mining and Metallurgical Co. Norilsk Nickel)	3.1%
Metals & Mining, Russia

PetroChina Co. Ltd., H	2.7%
Oil, Gas & Consumable Fuels, China

America Movil SAB de CV, L, ADR	2.5%
Wireless Telecommunication Services, Mexico

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

We also made select additions in Pakistan, Peru and Chile as we continued to search for undervalued stocks trading at attractive valuations.

From a sector perspective, we increased the Fund’s allocations to several sectors based on what we considered favorable market trends. We expected commodity prices to stay at relatively high levels amid growing global energy demand, so we increased our investments in coal and diversified metals and mining companies.6 Greater global demand for consumer products and services also led us to increase our allocation to integrated telecommunication services, home furnishings and automobile manufacturing companies.7 We also increased the Fund’s exposure to the information technology (IT) consulting industry because of strong demand for outsourcing services.8 We initiated a position in Tata Consultancy Services, India’s leading IT consulting and outsourcing services provider.

To raise funds for redemptions during the reporting period, we sold a number of holdings. These sales also allowed the Fund to focus on stocks we considered relatively more attractively valued within our investment universe. We sold select positions as stocks reached sale price targets. As a result, the Fund’s exposure to the tobacco, semiconductors, diversified banking, and life and health insurance industries fell.9 Major sales included all or part of Remgro, Old Mutual, Samsung Electronics and Hana Financial Group.

Thank you for your participation in Templeton Developing Markets Securities Fund. We look forward to serving your future investment needs.

6. The coal industry is part of oil, gas and consumable fuels in the SOI. The diversified metals and mining industry is part of metals and mining in the SOI.

7. The integrated telecommunication services industry is part of diversified telecommunication services in the SOI. The home furnishings industry is part of household durables in the SOI. The automobile manufacturing industry is part of automobiles in the SOI.

8. The IT consulting industry is part of IT services in the SOI.

9. The semiconductors industry is part of semiconductors and semiconductor equipment in the SOI. The diversified banking industry is part of commercial banks in the SOI. The life and health insurance industry is part of insurance in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Top 10 Countries

Templeton Developing Markets Securities Fund 12/31/07

% of Total Net Assets

China	19.7%

Brazil	15.9%

Russia	13.0%

Turkey	9.4%

South Korea	8.0%

India	5.5%

South Africa	4.6%

Mexico	4.5%

Taiwan	2.9%

Thailand	2.5%

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Developing Markets Securities Fund Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,120.60	$7.96
Hypothetical (5% return before expenses)	$1,000	$1,017.69	$7.58

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (1.49%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 1	2007	2006		2005		2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.92	$10.99		$8.73		$7.14	$4.71

Income from investment operations[a]:
Net investment income[b]	0.32	0.24		0.17		0.11	0.13
Net realized and unrealized gains (losses)	3.51	2.84		2.23		1.62	2.38

Total from investment operations	3.83	3.08		2.40		1.73	2.51

Less distributions from:
Net investment income	(0.38)	(0.15)		(0.14)		(0.14)	(0.08)
Net realized gains	(1.21)	—		—		—	—

Total distributions	(1.59)	(0.15)		(0.14)		(0.14)	(0.08)

Redemption fees	— [d]	—	[d]	—	[d]	—	—

Net asset value, end of year	$16.16	$13.92		$10.99		$8.73	$7.14

Total return[c]	29.09%	28.43%		27.76%		24.83%	53.74%
Ratios to average net assets
Expenses	1.48% [e]	1.47%	[e]	1.53%	[e]	1.54% [e]	1.55%
Net investment income	2.07%	1.93%		1.77%		1.52%	2.35%

Supplemental data
Net assets, end of year (000’s)	$753,843	$749,120		$651,826		$477,290	$359,299
Portfolio turnover rate	98.32%	53.65%		31.24%		55.67%	46.20%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 2	2007	2006		2005		2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.79	$10.90		$8.67		$7.09	$4.69

Income from investment operations[a]:
Net investment income[b]	0.27	0.20		0.14		0.09	0.11
Net realized and unrealized gains (losses)	3.49	2.82		2.21		1.63	2.35

Total from investment operations	3.76	3.02		2.35		1.72	2.46

Less distributions from:
Net investment income	(0.35)	(0.13)		(0.12)		(0.14)	(0.06)
Net realized gains	(1.21)	—		—		—	—

Total distributions	(1.56)	(0.13)		(0.12)		(0.14)	(0.06)

Redemption fees	— [d]	—	[d]	—	[d]	—	—

Net asset value, end of year	$15.99	$13.79		$10.90		$8.67	$7.09

Total return[c]	28.78%	28.09%		27.43%		24.71%	52.99%
Ratios to average net assets
Expenses	1.73% [e]	1.72%	[e]	1.78%	[e]	1.79% [e]	1.80%
Net investment income	1.82%	1.68%		1.52%		1.27%	2.10%

Supplemental data
Net assets, end of year (000’s)	$1,090,549	$857,514		$650,646		$327,569	$170,953
Portfolio turnover rate	98.32%	53.65%		31.24%		55.67%	46.20%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Developing Markets Securities Fund

	Year Ended December 31,
Class 3	2007	2006		2005		2004[g]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$13.78	$10.90		$8.68		$7.13

Income from investment operations[a]:
Net investment income[b]	0.24	0.20		0.04		0.08
Net realized and unrealized gains (losses)	3.52	2.83		2.32		1.61

Total from investment operations	3.76	3.03		2.36		1.69

Less distributions from:
Net investment income	(0.37)	(0.15)		(0.14)		(0.14)
Net realized gains	(1.21)	—		—		—

Total distributions	(1.58)	(0.15)		(0.14)		(0.14)

Redemption fees	— [e]	—	[e]	—	[e]	—

Net asset value, end of year	$15.96	$13.78		$10.90		$8.68

Total return[c]	28.70%	28.17%		27.45%		24.15%
Ratios to average net assets[d]
Expenses	1.73% [f]	1.72%	[f]	1.78%	[f]	1.54% [f]
Net investment income	1.82%	1.68%		1.52%		1.52%

Supplemental data
Net assets, end of year (000’s)	$100,961	$43,372		$11,521		$12
Portfolio turnover rate	98.32%	53.65%		31.24%		55.67%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fBenefit of expense reduction rounds to less than 0.01%.

gFor the period May 1, 2004 (effective date) to December 31, 2004.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments 97.2%
Common Stocks and Rights 82.9%
Austria 1.0%
Erste Bank der oesterreichischen Sparkassen AG	Commercial Banks	41,280	$2,921,736
[a]IMMOEAST AG	Real Estate Management & Development	93,380	1,004,340
[a]Meinl European Land Ltd.	Real Estate Management & Development	91,625	1,260,913
OMV AG	Oil, Gas & Consumable Fuels	136,419	11,033,183
Wienerberger AG	Building Products	65,200	3,609,025

			19,829,197

Brazil 1.8%
AES Tiete SA	Independent Power Producers & Energy Traders	155,680,382	6,909,410
Companhia de Bebidas das Americas (AmBev)	Beverages	29,645	2,081,812
[b]Companhia Energetica de Minas Gerais	Electric Utilities	36,432	691,594
Energias do Brasil SA	Electrical Equipment	133,775	2,171,965
[c]Marfrig Frigorificos e Comercio De Alimentos SA, 144A	Food Products	396,359	3,395,772
Natura Cosmeticos SA	Personal Products	252,304	2,409,645
Porto Seguro SA	Insurance	83,300	3,088,652
Souza Cruz SA	Tobacco	506,617	13,718,505

			34,467,355

China 19.7%
Air China Ltd., H	Airlines	5,102,000	7,602,524
Aluminum Corp. of China Ltd., H	Metals & Mining	33,453,000	69,067,247
[c]Aluminum Corp. of China Ltd., H, 144A	Metals & Mining	1,954,000	4,034,239
Beijing Capital Land Ltd., H	Real Estate Management & Development	3,840,000	2,334,107
China Construction Bank Corp., H	Commercial Banks	7,486,000	6,345,451
China International Marine Containers (Group) Co. Ltd., B	Machinery	1,778,449	3,300,055
China Mobile Ltd.	Wireless Telecommunication Services	2,230,500	39,443,704
China Netcom Group Corp. (Hong Kong) Ltd.	Diversified Telecommunication Services	3,791,000	11,400,078
China Petroleum and Chemical Corp., H	Oil, Gas & Consumable Fuels	30,418,000	45,950,172
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	1,298,000	7,756,607
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	47,082,000	37,433,272
CNOOC Ltd.	Oil, Gas & Consumable Fuels	17,006,000	28,960,860
Denway Motors Ltd.	Automobiles	27,738,234	17,820,822
Dongfeng Motor Corp., H	Automobiles	13,846,000	9,765,584
[a]Hidili Industry International Development	Metals & Mining	5,172,000	7,945,597
[a,c]Hidili Industry International Development, 144A	Metals & Mining	940,000	1,444,095
Huaneng Power International Inc., H	Independent Power Producers & Energy Traders	2,286,000	2,406,748
Industrial and Commercial Bank of China, H	Commercial Banks	1,363,000	978,803
Jiangxi Copper Co. Ltd., H	Metals & Mining	3,230,000	7,927,854
Nine Dragons Paper Holdings Ltd.	Paper & Forest Products	894,000	2,260,766
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	29,290,000	52,209,000
Shanghai Industrial Holdings Ltd.	Industrial Conglomerates	2,797,000	12,195,022
[a]Soho China Ltd.	Real Estate Management & Development	3,231,500	3,335,886
[a,c]Soho China Ltd., 144A	Real Estate Management & Development	1,094,000	1,129,339
Travelsky Technology Ltd., H	IT Services	788,000	837,707

			383,885,539

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Common Stocks and Rights (continued)
Egypt 0.2%
Orascom Construction Industries	Construction & Engineering	28,719	$2,988,338
Telecom Egypt	Diversified Telecommunication Services	344,639	1,307,644

			4,295,982

Hong Kong 1.4%
Citic Pacific Ltd.	Industrial Conglomerates	1,012,000	5,651,710
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	958,033	4,177,024
GOME Electrical Appliances Holdings Ltd.	Specialty Retail	3,925,000	9,965,889
Hopson Development Holdings Ltd.	Real Estate Management & Development	814,000	2,249,484
Hutchison Whampoa Ltd.	Industrial Conglomerates	381,000	4,321,495
VTech Holdings Ltd.	Communications Equipment	220,000	1,579,872

			27,945,474

Hungary 1.3%
Magyar Telekom PLC	Diversified Telecommunication Services	260,980	1,354,880
MOL Hungarian Oil and Gas Nyrt.	Oil, Gas & Consumable Fuels	155,903	22,028,403
OTP Bank Ltd.	Commercial Banks	48,284	2,448,179

			25,831,462

India 5.5%
Ashok Leyland Ltd.	Machinery	2,441,613	3,222,024
[a]Bharti Airtel Ltd.	Wireless Telecommunication Services	174,350	4,400,452
Dr. Reddy’s Laboratories Ltd.	Pharmaceuticals	102,515	1,913,067
Gail India Ltd.	Gas Utilities	741,937	10,205,988
Grasim Industries Ltd.	Construction Materials	975	90,352
Hindalco Industries Ltd.	Metals & Mining	1,474,292	8,038,362
Hindustan Unilever Ltd.	Household Products	890,042	4,831,366
Maruti Suzuki India Ltd.	Automobiles	69,329	1,741,890
National Aluminium Co. Ltd.	Metals & Mining	531,656	6,640,134
Oil & Natural Gas Corp. Ltd.	Oil, Gas & Consumable Fuels	880,633	27,633,618
Reliance Industries Ltd.	Oil, Gas & Consumable Fuels	105,798	7,735,296
Satyam Computer Services Ltd.	IT Services	180,985	2,062,921
Tata Chemicals Ltd.	Chemicals	288,562	3,021,461
Tata Consultancy Services Ltd.	IT Services	585,450	16,095,604
Tata Motors Ltd.	Machinery	74,900	1,410,564
Tata Steel Ltd.	Metals & Mining	326,300	7,740,775

			106,783,874

Indonesia 0.4%
PT Bank Central Asia Tbk	Commercial Banks	3,686,500	2,865,206
PT Telekomunikasi Indonesia, B	Diversified Telecommunication Services	5,136,000	5,550,216

			8,415,422

Israel 0.2%
[a]Taro Pharmaceutical Industries Ltd.	Pharmaceuticals	421,589	3,246,235

Mexico 4.5%
Alfa SAB de CV	Industrial Conglomerates	314,900	2,033,567
America Movil SAB de CV, L, ADR	Wireless Telecommunication Services	785,958	48,249,961
Cemex SAB de CV, CPO, ADR	Construction Materials	72,810	1,882,138

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Common Stocks and Rights (continued)
Mexico (continued)
Consorcio ARA SAB de CV	Household Durables	608,239	$679,721
Fomento Economico Mexicano SAB de CV, ADR	Beverages	59,900	2,286,383
Grupo Televisa SA	Media	1,758,426	8,390,255
Kimberly Clark de Mexico SAB de CV, A	Household Products	3,444,116	15,035,868
Telefonos de Mexico SAB de CV, L, ADR	Diversified Telecommunication Services	217,164	8,000,322

			86,558,215

Pakistan 1.0%
MCB Bank Ltd.	Commercial Banks	1,347,758	8,743,484
Oil & Gas Development Co. Ltd.	Oil, Gas & Consumable Fuels	1,471,000	2,850,137
Pakistan Telecommunications Corp., A	Diversified Telecommunication Services	10,629,808	7,250,340

			18,843,961

Peru 0.4%
Compania de Minas Buenaventura SA, ADR	Metals & Mining	130,510	7,386,866

Philippines 0.4%
San Miguel Corp., B	Beverages	5,635,093	8,132,138

Poland 0.6%
[a]Polski Koncern Naftowy Orlen SA	Oil, Gas & Consumable Fuels	572,544	12,035,738

Russia 13.0%
Bank Of Moscow	Commercial Banks	24,838	1,297,786
Fifth Power Generation Co.	Electric Utilities	1,192,148	208,864
Gazprom, ADR	Oil, Gas & Consumable Fuels	564,100	31,674,215
Gazprom OAO	Oil, Gas & Consumable Fuels	872,000	12,286,480
Gazprom OAO, ADR	Oil, Gas & Consumable Fuels	358,500	20,326,950
LUKOIL, ADR	Oil, Gas & Consumable Fuels	195,908	16,857,883
LUKOIL, ADR	Oil, Gas & Consumable Fuels	93,368	8,066,995
Mining and Metallurgical Co. Norilsk Nickel	Metals & Mining	226,087	59,913,055
OAO TMK, GDR	Energy Equipment & Services	46,000	2,047,000
Sberbank RF	Commercial Banks	4,750,220	20,045,928
TGC-5 JSC	Independent Power Producers & Energy Traders	39,352,044	35,614
TNK-BP	Oil, Gas & Consumable Fuels	6,726,760	15,000,675
[a]Unified Energy Systems	Electric Utilities	49,702,100	65,308,560

			253,070,005

Singapore 0.8%
ComfortDelGro Corp. Ltd.	Road & Rail	3,250,654	4,126,884
Fraser and Neave Ltd.	Industrial Conglomerates	2,473,005	10,122,258
Keppel Corp. Ltd.	Industrial Conglomerates	143,000	1,289,674

			15,538,816

South Africa 4.6%
Barloworld Ltd.	Industrial Conglomerates	160,000	2,510,124
Foschini Ltd.	Specialty Retail	1,324,826	9,321,063
[a]Freeworld Coatings Ltd.	Specialty Retail	160,000	245,885
Imperial Holdings Ltd.	Air Freight & Logistics	387,779	5,896,048
JD Group Ltd.	Specialty Retail	858,339	6,376,590
Lewis Group Ltd.	Specialty Retail	1,182,661	7,915,990

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Common Stocks and Rights (continued)
South Africa (continued)
MTN Group Ltd.	Wireless Telecommunication Services	1,228,460	$22,915,745
Remgro Ltd.	Diversified Financial Services	715,439	20,694,060
Standard Bank Group Ltd.	Commercial Banks	434,688	6,337,010
Tiger Brands Ltd.	Food Products	294,700	7,211,886

			89,424,401

South Korea 8.0%
[a]Daewoo Shipbuilding & Marine Engineering Co. Ltd.	Machinery	97,330	5,365,342
[a]GS Holdings Corp.	Oil, Gas & Consumable Fuels	179,110	11,117,238
[a]Kangwon Land Inc.	Hotels Restaurants & Leisure	471,405	12,388,829
[b]POSCO	Metals & Mining	15,750	9,674,964
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	21,974	13,052,234
[a,b]Samsung Heavy Industries Co. Ltd.	Machinery	194,290	8,344,061
[a,b]SK Energy Co. Ltd.	Oil, Gas & Consumable Fuels	313,791	60,676,429
[a]SK Holdings Co. Ltd.	Industrial Conglomerates	120,935	25,581,037
[a]SKC Co. Ltd.	Household Durables	29,380	878,842
[a,b]Woori Finance Holdings Co. Ltd.	Commercial Banks	426,000	8,578,708

			155,657,684

Sweden 1.2%
Oriflame Cosmetics SA, SDR	Personal Products	349,538	22,326,924

Taiwan 2.9%
Compal Communications Inc.	Communications Equipment	1,207,000	2,996,099
MediaTek Inc.	Semiconductors & Semiconductor Equipment	348,000	4,517,669
Novatek Microelectronics Corp. Ltd.	Semiconductors & Semiconductor Equipment	2,219,574	8,486,808
President Chain Store Corp.	Food & Staples Retailing	6,552,144	17,213,773
Siliconware Precision Industries Co.	Semiconductors & Semiconductor Equipment	6,282,666	11,294,463
Sunplus Technology Co. Ltd.	Semiconductors & Semiconductor Equipment	3,226,485	4,835,251
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	3,855,414	7,370,819

			56,714,882

Thailand 2.5%
Kasikornbank Public Co. Ltd., fgn.	Commercial Banks	4,150,367	10,780,974
[a]PTT Aromatics & Refining Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,675,803	2,139,217
PTT Public Co. Ltd., fgn.	Oil, Gas & Consumable Fuels	1,088,000	12,144,515
Siam Cement Public Co. Ltd., fgn.	Construction Materials	2,082,014	14,463,152
Siam Commercial Bank Public Co. Ltd., fgn.	Commercial Banks	1,165,957	3,011,378
Thai Beverages Co. Ltd.,fgn.	Beverages	36,319,000	6,425,020
[a]True Corp. Public Co. Ltd., fgn., rts., 3/28/08	Diversified Telecommunication Services	344,616	—

			48,964,256

Turkey 9.4%
Akbank TAS	Commercial Banks	9,133,220	68,044,542
Anadolu Efes Biracilik Ve Malt Sanayii AS	Beverages	615,365	7,324,833

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Developing Markets Securities Fund	Industry	Shares/ Rights	Value
Long Term Investments (continued)
Common Stocks and Rights (continued)
Turkey (continued)
Arcelik AS, Br.	Household Durables	2,505,906	$17,489,303
Tupras-Turkiye Petrol Rafineleri AS	Oil, Gas & Consumable Fuels	1,072,929	31,468,909
[a]Turk Hava Yollari Anonim Ortakligi	Airlines	307,000	2,260,929
[a,c]Turk Hava Yollari Anonim Ortakligi, 144A	Airlines	1,467,000	10,803,854
Turkcell Iletisim Hizmetleri AS	Wireless Telecommunication Services	2,388,856	26,184,848
Turkiye Vakiflar Bankasi T.A.O., D	Commercial Banks	5,243,624	18,590,112

			182,167,330

United Kingdom 2.1%
Anglo American PLC	Metals & Mining	619,738	37,465,938
HSBC Holdings PLC	Commercial Banks	224,400	3,789,831

			41,255,769

Total Common Stocks and Rights (Cost $1,110,779,407)			1,612,777,525

Preferred Stocks 14.3%
Brazil 14.1%
Banco Bradesco SA, ADR, pfd.	Commercial Banks	957,944	30,654,208
Companhia Vale do Rio Doce, ADR, pfd., A	Metals & Mining	3,725,875	104,249,982
Itausa - Investimentos Itau SA, pfd.	Commercial Banks	333,100	2,198,834
Metalurgica Gerdau SA, pfd.	Metals & Mining	167,002	6,661,316
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,000,344	96,253,100
Unibanco - Uniao de Bancos Brasileiros SA, GDR, pfd.	Commercial Banks	159,100	22,216,724
Usinas Siderurgicas de Minas Gerais SA, pfd., A	Metals & Mining	254,879	11,669,999

			273,904,163

Chile 0.2%
Embotelladora Andina SA, pfd., A	Beverages	1,409,151	3,792,072

Total Preferred Stocks (Cost $117,139,210)			277,696,235

Total Long Term Investments (Cost $1,227,918,617)			1,890,473,760

		Principal Amount
Short Term Investments 3.1%
U.S. Government and Agency Securities 3.1%
[d]FHLB, 1/02/08 - 4/16/08		$48,994,000	48,646,881
[d]FNMA, 3/28/08		11,411,000	11,299,640

Total U.S. Government and Agency Securities (Cost$ 59,914,779)			59,946,521

Total Investments (Cost $1,287,833,396) 100.3%			1,950,420,281
Other Assets, less Liabilities (0.3)%			(5,066,932)

Net Assets 100.0%			$1,945,353,349

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Selected Portfolio Abbreviations

ADR - American Depository Receipt

CPO - Certificates of Ordinary Participation [(usually Mexico)]

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

a Non-income producing for the twelve months ended December 31, 2007.

b A portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(c).

c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $20,807,299, representing 1.07% of net assets.

d The security is traded on a discount basis with no stated coupon rate.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Templeton Developing Markets Securities Fund
Assets:
Investments in securities:
Cost	$1,287,833,396

Value	$1,950,420,281
Foreign currency, at value (cost $4,254,193)	4,308,609
Receivables:
Investment securities sold	9,467,571
Capital shares sold	958,184
Dividends	3,611,026
Other assets	292,069

Total assets	1,969,057,740

Liabilities:
Payables:
Investment securities purchased	17,008,973
Capital shares redeemed	1,798,240
Affiliates	2,695,654
Funds advanced by custodian	626,251
Deferred taxes	714,983
Accrued expenses and other liabilities	860,290

Total liabilities	23,704,391

Net assets, at value	$1,945,353,349

Net assets consist of:
Paid-in capital	$1,020,585,189
Undistributed net investment income	18,501,125
Net unrealized appreciation (depreciation)	661,943,163
Accumulated net realized gain (loss)	244,323,872

Net assets, at value	$1,945,353,349

Class 1:
Net assets, at value	$753,843,041

Shares outstanding	46,635,825

Net asset value and maximum offering price per share	$16.16

Class 2:
Net assets, at value	$1,090,549,048

Shares outstanding	68,185,986

Net asset value and maximum offering price per share	$15.99

Class 3:
Net assets, at value	$100,961,260

Shares outstanding	6,325,771

Net asset value and maximum offering price per share[a]	$15.96

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Templeton Developing Markets Securities Fund
Investment income:
Dividends (net of foreign taxes of $3,899,118)	$58,535,649
Interest	4,409,555

Total investment income	62,945,204

Expenses:
Management fees (Note 3a)	21,755,769
Administrative fees (Note 3b)	1,903,487
Distribution fees: (Note 3c)
Class 2	2,373,558
Class 3	169,148
Unaffiliated transfer agent fees	30,176
Custodian fees (Note 4)	1,835,113
Reports to shareholders	456,417
Professional fees	170,780
Trustees’ fees and expenses	7,219
Other	48,472

Total expenses	28,750,139
Expense reductions (Note 4)	(27,725)

Net expenses	28,722,414

Net investment income	34,222,790

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	259,937,730
Foreign currency transactions	(953,749)
Swap agreements	958

Net realized gain (loss)	258,984,939

Net change in unrealized appreciation (depreciation) on:
Investments	151,070,273
Translation of assets and liabilities denominated in foreign currencies	16,448
Change in deferred taxes on unrealized appreciation (depreciation)	(495,514)

Net change in unrealized appreciation (depreciation)	150,591,207

Net realized and unrealized gain (loss)	409,576,146

Net increase (decrease) in net assets resulting from operations	$443,798,936

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Developing Markets Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$34,222,790	$27,347,665
Net realized gain (loss) from investments and foreign currency transactions	258,984,939	178,863,896
Net change in unrealized appreciation (depreciation) on investments, translation of assets and liabilities denominated in foreign currencies, and deferred taxes	150,591,207	155,105,624

Net increase (decrease) in net assets resulting from operations	443,798,936	361,317,185

Distributions to shareholders from:
Net investment income:
Class 1	(18,593,912)	(8,939,497)
Class 2	(20,981,252)	(8,560,133)
Class 3	(1,312,631)	(315,203)
Net realized gains:
Class 1	(58,468,438)	—
Class 2	(72,094,329)	—
Class 3	(4,338,794)	—

Total distributions to shareholders	(175,789,356)	(17,814,833)

Capital share transactions: (Note 2)
Class 1	(114,240,767)	(65,550,558)
Class 2	94,364,085	32,574,378
Class 3	47,175,082	25,467,947

Total capital share transactions	27,298,400	(7,508,233)

Redemption fees	39,617	19,233

Net increase (decrease) in net assets	295,347,597	336,013,352
Net assets:
Beginning of year	1,650,005,752	1,313,992,400

End of year	$1,945,353,349	$1,650,005,752

Undistributed net investment income included in net assets:
End of year	$18,501,125	$14,021,116

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Developing Markets Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

e. Total Return Swaps

The Fund may enter into total return swaps. A total return swap is an agreement between the Fund and a counterparty to exchange a market linked return for a floating rate payment, both based on a notional principal amount. Total return swaps are marked to market daily based upon quotations from the market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Payments received or paid are recorded as a realized gain or loss. The risks of entering into a total return swap include the unfavorable fluctuation of interest rates or the price of the underlying security or index, as well as the potential inability of the counterparty to fulfill their obligations under the swap agreement.

f. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the Fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	4,490,443	$69,191,583	8,227,856	$99,913,441
Shares issued in reinvestment of distributions	5,385,210	77,062,349	823,158	8,939,497
Shares redeemed	(17,058,565)	(260,494,699)	(14,545,716)	(174,403,496)

Net increase (decrease)	(7,182,912)	$(114,240,767)	(5,494,702)	$(65,550,558)

Class 2 Shares:
Shares sold	16,188,250	$242,521,079	18,145,883	$219,369,554
Shares issued in reinvestment of distributions	6,563,863	93,075,581	794,812	8,560,133
Shares redeemed	(16,746,979)	(241,232,575)	(16,460,489)	(195,355,309)

Net increase (decrease)	6,005,134	$94,364,085	2,480,206	$32,574,378

Class 3 Shares:
Shares sold	4,138,936	$61,021,476	2,626,549	$31,906,146
Shares issued in reinvestment of distributions	399,394	5,651,425	29,294	315,203
Shares redeemed	(1,360,665)	(19,497,819)	(564,285)	(6,753,402)

Net increase (decrease)	3,177,665	$47,175,082	2,091,558	$25,467,947

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.250%	Up to and including $1 billion
1.200%	Over $1 billion, up to and including $5 billion
1.150%	Over $5 billion, up to and including $10 billion
1.100%	Over $10 billion, up to and including $15 billion
1.050%	Over $15 billion, up to and including $20 billion
1.000%	In excess of $20 billion

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized currency losses of $1,080,193.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$46,036,795	$17,814,833
Long term capital gain	129,752,561	—

	175,789,356	17,814,833

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

5. INCOME TAXES (continued)

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$1,310,370,388

Unrealized appreciation	$676,242,874
Unrealized depreciation	(36,192,981)

Net unrealized appreciation (depreciation)	$640,049,893

Undistributed ordinary income	$54,789,462
Undistributed long term capital gains	231,690,488

Distributable earnings	$286,479,950

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, and foreign capital gain taxes.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, and foreign capital gain taxes.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $1,671,935,243 and $1,811,445,079, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Developing Markets Securities Fund

8. REGULATORY AND LITIGATION MATTERS (continued)

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Developing Markets Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Developing Markets Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Developing Markets Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $231,696,782 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON FOREIGN SECURITIES FUND

We are pleased to bring you Templeton Foreign Securities Fund’s annual report for the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+15.79%	+19.66%	+8.35%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton International Fund.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Foreign Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Foreign Securities Fund seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund outperformed its benchmark, the MSCI EAFE Index, which returned +11.63% for the same period.1 Please note that index performance information is provided for reference and that we do not attempt to track the index but rather undertake investments on the basis of fundamental research.

Economic and Market Overview

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%.2

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: “For Deal Makers, Tale of Two Halves,” The Wall Street Journal, 1/2/08.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may carry greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

To alleviate the credit crunch and restore investor confidence, the world’s major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we generally focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

The Fund’s performance relative to the benchmark index was positively affected by its overweighted exposure to the consumer discretionary sector.3 The best performing stocks in the sector included French satellite operator Eutelsat Communications, U.K.-based British Sky Broadcasting Group, Dutch publisher Reed Elsevier and Japanese consumer electronics firm Sony (sold by period-end).

3. The consumer discretionary sector comprises auto components; hotels, restaurants and leisure; household durables; media; specialty retail; and textiles, apparel and luxury goods in the SOI.

The Fund’s overweighting in the energy sector also boosted relative performance for the year.4 Top performers included Indian energy companies Reliance Industries, Hindustan Petroleum and Indian Oil. In the industrials sector, German conglomerate Siemens as well as wind turbine manufacturers Vestas Wind Systems (Denmark) and Gamesa (Spain) also benefited the Fund.5

Additionally, our overweighted telecommunications services sector exposure also aided relative returns.6 Standout performers included European wireless operators Vodafone Group (U.K.), Turkcell Iletism Hizmetleri (Turkey) and Mobile Telesystems (Russia), European fixed-line operators Telefonica (Spain), Telenor (Norway) and France Telecom, and Asian operators Singapore Telecommunications and China Telecom.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In contrast, returns relative to the benchmark suffered from the Fund’s overweighted position in the information technology sector, which underperformed the index.7 Stocks that lost value in this sector included German semiconductor companies Qimonda and Infineon

4. The energy sector comprises oil, gas and consumable fuels in the SOI.

5. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment, and industrial conglomerates in the SOI.

6. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

7. The information technology sector comprises computers and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment, and software in the SOI.

Top 10 Holdings

Templeton Foreign Securities Fund

12/31/07

Company Sector/Industry, Country	% of Total Net Assets

Siemens AG	2.6%
Industrial Conglomerates, Germany

Cheung Kong (Holdings) Ltd.	2.5%
Real Estate Management & Development, Hong Kong

Reliance Industries Ltd.	2.5%
Oil, Gas & Consumable Fuels, India

Sanofi-Aventis	2.4%
Pharmaceuticals, France

Royal Dutch Shell PLC, B	2.4%
Oil, Gas & Consumable Fuels, U.K.

GlaxoSmithKline PLC	2.2%
Pharmaceuticals, U.K.

France Telecom SA	2.1%
Diversified Telecommunication Services, France

BP PLC	2.0%
Oil, Gas & Consumable Fuels, U.K.

Telefonica SA, ADR	2.0%
Diversified Telecommunication Services, Spain

ING Groep NV	2.0%
Diversified Financial Services, Netherlands

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

Technologies, Asian semiconductor manufacturers Samsung Electronics and Taiwan Semiconductor Manufacturing, and Japanese companies NEC (sold by period-end) and FUJIFILM Holdings.

The Fund’s relative performance was also negatively impacted by its underweighting in the materials sector, which outperformed the index.8 Specifically, limited exposure to the outperforming metals and mining industry and holdings in European paper companies Stora Enso (Finland), Norske Skogindustrier (Norway) and UPM-Kymmene (Finland) hampered the Fund.

Although the Fund was slightly underweighted in the underperforming financials sector, a number of individual financial holdings declined sharply in value and hurt Fund performance.9 These included U.K.-based Royal Bank of Scotland Group as well as Japan’s Shinsei Bank and Sumitomo Mitsui Financial Group.

Thank you for your participation in Templeton Foreign Securities Fund. We look forward to serving your future investment needs.

8. The materials sector comprises chemicals, containers and packaging, metals and mining, and paper and forest products in the SOI.

9. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then

8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Foreign Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,157.90	$4.13
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.76%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 1	2007	2006		2005		2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$19.00	$15.84		$14.53		$12.37		$9.51

Income from investment operations[a]:
Net investment income[b]	0.45	0.46		0.30		0.26		0.19
Net realized and unrealized gains (losses)	2.46	2.94		1.20		2.05		2.87

Total from investment operations	2.91	3.40		1.50		2.31		3.06

Less distributions from:
Net investment income	(0.44)	(0.24)		(0.19)		(0.15)		(0.20)
Net realized gains	(0.90)	—		—		—		—

Total distributions	(1.34)	(0.24)		(0.19)		(0.15)		(0.20)

Redemption fees	— [d]	—	[d]	—	[d]	—	[d]	—

Net asset value, end of year	$20.57	$19.00		$15.84		$14.53		$12.37

Total return[c]	15.79%	21.70%		10.48%		18.87%		32.55%
Ratios to average net assets
Expenses	0.75% [e]	0.75%	[e]	0.77%	[e]	0.82%	[e]	0.87%
Net investment income	2.22%	2.63%		2.03%		1.95%		1.81%

Supplemental data
Net assets, end of year (000’s)	$531,377	$594,991		$531,775		$506,456		$472,665
Portfolio turnover rate	26.74%	18.97%	[f]	14.61%		10.91%		18.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 2	2007	2006		2005		2004		2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.73	$15.63		$14.35		$12.24		$9.42

Income from investment operations[a]:
Net investment income[b]	0.38	0.40		0.26		0.22		0.15
Net realized and unrealized gains (losses)	2.44	2.91		1.19		2.03		2.85

Total from investment operations	2.82	3.31		1.45		2.25		3.00

Less distributions from:
Net investment income	(0.40)	(0.21)		(0.17)		(0.14)		(0.18)
Net realized gains	(0.90)	—		—		—		—

Total distributions	(1.30)	(0.21)		(0.17)		(0.14)		(0.18)

Redemption fees	— [d]	—	[d]	—	[d]	—	[d]	—

Net asset value, end of year	$20.25	$18.73		$15.63		$14.35		$12.24

Total return[c]	15.46%	21.44%		10.17%		18.53%		32.21%
Ratios to average net assets
Expenses	1.00% [e]	1.00%	[e]	1.02%	[e]	1.07%	[e]	1.12%
Net investment income	1.97%	2.38%		1.78%		1.70%		1.56%

Supplemental data
Net assets, end of year (000’s)	$3,255,154	$2,941,374		$2,232,990		$1,445,928		$653,594
Portfolio turnover rate	26.74%	18.97%	[f]	14.61%		10.91%		18.01%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Foreign Securities Fund

	Year Ended December 31,
Class 3	2007	2006		2005		2004[h]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$18.68	$15.60		$14.35		$12.48

Income from investment operations[a]:
Net investment income[b]	0.37	0.37		0.25		0.09
Net realized and unrealized gains (losses)	2.45	2.94		1.18		1.92

Total from investment operations	2.82	3.31		1.43		2.01

Less distributions from:
Net investment income	(0.42)	(0.23)		(0.18)		(0.14)
Net realized gains	(0.90)	—		—		—

Total distributions	(1.32)	(0.23)		(0.18)		(0.14)

Redemption fees	— [e]	—	[e]	—	[e]	—	[e]

Net asset value, end of year	$20.18	$18.68		$15.60		$14.35

Total return[c]	15.45%	21.46%		10.13%		16.25%
Ratios to average net assets[d]
Expenses	1.00% [f]	1.00%	[f]	1.02%	[f]	1.07%	[f]
Net investment income	1.97%	2.38%		1.78%		1.70%

Supplemental data
Net assets, end of year (000’s)	$313,505	$150,417		$47,462		$16,559
Portfolio turnover rate	26.74%	18.97%[g]		14.61%		10.91%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 9.

hFor the period May 1, 2004 (effective date) to December 31, 2004.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments 95.9%
Common Stocks 95.0%
Aerospace & Defense 1.9%
BAE Systems PLC	United Kingdom	4,494,870	$44,476,790
Embraer-Empresa Brasileira de Aeronautica SA, ADR	Brazil	700,030	31,914,368

			76,391,158

Air Freight & Logistics 0.9%
Deutsche Post AG	Germany	1,087,912	37,007,990

Auto Components 1.1%
NOK Corp.	Japan	2,198,155	46,815,389

Capital Markets 2.4%
Invesco Ltd.	Bermuda	2,403,147	75,410,753
[a]KKR Private Equity Investors LP, 144A	United States	1,155,000	20,974,800

			96,385,553

Chemicals 0.6%
Ciba Specialty Chemicals AG	Switzerland	550,500	25,504,103

Commercial Banks 10.2%
DBS Group Holdings Ltd.	Singapore	1,240,347	17,812,052
Hana Financial Group Inc.	South Korea	672,040	36,184,836
Kookmin Bank, ADR	South Korea	295,869	21,693,115
Mega Financial Holding Co. Ltd.	Taiwan	34,084,000	20,967,493
Mitsubishi UFJ Financial Group Inc.	Japan	7,454,000	69,984,648
Royal Bank of Scotland Group PLC	United Kingdom	4,311,704	38,038,105
Shinhan Financial Group Co. Ltd.	South Korea	762,930	43,605,315
Shinsei Bank Ltd.	Japan	8,731,478	31,945,864
Sumitomo Mitsui Financial Group Inc.	Japan	9,191	68,985,042
UniCredito Italiano SpA	Italy	8,344,507	69,168,518

			418,384,988

Commercial Services & Supplies 1.2%
Adecco SA	Switzerland	527,850	28,530,544
Securitas AB, B	Sweden	1,278,238	17,792,570
Securitas Systems AB, B	Sweden	1,103,738	3,926,253

			50,249,367

Computers & Peripherals 1.3%
Compal Electronics Inc.	Taiwan	12,852,983	14,069,716
Lite-On Technology Corp.	Taiwan	22,703,166	39,623,780

			53,693,496

Containers & Packaging 0.9%
Amcor Ltd.	Australia	5,968,788	36,136,215

Diversified Financial Services 2.0%
ING Groep NV	Netherlands	2,046,888	79,905,618

Diversified Telecommunication Services 10.3%
China Telecom Corp. Ltd., H	China	76,952,357	61,182,161
Chunghwa Telecom Co. Ltd., ADR	Taiwan	2,589,183	54,657,647
France Telecom SA	France	2,431,453	87,360,151
KT Corp., ADR	South Korea	397,895	10,265,691
Singapore Telecommunications Ltd.	Singapore	20,278,000	56,271,116
Telefonica SA, ADR	Spain	829,094	80,911,283

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Diversified Telecommunication Services (continued)
Telekom Austria AG	Austria	727,240	$20,196,495
Telenor ASA	Norway	2,169,354	51,793,851

			422,638,395

Electric Utilities 2.0%
British Energy Group PLC	United Kingdom	5,766,390	62,729,972
Hong Kong Electric Holdings Ltd.	Hong Kong	3,453,969	19,865,161

			82,595,133

Electrical Equipment 1.5%
Gamesa Corp. Tecnologica SA	Spain	606,877	28,322,957
[b]Vestas Wind Systems AS	Denmark	298,648	32,264,154

			60,587,111

Electronic Equipment & Instruments 2.5%
[b]Flextronics International Ltd.	Singapore	2,282,540	27,527,432
FUJIFILM Holdings Corp.	Japan	921,374	39,080,832
Hitachi Ltd.	Japan	3,178,263	23,741,139
Venture Corp. Ltd.	Singapore	1,339,613	11,895,693

			102,245,096

Food Products 2.2%
Nestle SA	Switzerland	103,509	47,497,953
Unilever PLC	United Kingdom	1,170,483	43,955,566

			91,453,519

Health Care Providers & Services 0.7%
Celesio AG	Germany	440,310	27,283,368

Hotels Restaurants & Leisure 2.0%
Compass Group PLC	United Kingdom	9,792,178	60,023,516
[b]TUI AG	Germany	792,560	22,172,451

			82,195,967

Household Durables 0.3%
Husqvarna AB, A	Sweden	235,727	2,798,157
Husqvarna AB, B	Sweden	785,757	9,327,196

			12,125,353

Industrial Conglomerates 4.4%
Hutchison Whampoa Ltd.	Hong Kong	3,276,709	37,166,093
Koninklijke Philips Electronics NV	Netherlands	899,289	38,741,380
Siemens AG	Germany	661,824	104,715,595

			180,623,068

Insurance 4.1%
ACE Ltd.	Bermuda	729,799	45,086,982
Aviva PLC	United Kingdom	2,795,400	37,380,576
AXA SA	France	453,589	18,130,676
[a]AXA SA, 144A	France	38,270	1,529,713
Old Mutual PLC	United Kingdom	19,529,314	65,035,123

			167,163,070

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Life Sciences Tools & Services 1.1%
Lonza Group AG	Switzerland	367,800	$44,595,588

Media 5.1%
British Sky Broadcasting Group PLC	United Kingdom	2,941,216	36,174,666
Eutelsat Communications	France	2,081,860	61,826,603
Pearson PLC	United Kingdom	3,409,246	49,585,692
Reed Elsevier NV	Netherlands	2,012,869	40,096,606
Vivendi SA	France	444,350	20,348,742

			208,032,309

Metals & Mining 1.6%
Barrick Gold Corp.	Canada	663,561	27,897,941
POSCO, ADR	South Korea	255,230	38,389,144

			66,287,085

Multi-Utilities 1.5%
Centrica PLC	United Kingdom	2,772,071	19,759,831
Suez SA	France	630,996	42,883,704

			62,643,535

Oil, Gas & Consumable Fuels 12.8%
BP PLC	United Kingdom	6,622,666	80,927,278
Eni SpA	Italy	1,275,111	46,613,871
Gazprom, ADR	Russia	643,700	36,143,755
Hindustan Petroleum Corp. Ltd.	India	2,415,168	22,628,601
Indian Oil Corp. Ltd.	India	1,194,026	24,066,874
Reliance Industries Ltd.	India	1,374,378	100,486,023
Royal Dutch Shell PLC, B	United Kingdom	2,327,407	96,650,829
Sasol, ADR	South Africa	971,480	48,059,116
Total SA, B	France	846,266	70,184,950

			525,761,297

Paper & Forest Products 2.3%
Norske Skogindustrier ASA	Norway	1,362,151	11,329,327
Stora Enso OYJ, R	Finland	2,665,971	40,098,625
UPM-Kymmene OYJ	Finland	2,066,829	41,684,254

			93,112,206

Pharmaceuticals 6.7%
GlaxoSmithKline PLC	United Kingdom	3,611,345	91,775,442
Novartis AG	Switzerland	1,093,760	59,938,666
Sanofi-Aventis	France	1,066,665	98,037,031
Takeda Pharmaceutical Co. Ltd.	Japan	421,454	24,830,317

			274,581,456

Real Estate Management & Development 2.5%
Cheung Kong (Holdings) Ltd.	Hong Kong	5,503,922	101,776,786

Semiconductors & Semiconductor Equipment 4.1%
[b]Infineon Technologies AG	Germany	3,757,123	44,521,613
[b]Qimonda AG, ADR	Germany	1,849,390	13,223,139
Samsung Electronics Co. Ltd.	South Korea	98,969	58,786,137
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	26,887,711	51,404,196

			167,935,085

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Foreign Securities Fund	Country	Shares	Value
Long Term Investments (continued)
Common Stocks (continued)
Software 0.8%
[b]Check Point Software Technologies Ltd.	Israel	1,448,281	$31,804,251

Specialty Retail 0.4%
Kingfisher PLC	United Kingdom	5,676,856	16,423,141

Textiles, Apparel & Luxury Goods 0.4%
Burberry Group PLC	United Kingdom	1,512,618	17,116,303

Wireless Telecommunication Services 3.2%
Mobile TeleSystems, ADR	Russia	434,900	44,268,471
Turkcell Iletisim Hizmetleri AS, ADR	Turkey	823,650	22,708,031
Vodafone Group PLC, ADR	United Kingdom	1,773,520	66,187,765

			133,164,267

Total Common Stocks (Cost $2,922,550,906)			3,892,617,266

Preferred Stock (Cost $2,340,943) 0.9%
Metals & Mining 0.9%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	1,296,112	36,265,214

Total Long Term Investments (Cost $2,924,891,849)			3,928,882,480

Short Term Investment (Cost $177,468,579) 4.3%
Money Market Fund 4.3%
[c]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.58%	United States	177,468,579	177,468,579

Total Investments (Cost $3,102,360,428) 100.2%			4,106,351,059
Other Assets, less Liabilities (0.2)%			(6,315,408)

Net Assets 100.0%			$4,100,035,651

Selected Portfolio Abbreviation

ADR - American Depository Receipt

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $22,504,513, representing 0.55% of net assets.

bNon-income producing for the twelve months ended December 31, 2007.

cSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Templeton Foreign Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,924,891,849
Cost - Sweep Money Fund (Note 7)	177,468,579

Total cost of investments	$3,102,360,428

Value - Unaffiliated issuers	$3,928,882,480
Value - Sweep Money Fund (Note 7)	177,468,579

Total value of investments	4,106,351,059
Foreign currency, at value (cost $61,607)	61,451
Receivables:
Capital shares sold	2,021,896
Dividends	4,658,756

Total assets	4,113,093,162

Liabilities:
Payables:
Capital shares redeemed	7,263,709
Affiliates	3,927,375
Deferred taxes	997,091
Accrued expenses and other liabilities	869,336

Total liabilities	13,057,511

Net assets, at value	$4,100,035,651

Net assets consist of:
Paid-in capital	$2,699,600,752
Undistributed net investment income	79,657,780
Net unrealized appreciation (depreciation)	1,003,049,810
Accumulated net realized gain (loss)	317,727,309

Net assets, at value	$4,100,035,651

Class 1:
Net assets, at value	$531,376,696

Shares outstanding	25,827,290

Net asset value and maximum offering price per share	$20.57

Class 2:
Net assets, at value	$3,255,154,238

Shares outstanding	160,727,412

Net asset value and maximum offering price per share	$20.25

Class 3:
Net assets, at value	$313,504,717

Shares outstanding	15,535,675

Net asset value and maximum offering price per share[a]	$20.18

[a]	Redemption price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Templeton Foreign Securities Fund
Investment income:
Dividends (net of foreign taxes of $8,216,242)
Unaffiliated issuers	$105,905,206
Sweep Money Fund (Note 7)	12,133,090
Interest (net of foreign taxes of $199)	929

Total investment income	118,039,225

Expenses:
Management fees (Note 3a)	24,092,917
Administrative fees (Note 3b)	3,553,533
Distribution fees: (Note 3c)
Class 2	7,886,342
Class 3	576,111
Unaffiliated transfer agent fees	65,714
Custodian fees (Note 4)	1,034,043
Reports to shareholders	891,521
Professional fees	167,113
Trustees’ fees and expenses	16,559
Other	88,114

Total expenses	38,371,967
Expense reductions (Note 4)	(11,975)

Net expenses	38,359,992

Net investment income	79,679,233

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	318,979,414
Foreign currency transactions	688,164

Net realized gain (loss)	319,667,578

Net change in unrealized appreciation (depreciation) on:
Investments	172,139,703
Translation of assets and liabilities denominated in foreign currencies	(19,932)
Change in deferred taxes on unrealized appreciation (depreciation)	(96,863)

Net change in unrealized appreciation (depreciation)	172,022,908

Net realized and unrealized gain (loss)	491,690,486

Net increase (decrease) in net assets resulting from operations	$571,369,719

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Foreign Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$79,679,233	$77,320,581
Net realized gain (loss) from investments, foreign currency transactions and redemption in-kind (Note 9)	319,667,578	216,717,127
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies, and deferred taxes	172,022,908	342,405,989

Net increase (decrease) in net assets resulting from operations	571,369,719	636,443,697

Distributions to shareholders from:
Net investment income:
Class 1	(13,007,672)	(7,899,286)
Class 2	(62,378,038)	(30,532,245)
Class 3	(4,668,468)	(1,067,001)
Net realized gains:
Class 1	(26,934,025)	—
Class 2	(142,276,757)	—
Class 3	(10,123,984)	—

Total distributions to shareholders	(259,388,944)	(39,498,532)

Capital share transactions: (Note 2)
Class 1	(110,488,366)	(39,662,208)
Class 2	66,307,351	232,018,498
Class 3	145,429,492	85,243,717

Total capital share transactions	101,248,477	277,600,007

Redemption fees	24,688	9,162

Net increase (decrease) in net assets	413,253,940	874,554,334
Net assets:
Beginning of year	3,686,781,711	2,812,227,377

End of year	$4,100,035,651	$3,686,781,711

Undistributed net investment income included in net assets:
End of year	$79,657,780	$79,126,854

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Foreign Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income and Deferred Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	1,232,157	$24,254,763	2,328,810	$39,073,549
Shares issued in reinvestment of distributions	2,040,966	39,941,697	492,781	7,899,286
Shares redeemed	(8,769,318)	(174,684,826)	(5,075,580)	(86,635,043)

Net increase (decrease)	(5,496,195)	$(110,488,366)	(2,253,989)	$(39,662,208)

Class 2 Shares:
Shares sold	20,015,006	$388,403,751	43,227,824	$728,731,224
Shares issued in reinvestment of distributions	10,576,152	204,013,968	1,925,158	30,455,999
Shares redeemed in-kind (Note 10)	—	—	(8,720,489)	(151,213,281)
Shares redeemed	(26,940,536)	(526,110,368)	(22,264,085)	(375,955,444)

Net increase (decrease)	3,650,622	$66,307,351	14,168,408	$232,018,498

Class 3 Shares:
Shares sold	7,292,215	$141,648,697	5,176,865	$88,136,330
Shares issued in reinvestment of distributions	769,639	14,792,452	67,617	1,067,001
Shares redeemed	(578,013)	(11,011,657)	(234,367)	(3,959,614)

Net increase (decrease)	7,483,841	$145,429,492	5,010,115	$85,243,717

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $200 million
0.675%	Over $200 million, up to and including $1.3 billion
0.600%	Over $1.3 billion, up to and including $10 billion
0.580%	Over $10 billion, up to and including $ 15 billion
0.560%	Over $15 billion, up to and including $ 20 billion
0.540%	In excess of $20 billion

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$89,150,006	$39,498,532
Long term capital gain	170,238,938	—

	$259,388,944	$39,498,532

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,102,347,243

Unrealized appreciation	$1,125,280,198
Unrealized depreciation	(121,276,382)

Net unrealized appreciation (depreciation)	$1,004,003,816

Undistributed ordinary income	$108,967,521
Undistributed long term capital gains	288,404,384

Distributable earnings	$397,371,905

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and pass-through entity income.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $997,801,739 and $1,004,038,466, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Foreign Securities Fund

9. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $34,808,242 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Foreign Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Foreign Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Foreign Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $288,404,747 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TEMPLETON GLOBAL ASSET ALLOCATION FUND

This annual report for Templeton Global Asset Allocation Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares* represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+10.32%	+16.36%	+9.24%

*Performance prior to the 5/1/00 merger reflects historical performance of Templeton Asset Allocation Fund. The manager and administrator have contractually agreed to waive or limit their respective fees so that total annual Fund operating expenses for Class 1 shares do not exceed 0.83% (other than (i) acquired fund fees and expenses and (ii) certain non-routine expenses) until 4/30/09. If the manager and administrator had not waived fees, the Fund’s total returns would have been lower.

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance* is compared to the performance of the Morgan Stanley Capital International (MSCI) All Country (AC) World Index and the J.P. Morgan (JPM) Government Bond Index (GBI) Global. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

**Sources: Standard & Poor’s Micropal; J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Templeton Global Asset Allocation Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

TGA-1

Fund Goal and Main Investments: Templeton Global Asset Allocation Fund seeks high total return. The Fund normally invests in equity securities of companies of any country, debt securities of companies and governments of any country, and in money market securities. The Fund normally invests substantially to primarily in equity securities.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed its broad equity benchmark, the MSCI AC World Index, which returned +12.18% for the period under review, and underperformed its fixed income benchmark, the JPM GBI Global, which had a +10.81% total return for the same period.1

Economic and Market Overview

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%.2

1. Sources: Standard & Poor’s Micropal; J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: “For Deal Makers, Tale of Two Halves,” The Wall Street Journal, 1/2/08.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund’s prospectus also includes a description of the main investment risks.

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To alleviate the credit crunch and restore investor confidence, the world’s major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

China continued to lead the Asian region’s economic expansion, where the country’s surging domestic demand became an increasingly important growth source for other Asian economies through trade. Continued rapid expansion led to fears China’s economy was overheating as inflation picked up during the year. Thus, monetary authorities increased interest rates and even allowed the yuan to appreciate slightly. India encountered similar conditions, and Indian monetary authorities responded by increasing the target interest rate. However, this had little effect on slowing private investment growth. Japan’s economy continued to lag. Consequently, the Japanese central bank kept rates on hold for the second half of the year after raising them 25 basis points (one-quarter percentage point) earlier. Low growth levels and interest rates by international standards led to continued weakness in the yen until risk aversion rose at the end of the year, prompting carry trades to unwind.

European economic growth remained quite strong in 2007, although fears regarding the U.K.’s and eurozone’s future growth paths emerged following the credit crunch. Labor markets strengthened across the region and monetary conditions tightened. The European Central Bank raised rates 50 basis points during the period as growth was strong in

What is a carry trade?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.

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the first half of the year, particularly in Germany. Much of non-euro Europe enjoyed even stronger growth, although some economies were hurt as negative sentiment spread from the U.S. housing market across the Atlantic. In the U.K., housing market weakness combined with financial market troubles caused enough worries for the Bank of England to cut interest rates 25 basis points in December after just raising them in July.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing equity investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value.

In choosing debt investments, we allocate our assets among issuers, geographic regions and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates among currencies, and credit risks. With respect to debt securities, we may also from time to time make use of forward currency exchange contracts (hedging instruments) to protect against currency risk.

Manager’s Discussion

Equity

The Fund’s performance relative to its equity benchmark index benefited from its overweighting in the industrials sector, which outperformed the index.3 The Fund’s best performing stocks in the sector included wind turbine manufacturers Gamesa (Spain) and Vestas Wind Systems (Denmark), as well as U.K. aerospace operators BAE Systems and Rolls-Royce Group, and German conglomerate Siemens.

The Fund’s overweighted exposure to the telecommunication services sector also aided relative performance.4 Top performers in the Fund included Telefonica (Spain), Singapore Telecommunications, France Telecom, Vodafone Group (U.K.), Telenor (Norway) and Telefonos de Mexico (sold by period-end).

3. The industrials sector comprises aerospace and defense, air freight and logistics, commercial services and supplies, electrical equipment, and industrial conglomerates in the SOI.

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

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Additionally, our overweighted information technology sector exposure contributed to relative Fund results.5 Standout performers included Japanese software maker Nintendo, U.S. software companies Oracle and Microsoft, and Japanese industrial electronics company Hitachi.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar declined in value relative to most non-U.S. currencies. As a result, the Fund’s performance (equity portion) was positively affected by the portfolio’s investment primarily in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

In contrast, performance relative to the equity benchmark was hurt by the Fund’s overweighted exposure to the consumer discretionary sector, which underperformed the index.6 The Fund’s stocks that lost value in this sector included U.S. retailers Chico’s FAS and Target as well as U.S. media companies Comcast, The DIRECTV Group and Time Warner.

Overweighted exposure to the lagging health care sector was also detrimental.7 Within this sector, the Fund suffered from weak U.S. holdings such as medical products company Boston Scientific, hospital operator Tenet Healthcare, pharmaceutical manufacturer Pfizer and biotechnology firm Amgen.

The Fund’s relative performance was also negatively impacted by its underweighting in the materials sector, which outperformed the equity index.8 Specifically, limited exposure to the outperforming metals and

5. The information technology sector comprises computers and peripherals, electronic equipment and instruments, semiconductors and semiconductor equipment, and software in the SOI.

6. The consumer discretionary sector comprises automobiles; hotels, restaurants and leisure; household durables; media; multiline retail; and specialty retail in the SOI.

7. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

8. The materials sector comprises chemicals, metals and mining, and paper and forest products in the SOI.

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mining industry and holdings in Finnish paper companies Stora Enso and UPM-Kymmene hampered the Fund.

Fixed Income

Interest Rate Strategy

For most of the 12-month reporting period, the Fund maintained its overall short duration positioning seeking to take advantage of global interest rate tightening resulting from strong economic growth in most economies. However, we found some opportunities to take advantage of local interest rate reductions. For example, the Indonesian central bank reduced interest rates 175 basis points over the period, continuing its interest rate normalization process as inflation remained under control. Indonesia returned +11.07% in local currency terms over the period, as measured by the JPM GBI–Emerging Markets.9 Another positive local market was Brazil, where its central bank reduced interest rates 200 basis points during the period to 11.25%, which supported local bond market returns of +9.81% in local currency terms.9 The central bank held interest rates constant throughout the fourth quarter as the economy accelerated, inflation picked up, and the large monetary action’s impact began to be felt. As global growth concerns surfaced later in the year, the Fund selectively increased its interest rate exposure, which lengthened the portfolio’s duration.

Currency Strategy

Our currency strategy remained relatively unchanged over the period, predicated on our medium-term view on the gradual unwinding of global imbalances, which began during the period. These imbalances centered on strong U.S. consumption growth and, consequently, a large U.S. current account deficit, versus low domestic demand in most Asian countries and corresponding Asian current account surpluses. As a result, the Fund benefited from its significantly underweighted U.S. dollar exposure relative to the JPM GBI Global, as the dollar depreciated 10.00% against the U.S.’s major trading partners.10 The imbalance began unwinding as the U.S. trade deficit contracted toward year-end because of U.S. exports’ improved competitiveness due to a weaker dollar. However, the deficit was still quite large on a historical basis. The U.S. dollar weakened further when the Federal Reserve Board cut interest rates during the period, well ahead of other central banks, as the credit crunch affected the U.S. economy more than other countries.

9. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

10. Source: Federal Reserve H10 Report.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

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One currency that appreciated strongly against the U.S. dollar was the Canadian dollar, which rose 17.91% against the U.S. dollar during the period and contributed to relative performance because of the Fund’s overweighted exposure.11 The Canadian dollar benefited from high prices for many of the country’s natural resource exports and a strong domestic economy. Toward period-end, the weak U.S. economy began to negatively impact Canada’s growth prospects and led us to reduce the Fund’s Canadian dollar allocation prior to the Canadian dollar’s poor performance during the last quarter of 2007. The Fund’s overweighted exposure to the Brazilian real boosted the Fund’s relative performance even more as the currency appreciated 19.94% against the U.S. dollar during the year.11, 12 The real benefited from very strong inflows from trade and investment.

European currencies also appreciated against the U.S. dollar over the period. The Fund had limited direct exposure to the euro, and was instead positioned to capture the benefit of euro appreciation through exposure to non-euro European currencies that are closely linked to the euro region. The euro appreciated 10.87% versus the U.S. dollar during the period as growth remained strong and the interest rate differential with the U.S. shrank significantly.11 Although our limited exposure to the euro’s strong return hurt relative performance, the Fund benefited from its overweighted exposures to the Polish zloty and Norwegian krone.12 Similar to the Scandinavian economies, the Polish economy also exhibited tightening labor market conditions given strong GDP growth of more than 6% in the third quarter of 2007 compared with the same period in 2006.13 Strong economic growth created jobs at the same time that there was significant emigration from Poland. Prospects for wage pressures prompted the central bank to raise interest rates during the period, supporting currency performance. The Swedish krona detracted from relative performance as it appreciated only 5.88% against the U.S. dollar over the period.11 The Fund’s biggest allocation change during the period was the addition of the Swiss franc, which appreciated 3.18% during the fourth quarter benefiting from increased risk aversion.11

Asian currency performance was mixed during the year. The currency that comprised the largest portion of the Fund was the Japanese yen, though our exposure was still substantially below the benchmark’s. The yen, which appreciated 6.66% against the U.S. dollar over the period,

11. Source: Exshare (via Compustat via FactSet).

12. These countries are not components of the JPM GBI Global.

13. Source: National Bank of Poland.

Top 5 Country Holdings

Templeton Global Asset Allocation Fund 12/31/07

% of Total Net Assets

U.S.	19.0%

U.K.	12.3%

Germany	5.9%

South Korea	5.5%

France	4.3%

Top 5 Sectors/Industries

Templeton Global Asset Allocation Fund Based on Equity Securities 12/31/07

% of Total Net Assets

Media	6.6%

Diversified Telecommunication Services	5.9%

Pharmaceuticals	5.6%

Oil, Gas & Consumable Fuels	5.0%

Insurance	4.0%

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

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lagged other major currencies until risk aversion increased in the second half of the year leading to the unwinding of carry trades.11 Among other Asian currencies, the Malaysian ringgit appreciated 6.68% against the U.S. dollar, the South Korean won depreciated 0.65%, and the Indonesian rupiah depreciated 4.25%.11 Our overweighted allocations in these currencies hurt the Fund’s relative performance.12

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. Tighter credit conditions resulted in wider sovereign credit spreads despite improving fundamentals in most economies. Sovereign interest rate credit spreads increased from 171 basis points at the beginning of the reporting period to 255 basis points by period-end. However, declining U.S. interest rates benefited the performance of these dollar-denominated bonds. Largely as a result, U.S. dollar-denominated emerging market debt returned +6.28% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.9 Regionally, Latin American sovereign debt returned +5.15%, Asian +6.14%, and central and eastern European +7.91%.9 Euro-denominated markets underperformed the index, returning 1.22% in euro terms, as measured by the JPM Euro EMBI Global.9 The Fund maintained limited exposure to sovereign debt during the period.

Thank you for your participation in Templeton Global Asset Allocation Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Asset Allocation Fund – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,022.20	$4.28
Hypothetical (5% return before expenses)	$1,000	$1,020.97	$4.28

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waiver, for the Fund’s Class 1 shares (0.84%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.96	$21.06	$21.11	$18.78	$14.59

Income from investment operations[a]:
Net investment income[b]	0.53	0.64	0.49	0.48	0.41
Net realized and unrealized gains (losses)	1.58	3.36	0.28	2.42	4.23

Total from investment operations	2.11	4.00	0.77	2.90	4.64

Less distributions from:
Net investment income and net foreign currency gains	(4.06)	(1.66)	(0.82)	(0.57)	(0.45)
Net realized gains	(5.26)	(1.44)	—	—	—

Total distributions	(9.32)	(3.10)	(0.82)	(0.57)	(0.45)

Net asset value, end of year	$14.75	$21.96	$21.06	$21.11	$18.78

Total return[c]	10.32%	21.39%	3.85%	15.94%	32.31%
Ratios to average net assets
Expenses before waiver and payments by affiliates	0.88%	0.84%	0.85%	0.84%	0.81%
Expenses net of waiver and payments by affiliates	0.85% [d]	0.84% [d]	0.85% [d]	0.84% [d]	0.81%
Net investment income	2.77%	2.91%	2.36%	2.52%	2.54%

Supplemental data
Net assets, end of year (000’s)	$63,316	$276,790	$638,006	$625,728	$572,798
Portfolio turnover rate	30.08% [e]	23.74% [e]	26.23%	27.43%	34.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Asset Allocation Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$21.75	$20.88	$20.94	$18.64	$14.49

Income from investment operations[a]:
Net investment income[b]	0.46	0.52	0.43	0.43	0.36
Net realized and unrealized gains (losses)	1.58	3.40	0.29	2.41	4.20

Total from investment operations	2.04	3.92	0.72	2.84	4.56

Less distributions from:
Net investment income and net foreign currency gains	(4.01)	(1.61)	(0.78)	(0.54)	(0.41)
Net realized gains	(5.26)	(1.44)	—	—	—

Total distributions	(9.27)	(3.05)	(0.78)	(0.54)	(0.41)

Net asset value, end of year	$14.52	$21.75	$20.88	$20.94	$18.64

Total return[c]	10.01%	21.11%	3.55%	15.72%	31.95%
Ratios to average net assets
Expenses before waiver and payments by affiliates	1.13%	1.09%	1.10%	1.09%	1.06%
Expenses net of waiver and payments by affiliates	1.10% [d]	1.09% [d]	1.10% [d]	1.09% [d]	1.06%
Net investment income	2.52%	2.66%	2.11%	2.27%	2.29%

Supplemental data
Net assets, end of year (000’s)	$78,613	$78,021	$68,385	$65,806	$55,754
Portfolio turnover rate	30.08% [e]	23.74% [e]	26.23%	27.43%	34.25%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dBenefit of expense reduction rounds to less than 0.01%.

eExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants	Value
Long Term Investments 90.2%
Common Stocks and Warrants 62.5%
Aerospace & Defense 1.4%
BAE Systems PLC	United Kingdom	117,072	$1,158,429
[a]Raytheon Co., wts., 6/16/11	United States	63	1,588
[a]Rolls-Royce Group PLC	United Kingdom	81,424	883,348
[a]Rolls-Royce Group PLC, B	United Kingdom	3,289,529	7,190

			2,050,555

Air Freight & Logistics 1.5%
Deutsche Post AG	Germany	44,767	1,522,859
United Parcel Service Inc., B	United States	9,570	676,790

			2,199,649

Automobiles 0.7%
Bayerische Motoren Werke AG	Germany	17,098	1,066,197

Biotechnology 0.7%
[a]Amgen Inc.	United States	20,510	952,484

Capital Markets 1.0%
Invesco Ltd.	Bermuda	38,489	1,207,769
Morgan Stanley	United States	5,420	287,856
Nomura Holdings Inc.	Japan	6	102

			1,495,727

Chemicals 0.6%
The Dow Chemical Co.	United States	20,486	807,558

Commercial Banks 3.2%
DBS Group Holdings Ltd.	Singapore	59,486	854,251
HSBC Holdings PLC	United Kingdom	77,523	1,309,265
Intesa Sanpaolo SpA	Italy	111,770	882,434
Kookmin Bank, ADR	South Korea	10,329	757,322
Mitsubishi UFJ Financial Group Inc.	Japan	36,000	337,999
Sumitomo Mitsui Financial Group Inc.	Japan	48	360,275

			4,501,546

Commercial Services & Supplies 0.9%
G4S PLC	United Kingdom	264,658	1,287,048

Computers & Peripherals 1.7%
[a]Lexmark International Inc., A	United States	11,370	396,358
Lite-On Technology Corp.	Taiwan	421,822	736,205
Seagate Technology	United States	50,128	1,278,264

			2,410,827

Consumer Finance 0.5%
Aiful Corp.	Japan	16,449	294,419
Discover Financial Services	United States	2,710	40,867
Promise Co. Ltd.	Japan	14,250	355,244

			690,530

Diversified Financial Services 1.6%
ING Groep NV	Netherlands	36,961	1,442,869
JPMorgan Chase & Co.	United States	19,993	872,695

			2,315,564

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants	Value
Long Term Investments (continued)
Common Stocks and Warrants (continued)
Diversified Telecommunication Services 5.9%
Chunghwa Telecom Co. Ltd., ADR	Taiwan	25,260	$533,239
France Telecom SA, ADR	France	47,413	1,689,325
Singapore Telecommunications Ltd.	Singapore	721,525	2,002,220
Telefonica SA, ADR	Spain	17,573	1,714,949
Telekom Austria AG, ADR	Austria	12,980	720,714
Telenor ASA	Norway	74,594	1,780,950

			8,441,397

Electric Utilities 0.9%
E.ON AG	Germany	5,710	1,213,352

Electrical Equipment 1.0%
Gamesa Corp. Tecnologica SA	Spain	11,275	526,205
[a]Vestas Wind Systems AS	Denmark	7,702	832,078

			1,358,283

Electronic Equipment & Instruments 1.7%
FUJIFILM Holdings Corp.	Japan	15,011	636,704
Hitachi Ltd.	Japan	118,330	883,914
Tyco Electronics Ltd.	United States	8,326	309,144
Venture Corp. Ltd.	Singapore	60,159	534,209

			2,363,971

Food Products 0.8%
Unilever PLC	United Kingdom	30,710	1,153,264

Health Care Equipment & Supplies 0.7%
[a]Boston Scientific Corp.	United States	56,897	661,712
Covidien Ltd.	United States	8,326	368,759

			1,030,471

Health Care Providers & Services 1.0%
Quest Diagnostics Inc.	United States	17,660	934,214
[a]Tenet Healthcare Corp.	United States	103,385	525,196

			1,459,410

Hotels, Restaurants & Leisure 1.0%
Compass Group PLC	United Kingdom	226,518	1,388,497

Household Durables 0.5%
Sony Corp., ADR	Japan	11,955	649,157

Industrial Conglomerates 3.2%
General Electric Co.	United States	23,450	869,291
Koninklijke Philips Electronics NV	Netherlands	31,730	1,366,929
Siemens AG, ADR	Germany	12,220	1,922,939
Tyco International Ltd.	United States	8,326	330,126

			4,489,285

Insurance 4.0%
ACE Ltd.	Bermuda	17,838	1,102,032
American International Group Inc.	United States	14,068	820,164
Aviva PLC	United Kingdom	55,739	745,352
AXA SA	France	36,961	1,477,390

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Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants	Value
Long Term Investments (continued)
Common Stocks and Warrants (continued)
Insurance (continued)
Old Mutual PLC	United Kingdom	259,095	$862,820
Torchmark Corp.	United States	10,120	612,563

			5,620,321

Media 6.6%
British Sky Broadcasting Group PLC	United Kingdom	68,871	847,060
[a]Comcast Corp., A	United States	53,133	962,770
[a]The DIRECTV Group Inc.	United States	38,637	893,287
Mediaset SpA	Italy	67,250	677,666
News Corp., A	United States	64,570	1,323,039
Pearson PLC	United Kingdom	63,912	929,566
Reed Elsevier NV	Netherlands	43,836	873,219
Time Warner Inc.	United States	60,448	997,996
[a]Viacom Inc., B	United States	28,204	1,238,720
Vivendi SA	France	14,980	686,000

			9,429,323

Multi-Utilities & Unregulated Power 0.4%
Centrica PLC	United Kingdom	84,222	600,350

Multiline Retail 0.7%
Target Corp.	United States	18,767	938,350

Oil, Gas & Consumable Fuels 5.0%
BP PLC	United Kingdom	121,707	1,487,228
El Paso Corp.	United States	90,472	1,559,737
Eni SpA	Italy	39,292	1,436,386
Royal Dutch Shell PLC, B	United Kingdom	38,104	1,582,355
Total SA, B	France	12,240	1,015,123

			7,080,829

Paper & Forest Products 1.4%
Stora Enso OYJ, R	Finland	60,927	910,477
UPM-Kymmene OYJ	Finland	52,175	1,052,277

			1,962,754

Pharmaceuticals 5.6%
Abbott Laboratories	United States	15,877	891,493
Bristol-Myers Squibb Co.	United States	23,584	625,448
GlaxoSmithKline PLC	United Kingdom	50,997	1,295,991
Novartis AG	Switzerland	11,760	644,455
Pfizer Inc.	United States	60,304	1,370,710
Sanofi-Aventis	France	13,311	1,223,412
Takeda Pharmaceutical Co. Ltd.	Japan	14,786	871,130
[a]Watson Pharmaceuticals Inc.	United States	40,492	1,098,953

			8,021,592

Real Estate Management & Development 1.0%
Cheung Kong (Holdings) Ltd.	Hong Kong	75,748	1,400,708

Semiconductors & Semiconductor Equipment 1.3%
[a]Infineon Technologies AG, ADR	Germany	51,804	602,998
Samsung Electronics Co. Ltd.	South Korea	2,200	1,306,768

			1,909,766

TGA-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Asset Allocation Fund	Country	Shares/ Warrants		Value
Long Term Investments (continued)
Common Stocks and Warrants (continued)
Software 3.9%
[a]Check Point Software Technologies Ltd.	Israel	37,146		$815,726
Microsoft Corp.	United States	39,012		1,388,827
Nintendo Co. Ltd.	Japan	2,341		1,404,411
[a]Oracle Corp.	United States	82,887		1,871,589

				5,480,553

Specialty Retail 0.8%
[a]Chico’s FAS Inc.	United States	36,461		329,243
The Gap Inc.	United States	36,569		778,188

				1,107,431

Wireless Telecommunication Services 1.3%
Vodafone Group PLC, ADR	United Kingdom	50,593		1,888,130

Total Common Stocks and Warrants (Cost $63,418,544)				88,764,879

Preferred Stock (Cost $73,607) 0.7%
Metals & Mining 0.7%
Companhia Vale do Rio Doce, ADR, pfd., A	Brazil	33,728		943,709

		Principal Amount[b]
Foreign Government and Agency Securities 27.0%
[c,d]Government of Argentina, FRN, 5.389%, 8/03/12	Argentina	1,334,000		725,359
Government of Canada,
6.00%, 6/01/08	Canada	389,000	CAD	394,610
4.25%, 12/01/08	Canada	690,000	CAD	696,592
6.00%, 6/01/11	Canada	1,202,000	CAD	1,292,369
Government of Indonesia,
11.00%, 11/15/20	Indonesia	12,000,000,000	IDR	1,329,385
11.00%, 9/15/25	Indonesia	9,900,000,000	IDR	1,078,514
12.00%, 9/15/26	Indonesia	8,540,000,000	IDR	1,022,890
[e]Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	239,000		158,935
Government of Malaysia,
6.45%, 7/01/08	Malaysia	5,885,000	MYR	1,805,444
3.756%, 4/28/11	Malaysia	980,000	MYR	297,988
Government of Mexico, 10.00%, 12/05/24	Mexico	133,000	[f] MXN	1,418,326
Government of New Zealand, 7.00%, 7/15/09	New Zealand	3,204,000	NZD	2,442,913
Government of Norway, 5.50%, 5/15/09	Norway	5,740,000	NOK	1,067,730
Government of Poland,
6.00%, 5/24/09	Poland	9,900,000	PLN	3,997,725
5.75%, 9/23/22	Poland	4,075,000	PLN	1,640,134
Government of Singapore,
1.50%, 4/01/08	Singapore	80,000	SGD	55,452
5.625%, 7/01/08	Singapore	777,000	SGD	548,869
4.375%, 1/15/09	Singapore	200,000	SGD	142,290
Government of Sweden,
6.50%, 5/05/08	Sweden	7,170,000	SEK	1,116,849
5.00%, 1/28/09	Sweden	14,200,000	SEK	2,214,723
5.50%, 10/08/12	Sweden	8,620,000	SEK	1,406,445
[g]Strip, 9/17/08	Sweden	3,000,000	SEK	450,666
[c]KfW Bankengruppe, FRN, 0.658%, 8/08/11	Germany	235,000,000	JPY	2,108,461

TGA-16

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Asset Allocation Fund	Country	Principal Amount[b]		Value
Long Term Investments (continued)
Foreign Government and Agency Securities (continued)
Korea Treasury Bond,
5.25%, 9/10/12	South Korea	1,840,000,000	KRW	$1,924,579
5.50%, 9/10/17	South Korea	1,800,000,000	KRW	1,895,197
5.25%, 3/10/27	South Korea	1,895,000,000	KRW	1,931,911
New South Wales Treasury Corp., 8.00%, 3/01/08	Australia	985,000	AUD	864,216
Nota Do Tesouro Nacional,
9.762%, 1/01/12	Brazil	3,450	[h] BRL	1,771,596
[i]Index Linked, 6.00%, 5/15/15	Brazil	1,000	[h] BRL	869,536
[i]Index Linked, 6.00%, 5/15/45	Brazil	1,430	[h] BRL	1,242,787
Queensland Treasury Corp., 6.00%, 7/14/09	Australia	540,000	AUD	465,971

Total Foreign Government and Agency Securities (Cost $33,486,261)				38,378,462

Total Long Term Investments (Cost $96,978,412)				128,087,050

Short Term Investments 6.6%
Foreign Government and Agency Securities 4.6%
[g]Egypt Treasury Bill,
7/01/08	Egypt	1,150,000	EGP	201,425
8/05/08	Egypt	4,500,000	EGP	783,183
9/16/08	Egypt	1,700,000	EGP	293,622
9/30/08	Egypt	2,650,000	EGP	454,816
12/16/08	Egypt	25,000	EGP	4,228
Government of Malaysia,
3.546%, 1/11/08	Malaysia	5,360,000	MYR	1,620,869
3.569%, 2/14/08	Malaysia	2,800,000	MYR	846,689
[g]Government of Sweden, Strip, 6/18/08	Sweden	3,000,000	SEK	455,273
[g]Malaysia Treasury Bill,
2/28/08	Malaysia	5,220,000	MYR	1,570,023
4/03/08	Malaysia	100,000	MYR	29,962
4/10/08	Malaysia	95,000	MYR	28,445
5/08/08	Malaysia	40,000	MYR	11,943
5/15/08	Malaysia	285,000	MYR	85,038
6/17/08	Malaysia	130,000	MYR	38,667
[g]Norway Treasury Bill,
6/18/08	Norway	100,000	NOK	17,987
9/17/08	Norway	430,000	NOK	76,387

Total Foreign Government and Agency Securities (Cost $6,269,065)				6,518,557

Total Investments before Money Market Fund (Cost $103,247,477)				134,605,607

		Shares
Money Market Fund (Cost $2,779,999) 2.0%
[j]Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.58%	United States	2,779,999		2,779,999

Total Investments (Cost $106,027,476) 96.8%				137,385,606
Net Unrealized Gain on Forward Exchange Contracts 0.1%				65,918
Other Assets, less Liabilities 3.1%				4,477,176

Net Assets 100.0%				$141,928,700

TGA-17

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EGP - Egyptian Pound

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FRN - Floating Rate Note

aNon-income producing for the twelve months ended December 31, 2007.

bThe principal amount is stated in U.S. dollars unless otherwise indicated.

cThe coupon rate shown represents the rate at period end.

dThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

eSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the value of this security was $158,935, representing 0.11% of net assets.

fPrincipal amount is stated in 100 Mexican Peso Units.

gThe security is traded on a discount basis with no stated coupon rate.

hPrincipal amount is stated in 1,000 Brazilian Real Units.

iRedemption price at maturity is adjusted for inflation. See Note 1(e).

jSee Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of these financial statements.

TGA-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Templeton Global Asset Allocation Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$103,247,477
Cost - Sweep Money Fund (Note 7)	2,779,999

Total cost of investments	$106,027,476

Value - Unaffiliated issuers	$134,605,607
Value - Sweep Money Fund (Note 7)	2,779,999

Total value of investments	137,385,606
Foreign currency, at value (cost $3,718,758)	3,793,847
Receivables:
Capital shares sold	30,467
Dividends and interest	1,141,775
Unrealized gain on forward exchange contracts (Note 8)	226,643

Total assets	142,578,338

Liabilities:
Payables:
Capital shares redeemed	320,334
Affiliates	113,275
Reports to shareholders	34,250
Unrealized loss on forward exchange contracts (Note 8)	160,725
Accrued expenses and other liabilities	21,054

Total liabilities	649,638

Net assets, at value	$141,928,700

Net assets consist of:
Paid-in capital	$82,594,462
Undistributed net investment income	12,217,627
Net unrealized appreciation (depreciation)	31,546,108
Accumulated net realized gain (loss)	15,570,503

Net assets, at value	$141,928,700

Class 1:
Net assets, at value	$63,315,738

Shares outstanding	4,292,824

Net asset value and maximum offering price per share	$14.75

Class 2:
Net assets, at value	$78,612,962

Shares outstanding	5,412,792

Net asset value and maximum offering price per share	$14.52

The accompanying notes are an integral part of these financial statements.

TGA-19

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Templeton Global Asset Allocation Fund
Investment income:
Dividends: (net of foreign taxes of $240,366)
Unaffiliated issuers	$3,729,943
Sweep Money Fund (Note 7)	272,177
Interest (net of foreign taxes of $121,322)	3,778,712

Total investment income	7,780,832

Expenses:
Management fees (Note 3a)	1,347,712
Administrative fees (Note 3b)	315,415
Distribution fees - Class 2 (Note 3c)	199,699
Unaffiliated transfer agent fees	6,814
Custodian fees (Note 4)	119,942
Reports to shareholders	55,180
Professional fees	41,401
Trustees’ fees and expenses	1,085
Other	16,987

Total expenses	2,104,235
Expense reductions (Note 4)	(4,929)
Expenses waived/paid by affiliates (Note 3e)	(82,157)

Net expenses	2,017,149

Net investment income	5,763,683

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments (includes gains from a redemption in-kind of $51,446,118) (Note 10)	67,870,166
Foreign currency transactions	7,114,102

Net realized gain (loss)	74,984,268

Net change in unrealized appreciation (depreciation) on:
Investments	(53,256,260)
Translation of assets and liabilities denominated in foreign currencies	71,548

Net change in unrealized appreciation (depreciation)	(53,184,712)

Net realized and unrealized gain (loss)	21,799,556

Net increase (decrease) in net assets resulting from operations	$27,563,239

The accompanying notes are an integral part of these financial statements.

TGA-20

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Asset Allocation Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$5,763,683	$14,103,670
Net realized gain (loss) from investments, foreign currency transactions and redemption in-kind	74,984,268	111,939,026
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(53,184,712)	(29,884,803)

Net increase (decrease) in net assets resulting from operations	27,563,239	96,157,893

Distributions to shareholders from:
Net investment income and net foreign currency gains:
Class 1	(11,357,897)	(18,191,422)
Class 2	(14,016,851)	(5,009,742)
Net realized gains:
Class 1	(14,706,218)	(15,734,572)
Class 2	(18,379,776)	(4,478,496)

Total distributions to shareholders	(58,460,742)	(43,414,232)

Capital share transactions: (Note 2)
Class 1	(207,311,609)	(409,674,691)
Class 2	25,326,890	5,351,089

Total capital share transactions	(181,984,719)	(404,323,602)

Net increase (decrease) in net assets	(212,882,222)	(351,579,941)
Net assets:
Beginning of year	354,810,922	706,390,863

End of year	$141,928,700	$354,810,922

Undistributed net investment income included in net assets:
End of year	$12,217,627	$23,255,087

The accompanying notes are an integral part of these financial statements.

TGA-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Global Asset Allocation Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGA-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character.

TGA-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

e. Security Transactions, Investment Income, Expenses and Distributions (continued)

These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	345,235	$6,915,166	671,163	$14,177,128
Shares issued in reinvestment of distributions	1,796,286	26,064,115	1,797,880	33,925,994
Shares redeemed in-kind (Note 10)	(7,596,834)	(177,462,049)	(14,967,877)	(342,015,981)
Shares redeemed	(2,857,358)	(62,828,841)	(5,187,026)	(115,761,832)

Net increase (decrease)	(8,312,671)	$(207,311,609)	(17,685,860)	$(409,674,691)

Class 2 Shares:
Shares sold	547,052	$9,586,666	978,403	$19,484,840
Shares issued in reinvestment of distributions	2,263,915	32,396,627	507,121	9,488,238
Shares redeemed	(985,730)	(16,656,403)	(1,172,793)	(23,621,989)

Net increase (decrease)	1,825,237	$25,326,890	312,731	$5,351,089

TGA-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $200 million
0.585%	Over $200 million, up to and including $1.3 billion
0.520%	In excess of $1.3 billion

Under a subadvisory agreement, Advisers, an affiliate of TIC, provides subadvisory services to the Fund and receives from TIC fees based on the average daily net assets of the Fund.

b. Administrative Fees

The Fund pays an administrative fee to FT Services based on the Fund’s average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% per year of its average daily net assets.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

e. Waiver and Expense Reimbursements

FT Services and TIC have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through April 30, 2009. Total expenses waived are not subject to reimbursement by the Fund subsequent to the Fund’s fiscal year end. After April 30, 2009, FT Services and TIC may discontinue this waiver at any time upon notice to the Fund’s Board of Trustees.

TGA-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$26,602,578	$23,239,156
Long term capital gain	31,858,164	20,175,076

	$58,460,742	43,414,232

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$106,349,558

Unrealized appreciation	$34,462,892
Unrealized depreciation	(3,426,844)

Net unrealized appreciation (depreciation)	$31,036,048

Undistributed ordinary income	$13,668,350
Undistributed long term capital gains	14,502,473

Distributable earnings	$28,170,823

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, gains realized on in-kind shareholder redemptions and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $57,972,807 and $102,681,048, respectively. Sales of investments excludes $177,462,049 of an in-kind redemption.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized Loss
Contracts to Buy
250,565,000	Japanese Yen	1,639,609	EUR	1/04/08	$—	$(145,000)
127,176,500	Kazakhstan Tenge	1,045,000		1/16/08	5,212	—
121,800,000	Kazakhstan Tenge	1,000,000		1/18/08	5,382	—
121,450,000	Kazakhstan Tenge	1,000,000		1/18/08	2,493	—
9,000,000	Norwegian Krone	1,609,500		1/28/08	45,268	—
81,000,000	Indian Rupee	2,710,208	NZD	2/29/08	—	(13,375)
13,756,216	Mexican Peso	2,510,509,398	COP	4/22/08	25,589	—
22,282,800	Japanese Yen	200,000		8/20/08	4,371	—
22,358,000	Japanese Yen	200,000		8/20/08	5,061	—
22,139,600	Japanese Yen	200,000		8/25/08	3,140	—
825,000	Swiss Franc	712,054		10/20/08	24,457	—

Contracts to Sell
22,656,216	Mexican Peso	4,426,571,459	COP	4/22/08	100,071	—
4,002,526	Mexican Peso	183,615,857	CLP	6/12/08	5,599	—
642,600	Euro	100,848,359	JPY	12/08/08	—	(2,350)

Unrealized gain (loss) on forward exchange contracts					226,643	(160,725)

Net unrealized gain (loss) on forward exchange contracts					$65,918

[a]	In U.S. dollars unless otherwise indicated.

Currency Abbreviations

CLP - Chilean Peso

COP - Columbian Peso

EUR - Euro

JPY - Japanese Yen

NZD - New Zealand Dollar

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REDEMPTION IN-KIND

During the years ended December 31, 2007 and 2006, the Fund realized $51,446,118 and $67,648,833, respectively, of net gains resulting from redemptions in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

10. REDEMPTION IN-KIND (continued)

than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

12. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

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Franklin Templeton Variable Insurance Products Trust

Templeton Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Asset Allocation Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

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Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Asset Allocation Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $14,502,614 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 2.08% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

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TEMPLETON GLOBAL INCOME SECURITIES FUND

We are pleased to bring you Templeton Global Income Securities Fund’s annual report for the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+11.27%	+11.54%	+8.51%

Total Return Index Comparison

for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the J.P. Morgan (JPM) Government Bond Index (GBI) Global, as well as the Consumer Price Index (CPI). One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Sources: J.P. Morgan; Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Global Income Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

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Fund Goal and Main Investments: Templeton Global Income Securities Fund seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. The Fund normally invests mainly in debt securities of governments and their political subdivisions and agencies, supranational organizations and companies located anywhere in the world, including emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund performed comparably to its benchmark, the JPM GBI Global, which had a +10.81% total return in U.S. dollar terms for the year under review.1

Economic and Market Overview

Global economic growth remained strong during the reporting period despite a credit crunch in the second half of the year prompted by the deteriorating U.S. housing sector. Robust economic growth in many emerging markets contrasted with more moderate growth in developed markets where lack of financial liquidity had a larger impact. The rapid rise among developing economies resulted in increased demand from local consumers. Increased food and energy consumption led to high commodity prices throughout the year, benefiting countries exporting these goods. High prices also contributed to inflationary pressures already present in several economies after years of continued above-trend growth. Strong economic growth and rising interest rates in many economies contrasted with the U.S.’s weak growth and falling interest rates, which caused significant U.S. dollar depreciation during the year.

China continued to lead the Asian region’s economic expansion, posting greater than 11% increases in gross domestic product (GDP) in the first three quarters of 2007 compared with the same period in 2006 (year-over-year).2 China’s surging domestic demand became an increasingly important growth source for other Asian economies through trade. For example, Chinese imports from Asia increased 18% in the first 11 months of 2007 year-over-year.2 Continued rapid expansion led to fears China’s economy was overheating as inflation picked up. The potential repercussions of allowing the expansion to continue unchecked were compounded by the local equity markets’ solid performance. Thus, monetary authorities increased interest rates and even allowed the yuan

1. Source: J.P. Morgan. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: EcoWin.

Fund Risks: Because the Fund invests in bonds and other debt obligations, its share price and yield will be affected by interest rate movements. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. High yield, lower-rated (junk) bonds generally have greater price swings and higher default risks than investment-grade bonds. Foreign investing, especially in emerging markets, involves additional risks including currency fluctuations, economic instability, market volatility, and political and social instability. The Fund’s prospectus also includes a description of the main investment risks.

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to appreciate slightly. India encountered similar conditions as it posted around 9% GDP growth in the first three quarters of 2007 year-over-year.2 Indian monetary authorities responded by raising the target interest rate 50 basis points (half a percentage point) during the year. However, this had little effect on private investment growth. Japan continued to fall behind as the country registered GDP growth below 2% in the second and third quarters of 2007 year-over-year.3 Consequently, the Japanese central bank kept rates on hold for the second half of the year after raising them 25 basis points earlier. Low growth levels and interest rates by international standards led to continued yen weakness until risk aversion rose at the end of the year, prompting carry trades to unwind.

European economic growth remained quite strong in 2007, although fears regarding the U.K.’s and eurozone’s future growth paths emerged following the credit crunch. Labor markets strengthened across the region and monetary conditions tightened. The European Central Bank raised rates 50 basis points during the period as growth was strong in the first half of the year, particularly in Germany. Non-euro Europe enjoyed even stronger growth. Norway grew 6.6% in the third quarter year-over-year, prompting the central bank to raise interest rates 25 basis points in December despite financial market volatility.2 The labor market underpinned the nation’s growth as the unemployment rate fell to 1.6% in December from 2.1% a year earlier.4 Some European economies expanded more modestly, particularly where the housing market slowed, such as in Spain and the U.K. These residential markets, after recently showing some of the strongest growth, were hurt as negative sentiment spread from the U.S. housing market across the Atlantic. In the U.K., housing market weakness combined with financial market troubles caused enough worries for the Bank of England to cut interest rates 25 basis points in December after just raising them in July.

3. Source: Economic & Social Research Institute.

4. Source: Norway Ministry of Labour.

What is a carry trade?

Carry trade is a strategy in which an investor sells a certain currency with a relatively low interest rate and uses the funds to purchase a different currency yielding a higher interest rate. A trader using this strategy attempts to capture the difference between the rates, which can often be substantial, depending on the amount of leverage the investor chooses to use.

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Investment Strategy

We allocate the Fund’s assets among issuers, geographic regions, and currencies based upon our assessment of relative interest rates among currencies, our outlook for changes in interest rates and currencies, and credit risks. In considering these factors, we may evaluate a country’s changing market, economic and political conditions, such as inflation rate, growth prospects, global trade patterns and government policies. We seek to manage the Fund’s exposure to various currencies, and may from time to time seek to hedge (protect) against currency risk by using forward currency exchange contracts.

Manager’s Discussion

The Fund’s total return was influenced by various factors, including interest rate developments, currency movements, and exposure to sovereign debt markets.

Interest Rate Strategy

For most of the 12-month reporting period, the Fund maintained its overall short duration positioning seeking to take advantage of global interest rate tightening resulting from strong economic growth in most economies. However, we found some opportunities to take advantage of local interest rate reductions. For example, the Indonesian central bank reduced interest rates 175 basis points over the period, continuing its interest rate normalization process as inflation remained under control. Indonesia returned +11.07% in local currency terms over the period, as measured by the JPM GBI–Emerging Markets.5 Another positive local market was Brazil, where its central bank reduced interest rates 200 basis points during the period to 11.25%, which supported local bond market returns of +9.81% in local currency terms.5 The central bank held interest rates constant throughout the fourth quarter as the economy accelerated, inflation picked up, and the large monetary action’s impact began to be felt. As global growth concerns surfaced later in the year, the Fund selectively increased its interest rate exposure, which lengthened the portfolio’s duration.

Currency Strategy

Our currency strategy remained relatively unchanged over the period, predicated on our medium-term view on the gradual unwinding of global imbalances, which began during the period. These imbalances centered on strong U.S. consumption growth and, consequently, a large

5. Source: J.P. Morgan. Please see Index Descriptions following the Fund Summaries.

Currency Breakdown

Templeton Global Income Securities Fund 12/31/07

% of Total Net Assets

Asia Pacific	49.4%
Japanese Yen	16.2%
Malaysian Ringgit	11.2%
Indonesian Rupiah	5.2%
South Korean Won	4.3%
Kazakhstan Tenge	4.3%
Singapore Dollar	4.1%
Indian Rupee	3.0%
Australian Dollar	1.2%
New Zealand Dollar*	-0.1%

Europe	33.5%
Swedish Krona	13.8%
Swiss Franc	9.6%
Norwegian Krone	6.1%
Polish Zloty	5.4%
Euro	1.0%
Iceland Krona	0.1%
Romanian Lei*	-2.5%

Americas	13.0%
Brazilian Real	5.7%
Canadian Dollar	2.9%
Chilean Peso	1.8%
U.S. Dollar	1.1%
Colombian Peso	0.9%
Peruvian Nuevo Sol	0.9%
Mexican Peso*	-0.3%

Middle East & Africa	4.1%
Egyptian Pound	4.1%

*The Mexican peso = -0.3%, New Zealand dollar = -0.1%, and the Romanian lei = -2.5% due to forward currency exchange contracts.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments.

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U.S. current account deficit, versus low domestic demand in most Asian countries and corresponding Asian current account surpluses. As a result, the Fund benefited from its significantly underweighted U.S. dollar exposure relative to the JPM GBI Global, as the dollar depreciated 10.00% against the U.S.’s major trading partners.6 The imbalance began unwinding as the U.S. trade deficit contracted toward year-end because of U.S. exports’ improved competitiveness due to a weaker dollar. However, the deficit was still quite large on a historical basis. The U.S. dollar weakened further when the Federal Reserve Board cut interest rates during the period, well ahead of other central banks, as the credit crunch affected the U.S. economy more than other countries. One currency that appreciated strongly against the U.S. dollar was the Canadian dollar, which rose 17.91% against the U.S. dollar during the period and contributed to relative performance because of the Fund’s overweighted exposure.7 The Canadian dollar benefited from high prices for many of the country’s natural resource exports and a strong domestic economy. Toward period-end, the weak U.S. economy began to negatively impact Canada’s growth prospects and led us to reduce the Fund’s Canadian dollar allocation prior to the Canadian dollar’s poor performance during the last quarter of 2007. The Fund’s overweighted exposure to the Brazilian real boosted the Fund’s relative performance even more as the currency appreciated 19.94% against the U.S. dollar during the year.7, 8 The real benefited from very strong inflows from trade and investment.

European currencies also appreciated against the U.S. dollar over the period. The Fund had limited direct exposure to the euro, and was instead positioned to capture the benefit of euro appreciation through exposure to non-euro European currencies that are closely linked to the euro region. The euro appreciated 10.87% versus the U.S. dollar during the period as growth remained strong and the interest rate differential with the U.S. shrank significantly.7 Although our limited exposure to the euro’s strong return hurt relative performance, the Fund benefited from its overweighted exposures to the Polish zloty and Norwegian krone.8 Similar to the Scandinavian economies, the Polish economy also exhibited tightening labor market conditions given strong GDP growth

6. Source: Federal Reserve H10 Report.

7. Source: Exshare (via Compustat via FactSet).

8. These countries are not components of the JPM GBI Global.

What is a current account?

A current account is that part of the balance of payments where all of one country’s international transactions in goods and services are recorded.

What is balance of payments?

Balance of payments is a record of all of a country’s exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

TGI-5

of more than 6% year-over-year in the third quarter of 2007.9 Strong economic growth created jobs at the same time that there was significant emigration from Poland. Prospects for wage pressures prompted the central bank to raise interest rates during the period, supporting currency performance. The Swedish krona detracted from relative performance as it appreciated only 5.88% against the U.S. dollar over the period.7 The Fund’s biggest allocation change during the period was the addition of the Swiss franc, which appreciated 3.18% during the fourth quarter benefiting from increased risk aversion.7

Asian currency performance was mixed during the year. The currency that comprised the largest portion of the Fund was the Japanese yen, though our exposure was still substantially below the benchmark’s. The yen, which appreciated 6.66% against the U.S. dollar over the period, lagged other major currencies until risk aversion increased in the second half of the year leading to the unwinding of carry trades.7 Among other Asian currencies, the Malaysian ringgit appreciated 6.68% against the U.S. dollar, the South Korean won depreciated 0.65%, and the Indonesian rupiah depreciated 4.25%.7 Our overweighted allocations in these currencies hurt the Fund’s relative performance.8

Global Sovereign Debt Strategy

The Fund purchased investment-grade and subinvestment-grade sovereign debt that typically compensates for greater credit risk by offering higher yields relative to U.S. and European benchmark Treasury securities. Tighter credit conditions resulted in wider sovereign credit spreads despite improving fundamentals in most economies. Sovereign interest rate credit spreads increased from 171 basis points at the beginning of the reporting period to 255 basis points by period-end. However, declining U.S. interest rates benefited the performance of these dollar-denominated bonds. Largely as a result, U.S. dollar-denominated emerging market debt returned +6.28% over the period, as measured by the JPM Emerging Markets Bond Index (EMBI) Global.5 Regionally, Latin American sovereign debt returned +5.15%, Asian +6.14%, and central and eastern European +7.91%.5

9. Source: National Bank of Poland.

*The Fund’s supranational investments were denominated in the Japanese yen, Mexican peso, New Zealand dollar and Polish zloty.

**The Fund’s EMU investments were in Austria, Belgium, Finland, France, Germany and Spain.

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Euro-denominated markets underperformed the index, returning 1.22% in euro terms, as measured by the JPM Euro EMBI Global.5 The Fund maintained limited exposure to sovereign debt during the period.

Thank you for your participation in Templeton Global Income Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Global Income Securities Fund – Class 1

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Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$1,052.60	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,022.08	$3.16

*Expenses are calculated using the most recent six-month annualized expense ratio, for the Fund’s Class 1 shares (0.62%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 1	2007		2006		2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.73		$14.36		$15.80	$15.54	$13.67

Income from investment operations[a]:
Net investment income[b]	0.77		0.61		0.57	0.66	0.69
Net realized and unrealized gains (losses)	0.97		1.24		(1.03)	1.37	2.35

Total from investment operations	1.74		1.85		(0.46)	2.03	3.04

Less distributions from net investment income	(0.47)		(0.48)		(0.98)	(1.77)	(1.17)

Redemption fees	—	[d]	—	[d]	— [d]	—	—

Net asset value, end of year	$17.00		$15.73		$14.36	$15.80	$15.54

Total return[c]	11.27%		13.14%		(2.91)%	15.09%	22.72%
Ratios to average net assets
Expenses before expense reduction	0.64%		0.80%		0.78%	0.79%	0.76%
Expenses net of expense reduction	0.64%		0.72%		0.74%	0.78%	0.76%
Net investment income	4.70%		4.09%		3.81%	4.40%	4.72%

Supplemental data
Net assets, end of year (000’s)	$137,700		$75,843		$53,115	$49,845	$52,842
Portfolio turnover rate	47.33%		30.65%		30.28%	37.39%	53.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dAmount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

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Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 2	2007		2006		2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.50		$14.19		$15.64	$15.42	$13.59

Income from investment operations[a]:
Net investment income[b]	0.72		0.57		0.52	0.60	0.65
Net realized and unrealized gains (losses)	0.96		1.21		(1.00)	1.36	2.33

Total from investment operations	1.68		1.78		(0.48)	1.96	2.98

Less distributions from net investment income	(0.46)		(0.47)		(0.97)	(1.74)	(1.15)

Redemption fees	—	[d]	—	[d]	— [d]	—	—

Net asset value, end of year	$16.72		$15.50		$14.19	$15.64	$15.42

Total return[c]	11.00%		12.77%		(3.08)%	14.74%	22.44%
Ratios to average net assets
Expenses before expense reduction	0.89%		1.05%		1.03%	1.04%	1.01%
Expenses net of expense reduction	0.89%		0.97%		0.99%	1.03%	1.01%
Net investment income	4.45%		3.84%		3.56%	4.15%	4.47%

Supplemental data
Net assets, end of year (000’s)	$480,649		$205,768		$61,255	$19,779	$5,181
Portfolio turnover rate	47.33%		30.65%		30.28%	37.39%	53.01%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

dAmount rounds to less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

TGI-11

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Global Income Securities Fund

	Year Ended December 31,
Class 3	2007		2006		2005[f]

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.49		$14.18		$15.27

Income from investment operations[a]:
Net investment income[b]	0.72		0.58		0.38
Net realized and unrealized gains (losses)	0.95		1.21		(0.50)

Total from investment operations	1.67		1.79		(0.12)

Less distributions from net investment income	(0.46)		(0.48)		(0.97)

Redemption fees	—	[e]	—	[e]	— [e]

Net asset value, end of year	$16.70		$15.49		$14.18

Total return[c]	11.03%		12.84%		(0.80)%
Ratios to average net assets[d]
Expenses before expense reduction	0.89%		1.05%		1.03%
Expenses net of expense reduction	0.89%		0.97%		0.99%
Net investment income	4.45%		3.84%		3.56%
Supplemental data
Net assets, end of year (000’s)	$91,162		$35,572		$5,769
Portfolio turnover rate	47.33%		30.65%		30.28%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle. Total return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eAmount rounds to less than $0.01 per share.

fFor the period April 1, 2005 (effective date) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

TGI-12

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities 68.6%
Argentina 1.7%
[b,c]Government of Argentina, FRN, 5.389%, 8/03/12	21,792,000		$11,849,340

Australia 1.1%
New South Wales Treasury Corp., 8.00%, 3/01/08	5,990,000	AUD	5,255,486
Queensland Treasury Corp., 6.00%, 7/14/09	3,195,000	AUD	2,756,996

			8,012,482

Austria 0.1%
Government of Austria, 5.00%, 7/15/12	400,000	EUR	602,618

Belgium 0.2%
Government of Belgium, 7.50%, 7/29/08	686,000	EUR	1,019,949

Brazil 5.1%
Nota Do Tesouro Nacional,
9.762%, 1/01/12	20,470	[d] BRL	10,511,467
9.762%, 1/01/14	7,100	[d] BRL	3,506,031
9.762%, 1/01/17	22,490	[d] BRL	10,654,128
[e]Index Linked, 6.00%, 5/15/15	2,750	[d] BRL	2,391,221
[e]Index Linked, 6.00%, 5/15/45	10,825	[d] BRL	9,407,813

			36,470,660

Canada 3.1%
Government of Canada, 4.25%, 12/01/08	14,500,000	CAD	14,638,527
Province of Alberta, 5.00%, 12/16/08	1,405,000	CAD	1,426,435
Province of Manitoba, 6.375%, 9/01/15	1,638,000	NZD	1,154,776
Province of Ontario,
3.875%, 3/08/08	1,925,000	CAD	1,936,312
5.70%, 12/01/08	2,200,000	CAD	2,246,422
6.25%, 6/16/15	925,000	NZD	645,202

			22,047,674

France 0.0%[f]
Government of France, 4.00%, 10/25/09	195,000	EUR	284,124

Germany 4.7%
[b]KfW Bankengruppe, FRN, 0.658%, 8/08/11	3,725,000,000	JPY	33,421,349

Indonesia 5.1%
Government of Indonesia,
14.275%, 12/15/13	14,267,000,000	IDR	1,834,165
11.50%, 9/15/19	30,075,000,000	IDR	3,484,105
11.00%, 11/15/20	31,230,000,000	IDR	3,459,725
12.80%, 6/15/21	74,215,000,000	IDR	9,201,435
12.90%, 6/15/22	10,710,000,000	IDR	1,331,812
10.25%, 7/15/22	52,500,000,000	IDR	5,519,698
11.75%, 8/15/23	5,491,000,000	IDR	629,893
10.00%, 9/15/24	5,000,000,000	IDR	502,416
11.00%, 9/15/25	39,400,000,000	IDR	4,292,267
12.00%, 9/15/26	8,230,000,000	IDR	985,760
10.25%, 7/15/27	48,220,000,000	IDR	5,005,535

			36,246,811

Iraq 0.9%
[g]Government of Iraq, Reg S, 5.80%, 1/15/28	9,300,000		6,184,500

TGI-13

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Malaysia 4.0%
Government of Malaysia,
6.45%, 7/01/08	14,772,000	MYR	$4,531,864
3.917%, 9/30/08	400,000	MYR	121,211
4.305%, 2/27/09	4,210,000	MYR	1,284,705
7.00%, 3/15/09	12,234,000	MYR	3,851,174
6.844%, 10/01/09	2,800,000	MYR	894,663
3.756%, 4/28/11	57,160,000	MYR	17,380,607

			28,064,224

Mexico 3.5%
Government of Mexico,
[h]144A, 7.50%, 3/08/10	450,000	EUR	695,322
8.00%, 12/17/15	726,000[i]	MXN	6,586,004
10.00%, 12/05/24	1,655,000[i]	MXN	17,649,089

			24,930,415

New Zealand 0.3%
Government of New Zealand, 7.00%, 7/15/09	2,435,000	NZD	1,856,583

Norway 2.0%
Government of Norway, 5.50%, 5/15/09	76,360,000	NOK	14,204,154

Peru 0.6%
Government of Peru,
7, 8.60%, 8/12/17	6,185,000	PEN	2,397,085
7.84%, 8/12/20	4,945,000	PEN	1,856,671

			4,253,756

Philippines 0.1%
[g]Government of the Philippines, Reg S, 9.125%, 2/22/10	330,000	EUR	513,635

Poland 3.0%
Government of Poland,
6.00%, 5/24/09	4,045,000	PLN	1,633,414
5.75%, 9/23/22	48,750,000	PLN	19,621,238

			21,254,652

Singapore 3.6%
Government of Singapore,
1.50%, 4/01/08	350,000	SGD	242,605
5.625%, 7/01/08	8,370,000	SGD	5,912,529
4.375%, 1/15/09	27,640,000	SGD	19,664,495

			25,819,629

South Africa 0.1%
Government of South Africa, 5.25%, 5/16/13	200,000	EUR	288,951

South Korea 10.9%
Korea Treasury Bond,
4.75%, 3/10/12	2,184,000,000	KRW	2,247,021
5.25%, 9/10/12	14,139,000,000	KRW	14,788,929
5.00%, 9/10/16	2,806,000,000	KRW	2,853,143
5.50%, 9/10/17	39,555,600,000	KRW	41,647,581
5.25%, 3/10/27	9,463,500,000	KRW	9,647,831
Korea Treasury Note, 4.75%, 6/10/09	5,925,000,000	KRW	6,240,303

			77,424,808

TGI-14

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Income Securities Fund	Principal Amount[a]		Value
Government and Agency Securities (continued)
Spain 0.1%
Government of Spain, 6.00%, 1/31/08	390,000	EUR	$569,976

[j]Supranational 6.3%
European Bank For Reconstruction & Development, senior note, 5.10%, 6/12/09	40,000,000	PLN	16,111,143
[b]European Investment Bank, senior note, FRN, 0.75%, 9/21/11	1,340,000,000	JPY	12,019,673
Inter-American Development Bank, 6.00%, 12/15/17	575,000	NZD	395,615
senior note, 7.50%, 12/05/24	200,000,000	MXN	16,268,205

			44,794,636

Sweden 11.9%
Government of Sweden, 6.50%, 5/05/08	151,000,000	SEK	23,520,801
5.00%, 1/28/09	363,050,000	SEK	56,623,604
[k]Strip, 9/17/08	30,000,000	SEK	4,506,658

			84,651,063

United States 0.2%
FNMA, 1.75%, 3/26/08	180,000,000	JPY	1,617,241

Total Government and Agency Securities (Cost $470,307,729)			486,383,230

Short Term Investments 26.7%
Government and Agency Securities 12.7%
Egypt 4.6%
[k,l]Egypt Treasury Bills, 1/01/08 – 12/30/08	185,275,000	EGP	32,231,090

Malaysia 5.5%
Government of Malaysia, 3.546%, 1/11/08	8,890,000	MYR	2,688,345
3.569%, 2/14/08	17,280,000	MYR	5,225,280
7.60%, 3/15/08	5,000,000	MYR	1,524,493
3.17%, 5/15/08	16,610,000	MYR	5,016,521
3.541%, 7/08/08	6,100,000	MYR	1,844,572
3.562%, 7/15/08	10,550,000	MYR	3,190,439
[k]Malaysia Treasury Bills, 1/04/08 – 9/23/08	66,235,000	MYR	19,796,132

			39,285,782

Norway 2.0%
[k]Norway Treasury Bills, 3/19/08 – 6/18/08	77,955,000	NOK	14,113,514

Sweden 0.6%
[k]Government of Sweden, Strip, 6/18/08	30,000,000	SEK	4,552,732

Total Government and Agency Securities (Cost $86,747,759)			90,183,118

Total Investment before Repurchase Agreement (Cost $557,055,488)			576,566,348

United States 14.0%
Repurchase Agreement (Cost $99,770,604) 14.0%
[m]Joint Repurchase Agreement, 3.773%, 1/02/08 (Maturity Value $99,791,515)	99,770,604		99,770,604
ABN AMRO Bank NV, New York Branch (Maturity Value $9,819,485)
Banc of America Securities LLC (Maturity Value $9,819,485)

TGI-15

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Global Income Securities Fund	Value
United States (continued)
Repurchase Agreement (continued)
Barclays Capital Inc. (Maturity Value $4,522,551)
BNP Paribas Securities Corp. (Maturity Value $9,819,485)
Credit Suisse Securities (USA) LLC (Maturity Value $2,583,602)
Deutsche Bank Securities Inc. (Maturity Value $9,819,485)
Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $9,819,485)
Goldman, Sachs & Co. (Maturity Value $11,886,167)
Greenwich Capital Markets Inc. (Maturity Value $9,819,485)
Lehman Brothers Inc. (Maturity Value $12,062,800)
Merrill Lynch Government Securities Inc. (Maturity Value $9,819,485)

Collateralized by U.S. Government Agency Securities, 3.00% - 6.25%, 1/15/08 - 11/14/12;
[k]U.S. Government Agency Discount Notes, 1/02/08 - 8/01/12; [k]U.S. Treasury Bill, 6/12/08;
and U.S. Treasury Notes, 3.25% - 4.625%, 3/31/08 - 8/15/10

Total Investments (Cost $656,826,092) 95.3%	676,336,952
Net Unrealized Gain on Forward Exchange Contracts 0.5%	3,595,078
Other Assets, less Liabilities 4.2%	29,579,498

Net Assets 100.0%	$709,511,528

Currency Abbreviations

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

PLN - Polish Zloty

SEK - Swedish Krona

SGD - Singapore Dollar

Selected Portfolio Abbreviations

FNMA - Federal National Mortgage Association

FRN - Floating Rate Note

aThe principal amount is stated in U.S. dollars unless otherwise indicated.

bThe coupon rate shown represents the rate at period end.

cThe principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

dPrincipal amount is stated in 1,000 Brazilian Real units.

ePrincipal amount of security is adjusted for inflation. See Note 1(g).

fRounds to less than 0.1% of net assets.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the aggregate value of these securities was $6,698,135, representing 0.94% of net assets.

hSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the value of this security was $695,322, representing 0.10% of net assets.

iPrincipal amount is stated in 100 Mexican Peso units.

jA supranational organization is an entity formed by two or more central governments through international treaties.

kThe security is traded on a discount basis with no stated coupon rate.

lA portion or all of the securities purchased on a when-issued or delayed delivery basis. See Note 1(d).

mSee Note 1(c) regarding joint repurchase agreement.

The accompanying notes are an integral part of these financial statements.

TGI-16

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Templeton Global Income Securities Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$557,055,488
Cost - Repurchase agreement	99,770,604

Total cost of investments	$656,826,092

Value - Unaffiliated issuers	$576,566,348
Value - Repurchase agreement	99,770,604

Total value of investments	676,336,952
Foreign currency, at value (cost $21,899,060)	23,012,645
Receivables:
Capital shares sold	1,309,564
Interest	11,108,000
Unrealized gain on forward exchange contracts (Note 7)	5,049,276

Total assets	716,816,437

Liabilities:
Payables:
Investment securities purchased	4,969,036
Capital shares redeemed	92,398
Affiliates	515,344
Unrealized loss on forward exchange contracts (Note 7)	1,454,198
Accrued expenses and other liabilities	273,933

Total liabilities	7,304,909

Net assets, at value	$709,511,528

Net assets consist of:
Paid-in capital	$653,607,990
Undistributed net investment income	35,686,615
Net unrealized appreciation (depreciation)	24,416,313
Accumulated net realized gain (loss)	(4,199,390)

Net assets, at value	$709,511,528

Class 1:
Net assets, at value	$137,700,254

Shares outstanding	8,102,207

Net asset value and maximum offering price per share	$17.00

Class 2:
Net assets, at value	$480,648,788

Shares outstanding	28,745,875

Net asset value and maximum offering price per share	$16.72

Class 3:
Net assets, at value	$91,162,486

Shares outstanding	5,457,279

Net asset value and maximum offering price per share[a]	$16.70

[a]Redemption	price is equal to net asset value less any redemption fees retained by the Fund.

The accompanying notes are an integral part of these financial statements.

TGI-17

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Templeton Global Income Securities Fund
Investment income:
Interest (net of foreign taxes of $688,223)	$25,268,490

Expenses:
Management fees (Note 3a)	2,376,316
Distribution fees: (Note 3c)
Class 2	802,153
Class 3	154,518
Unaffiliated transfer agent fees	6,765
Custodian fees (Note 4)	459,998
Reports to shareholders	132,349
Professional fees	36,546
Trustees’ fees and expenses	1,697
Other	21,230

Total expenses	3,991,572
Expense reductions (Note 4)	(5,199)

Net expenses	3,986,373

Net investment income	21,282,117

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	18,145,387
Foreign currency transactions	(262,750)

Net realized gain (loss)	17,882,637

Net change in unrealized appreciation (depreciation) on: Investments	7,705,155
Translation of assets and liabilities denominated in foreign currencies	1,209,672

Net change in unrealized appreciation (depreciation)	8,914,827

Net realized and unrealized gain (loss)	26,797,464

Net increase (decrease) in net assets resulting from operations	$48,079,581

The accompanying notes are an integral part of these financial statements.

TGI-18

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Global Income Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$21,282,117	$7,811,021
Net realized gain (loss) from investments and foreign currency transactions	17,882,637	4,248,556
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	8,914,827	12,273,367

Net increase (decrease) in net assets resulting from operations	48,079,581	24,332,944

Distributions to shareholders from net investment income:
Class 1	(2,456,235)	(2,013,759)
Class 2	(8,266,690)	(3,259,404)
Class 3	(1,628,484)	(431,514)

Total distributions to shareholders	(12,351,409)	(5,704,677)

Capital share transactions: (Note 2)
Class 1	55,559,172	16,986,934
Class 2	250,108,969	133,487,737
Class 3	50,922,791	27,934,695

Total capital share transactions	356,590,932	178,409,366

Redemption fees	9,428	6,342

Net increase (decrease) in net assets	392,328,532	197,043,975
Net assets:
Beginning of year	317,182,996	120,139,021

End of year	$709,511,528	$317,182,996

Undistributed net investment income included in net assets:
End of year	$35,686,615	$9,842,829

The accompanying notes are an integral part of these financial statements.

TGI-19

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Global Income Securities Fund (Fund) included in this report is non-diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Fund offers three classes of shares: Class 1, Class 2, and Class 3. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction

TGI-20

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Joint Repurchase Agreement

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the Fund at year end had been entered into on December 31, 2007. The joint repurchase agreement is valued at cost.

d. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized gains or losses on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

TGI-21

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases in the security’s interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Redemption Fees

Redemptions and exchanges of Class 3 shares held 60 days or less may be subject to the fund’s redemption fee, which is 1% of the amount redeemed. Such fees are retained by the fund and accounted for as an addition to paid-in capital.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

TGI-22

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	5,103,718	$85,032,506	2,027,528	$30,612,502
Shares issued in reinvestment of distributions	153,227	2,456,235	137,929	2,013,759
Shares redeemed	(1,977,376)	(31,929,569)	(1,040,680)	(15,639,327)

Net increase (decrease)	3,279,569	$55,559,172	1,124,777	$16,986,934

Class 2 Shares:
Shares sold	16,336,797	$264,154,676	8,960,584	$133,647,009
Shares issued in reinvestment of distributions	523,540	8,266,690	226,190	3,259,404
Shares redeemed	(1,388,223)	(22,312,397)	(230,816)	(3,418,676)

Net increase (decrease)	15,472,114	$250,108,969	8,955,958	$133,487,737

Class 3 Shares:
Shares sold	3,533,597	$56,987,401	2,255,932	$33,481,415
Shares issued in reinvestment of distributions	103,199	1,628,484	29,966	431,514
Shares redeemed	(475,906)	(7,693,094)	(396,229)	(5,978,234)

Net increase (decrease)	3,160,890	$50,922,791	1,889,669	$27,934,695

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $10 billion
0.440%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

TGI-23

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

Effective January 1, 2008, the Fund will pay fees based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Fund’s Board of Trustees has adopted distribution plans for Class 2 and Class 3 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.25% and 0.35% per year of its average daily net assets of Class 2 and Class 3, respectively. The Board of Trustees has agreed to limit the current rate to 0.25% per year for Class 3.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At December 31, 2007, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
2008	$2,370,518
2009	1,649,033
2010	177,731

$4,197,282

During the year ended December 31, 2007, the Fund utilized $969,560 of capital loss carryforwards.

On December 31, 2007, the Fund had expired capital loss carryforwards of $1,600,297, which were reclassified to paid-in capital.

TGI-24

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from ordinary income	$12,351,409	$5,704,677

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments	$658,663,346

Unrealized appreciation	$24,152,942
Unrealized depreciation	(6,479,336)

Net unrealized appreciation (depreciation)	$17,673,606

Distributable earnings – undistributed ordinary income	$39,667,569

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums and inflation related adjustments on foreign securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $401,340,329 and $163,318,439, respectively.

7. FORWARD EXCHANGE CONTRACTS

At December 31, 2007, the Fund had the following forward exchange contracts outstanding:

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized (Loss)
Contracts to Buy
33,600,000	Japanese Yen	292,601		1/22/08	9,461	—
64,500,000	Iceland Krona	1,000,698		1/28/08	$18,959	$—
45,000,000	Norwegian Krone	8,047,498		1/28/08	226,339	—
34,696,800	Japanese Yen	220,102	EUR	1/31/08	—	(9,148)
57,427,500	Kazakhstan Tenge	465,000		2/06/08	7,320	—
49,956,750	Kazakhstan Tenge	405,000		2/06/08	5,876	—
28,395,800	Kazakhstan Tenge	230,000		2/07/08	3,510	—
88,025,000	Indian Rupee	2,945,260	NZD	2/29/08	—	(14,535)
773,199,000	Kazakhstan Tenge	6,300,000		3/25/08	4,752	—
101,142,000	Japanese Yen	869,956		5/27/08	50,956	—
531,699,750	Japanese Yen	4,500,000		6/30/08	356,576	—
426,288,750	Japanese Yen	3,640,631		7/07/08	255,310	—
433,331,250	Japanese Yen	3,698,786		7/17/08	264,709	—
175,000,000	Japanese Yen	1,502,339		7/18/08	98,440	—
293,932,800	Kazakhstan Tenge	2,400,000		7/25/08	—	(66,153)
125,841,100	Japanese Yen	1,100,000		8/07/08	52,966	—

TGI-25

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized (Loss)
Contracts to Buy
154,044,450	Japanese Yen	1,350,000		8/08/08	$61,481	$—
154,325,250	Japanese Yen	1,350,000		8/11/08	64,397	—
144,838,200	Japanese Yen	1,300,000		8/20/08	28,413	—
145,327,000	Japanese Yen	1,300,000		8/20/08	32,896	—
143,907,400	Japanese Yen	1,300,000		8/25/08	20,409	—
27,917,500	Japanese Yen	251,283		9/04/08	5,079	—
422,114,000	Japanese Yen	2,800,000	EUR	9/12/08	—	(202,974)
25,000,000	Indian Rupee	868,538	NZD	9/24/08	—	(15,860)
167,701,600	Japanese Yen	1,520,000		9/25/08	22,597	—
167,587,600	Japanese Yen	1,520,000		9/25/08	21,548	—
334,510,300	Japanese Yen	3,020,000		9/26/08	57,230	—
167,957,300	Japanese Yen	1,510,000		9/26/08	35,074	—
361,308,750	Kazakhstan Tenge	2,850,000		10/10/08	—	(21,766)
724,140,625	Chilean Peso	1,437,500		10/20/08	5,634	—
724,284,375	Chilean Peso	1,437,500		10/20/08	5,921	—
6,050,000	Swiss Franc	5,221,729		10/20/08	179,349	—
646,280,000	Chilean Peso	1,280,000		10/22/08	7,895	—
882,350,000	Chilean Peso	1,750,000		10/23/08	8,282	—
6,729,255	Swiss Franc	5,850,000		10/23/08	157,794	—
1,703,596	Swiss Franc	1,475,000		10/24/08	45,975	—
1,699,532	Swiss Franc	1,475,000		10/27/08	42,428	—
192,000,000	Kazakhstan Tenge	1,500,000		11/03/08	—	(4,611)
3,423,150	Swiss Franc	3,000,000		11/03/08	56,737	—
1,342,374,000	Japanese Yen	12,100,000		11/04/08	284,720	—
5,200,000	Swiss Franc	4,705,137		11/06/08	—	(61,498)
144,407,250	Japanese Yen	1,362,076		11/14/08	—	(28,782)
2,670,000	Euro	9,865,650	RON	12/03/08	—	(47,260)
2,225,000	Euro	8,068,963	RON	12/04/08	21,531	—
345,000,000	Japanese Yen	3,124,123		12/04/08	65,984	—
38,027,500	Japanese Yen	355,790		12/05/08	—	(4,135)
186,512,000	Japanese Yen	1,745,027		12/05/08	—	(20,281)
673,264,800	Kazakhstan Tenge	5,200,000		12/12/08	1,319	—
280,943,000	Japanese Yen	2,600,000		12/15/08	—	(69)
281,190,000	Japanese Yen	2,600,000		12/17/08	2,606	—
142,890,000	Kazakhstan Tenge	1,100,000		12/22/08	1,616	—

Contracts to Sell
35,571,270	Mexican Peso	143,000,063	INR	1/22/08	370,549	—
30,321,722	Mexican Peso	121,514,299	INR	1/25/08	306,174	—
19,609,025	Mexican Peso	78,255,696	INR	2/27/08	191,227	—
39,305,785	Mexican Peso	155,595,882	INR	2/28/08	351,393	—
10,166,171	Mexican Peso	40,344,448	INR	3/03/08	93,598	—
10,703,553	Mexican Peso	2,035,283	BRL	4/22/08	153,032	—
22,656,216	Mexican Peso	4,426,571,459	COP	4/22/08	100,071	—
2,329,569	New Zealand Dollar	74,243,350	INR	4/28/08	114,116	—
12,477,832	Mexican Peso	2,353,693,412	COP	5/06/08	13,222	—
12,494,827	Mexican Peso	2,368,373	BRL	5/07/08	173,027	—
9,640,135	Mexican Peso	447,379,362	CLP	5/16/08	22,095	—
6,597,015	Mexican Peso	302,613,010	CLP	5/20/08	8,202	—

TGI-26

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

7. FORWARD EXCHANGE CONTRACTS (continued)

		Contract Amount[a]		Settlement Date	Unrealized Gain	Unrealized (Loss)
Contracts to Sell
7,962,312	Mexican Peso	365,240,813	CLP	5/20/08	$9,900	$—
30,000,000	Mexican Peso	113,235,000	INR	5/21/08	139,020	—
46,737,959	Mexican Peso	507,359,240	KZT	5/27/08	—	(152,042)
40,184,041	Mexican Peso	435,289,606	KZT	5/29/08	—	(139,067)
5,422,023	Mexican Peso	248,735,300	CLP	6/12/08	7,585	—
11,184,356	Mexican Peso	123,232,028	KZT	6/25/08	—	(25,521)
6,853,159	Mexican Peso	75,609,535	KZT	6/25/08	—	(14,842)
10,925,894	Mexican Peso	120,542,108	KZT	6/25/08	—	(23,671)
31,357,983	Mexican Peso	5,629,698,616	COP	6/27/08	—	(112,277)
23,073,608	Mexican Peso	6,530,985	PEN	6/30/08	111,579	—
2,017,928	Mexican Peso	91,755,188	CLP	9/15/08	2,580	—
22,711,151	Mexican Peso	1,037,699,748	CLP	10/01/08	41,848	—
23,225,918	Mexican Peso	1,057,613,091	CLP	10/02/08	35,800	—
2,888,971,900	South Korean Won	3,505,821	CHF	11/13/08	17,945	—
14,750,000	Romanian Lei	32,712,353	NOK	11/17/08	53,822	—
2,722,612,000	South Korean Won	3,359,632	CHF	11/17/08	66,822	—
5,797,680,000	South Korean Won	6,831,892	CHF	11/25/08	—	(144,886)
6,526,957,500	South Korean Won	7,700,789	CHF	11/25/08	—	(154,599)
2,307,240,000	South Korean Won	2,746,093	CHF	11/26/08	—	(33,255)
4,575,729,600	South Korean Won	5,432,165	CHF	11/28/08	—	(78,234)
1,819,958,400	South Korean Won	2,184,404	CHF	11/28/08	—	(9,849)
2,435,035,200	South Korean Won	2,944,527	CHF	12/02/08	6,514	—
7,728,240,000	South Korean Won	9,251,942	CHF	12/03/08	—	(62,570)
357,000	Euro	56,026,866	JPY	12/08/08	—	(1,305)
3,734,309,600	South Korean Won	4,513,743	CHF	12/09/08	8,683	—
2,671,578,000	South Korean Won	4,119,944	SGD	12/10/08	27,503	—
12,319,825	Romanian Lei	31,800,179	SEK	12/15/08	—	(5,008)
2,136,044,750	South Korean Won	2,610,663	CHF	12/15/08	30,880	—

Unrealized gain (loss) on forward exchange contracts					5,049,276	(1,454,198)

Net unrealized gain (loss) on forward exchange contracts					$3,595,078

[a]In	U.S. dollars unless otherwise indicated.

Currency Abbreviations

BRL - Brazilian Real

CHF - Swiss Franc

CLP - Chiliean Peso

COP - Colombian Peso

EUR - Euro

INR - Indian Rupee

JPY - Japanese Yen

KZT - Kazakhstan Tenge

MXN - Mexican Peso

NOK - Norwegian Krone

NZD - New Zealand Dollar

PEN - Peruvian Nuevo Sol

RON - Romanian Lei

SEK - Swedish Krona

SGD - Singapore Dollar

TGI-27

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Global Income Securities Fund

8. CREDIT RISK

The Fund has 13.98% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

11. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

TGI-28

Franklin Templeton Variable Insurance Products Trust

Templeton Global Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

TGI-29

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Global Income Securities Fund

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

TGI-30

TEMPLETON GROWTH SECURITIES FUND

This annual report for Templeton Growth Securities Fund covers the fiscal year ended December 31, 2007.

Performance Summary as of 12/31/07

Average annual total return of Class 1 shares represents the average annual change in value, assuming reinvestment of dividends and capital gains. Average returns smooth out variations in returns, which can be significant; they are not the same as year-by-year results.

Periods ended 12/31/07

	1-Year	5-Year	10-Year
Average Annual Total Return	+2.55%	+16.07%	+8.62%

Total Return Index Comparison for Hypothetical $10,000 Investment (1/1/98–12/31/07)

The graph below shows the change in value of a hypothetical $10,000 investment in the Fund over the indicated period and includes reinvestment of any income or distributions. The Fund’s performance is compared to the performance of the Morgan Stanley Capital International (MSCI) World Index. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Important Notes to Performance Information preceding the Fund Summaries.

*Source: Standard & Poor’s Micropal. Please see Index Descriptions following the Fund Summaries.

Templeton Growth Securities Fund – Class 1

Performance reflects the Fund’s Class 1 operating expenses, but does not include any contract fees, expenses or sales charges. If they had been included, performance would be lower. These charges and deductions, particularly for variable life policies, can have a significant effect on contract values and insurance benefits. See the contract prospectus for a complete description of these expenses, including sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares.

Current performance may differ from figures shown.

Fund Goal and Main Investments: Templeton Growth Securities Fund seeks long-term capital growth. The Fund normally invests primarily in equity securities of companies located anywhere in the world, including those in the U.S. and in emerging markets.

Performance Overview

You can find the Fund’s one-year total return in the Performance Summary. The Fund underperformed the +9.57% return of the MSCI World Index for the period under review.1

Economic and Market Overview

In spite of elevated energy prices and widespread fears of contagion from the deteriorating U.S. housing situation, the global economy remained resilient in 2007. Consumer and corporate demand strength, particularly in China and other developing economies, generally favorable employment and accommodative monetary policies continued to underpin the current expansionary period that began in 2002.

These factors also contributed to the strength of global equity markets during 2007. However, concerns about slower growth and declining asset quality surfaced in the first quarter. These were initially centered on the U.S. subprime mortgage market but spread in August to global capital markets. Difficulties in assessing risk and the value of collateral in the structured finance industry contributed to declining risk appetite among lenders and investors. The private equity industry, which relies on the availability of cheap credit, played a pivotal role in several large and high-profile acquisitions and helped boost merger and acquisition activity in the first half of the year. This was an important driver of equity performance, but as liquidity dried up in the second half of the year, significantly slower money flows from private equity weighed on market performance. However, global merger and acquisition activity still reached record levels. The staggering $4.5 trillion of deals announced in 2007 eclipsed the previous record from 2006 by 24%.2

To alleviate the credit crunch and restore investor confidence, the world’s major central banks infused capital into the system, and the U.S. Federal Reserve Board reduced its target interest rate by a full

1. Source: Standard & Poor’s Micropal. One cannot invest directly in an index, nor is an index representative of the Fund’s portfolio. Please see Index Descriptions following the Fund Summaries.

2. Source: “For Deal Makers, Tale of Two Halves,” The Wall Street Journal, 1/2/08.

Fund Risks: The Fund’s investments in stocks offer the potential for long-term gains but can be subject to short-term price fluctuations. Foreign investing, especially in emerging markets, involves additional risks, including currency fluctuations, economic instability, market volatility, and political and social instability. By having significant investments in one or more countries or in particular sectors from time to time, the Fund may be at greater risk of adverse developments in a country or sector than a fund that invests more broadly. The Fund’s prospectus also includes a description of the main investment risks.

percentage point. However, credit and equity markets continued to face headwinds as write-downs and losses from subprime mortgage financing affected many large financial institutions toward the end of the year, and equity prices remained volatile.

For the year, however, global and non-U.S. equity markets registered the fifth consecutive year of double-digit total returns, making this an exceptionally strong period for investors in global equities. Broad-based stock performance by European and Asian shares at least doubled that of U.S. stocks, while emerging market equity returns more than tripled those in developed markets. Led by the BRIC countries, Brazil, Russia, India and China, emerging market economies continued to grow at accelerated rates, supporting elevated prices for oil and other commodities. At the same time, investment inflows from developed economies continued to underpin equity prices in emerging markets. In addition, U.S. dollar weakness versus the currencies of many major trading partners enhanced equity returns for U.S.-based investors holding stocks denominated in these currencies.

Investment Strategy

Our investment philosophy is bottom-up, value-oriented and long-term. In choosing investments, we will focus on the market price of a company’s securities relative to our evaluation of the company’s potential long-term earnings, asset value and cash flow. Among factors we may consider are a company’s historical value measures, including price/earnings ratio, profit margins and liquidation value. We do in-depth research to construct a bargain list from which we buy.

Manager’s Discussion

Among the most significant contributors to the Fund’s performance relative to the MSCI World Index for the year under review were German electronics and industrial engineering conglomerate Siemens, U.S. enterprise software giant Oracle and U.K. wireless phone services carrier Vodafone Group. However, the Fund also had some major detractors from relative performance during the period including U.S. medical device supplier Boston Scientific, U.S. wireless telecommunications service provider Sprint Nextel and U.K-based Royal Bank of Scotland Group.

From a sector perspective, the financials sector was the largest contributor to relative performance for the reporting period.3 Although stock

3. The financials sector comprises capital markets, commercial banks, diversified financial services, insurance, and real estate management and development in the SOI.

selection detracted, our underweighted position benefited the Fund’s performance overall. Within the sector, Hong Kong-based real estate development firm Cheung Kong (Holdings) and Italian bank Intesa Sanpaolo were among the best performers. Our overweighted allocation relative to the index in the telecommunication services sector also boosted Fund performance.4 Significant contributors within the sector were France Telecom and Singapore Telecommunications. Driven by stock selection, the industrials sector, which includes Siemens, also positively affected relative performance for the period.5

On the other hand, some sectors weighed on the Fund’s relative performance for the year. Our underweighted allocation and stock selection in the materials sector hampered Fund returns relative to the index.6 Within the sector, our holding in Finnish paper and forest products manufacturer UPM-Kymmene was a notable detractor. Our overweighted allocation in the consumer discretionary sector also impaired relative performance.7 Within the sector, U.S. companies Time Warner, Chico’s FAS and Comcast detracted from Fund returns. Additionally, overweighting and stock selection in the health care sector weighed on the Fund’s relative results.8 Most detractors within the sector were U.S. based and included pharmaceutical company Pfizer and biotechnology firm Amgen.

From a geographic perspective, our holdings in France, underweighting in Japan and position in Mexico (not part of the index) contributed the most to relative Fund performance. Conversely, stock selection in the U.S. and Finland, and underweighting in Canada detracted.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up

4. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI.

5. The industrials sector comprises aerospace and defense, air freight and logistics, building products, commercial services and supplies, electrical equipment, and industrial conglomerates in the SOI.

6. The materials sector comprises paper and forest products in the SOI.

7. The consumer discretionary sector comprises auto components; automobiles; hotels, restaurants and leisure; Internet and catalog retail; leisure equipment and products; media; and specialty retail in the SOI.

8. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

Top 10 Holdings

Templeton Growth Securities Fund

12/31/07

Company Sector/Industry, Country	% of Total Net Assets

Microsoft Corp.	3.0%
Software, U.S.

Siemens AG	2.7%
Industrial Conglomerates, Germany

Oracle Corp.	2.2%
Software, U.S.

General Electric Co.	2.2%
Industrial Conglomerates, U.S.

Seagate Technology	2.2%
Computers & Peripherals, U.S.

News Corp., A	2.1%
Media, U.S.

Pfizer Inc.	2.0%
Pharmaceuticals, U.S.

Vodafone Group PLC	1.9%
Wireless Telecommunication Services, U.K.

Intesa Sanpaolo SpA	1.9%
Commercial Banks, Italy

BP PLC	1.8%
Oil, Gas & Consumable Fuels, U.K.

The dollar value, number of shares or principal amount, and names of portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended December 31, 2007, the U.S. dollar fell in value relative to most non-U.S. currencies. As a result, the Fund’s performance was positively affected by the Fund’s substantial investment in securities with non-U.S. currency exposure. However, one cannot expect the same result in future periods.

Thank you for your participation in Templeton Growth Securities Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2007, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Fund Expenses

As an investor in a variable insurance contract (Contract) that indirectly provides for investment in an underlying mutual fund, you can incur transaction and/or ongoing expenses at both the Fund level and the Contract level.

•	Transaction expenses can include sales charges (loads) on purchases, redemption fees, surrender fees, transfer fees and premium taxes.

•

Ongoing expenses can include management fees, distribution and service (12b-1) fees, contract fees, annual maintenance fees, mortality and expense risk fees and other fees and expenses. All mutual funds and Contracts have some types of ongoing expenses.

The expenses shown in the table are meant to highlight ongoing expenses at the Fund level only and do not include ongoing expenses at the Contract level, or transaction expenses at either the Fund or Contract level. While the Fund does not have transaction expenses, if the transaction and ongoing expenses at the Contract level were included, the expenses shown below would be higher. You should consult your Contract prospectus or disclosure document for more information.

The table shows Fund-level ongoing expenses and can help you understand these expenses and compare them with those of other mutual funds offered through the Contract. The table assumes a $1,000 investment held for the six months indicated. Please refer to the Fund prospectus for additional information on operating expenses.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of ongoing Fund expenses, but does not include the effect of ongoing Contract expenses.

You can estimate the Fund-level expenses you incurred during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.

If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.

2.	Multiply the result by the number under the heading “Fund-Level Expenses Incurred During Period.”

If Fund-Level Expenses Incurred During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses incurred this period at the Fund level are $64.50.

Templeton Growth Securities Fund – Class 1

Hypothetical Example for Comparison with Other Mutual Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing expenses of the Fund with those of other mutual funds offered through the Contract. This information may not be used to estimate the actual ending account balance or expenses you incurred during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Fund-Level Expenses Incurred During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds offered through a Contract.

Class 1	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Fund-Level Expenses Incurred During Period* 7/1/07–12/31/07
Actual	$1,000	$960.80	$3.76
Hypothetical (5% return before expenses)	$1,000	$1,021.37	$3.87

*Expenses are calculated using the most recent six-month annualized expense ratio for the Fund’s Class 1 shares (0.76%), which does not include any ongoing expenses of the Contract for which the Fund is an investment option, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

SUPPLEMENT DATED DECEMBER 10, 2007

TO THE PROSPECTUSES DATED MAY 1, 2007

OF

TEMPLETON GROWTH SECURITIES FUND (FUND)

A SERIES OF FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Fund’s Class 1 and Class 2 prospectuses are amended by replacing the portfolio management line-up in the “Management” section on page TG-6 with the following:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

Alan Chua CFA®¹

PORTFOLIO MANAGER OF ASSET MANAGEMENT

Mr. Chua has been a manager of the Fund since 2003. He has primary responsibility for the investments of the Fund. Mr. Chua has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1995.

Cindy L. Sweeting CFA®¹

PRESIDENT OF GLOBAL ADVISORS

Ms. Sweeting has been a manager of the Fund since December 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

The Fund’s SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage and their ownership of Fund shares.

1.	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

Please keep this supplement for future reference.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights

Templeton Growth Securities Fund

	Year Ended December 31,
Class 1	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$16.16	$13.98	$12.98	$11.31	$8.67

Income from investment operations[a]:
Net investment income[b]	0.27	0.29	0.24	0.21	0.17
Net realized and unrealized gains (losses)	0.19	2.67	0.92	1.61	2.63

Total from investment operations	0.46	2.96	1.16	1.82	2.80

Less distributions from:
Net investment income	(0.25)	(0.23)	(0.16)	(0.15)	(0.16)
Net realized gains	(0.69)	(0.55)	—	—	—

Total distributions	(0.94)	(0.78)	(0.16)	(0.15)	(0.16)

Net asset value, end of year	$15.68	$16.16	$13.98	$12.98	$11.31

Total return[c]	2.55%	22.20%	9.06%	16.25%	32.62%
Ratios to average net assets
Expenses before expense reduction	0.77%	0.78%	0.82%	0.86%	0.88%
Expenses net of expense reduction	0.76%	0.78% [d]	0.82% [d]	0.86% [d]	0.88%
Net investment income	1.64%	1.93%	1.81%	1.75%	1.74%

Supplemental data
Net assets, end of year (000’s)	$406,538	$413,871	$779,347	$800,118	$769,339
Portfolio turnover rate	20.45%	20.29% [e]	22.16%	19.13%	37.43%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Highlights (continued)

Templeton Growth Securities Fund

	Year Ended December 31,
Class 2	2007	2006	2005	2004	2003

Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$15.93	$13.81	$12.83	$11.19	$8.59

Income from investment operations[a]:
Net investment income[b]	0.22	0.24	0.20	0.17	0.13
Net realized and unrealized gains (losses)	0.20	2.63	0.93	1.61	2.62

Total from investment operations	0.42	2.87	1.13	1.78	2.75

Less distributions from:
Net investment income	(0.22)	(0.20)	(0.15)	(0.14)	(0.15)
Net realized gains	(0.69)	(0.55)	—	—	—

Total distributions	(0.91)	(0.75)	(0.15)	(0.14)	(0.15)

Net asset value, end of year	$15.44	$15.93	$13.81	$12.83	$11.19

Total return[c]	2.35%	21.81%	8.86%	16.03%	32.13%
Ratios to average net assets
Expenses before expense reduction	1.02%	1.03%	1.07%	1.11%	1.13%
Expenses net of expense reduction	1.01%	1.03% [d]	1.07% [d]	1.11% [d]	1.13%
Net investment income	1.39%	1.68%	1.56%	1.50%	1.49%

Supplemental data
Net assets, end of year (000’s)	$3,182,203	$2,821,818	$1,912,825	$1,189,112	$511,659
Portfolio turnover rate	20.45%	20.29% [e]	22.16%	19.13%	37.43%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Templeton Variable Insurance Products Trust serves as an underlying investment vehicle.

d Benefit of expense reduction rounds to less than 0.01%.

e Excludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 8.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks 94.0%
Aerospace & Defense 0.7%
[a]BAE Systems PLC, 144A	United Kingdom	369	$3,651
Raytheon Co.	United States	186,177	11,300,944
[b]Rolls-Royce Group PLC	United Kingdom	1,349,842	14,644,095
[b]Rolls-Royce Group PLC, B	United Kingdom	54,533,616	119,192

			26,067,882

Air Freight & Logistics 2.6%
Deutsche Post AG	Germany	1,373,042	46,707,384
United Parcel Service Inc., B	United States	657,270	46,482,134

			93,189,518

Auto Components 0.4%
[b]Lear Corp.	United States	240,108	6,641,387
Valeo SA	France	202,767	8,344,606

			14,985,993

Automobiles 3.3%
Bayerische Motoren Werke AG	Germany	859,457	53,594,040
Harley-Davidson Inc.	United States	299,480	13,988,711
[b]Hyundai Motor Co. Ltd.	South Korea	268,950	20,572,426
Peugeot SA	France	416,122	31,486,826

			119,642,003

Biotechnology 1.3%
[b]Amgen Inc.	United States	1,032,850	47,965,554

Building Products 0.5%
Assa Abloy AB, B	Sweden	886,200	17,783,759

Capital Markets 1.3%
Nomura Holdings Inc.	Japan	433,174	7,361,025
UBS AG	Switzerland	822,844	38,048,911

			45,409,936

Commercial Banks 9.2%
HSBC Holdings PLC	United Kingdom	2,959,079	49,975,084
Intesa Sanpaolo SpA	Italy	8,424,310	66,510,629
[b]Kookmin Bank	South Korea	426,140	31,412,489
Mitsubishi UFJ Financial Group Inc.	Japan	3,810,370	35,775,074
Royal Bank of Scotland Group PLC	United Kingdom	4,925,001	43,448,647
Shinsei Bank Ltd.	Japan	6,411,000	23,455,930
Sumitomo Mitsui Financial Group Inc.	Japan	3,814	28,626,803
UniCredito Italiano SpA	Italy	6,063,647	50,262,223

			329,466,879

Commercial Services & Supplies 0.3%
Pitney Bowes Inc.	United States	288,990	10,993,180

Computers & Peripherals 2.2%
Seagate Technology	United States	3,071,238	78,316,569

Diversified Financial Services 1.6%
ING Groep NV	Netherlands	1,483,770	57,922,836

Diversified Telecommunication Services 5.3%
BCE Inc.	Canada	374,423	14,939,242
Belgacom	Belgium	233,162	11,480,540

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Diversified Telecommunication Services (continued)
France Telecom SA	France	1,428,670	$51,330,964
KT Corp., ADR	South Korea	862,201	22,244,786
Singapore Telecommunications Ltd.	Singapore	12,064,000	33,477,401
Telefonos de Mexico SAB de CV (Telmex), L, ADR	Mexico	471,465	17,368,771
Telekom Austria AG	Austria	122,140	3,392,002
Telenor ASA	Norway	1,478,027	35,288,252

			189,521,958

Electric Utilities 0.3%
Hong Kong Electric Holdings Ltd.	Hong Kong	1,821,181	10,474,342

Electronic Equipment & Instruments 2.3%
[b]Celestica Inc.	Canada	343,812	1,994,110
[b]Flextronics International Ltd.	Singapore	641,110	7,731,787
FUJIFILM Holdings Corp.	Japan	643,837	27,308,873
Hitachi Ltd.	Japan	1,996,278	14,911,891
Tyco Electronics Ltd.	United States	847,788	31,478,368

			83,425,029

Food Products 1.1%
Nestle SA	Switzerland	86,034	39,479,068

Health Care Equipment & Supplies 1.7%
[b]Boston Scientific Corp.	United States	3,115,270	36,230,590
Covidien Ltd.	United States	594,418	26,326,773
Olympus Corp.	Japan	800	33,144

			62,590,507

Health Care Providers & Services 0.4%
[b]Tenet Healthcare Corp.	United States	2,881,768	14,639,381

Hotels Restaurants & Leisure 1.4%
Accor SA	France	184,940	14,763,102
Compass Group PLC	United Kingdom	5,578,849	34,196,900

			48,960,002

Industrial Conglomerates 6.6%
General Electric Co.	United States	2,123,410	78,714,809
Koninklijke Philips Electronics NV	Netherlands	912,198	39,297,499
Siemens AG	Germany	602,004	95,250,711
Tyco International Ltd.	United States	594,418	23,568,674

			236,831,693

Insurance 5.7%
American International Group Inc.	United States	1,023,745	59,684,334
Aviva PLC	United Kingdom	3,808,161	50,923,392
Muenchener Rueckversicherungs-Gesellschaft AG	Germany	95,260	18,468,498
Old Mutual PLC	United Kingdom	7,445,420	24,794,205
Standard Life PLC	United Kingdom	2,504,813	12,579,212
Torchmark Corp.	United States	253,277	15,330,857
Willis Group Holdings Ltd.	United States	586,490	22,269,025

			204,049,523

Internet & Catalog Retail 0.6%
[b]Expedia Inc.	United States	694,780	21,968,944

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
IT Services 2.2%
Accenture Ltd., A	United States	1,143,107	$41,186,145
Electronic Data Systems Corp.	United States	1,762,290	36,532,272

			77,718,417

Leisure Equipment & Products 0.9%
Eastman Kodak Co.	United States	1,484,649	32,469,274

Media 10.7%
[b]Comcast Corp., A	United States	1,293,102	23,431,008
[b]The Interpublic Group of Cos. Inc.	United States	2,797,188	22,685,195
Mediaset SpA	Italy	1,867,440	18,817,841
News Corp., A	United States	3,701,922	75,852,382
Pearson PLC	United Kingdom	1,864,688	27,120,907
Reed Elsevier NV	Netherlands	2,518,906	50,176,927
Time Warner Inc.	United States	3,275,372	54,076,392
[b]Viacom Inc., B	United States	1,325,938	58,235,197
Vivendi SA	France	1,126,740	51,598,384

			381,994,233

Office Electronics 0.9%
Konica Minolta Holdings Ltd.	Japan	1,733,800	30,768,867

Oil, Gas & Consumable Fuels 7.4%
BP PLC	United Kingdom	5,341,037	65,266,101
El Paso Corp.	United States	2,309,384	39,813,780
Eni SpA	Italy	863,977	31,584,162
Gazprom, ADR	Russia	330,460	18,555,329
Royal Dutch Shell PLC, B	United Kingdom	1,489,450	61,852,773
Total SA, B	France	600,930	49,838,044

			266,910,189

Paper & Forest Products 2.4%
International Paper Co.	United States	465,453	15,071,368
Sappi Ltd.	South Africa	539,361	7,644,548
Stora Enso OYJ, R	Finland	1,117,082	16,693,387
Svenska Cellulosa AB, B	Sweden	1,357,173	24,033,950
UPM-Kymmene OYJ	Finland	1,087,262	21,928,135

			85,371,388

Pharmaceuticals 7.6%
Bristol-Myers Squibb Co.	United States	238,151	6,315,765
GlaxoSmithKline PLC	United Kingdom	2,245,569	57,066,851
Merck & Co. Inc.	United States	647,601	37,632,094
Novartis AG	Switzerland	762,074	41,762,086
Pfizer Inc.	United States	3,182,513	72,338,520
Sanofi-Aventis	France	640,537	58,871,666

			273,986,982

Real Estate Management & Development 1.2%
Cheung Kong (Holdings) Ltd.	Hong Kong	1,199,833	22,186,933
Swire Pacific Ltd., A	Hong Kong	1,408,516	19,416,969

			41,603,902

Semiconductors & Semiconductor Equipment 2.2%
[b]Infineon Technologies AG	Germany	2,227,809	26,399,362
Samsung Electronics Co. Ltd.	South Korea	87,480	51,961,840

			78,361,202

Franklin Templeton Variable Insurance Products Trust

Statement of Investments, December 31, 2007 (continued)

Templeton Growth Securities Fund	Country	Shares	Value
Common Stocks (continued)
Software 5.5%
[b]Cadence Design Systems Inc.	United States	789,718	$13,433,103
Microsoft Corp.	United States	2,981,829	106,153,113
[b]Oracle Corp.	United States	3,491,900	78,847,102

			198,433,318

Specialty Retail 0.6%
[b]Chico’s FAS Inc.	United States	1,293,800	11,683,014
Kingfisher PLC	United Kingdom	3,744,140	10,831,795

			22,514,809

Wireless Telecommunication Services 3.6%
SK Telecom Co. Ltd.	South Korea	80,853	21,507,822
SK Telecom Co. Ltd., ADR	South Korea	108,491	3,237,372
Sprint Nextel Corp.	United States	2,792,710	36,668,282
Vodafone Group PLC	United Kingdom	18,210,261	67,951,449

			129,364,925

Total Common Stocks (Cost $2,873,084,467)			3,373,182,062

		Principal Amount
Short Term Investments 6.0%
U.S. Government and Agency Securities 6.0%
[c]FFCB, 8/25/08	United States	$25,000,000	24,379,675
[c]FHLB, 1/02/08	United States	1,502,000	1,502,000
3/12/08	United States	23,985,000	23,794,487
4/04/08	United States	80,000,000	79,157,840
4/14/08	United States	6,000,000	5,930,046
4/16/08	United States	50,000,000	49,405,750
[c]FNMA, 1/02/08	United States	130,000	130,000
1/04/08	United States	15,000,000	15,000,000
2/28/08	United States	15,000,000	14,902,740

Total U.S. Government and Agency Securities (Cost $213,997,809)			214,202,538

Total Investments (Cost $3,087,082,276) 100.0%			3,587,384,600
Other Assets, less Liabilities 0.0%[d]			1,356,297

Net Assets 100.0%			$3,588,740,897

Selected Portfolio Abbreviations

ADR - American Depository Receipt

FFCB - Federal Farm Credit Bank

FHLB - Federal Home Loan Bank

FNMA - Federal National Mortgage Association

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At December 31, 2007, the value of this security was $3,651, representing less than 0.01% of net assets.

b Non-income producing for the twelve months ended December 31, 2007.

c The security is traded on a discount basis with no stated coupon rate.

d Rounds to less than 0.1% of net assets.

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements

Statement of Assets and Liabilities

December 31, 2007

Templeton Growth Securities Fund
Assets:
Investments in securities:
Cost	$3,087,082,276

Value	$3,587,384,600
Cash	1,539
Receivables:
Capital shares sold	1,604,221
Dividends	5,202,583

Total assets	3,594,192,943

Liabilities:
Payables:
Capital shares redeemed	1,274,971
Affiliates	3,588,740
Accrued expenses and other liabilities	588,335

Total liabilities	5,452,046

Net assets, at value	$3,588,740,897

Net assets consist of:
Paid-in capital	$2,845,394,013
Undistributed net investment income	50,572,388
Net unrealized appreciation (depreciation)	500,314,974
Accumulated net realized gain (loss)	192,459,522

Net assets, at value	$3,588,740,897

Class 1:
Net assets, at value	$406,537,913

Shares outstanding	25,927,374

Net asset value and maximum offering price per share	$15.68

Class 2:
Net assets, at value	$3,182,202,984

Shares outstanding	206,123,519

Net asset value and maximum offering price per share	$15.44

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statement of Operations

for the year ended December 31, 2007

Templeton Growth Securities Fund
Investment income:
Dividends (net of foreign taxes of $5,071,854)	$75,567,119
Interest	9,990,667

Total investment income	85,557,786

Expenses:
Management fees (Note 3a)	25,986,128
Distribution fees - Class 2 (Note 3c)	7,884,754
Unaffiliated transfer agent fees	55,033
Custodian fees (Note 4)	545,858
Reports to shareholders	391,150
Professional fees	145,433
Trustees’ fees and expenses	14,790
Other	77,308

Total expenses	35,100,454
Expense reductions (Note 4)	(22,993)

Net expenses	35,077,461

Net investment income	50,480,325

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	193,121,773
Foreign currency transactions	154,081

Net realized gain (loss)	193,275,854

Net change in unrealized appreciation (depreciation) on:
Investments	(172,679,431)
Translation of assets and liabilities denominated in foreign currencies	(57,163)

Net change in unrealized appreciation (depreciation)	(172,736,594)

Net realized and unrealized gain (loss)	20,539,260

Net increase (decrease) in net assets resulting from operations	$71,019,585

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Templeton Growth Securities Fund
	Year Ended December 31,
	2007	2006

Increase (decrease) in net assets:
Operations:
Net investment income	$50,480,325	$48,615,354
Net realized gain (loss) from investments and foreign currency transactions and redemption in-kind (Note 8)	193,275,854	220,506,727
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(172,736,594)	311,063,570

Net increase (decrease) in net assets resulting from operations	71,019,585	580,185,651

Distributions to shareholders from:
Net investment income:
Class 1	(5,889,701)	(6,338,891)
Class 2	(42,446,708)	(29,026,054)
Net realized gains:
Class 1	(16,577,798)	(15,619,027)
Class 2	(135,434,521)	(80,864,543)

Total distributions to shareholders	(200,348,728)	(131,848,515)

Capital share transactions: (Note 2)
Class 1	4,489,795	(460,756,992)
Class 2	477,890,822	555,937,357

Total capital share transactions	482,380,617	95,180,365

Net increase (decrease) in net assets	353,051,474	543,517,501
Net assets:
Beginning of year	3,235,689,423	2,692,171,922

End of year	$3,588,740,897	$3,235,689,423

Undistributed net investment income included in net assets:
End of year	$50,572,388	$48,319,480

The accompanying notes are an integral part of these financial statements.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Templeton Variable Insurance Products Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of twenty-three separate funds. The Templeton Growth Securities Fund (Fund) included in this report is diversified. The financial statements of the remaining funds in the Trust are presented separately. Shares of the Fund are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. As of December 31, 2007, 50.96% of the Fund’s shares were held through one insurance company. The Fund offers two classes of shares: Class 1 and Class 2. Each class of shares differs by its distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund’s significant accounting policies.

a. Security Valuation

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Trust’s pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust’s Board of Trustees.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust’s Board of Trustees.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

b. Foreign Currency Translation (continued)

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Foreign Currency Contracts

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

d. Income Taxes

No provision has been made for U.S. income taxes because it is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

f. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At December 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Year Ended December 31,
	2007		2006
Class 1 Shares:	Shares	Amount	Shares	Amount
Shares sold	3,270,092	$52,030,675	816,455	$12,140,817
Shares issued in reinvestment of distributions	1,362,492	22,467,499	1,610,999	21,957,918
Shares redeemed in-kind (Note 8)	—	—	(24,637,081)	(376,956,857)
Shares redeemed	(4,322,603)	(70,008,379)	(7,904,739)	(117,898,870)

Net increase (decrease)	309,981	$4,489,795	(30,114,366)	$(460,756,992)

Class 2 Shares:
Shares sold	40,286,926	$647,823,344	44,417,686	$652,914,455
Shares issued in reinvestment of distributions	10,921,155	177,577,983	8,154,097	109,754,141
Shares redeemed in-kind (Note 8)	—	—	(1,903,026)	(28,650,852)
Shares redeemed	(22,199,545)	(347,510,505)	(12,095,685)	(178,080,387)

Net increase (decrease)	29,008,536	$477,890,822	38,573,072	$555,937,357

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Global Advisors Limited (TGAL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

3. TRANSACTIONS WITH AFFILIATES (continued)

a. Management Fees

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
1.000%	Up to and including $100 million
0.900%	Over $100 million, up to and including $250 million
0.800%	Over $250 million, up to and including $500 million
0.750%	Over $500 million, up to and including $1 billion
0.700%	Over $1 billion, up to and including $5 billion
0.675%	Over $5 billion, up to and including $10 billion
0.655%	Over $10 billion, up to and including $15 billion
0.635%	Over $15 billion, up to and including $20 billion
0.615%	In excess of $20 billion

Under a subadvisory agreement, TAML, an affiliate of TGAL, provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

b. Administrative Fees

Under an agreement with TGAL, FT Services provides administrative services to the Fund. The fee is paid by TGAL based on average daily net assets, and is not an additional expense of the Fund

c. Distribution Fees

The Fund’s Board of Trustees has adopted a distribution plan for Class 2 shares pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to 0.35% per year of its average daily net assets. The Board of Trustees has agreed to limit the current rate to 0.25% per year.

d. Transfer Agent Fees

Investor Services, under terms of an agreement, performs shareholder servicing for the Fund and is not paid by the Fund for the services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the year ended December 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

The Fund has reviewed the tax positions taken on federal income tax returns, for each of the three open tax years and as of December 31, 2007 and has determined that no provision for income tax is required in the Fund’s financial statements.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At December 31, 2007, the Fund deferred realized capital losses of $1,891,663.

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

5. INCOME TAXES (continued)

The tax character of distributions paid during the years ended December 31, 2007 and 2006, was as follows:

	2007	2006
Distributions paid from:
Ordinary income	$60,581,663	$35,364,945
Long term capital gain	139,767,065	96,483,570

	$200,348,728	$131,848,515

At December 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments	$3,087,082,276

Unrealized appreciation	$680,441,553
Unrealized depreciation	(180,139,229)

Net unrealized appreciation (depreciation)	$500,302,324

Undistributed ordinary income	$58,637,144
Undistributed long term capital gains	186,286,427

Distributable earnings	$244,923,571

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended December 31, 2007, aggregated $1,108,601,380 and $683,685,656, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. REDEMPTION IN-KIND

During the year ended December 31, 2006, the Fund realized $68,398,083 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

9. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission (“SEC”), relating to certain practices in the mutual fund industry, including late trading,

Franklin Templeton Variable Insurance Products Trust

Notes to Financial Statements (continued)

Templeton Growth Securities Fund

9. REGULATORY AND LITIGATION MATTERS (continued)

market timing and marketing support payments to securities dealers who sell fund shares (“marketing support”), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the “Company”), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Trust or its shareholders whole, as appropriate.

10. NEW ACCOUNTING PRONOUNCEMENT

In September 2006, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 157, “Fair Value Measurement” (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Trust believes the adoption of SFAS 157 will have no material impact on its financial statements.

Franklin Templeton Variable Insurance Products Trust

Templeton Growth Securities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Franklin Templeton Variable Insurance Products Trust

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Growth Securities Fund (one of the funds constituting Franklin Templeton Variable Insurance Products Trust, hereafter referred to as the “Fund”) at December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

February 14, 2008

Franklin Templeton Variable Insurance Products Trust

Tax Designation (unaudited)

Templeton Growth Securities Fund

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $186,296,390 as a long term capital gain dividend for the fiscal year ended December 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates 29.51% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2007.

At December 31, 2007, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2008 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

INDEX DESCRIPTIONS

The indexes are unmanaged and include reinvested distributions.

Bloomberg World Communications Index is a market capitalization-weighted index designed to measure equity performance of the communications sector of the Bloomberg World Index.

Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

Dow Jones Industrial Average (the Dow) is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders.

Dow Jones Wilshire Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities, such as real estate investment trusts and real estate operating companies. The index is float adjusted, capitalization weighted and rebalanced monthly, and returns are calculated on a buy-and-hold basis.

J.P. Morgan (JPM) Emerging Markets Bond Index (EMBI) Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Regional market returns are from subindexes of the JPM EMBI Global.

J.P. Morgan (JPM) Euro Emerging Markets Bond Index (EMBI) Global tracks total returns for euro-denominated, straight fixed coupon instruments issued by emerging market sovereign and quasi-sovereign entities.

J.P. Morgan (JPM) Government Bond Index (GBI)-Emerging Markets (EM) tracks total returns for liquid, fixed-rate, local currency emerging market government bonds. Local bond market returns are from country subindexes of the JPM GBI-EM.

J.P. Morgan (JPM) Government Bond Index (GBI) Global tracks total returns for liquid, fixed-rate, domestic government bonds with maturities greater than one year issued by developed countries globally.

Lehman Brothers (LB) U.S. Aggregate Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. All issues included must have at least one year to final maturity and must be rated investment grade (Baa3 or better) by Moody’s Investors Service. They must also be dollar denominated and nonconvertible. Total return includes price appreciation/depreciation and income as a percentage of the original investment. The index is rebalanced monthly by market capitalization.

Lehman Brothers (LB) U.S. Government: Intermediate Index is the intermediate component of the LB U.S. Government Index. The index includes securities issued by the U.S. government or agency. These include obligations of the U.S. Treasury with remaining maturity of one year or more and publicly issued debt of U.S. governmental agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

Lipper High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/07, there were 455 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper Multi-Sector Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Multi-Sector Income Funds classification in the Lipper Open-End underlying funds universe. Lipper Multi-Sector Income Funds are defined as funds that seek current income by allocating assets among different fixed income securities sectors (not primarily in one sector except for defensive purposes), including U.S. and foreign governments, with a significant portion rated below investment grade. For the 12-month period ended 12/31/07, there were 124 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP Equity Income Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper Equity Income Funds classification in the Lipper VIP underlying funds universe. Lipper Equity Income Funds seek relatively high current income and growth of income through investing 65% or more of their portfolios in equities. For the 12-month period ended 12/31/07, there were 58 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP General U.S. Government Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper U.S. Government Funds classification in the Lipper VIP underlying funds universe. Lipper U.S. Government Funds invest primarily in U.S. government and agency issues. For the 12-month period ended 12/31/07, there were 69 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Lipper VIP High Current Yield Funds Classification Average is an equally weighted average calculation of performance figures for all funds within the Lipper High Current Yield Funds in the Lipper VIP underlying funds universe. Lipper High Current Yield Funds aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 12/31/07, there were 108 funds in this category. Lipper calculations do not include contract fees, expenses or sales charges, and may have been different if such charges had been considered.

Merrill Lynch 2- and 5-Year Zero Coupon Bond Indexes include zero coupon bonds that pay no interest and are issued at a discount from redemption price.

Morgan Stanley Capital International (MSCI) All Country (AC) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets excluding the U.S. and Canada.

Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

Russell 1000® Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500™ Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent approximately 17% of total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Growth Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 3000 Index is market capitalization weighted and measures performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the investible U.S. equity market.

Russell Midcap® Growth Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

Standard & Poor’s 500 Index (S&P 500) consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock’s weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

Standard & Poor’s/Citigroup BMI Global REIT Index is designed to measure performance of the investible universe of publicly traded real estate investment trusts. Index constituents generally derive more than 60% of revenue from real estate development, management, rental, and/or direct investment in physical property and with local REIT or property trust tax status.

Standard & Poor’s/International Finance Corporation Investable (S&P/IFCI) Composite Index is a free float-adjusted, market capitalization-weighted index designed to measure equity performance in global emerging markets.

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
HARRIS J. ASHTON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	141	Bar-S Foods (meat packing company).

Principal Occupation During Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ROBERT F. CARLSON (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	121	None

Principal Occupation During Past 5 Years:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS); and formerly, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

SAM GINN (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since March 2007	121	Chevron Corporation (global energy company) and ICO Global Communications (Holdings) Limited (satellite company).

Principal Occupation During Past 5 Years:

Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

EDITH E. HOLIDAY (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).

Principal Occupation During Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

FRANK W.T. LAHAYE (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1988	121	Center for Creative Land Recycling (brownfield redevelopment).

Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

BOD-1

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
FRANK A. OLSON (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	141	Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service).

Principal Occupation During Past 5 Years:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since March 2007	141	None

Principal Occupation During Past 5 Years:

Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

JOHN B. WILSON (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since March 2007 and Lead Independent Trustee since January 2008	121	None

Principal Occupation During Past 5 Years:

President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President—Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Executive vice President—Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
**CHARLES B. JOHNSON (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 1988	142	None

Principal Occupation During Past 5 Years:

Chairman of the Board, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**RUPERT H. JOHNSON, JR. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer—Investment Management	Trustee since 1988 and President and Chief Executive Officer—Investment Management since 2002	126	None

Principal Occupation During Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

BOD-2

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
JAMES M. DAVIS (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President—AML Compliance	Chief Compliance Officer since 2004 and Vice President—AML Compliance since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

LAURA FERGERSON (1962) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Vice President, Franklin Templeton Services, LLC; officer of 28 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

JIMMY D. GAMBILL (1947) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Senior Vice President and Chief Executive Officer—Finance and Administration	Since 2002	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

DAVID P. GOSS (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

KAREN L. SKIDMORE (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 30 of the investment companies in Franklin Templeton Investments.

BOD-3

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held
CRAIG S. TYLE (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

GALEN G. VETTER (1951) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Chief Financial Officer and Chief Accounting Officer	Since 2004	Not Applicable	Not Applicable

Principal Occupation During Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and formerly, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and 1991-2004).

*We	base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Charles	B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust’s manager and distributor.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2006. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/321-8563 or their insurance companies to request the SAI.

BOD-4

Franklin Templeton Variable Insurance Products Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

SI-1

One Franklin Parkway San Mateo, CA 94403-1906

Annual Report

FRANKLIN TEMPLETON

VARIABLE INSURANCE PRODUCTS TRUST

Investment Managers

Franklin Advisers, Inc.

Franklin Advisory Services, LLC

Franklin Mutual Advisers, LLC

Franklin Templeton Institutional, LLC

Templeton Asset Management, Ltd., Singapore

Templeton Global Advisors Limited

Templeton Investment Counsel, LLC

Distributor

Franklin Templeton Distributors, Inc.

Franklin Templeton Variable Insurance Products Trust (FTVIP) shares are sold only to insurance company separate accounts (Separate Account) to serve as the investment vehicles for both variable annuity and variable life insurance contracts.

Authorized for distribution to investors in Separate Accounts only when accompanied or preceded by the current prospectus for the applicable contract, which includes the Separate Account and the FTVIP prospectuses. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FTVIP A2007 02/08

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)	(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is John B. Wilson and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $851,956 for the fiscal year ended December 31, 2007 and $771,869 for the fiscal year ended December 31, 2006.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended December 31, 2007 and $3,961 for the fiscal year ended December 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2007 and $14,799 for the fiscal year ended December 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2007 and $161,062 for the fiscal year ended December 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connect with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended December 31, 2007 and $179,822 for the fiscal year ended December 31, 2006.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

N/A

Item 6.	Schedule of Investments.

N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchases.

N/A

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer—Finance and Administration, and Laura Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer—Finance and Administration, and Laura Fergerson, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

By:	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Executive Officer – Finance and Administration
Date February 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ GALEN G. VETTER
Galen G. Vetter
Chief Executive Officer – Finance and Administration
Date February 27, 2008

By:	/s/ LAURA FERGERSON
Laura Fergerson
Chief Financial Officer and Chief Accounting Officer
Date February 27, 2008